UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-09253

Wells Fargo Funds Trust

(Exact name of registrant as specified in charter)

525 Market St., San Francisco, CA 94105

(Address of principal executive offices) (Zip code)

Catherine Kennedy

Wells Fargo Funds Management, LLC

525 Market St., San Francisco, CA 94105

(Name and address of agent for service)

Registrant’s telephone number, including area code: 800-222-8222

Date of fiscal year end: March 31

Registrant is making a filing for 7 of its series:

Wells Fargo Small Cap Fund, Wells Fargo Disciplined Small Cap Fund, Wells Fargo Special Small Cap Value Fund, Wells Fargo Fundamental Small Cap Growth Fund, Wells Fargo Precious Metals Fund, Wells Fargo Specialized Technology Fund, and Wells Fargo Utility and Telecommunications Fund;

Date of reporting period: March 31, 2021

ITEM 1.	REPORT TO STOCKHOLDERS

Annual Report
March 31, 2021
Wells Fargo Small Cap Fund
(formerly, Wells Fargo Intrinsic Small Cap Value Fund)

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The views expressed and any forward-looking statements are as of March 31, 2021, unless otherwise noted, and are those of the Fund's portfolio managers and/or Wells Fargo Asset Management. Discussions of individual securities or the markets generally are not intended as individual recommendations. Future events or results may vary significantly from those expressed in any forward-looking statements. The views expressed are subject to change at any time in response to changing circumstances in the market. Wells Fargo Asset Management and the Fund disclaim any obligation to publicly update or revise any views expressed or forward-looking statements.
 INVESTMENT PRODUCTS: NOT FDIC INSURED  ■  NO BANK GUARANTEE  ■  MAY LOSE VALUE

Wells Fargo Small Cap Fund  |  1

Letter to shareholders (unaudited)
Andrew Owen
President
Wells Fargo Funds
Dear Shareholder:
We are pleased to offer you this annual report for the Wells Fargo Small Cap Fund for the 12-month period that ended March 31, 2021. Effective February 15, 2021, the Fund changed its name from Wells Fargo Intrinsic Small Cap Value Fund to Wells Fargo Small Cap Fund. Despite the initial challenges presented by the spread of COVID-19 cases and the business restrictions implemented throughout much of the world, global stocks showed robust returns, supported by global stimulus programs, a rapid vaccination rollout, and a recovering consumer and corporate sentiment. Bond markets also produced positive returns, as investors searched for yield and diversification during difficult market stretches.
For the 12-month period, equities had robust returns, as policymakers continued to fight the effects of COVID-19. Emerging market stocks led both non-U.S. developed market equities and U.S. stocks. While gains from fixed-income securities were positive, they were more modest than equities. For the period, U.S. stocks, based on the S&P 500 Index,1 returned 56.35%. International stocks, as measured by the MSCI ACWI ex USA Index (Net),2 returned 49.91%, while the MSCI EM Index (Net),3 had stronger performance, with a 58.39% gain. Among bond indexes, the Bloomberg Barclays U.S. Aggregate Bond Index,4 returned 0.71%, the Bloomberg Barclays Global Aggregate ex-USD Index (unhedged),5 gained 7.15%, and the Bloomberg Barclays Municipal Bond Index,6 returned 5.51% while the ICE BofA U.S. High Yield Index,7 gained 23.31%.
The COVID-19 lockdown began almost a year ago.
Markets rebounded strongly through the spring, fueled by unprecedented government and central bank stimulus measures in the U.S. and globally. The U.S. economy contracted by an annualized 5.0% pace in the first quarter, with 30 million new unemployment insurance claims in six weeks. In the eurozone, first-quarter real gross domestic product (GDP) shrank 3.8%. China’s first-quarter GDP fell by 6.8% year over year. Extreme oil-price volatility continued as global supply far exceeded demand.
In May, investors regained confidence on reports of early success in human trials of a COVID-19 vaccine. Growth stocks outperformed value, while returns on global government bonds were flat. However, in the U.S., the April unemployment rate rose to 14.7%, its highest level since World War II. Purchasing managers’ indexes (PMIs), a monthly survey of purchasing managers, reflected broadly weakening activity in May. U.S. corporate earnings contracted 14% year over year from the first quarter of 2019. However, high demand for information technology (IT), driven by remote activity, supported robust IT sector earnings, which helped drive IT stocks higher.

[1]	The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value-weighted index with each stock's weight in the index proportionate to its market value. You cannot invest directly in an index.
[2]	The Morgan Stanley Capital International (MSCI) All Country World Index (ACWI) ex USA Index (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure the equity market performance of developed and emerging markets, excluding the United States. Source: MSCI. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indices or any securities or financial products. This report is not approved, reviewed, or produced by MSCI. You cannot invest directly in an index.

[1]	The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value-weighted index with each stock's weight in the index proportionate to its market value. You cannot invest directly in an index.
[3]	The MSCI Emerging Markets (EM) Index (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure equity market performance of emerging markets. You cannot invest directly in an index.

[1]	The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value-weighted index with each stock's weight in the index proportionate to its market value. You cannot invest directly in an index.
[4]	The Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment-grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities, and commercial mortgage-backed securities. You cannot invest directly in an index.

[1]	The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value-weighted index with each stock's weight in the index proportionate to its market value. You cannot invest directly in an index.
[5]	The Bloomberg Barclays Global Aggregate ex-USD Index (unhedged) is an unmanaged index that provides a broad-based measure of the global investment-grade fixed-income markets excluding the U.S. dollar-denominated debt market. You cannot invest directly in an index.

[1]	The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value-weighted index with each stock's weight in the index proportionate to its market value. You cannot invest directly in an index.
[6]	The Bloomberg Barclays Municipal Bond Index is an unmanaged index composed of long-term tax-exempt bonds with a minimum credit rating of Baa. You cannot invest directly in an index.

[1]	The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value-weighted index with each stock's weight in the index proportionate to its market value. You cannot invest directly in an index.
[7]	The ICE BofA U.S. High Yield Index is a market-capitalization-weighted index of domestic and Yankee high-yield bonds. The index tracks the performance of high-yield securities traded in the U.S. bond market. You cannot invest directly in an index. Copyright 2021. ICE Data Indices, LLC. All rights reserved.

2  |  Wells Fargo Small Cap Fund

Letter to shareholders (unaudited)
By June, economies started to reopen and global central banks committed to do all they could to provide economic support through liquidity and low borrowing costs. U.S. economic activity was aided by one-time $1,200 stimulus checks and $600 weekly bonus unemployment benefits that lasted through July. However, unemployment remained historically high and COVID-19 cases began to increase by late June. China’s economic recovery began to pick up momentum.
July was broadly positive for equities and fixed income. However, economic data and a resurgence of COVID-19 cases underscored the urgent need to regain control of the pandemic. Second-quarter GDP shrank from the previous quarter by 9.5% and 12.1% in the U.S. and the eurozone, respectively. In contrast, China’s second-quarter GDP grew 3.2% year over year. The U.S. economy added 1.8 million jobs in July, but a double-digit jobless rate persisted.
The stock market continued to rally in August despite concerns over rising numbers of U.S. and European COVID-19 cases as well as the expiration of the $600 weekly bonus unemployment benefit in July. Relatively strong second-quarter earnings boosted investor sentiment along with the U.S. Federal Reserve’s announcement of a monetary policy shift expected to support longer-term low interest rates. U.S. manufacturing and services activity indexes beat expectations while the U.S. housing market maintained strength. In Europe, retail sales expanded and consumer confidence was steady. China’s economy continued to expand.
Stocks grew more volatile in September on mixed economic data. U.S. economic activity continued to grow. However, U.S. unemployment remained elevated at 7.9% in September. With the U.S. Congress delaying further fiscal relief and uncertainties surrounding a possible vaccine, doubts crept back into the financial markets. In the U.K., a lack of progress in Brexit talks weighed on markets. China’s economy picked up steam, fueled by increased global demand.
In October, capital markets stepped back from their six-month rally. Market volatility rose in advance of the U.S. election and amid a global increase in COVID-19 infections. Europe introduced tighter restrictions affecting economic activity. U.S. markets looked favorably at the prospect of Democratic control of the federal purse strings, which could lead to additional fiscal stimulus and a boost to economic activity. Meanwhile, China reported 4.9% third-quarter GDP growth.
Global stocks rallied in November, propelled by optimism over three promising COVID-19 vaccines. Reversing recent trends, value stocks outperformed growth stocks and cyclical stocks outpaced IT stocks. However, U.S. unemployment remained elevated, with a net job loss of 10 million since February in 2020. The eurozone services PMI contracted sharply while the region’s manufacturing activity grew. The U.S. election results added to the upbeat mood as investors anticipated more consistent policies in the new administration.
Financial markets ended the year with strength on high expectations for a rapid rollout of the COVID-19 vaccines, the successful passage of a $900 billion stimulus package, and rising expectations of additional economic support from a Democratic-led Congress. U.S. economic data were mixed with still-elevated unemployment and weak retail sales but growth in manufacturing output. In contrast, China’s economic expansion continued in both manufacturing and nonmanufacturing. U.S. COVID-19 infection rates continued to rise even as new state and local lockdown measures were implemented.
The year 2021 began with emerging market stocks leading all major asset classes in January, driven by China’s strong economic growth and a broad recovery in corporate earnings, which propelled China’s stock market higher. In the United States, positive news on vaccine trials and January's expansion in both the manufacturing and services sectors was offset by a weak December monthly jobs report. This was compounded by technical factors as some hedge funds were forced to sell stocks to protect themselves against a well-publicized short squeeze coordinated by a group of retail investors. Eurozone sentiment and economic growth were particularly weak, reflecting the impact of a new lockdown with stricter social distancing along with a slow vaccine rollout.
“Global stocks rallied in November, propelled by optimism over three promising COVID-19 vaccines.”

Wells Fargo Small Cap Fund  |  3

Letter to shareholders (unaudited)
February saw major domestic equity indexes driven higher on the hope of a new stimulus bill, improving COVID-19 vaccination numbers, and the gradual reopening of the economy. Most S&P 500 companies reported better-than-expected earnings, with positive surprises coming from the financials, IT, health care, and materials sectors. Japan saw its economy strengthen as a result of strong export numbers. Meanwhile, crude oil prices continued their climb, rising more than 25% for the year. Domestic government bonds experienced a sharp sell-off in late February as markets priced in a more robust economic recovery and higher future growth and inflation expectations.
The passage of the massive domestic stimulus bill highlighted March activity, leading to increased forecasts for U.S. growth in 2021. Domestic employment surged as COVID-19 vaccinations and an increasingly open economy spurred hiring. A majority of U.S. small companies reported they are operating at pre-pandemic capacity or higher. Value continued its outperformance of growth in the month, continuing the trend that started in late 2020. Meanwhile, most major developed global equity indexes are up month to date on the back of rising optimism regarding the outlook for global growth. While the U.S. and U.K. have been the most successful in terms of the vaccine rollout, even markets where the vaccine has lagged, such as in the eurozone and Japan, equity indexes in many of those countries are also in positive territory this year.
Don’t let short-term uncertainty derail long-term investment goals.
Periods of investment uncertainty can present challenges, but experience has taught us that maintaining long-term investment goals can be an effective way to plan for the future. To help you create a sound strategy based on your personal goals and risk tolerance, Wells Fargo Funds offers more than 100 mutual funds spanning a wide range of asset classes and investment styles. Although diversification cannot guarantee an investment profit or prevent losses, we believe it can be an effective way to manage investment risk and potentially smooth out overall portfolio performance. We encourage investors to know their investments and to understand that appropriate levels of risk-taking may unlock opportunities.
Thank you for choosing to invest with Wells Fargo Funds. We appreciate your confidence in us and remain committed to helping you meet your financial needs.
Sincerely,
Andrew Owen
President
Wells Fargo Funds
“The passage of the massive domestic stimulus bill highlighted March activity, leading to increased forecasts for U.S. growth in 2021.”

For further information about your Fund, contact your investment professional, visit our website at wfam.com, or call us directly at 1-800-222-8222.

4  |  Wells Fargo Small Cap Fund

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Performance highlights (unaudited)
Investment objective	The Fund seeks long-term capital appreciation.
Manager	Wells Fargo Funds Management, LLC
Subadviser	Wells Capital Management Incorporated
Portfolio managers	Christopher G. Miller, CFA®‡, Theran Motl, CFA®‡

Average annual total returns (%) as of March 31, 2021
		Including sales charge			Excluding sales charge			Expense ratios[1] (%)
	Inception date	1 year	5 year	10 year	1 year	5 year	10 year	Gross	Net [2]
Class A (WFSMX)	3-31-2008	80.18	10.23	8.87	91.20	11.54	9.51	1.60	1.23
Class C (WSCDX)	3-31-2008	88.74	10.70	8.69	89.74	10.70	8.69	2.35	1.98
Class R6 (WFSJX)[3]	5-29-2020	–	–	–	92.24	11.97	9.96	1.17	0.80
Administrator Class (WFSDX)	4-8-2005	–	–	–	91.48	11.70	9.71	1.52	1.15
Institutional Class (WFSSX)	4-8-2005	–	–	–	91.87	11.93	9.94	1.27	0.90
Russell 2000® Index[4]	–	–	–	–	94.85	16.35	11.68	–	–
Russell 2000® Value Index[5]	–	–	–	–	97.05	13.56	10.06	–	–
Figures quoted represent past performance, which is no guarantee of future results, and do not reflect taxes that a shareholder may pay on an investment in a fund. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted, which assumes the reinvestment of dividends and capital gains. Current month-end performance is available on the Fund’s website, wfam.com.
Please keep in mind that high double-digit returns were primarily achieved during favorable market conditions. You should not expect that such favorable returns can be consistently achieved. A fund’s performance, especially for short time periods, should not be the sole factor in making your investment decision.
Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses, or any taxes. It is not possible to invest directly in an index.
For Class A shares, the maximum front-end sales charge is 5.75%. For Class C shares, the maximum contingent deferred sales charge is 1.00%. Performance including a contingent deferred sales charge assumes the sales charge for the corresponding time period. Class R6, Administrator Class, and Institutional Class shares are sold without a front-end sales charge or contingent deferred sales charge.
[1]	Reflects the expense ratios as stated in the most recent prospectuses. The expense ratios shown are subject to change and may differ from the annualized expense ratios shown in the financial highlights of this report.
[2]	The manager has contractually committed through July 31, 2022, to waive fees and/or reimburse expenses to the extent necessary to cap total annual fund operating expenses after fee waivers at 1.23% for Class A, 1.98% for Class C, 0.80% for Class R6, 1.15% for Administrator Class, and 0.90% for Institutional Class. Brokerage commissions, stamp duty fees, interest, taxes, acquired fund fees and expenses (if any), and extraordinary expenses are excluded from the expense caps. Prior to or after the commitment expiration date, the caps may be increased or the commitment to maintain the caps may be terminated only with the approval of the Board of Trustees. Without these caps, the Fund’s returns would have been lower. The expense ratio paid by an investor is the net expense ratio (the total annual fund operating expenses after fee waivers) as stated in the prospectuses.
[3]	Historical performance shown for the Class R6 shares prior to their inception reflects the performance of the Institutional Class shares, and includes the higher expenses applicable to the Institutional Class shares. If these expenses had not been included, returns for the Class R6 shares would be higher.
[4]	Effective February 15, 2021, the Fund replaced the Russell 2000® Value Index with the Russell 2000® Index in order to better align with the Fund’s principal investment strategy. The Russell 2000® Index measures the performance of the 2,000 smallest companies in the Russell 3000® Index, which represents approximately 8% of the total market capitalization of the Russell 3000® Index. You cannot invest directly in an index.
[5]	The Russell 2000® Value Index measures the performance of those Russell 2000 companies with lower price/book ratios and lower forecasted growth values. You cannot invest directly in an index.
Stock values fluctuate in response to the activities of individual companies and general market and economic conditions. Smaller-company stocks tend to be more volatile and less liquid than those of larger companies. Certain investment strategies tend to increase the total risk of an investment (relative to the broader market). Consult the Fund’s prospectus for additional information on these and other risks.

‡	CFA® and Chartered Financial Analyst® are trademarks owned by CFA Institute.

6  |  Wells Fargo Small Cap Fund

Performance highlights (unaudited)
Growth of $10,000 investment as of March 31, 20211
[1]	The chart compares the performance of Class A shares for the most recent ten years with the Russell 2000® Index and the Russell 2000® Value Index. The chart assumes a hypothetical investment of $10,000 in Class A shares and reflects all operating expenses and assumes the maximum initial sales charge of 5.75%.

Wells Fargo Small Cap Fund  |  7

Performance highlights (unaudited)
MANAGER'S DISCUSSION
Fund Highlights
■	The Fund switched its primary benchmark to the Russell 2000® Index, which was formerly its secondary benchmark, to better reflect the stated investment process, style, and opportunity set. The primary benchmark was previously the Russell 2000® Value Index. The Fund underperformed its benchmark, the Russell 2000® Index, for the 12-month period that ended March 31, 2021.
■	Stock selection and allocation in the real estate and consumer discretionary sectors were the largest detractors from performance relative to the benchmark.
■	Stock selection in the industrials and financials sectors were the largest contributors to relative performance.
Equity markets recovered even as the world is still reeling from the pandemic.
The COVID-19 global pandemic took hold in early 2020, largely shutting down the international economy, causing the equity markets to lose more than 35% of their value in less than six weeks, ending the longest bull market in U.S. history while entering bear-market territory in record time. The equity markets then proceeded to recover in record time, rising for the next four quarters and hitting new all-time highs along the way. The small-cap segment of the U.S. stock market, represented by the benchmark Russell 2000® Index, gained 94.85% during the 12-month reporting period. All sectors rose during the period, with the health care, consumer discretionary, and industrials sectors contributing the most to overall performance.
The stock market recovery in the past four quarters can mostly be attributed to the speed and aggressiveness of the U.S government’s fiscal and monetary policy response, improving infection rates and hospitalization trends, optimism around treatments and vaccines, and the reopening of parts of the country for business. Congress passed six stimulus bills since the beginning of the pandemic for a total of $5.18 trillion, including the $1.7 trillion Coronavirus Aid, Relief, and Economic Security (CARES) Act and the $1.9 trillion American Rescue Plan Act. The U.S. Federal Reserve (Fed) cut interest rates to near zero by mid-March 2020 and continues an aggressive open-ended commitment to keep buying assets under its quantitative easing measures. This also includes corporate bonds for the first time in its history. The Fed’s “whatever it takes” mantra increased its balance sheet to over $7.7 trillion. Over 30 million cases and 500,000 COVID-19-related deaths have been reported in the U.S. so far. However, vaccine distribution has ramped up with over 150 million doses administered, and the vast majority of Americans will be eligible for vaccination by mid-April. Inflation remained muted for the period and ended below 1.3%. The 10-year U.S. Treasury yield fell to a low of 0.52% but then rose to end the period at 1.75%. As the economy suffered from the pandemic, unemployment rose to a high of 14.8% before coming back down to 6.0%, while gross domestic product initially declined at an annual rate of 31.0% and then recovered to an annual growth rate of 33.4%
and 4.3% in subsequent quarters. The equity markets were volatile during the period with small-cap and large-cap, growth and value, secular and cyclical, and work-from-home and reopen-for-business stocks rotating in and out of favor at various times. Throughout the period, we continued to seek companies with solid business models, strong management teams, and healthy cash flow prospects.
Holdings in the real estate, consumer discretionary, and health care sectors were the largest detractors from relative performance.
Real estate was the largest detractor from relative performance as a result of an overweight to the sector and holdings that did not keep up with the group. The sector was hit hard at the beginning of the pandemic from lockdowns and business closures, and the recovery was not as good as some other parts of the economy. CoreSite Realty Corporation (data centers) and Healthcare Realty Trust Incorporated (outpatient medical facilities) were two holdings that were negatively affected by this dynamic. The consumer discretionary sector was the best performer in the benchmark, gaining 196% for the period. Even though our holdings in this sector provided a meaningful contribution to total returns, they were a relative underperformer to the benchmark from an underweight and stock selection perspective. Carter’s, Incorporated (children’s clothing and accessories) and Service Corporation International (funeral goods and services) were two holdings adversely affected by the pandemic. Two holdings in the health care sector, STERIS PLC*1 (medical/surgical equipment) and Haemonetics Corporation (blood management) were negatively affected by the pandemic-related postponement of all nonessential surgical procedures.

1* This security was no longer held at the end of the reporting period.

8  |  Wells Fargo Small Cap Fund

Performance highlights (unaudited)
Ten largest holdings (%) as of March 31, 2021[1]
Masonite International Corporation	2.47
SPX Corporation	2.37
LivaNova plc	2.19
Integer Holdings Corporation	2.11
AngioDynamics Incorporated	2.03
Air Lease Corporation	1.93
CoreSite Realty Corporation	1.79
Armstrong World Industries Incorporated	1.75
STAG Industrial Incorporated	1.72
Nomad Foods Limited	1.70
[1]	Figures represent the percentage of the Fund's net assets. Holdings are subject to change and may have changed since the date specified.
Holdings in the industrials and financials sectors and an underweight to utilities were the largest contributors to relative performance.
Holdings in the industrials sector outperformed their peers and, combined with an overweight to that sector, delivered the greatest contribution to relative returns. The best performers were the beneficiaries of the path to recovery from the pandemic. Herc Holdings Incorporated (equipment rentals) gained 395%; Altra Industrial Motion Corporation* (motion control and power transmission solutions) gained 217%; Ryder System, Incorporated (transportation and logistics), gained 201%; and Masonite International Corporation (interior and exterior doors) gained 143% for the period. In the financials sector, our bank holdings were overweight and outperformed their peers. A number of holdings in the consumer discretionary sector were also relative contributors, including Revolve Group, Incorporated (online fashion retailer), which rose 420%, and Jack in the Box Incorporated (quick-service restaurant), which rose 217% for the period.
Sector allocation as of March 31, 2021[1]
[1]	Figures represent the percentage of the Fund's long-term investments. These amounts are subject to change and may have changed since the date specified.
Our focus is constant: to add value by investing in attractively priced holdings.
Throughout all of the market and economic events that occurred during the reporting period, we continued to seek well-positioned companies — those with good business models, strong management teams, and healthy cash flows — trading at attractive discounts to their private market values (PMVs). The PMV represents the expected price an investor would pay for the entire company as a stand-alone private entity. We seek to buy stocks at a discount to their estimated PMV and sell them as they reach the upper limits of their PMV range. Our disciplined, bottom-up investment process leads us to be overweight or underweight certain sectors. This positioning changes over time based on macroeconomic and industry-specific factors. During the reporting period, our process led us to be overweight the information technology and industrials sectors while being underweight the health care, utilities, and energy sectors.
The economic impact of the global pandemic will continue to consume the equity markets for the near future. We now know a lot more about COVID-19, and the rollout of the first few vaccines boosted optimism that the pandemic could be brought under control. It is too early to know how deep the ultimate economic damage will be, and if the extraordinary fiscal/monetary responses to date will be effective. However, this economic downturn is different from any other in recent history, and there is still the possibility that things could get back to normal sooner than expected. The equity markets could be affected by future waves and mutant strains of COVID-19, rising interest rates, inflation, change in policies and laws following the recent elections in the U.S., and trade relationships between the major world powers.

Wells Fargo Small Cap Fund  |  9

Fund expenses (unaudited)
As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges (if any) on redemptions and (2) ongoing costs, including management fees, distribution (12b-1) and/or shareholder servicing fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The example is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period from October 1, 2020 to March 31, 2021.
Actual expenses
The “Actual” line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Actual” line under the heading entitled “Expenses paid during period” for your applicable class of shares to estimate the expenses you paid on your account during this period.
Hypothetical example for comparison purposes
The “Hypothetical” line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and contingent deferred sales charges. Therefore, the “Hypothetical” line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
	Beginning account value 10-1-2020	Ending account value 3-31-2021	Expenses paid during the period[1]	Annualized net expense ratio
Class A
Actual	$1,000.00	$1,423.77	$ 7.86	1.30%
Hypothetical (5% return before expenses)	$1,000.00	$1,018.45	$ 6.54	1.30%
Class C
Actual	$1,000.00	$1,418.33	$12.48	2.07%
Hypothetical (5% return before expenses)	$1,000.00	$1,014.61	$10.40	2.07%
Class R6
Actual	$1,000.00	$1,428.27	$ 5.27	0.87%
Hypothetical (5% return before expenses)	$1,000.00	$1,020.59	$ 4.38	0.87%
Administrator Class
Actual	$1,000.00	$1,424.13	$ 7.19	1.19%
Hypothetical (5% return before expenses)	$1,000.00	$1,019.00	$ 5.99	1.19%
Institutional Class
Actual	$1,000.00	$1,426.02	$ 5.87	0.97%
Hypothetical (5% return before expenses)	$1,000.00	$1,020.09	$ 4.89	0.97%
1 Expenses paid is equal to the annualized net expense ratio of each class multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect the one-half-year period).

10  |  Wells Fargo Small Cap Fund

Portfolio of investments—March 31, 2021

	Shares	Value
Common stocks: 98.22%
Communication services: 0.88%
Interactive media & services: 0.88%
Eventbrite Incorporated Class A †	24,392	$ 540,527
Consumer discretionary: 11.55%
Auto components: 2.44%
Dana Incorporated	33,844	823,425
Gentherm Incorporated †	9,141	677,440
		1,500,865
Diversified consumer services: 2.09%
Houghton Mifflin Harcourt Company †	49,684	378,592
Service Corporation International	17,785	907,924
		1,286,516
Hotels, restaurants & leisure: 2.44%
Jack In The Box Incorporated	7,640	838,719
Planet Fitness Incorporated Class A †	5,880	454,524
Playa Hotels & Resorts NV †	28,573	208,583
		1,501,826
Internet & direct marketing retail: 2.36%
Revolve Group Incorporated †	18,473	829,992
The RealReal Incorporated †	27,355	619,044
		1,449,036
Specialty retail: 1.49%
National Vision Holdings Incorporated †	20,833	913,110
Textiles, apparel & luxury goods: 0.73%
Carter's Incorporated †	5,045	448,652
Consumer staples: 4.45%
Food products: 3.96%
Nomad Foods Limited †	38,035	1,044,441
The Simply Good Foods Company †	26,438	804,244
TreeHouse Foods Incorporated †	11,232	586,760
		2,435,445
Personal products: 0.49%
e.l.f. Beauty Incorporated †	11,326	303,877
Financials: 14.04%
Banks: 6.83%
Ameris Bancorp	10,564	554,716
Pinnacle Financial Partners Incorporated	8,131	720,894
Sterling Bancorp	22,721	523,037
United Community Bank	13,982	477,066
Veritex Holdings Incorporated	19,097	624,854
Webster Financial Corporation	12,409	683,860
Wintrust Financial Corporation	8,136	616,709
		4,201,136
The accompanying notes are an integral part of these financial statements.

Wells Fargo Small Cap Fund  |  11

Portfolio of investments—March 31, 2021

	Shares	Value
Capital markets: 1.16%
Raymond James Financial Incorporated	5,828	$ 714,280
Insurance: 4.37%
Axis Capital Holdings Limited	16,583	822,019
CNO Financial Group Incorporated	22,684	550,994
First American Financial Corporation	9,285	525,995
Reinsurance Group of America Incorporated	6,262	789,325
		2,688,333
Thrifts & mortgage finance: 1.68%
Essent Group Limited	21,658	1,028,538
Health care: 14.50%
Biotechnology: 3.16%
ACADIA Pharmaceuticals Incorporated †	6,355	163,959
Acceleron Pharma Incorporated †	856	116,082
Agios Pharmaceuticals Incorporated †	3,492	180,327
Arena Pharmaceuticals Incorporated †	2,880	199,843
Atara Biotherapeutics Incorporated †	7,751	111,304
bluebird bio Incorporated †	2,111	63,647
Coherus Biosciences Incorporated †	11,574	169,096
Insmed Incorporated †	5,437	185,184
Mirati Therapeutics Incorporated †	1,006	172,328
Neurocrine Biosciences Incorporated †	3,077	299,238
Sage Therapeutics Incorporated †	2,133	159,655
Zymeworks Incorporated †	3,831	120,983
		1,941,646
Health care equipment & supplies: 9.11%
AngioDynamics Incorporated †	53,297	1,247,150
Haemonetics Corporation †	5,920	657,179
Integer Holdings Corporation †	14,075	1,296,308
LivaNova plc †	18,267	1,346,826
Mesa Laboratories Incorporated	659	160,467
Neuronetics Incorporated †	20,189	249,738
Teleflex Incorporated	1,560	648,118
		5,605,786
Life sciences tools & services: 1.90%
Bruker Corporation	13,564	871,894
Codexis Incorporated †	12,890	295,052
		1,166,946
Pharmaceuticals: 0.33%
Theravance Biopharma Incorporated †	10,048	205,080
Industrials: 18.74%
Building products: 4.65%
Armstrong World Industries Incorporated	11,938	1,075,494
Masonite International Corporation †	13,161	1,516,674
Tecnoglass Incorporated	22,150	266,243
		2,858,411
The accompanying notes are an integral part of these financial statements.

12  |  Wells Fargo Small Cap Fund

Portfolio of investments—March 31, 2021

	Shares	Value
Commercial services & supplies: 2.32%
Interface Incorporated	40,628	$ 507,037
Stericycle Incorporated †	13,662	922,322
		1,429,359
Construction & engineering: 1.69%
APi Group Corporation 144A†	50,196	1,038,053
Electrical equipment: 0.75%
Atkore International Incorporated †	6,449	463,683
Machinery: 4.01%
Albany International Corporation Class A	3,253	271,528
ITT Incorporated	8,148	740,735
SPX Corporation †	24,983	1,455,759
		2,468,022
Professional services: 0.61%
ASGN Incorporated †	3,941	376,129
Road & rail: 1.51%
Ryder System Incorporated	12,250	926,713
Trading companies & distributors: 3.20%
Air Lease Corporation	24,150	1,183,350
Herc Holdings Incorporated †	7,723	782,572
		1,965,922
Information technology: 20.65%
Communications equipment: 0.63%
Infinera Corporation †	40,313	388,214
Electronic equipment, instruments & components: 2.43%
Avnet Incorporated	15,727	652,828
Littelfuse Incorporated	3,182	841,448
		1,494,276
IT services: 3.50%
EVO Payments Incorporated Class A †	32,542	895,556
Paya Holdings Incorporated Class A †«	41,673	456,736
WNS Holdings Limited ADR †	11,025	798,651
		2,150,943
Semiconductors & semiconductor equipment: 2.51%
Brooks Automation Incorporated	7,741	632,053
Macom Technology Solutions †	15,657	908,419
		1,540,472
Software: 11.58%
8x8 Incorporated †	24,887	807,331
Benefitfocus Incorporated †	21,933	302,895
Cloudera Incorporated †	71,983	876,033
CommVault Systems Incorporated †	8,519	549,476
Medallia Incorporated †	31,856	888,464
Mimecast Limited †	15,742	632,986
New Relic Incorporated †	5,067	311,519
The accompanying notes are an integral part of these financial statements.

Wells Fargo Small Cap Fund  |  13

Portfolio of investments—March 31, 2021

	Shares	Value
Software (continued)
Pagerduty Incorporated †	14,677	$ 590,456
Q2 Holdings Incorporated †	4,780	478,956
SPS Commerce Incorporated †	8,255	819,804
Zendesk Incorporated †	6,512	863,621
		7,121,541
Materials: 5.64%
Chemicals: 2.94%
Ashland Global Holdings Incorporated	8,280	735,016
Quaker Chemical Corporation	1,255	305,931
Westlake Chemical Corporation	8,591	762,795
		1,803,742
Containers & packaging: 1.50%
Silgan Holdings Incorporated	21,965	923,189
Metals & mining: 1.20%
Reliance Steel & Aluminum Company	4,855	739,368
Real estate: 7.77%
Equity REITs: 7.77%
American Homes 4 Rent Class A	27,964	932,320
CoreSite Realty Corporation	9,201	1,102,740
Four Corners Property Trust Incorporated	32,940	902,556
Healthcare Realty Trust Incorporated	25,860	784,075
STAG Industrial Incorporated	31,462	1,057,438
		4,779,129
Total Common stocks (Cost $46,943,665)		60,398,765

Exchange-traded funds: 0.86%
SPDR S&P Biotech ETF «	3,921	531,884
Total Exchange-traded funds (Cost $636,308)		531,884

		Yield
Short-term investments: 2.54%
Investment companies: 2.54%
Securities Lending Cash Investments LLC ♠∩∞		0.04%	668,925	668,925
Wells Fargo Government Money Market Fund Select Class ♠∞		0.03	893,581	893,581
Total Short-term investments (Cost $1,562,506)				1,562,506
Total investments in securities (Cost $49,142,479)	101.62%			62,493,155
Other assets and liabilities, net	(1.62)			(998,653)
Total net assets	100.00%			$61,494,502

The accompanying notes are an integral part of these financial statements.

14  |  Wells Fargo Small Cap Fund

Portfolio of investments—March 31, 2021
†	Non-income-earning security
144A	The security may be resold in transactions exempt from registration, normally to qualified institutional buyers, pursuant to Rule 144A under the Securities Act of 1933.
«	All or a portion of this security is on loan.
♠	The issuer of the security is an affiliated person of the Fund as defined in the Investment Company Act of 1940.
∩	The investment is a non-registered investment company purchased with cash collateral received from securities on loan.
∞	The rate represents the 7-day annualized yield at period end.

Abbreviations:
ADR	American depositary receipt
REIT	Real estate investment trust
Investments in affiliates
An affiliated investment is an investment in which the Fund owns at least 5% of the outstanding voting shares of the issuer or as a result of other relationships, such as the Fund and the issuer having the same investment manager. Transactions with issuers that were either affiliated persons of the Fund at the beginning of the period or the end of the period were as follows:
	Value, beginning of period	Purchases	Sales proceeds	Net realized gains (losses)	Net change in unrealized gains (losses)	Value, end of period	% of net assets	Shares, end of period	Income from affiliated securities
Short-term investments
Investment companies
Securities Lending Cash Investments LLC	$ 0	$ 9,905,005	$ (9,236,080)	$0	$0	$ 668,925		668,925	$175 #
Wells Fargo Government Money Market Fund Select Class	632,764	12,998,099	(12,737,282)	0	0	893,581		893,581	442
				$0	$0	$1,562,506	2.54%		$617

#	Amount shown represents income before fees and rebates.
The accompanying notes are an integral part of these financial statements.

Wells Fargo Small Cap Fund  |  15

Statement of assets and liabilities—March 31, 2021

Assets
Investments in unaffiliated securities (including $675,073 of securities loaned), at value (cost $47,579,973)	$ 60,930,649
Investments in affiliated securites, at value (cost $1,562,506)	1,562,506
Receivable for investments sold	513,851
Receivable for dividends	45,925
Receivable for Fund shares sold	18,377
Receivable for securities lending income, net	627
Prepaid expenses and other assets	32,673
Total assets	63,104,608
Liabilities
Payable for investments purchased	835,808
Payable upon receipt of securities loaned	668,925
Payable for Fund shares redeemed	35,577
Management fee payable	24,299
Administration fees payable	9,889
Trustees’ fees and expenses payable	2,223
Distribution fee payable	75
Accrued expenses and other liabilities	33,310
Total liabilities	1,610,106
Total net assets	$61,494,502
Net assets consist of
Paid-in capital	$ 40,336,111
Total distributable earnings	21,158,391
Total net assets	$61,494,502
Computation of net asset value and offering price per share
Net assets – Class A	$ 46,580,284
Shares outstanding – Class A1	1,233,226
Net asset value per share – Class A	$37.77
Maximum offering price per share – Class A2	$40.07
Net assets – Class C	$ 111,680
Shares outstanding – Class C1	3,265
Net asset value per share – Class C	$34.21
Net assets – Class R6	$ 935,946
Shares outstanding – Class R6[1]	23,717
Net asset value per share – Class R6	$39.46
Net assets – Administrator Class	$ 465,871
Shares outstanding – Administrator Class[1]	12,048
Net asset value per share – Administrator Class	$38.67
Net assets – Institutional Class	$ 13,400,721
Shares outstanding – Institutional Class[1]	341,066
Net asset value per share – Institutional Class	$39.29
[1]	The Fund has an unlimited number of authorized shares
[2]	Maximum offering price is computed as 100/94.25 of net asset value. On investments of $50,000 or more, the offering price is reduced.
The accompanying notes are an integral part of these financial statements.

16  |  Wells Fargo Small Cap Fund

Statement of operations—year ended March 31, 2021

Investment income
Dividends (net of foreign withholdings taxes of $137)	$ 521,076
Income from affiliated securities	3,422
Total investment income	524,498
Expenses
Management fee	415,911
Administration fees
Class A	79,057
Class C	273
Class R6	173 [1]
Administrator Class	721
Institutional Class	13,030
Shareholder servicing fees
Class A	93,938
Class C	323
Administrator Class	1,382
Distribution fee
Class C	970
Custody and accounting fees	15,936
Professional fees	41,355
Registration fees	66,262
Shareholder report expenses	27,138
Trustees’ fees and expenses	19,425
Other fees and expenses	10,868
Total expenses	786,762
Less: Fee waivers and/or expense reimbursements
Fund-level	(168,996)
Class A	(6,672)
Administrator Class	(372)
Institutional Class	(2,068)
Net expenses	608,654
Net investment loss	(84,156)
Realized and unrealized gains (losses) on investments
Net realized gains on investments	8,195,099
Net change in unrealized gains (losses) on investments	22,426,580
Net realized and unrealized gains (losses) on investments	30,621,679
Net increase in net assets resulting from operations	$30,537,523
[1]	For the period from May 29, 2020 (commencement of class operations) to March 31, 2021
The accompanying notes are an integral part of these financial statements.

Wells Fargo Small Cap Fund  |  17

Statement of changes in net assets

	Year ended March 31, 2021		Year ended March 31, 2020
Operations
Net investment income (loss)		$ (84,156)		$ 93,835
Net realized gains on investments		8,195,099		184,406
Net change in unrealized gains (losses) on investments		22,426,580		(16,937,972)
Net increase (decrease) in net assets resulting from operations		30,537,523		(16,659,731)
Distributions to shareholders from
Net investment income and net realized gains
Class A		(35,117)		(2,809,650)
Class C		0		(23,865)
Class R6		(2,355) [1]		N/A
Administrator Class		(1,270)		(69,935)
Institutional Class		(55,258)		(1,153,479)
Total distributions to shareholders		(94,000)		(4,056,929)
Capital share transactions	Shares		Shares
Proceeds from shares sold
Class A	53,590	1,610,309	34,452	998,637
Class C	566	16,703	1,060	29,122
Class R6	29,573 [1]	831,915 [1]	N/A	N/A
Administrator Class	2,281	76,786	18,871	596,345
Institutional Class	49,452	1,722,335	25,429	745,734
		4,258,048		2,369,838
Reinvestment of distributions
Class A	999	33,896	88,486	2,713,873
Class C	0	0	780	21,882
Class R6	64 [1]	2,263 [1]	N/A	N/A
Administrator Class	33	1,137	2,048	64,270
Institutional Class	996	35,109	15,704	500,987
		72,405		3,301,012
Payment for shares redeemed
Class A	(193,021)	(5,538,418)	(205,793)	(6,016,656)
Class C	(7,825)	(178,870)	(10,118)	(284,633)
Class R6	(5,920) [1]	(198,400) [1]	N/A	N/A
Administrator Class	(12,507)	(426,084)	(36,385)	(1,131,472)
Institutional Class	(258,725)	(5,997,728)	(174,691)	(5,578,624)
		(12,339,500)		(13,011,385)
Net decrease in net assets resulting from capital share transactions		(8,009,047)		(7,340,535)
Total increase (decrease) in net assets		22,434,476		(28,057,195)
Net assets
Beginning of period		39,060,026		67,117,221
End of period		$ 61,494,502		$ 39,060,026
[1]	For the period from May 29, 2020 (commencement of class operations) to March 31, 2021
The accompanying notes are an integral part of these financial statements.

18  |  Wells Fargo Small Cap Fund

Financial highlights
(For a share outstanding throughout each period)
	Year ended March 31
Class A	2021	2020	2019	2018	2017
Net asset value, beginning of period	$19.77	$30.27	$31.46	$28.92	$23.49
Net investment income (loss)	(0.07) [1]	0.02 [1]	(0.04) [1]	(0.08) [1]	(0.15) [1]
Net realized and unrealized gains (losses) on investments	18.10	(8.43)	(1.15)	2.62	5.71
Total from investment operations	18.03	(8.41)	(1.19)	2.54	5.56
Distributions to shareholders from
Net investment income	(0.03)	0.00	0.00	0.00	(0.13)
Net realized gains	0.00	(2.09)	0.00	0.00	0.00
Total distributions to shareholders	(0.03)	(2.09)	0.00	0.00	(0.13)
Net asset value, end of period	$37.77	$19.77	$30.27	$31.46	$28.92
Total return[2]	91.20%	(30.24)%	(3.78)%	8.78%	23.68%
Ratios to average net assets (annualized)
Gross expenses	1.68%	1.60%	1.54%	1.54%	1.48%
Net expenses	1.32%	1.33%	1.35%	1.35%	1.35%
Net investment income (loss)	(0.24)%	0.05%	(0.11)%	(0.26)%	(0.57)%
Supplemental data
Portfolio turnover rate	55%	41%	34%	27%	142%
Net assets, end of period (000s omitted)	$46,580	$27,115	$44,028	$50,993	$52,817

[1]	Calculated based upon average shares outstanding
[2]	Total return calculations do not include any sales charges.
The accompanying notes are an integral part of these financial statements.

Wells Fargo Small Cap Fund  |  19

Financial highlights
(For a share outstanding throughout each period)
	Year ended March 31
Class C	2021	2020	2019	2018	2017
Net asset value, beginning of period	$18.03	$27.98	$29.30	$27.14	$22.11
Net investment loss	(0.23) [1]	(0.20) [1]	(0.25) [1]	(0.28) [1]	(0.39) [1]
Net realized and unrealized gains (losses) on investments	16.41	(7.66)	(1.07)	2.44	5.42
Total from investment operations	16.18	(7.86)	(1.32)	2.16	5.03
Distributions to shareholders from
Net realized gains	0.00	(2.09)	0.00	0.00	0.00
Net asset value, end of period	$34.21	$18.03	$27.98	$29.30	$27.14
Total return[2]	89.74%	(30.76)%	(4.51)%	7.96%	22.75%
Ratios to average net assets (annualized)
Gross expenses	2.44%	2.34%	2.29%	2.29%	2.22%
Net expenses	2.09%	2.10%	2.10%	2.10%	2.10%
Net investment loss	(0.94)%	(0.73)%	(0.85)%	(1.02)%	(1.52)%
Supplemental data
Portfolio turnover rate	55%	41%	34%	27%	142%
Net assets, end of period (000s omitted)	$112	$190	$526	$840	$989

[1]	Calculated based upon average shares outstanding
[2]	Total return calculations do not include any sales charges.
The accompanying notes are an integral part of these financial statements.

20  |  Wells Fargo Small Cap Fund

Financial highlights
(For a share outstanding throughout each period)
Year ended March 31
Class R6	2021 [1]
Net asset value, beginning of period	$25.43
Net investment income	0.03 [2]
Net realized and unrealized gains on investments	14.09
Total from investment operations	14.12
Distributions to shareholders from
Net investment income	(0.09)
Net asset value, end of period	$39.46
Total return[3]	55.58%
Ratios to average net assets (annualized)
Gross expenses	1.23%
Net expenses	0.88%
Net investment income	0.09%
Supplemental data
Portfolio turnover rate	55%
Net assets, end of period (000s omitted)	$936

[1]	For the period from May 29, 2020 (commencement of class operations) to March 31, 2021
[2]	Calculated based upon average shares outstanding
[3]	Returns for periods of less than one year are not annualized.
The accompanying notes are an integral part of these financial statements.

Wells Fargo Small Cap Fund  |  21

Financial highlights
(For a share outstanding throughout each period)
	Year ended March 31
Administrator Class	2021	2020	2019	2018	2017
Net asset value, beginning of period	$20.23	$30.89	$32.06	$29.43	$23.89
Net investment income (loss)	(0.01) [1]	0.05 [1]	0.01 [1]	(0.03) [1]	(0.10) [1]
Net realized and unrealized gains (losses) on investments	18.51	(8.62)	(1.18)	2.66	5.80
Total from investment operations	18.50	(8.57)	(1.17)	2.63	5.70
Distributions to shareholders from
Net investment income	(0.06)	0.00	0.00	0.00	(0.16)
Net realized gains	0.00	(2.09)	0.00	0.00	0.00
Total distributions to shareholders	(0.06)	(2.09)	0.00	0.00	(0.16)
Net asset value, end of period	$38.67	$20.23	$30.89	$32.06	$29.43
Total return	91.48%	(30.15)%	(3.65)%	8.94%	23.86%
Ratios to average net assets (annualized)
Gross expenses	1.61%	1.51%	1.46%	1.46%	1.40%
Net expenses	1.20%	1.20%	1.20%	1.20%	1.20%
Net investment income (loss)	(0.02)%	0.17%	0.05%	(0.10)%	(0.38)%
Supplemental data
Portfolio turnover rate	55%	41%	34%	27%	142%
Net assets, end of period (000s omitted)	$466	$450	$1,165	$1,347	$4,355

[1]	Calculated based upon average shares outstanding
The accompanying notes are an integral part of these financial statements.

22  |  Wells Fargo Small Cap Fund

Financial highlights
(For a share outstanding throughout each period)
	Year ended March 31
Institutional Class	2021	2020	2019	2018	2017
Net asset value, beginning of period	$20.58	$31.33	$32.45	$29.73	$24.13
Net investment income (loss)	0.02 [1]	0.12 [1]	0.08 [1]	0.03 [1]	(0.07) [1]
Net realized and unrealized gains (losses) on investments	18.87	(8.78)	(1.20)	2.69	5.89
Total from investment operations	18.89	(8.66)	(1.12)	2.72	5.82
Distributions to shareholders from
Net investment income	(0.18)	(0.00) [2]	0.00	0.00	(0.22)
Net realized gains	0.00	(2.09)	0.00	0.00	0.00
Total distributions to shareholders	(0.18)	(2.09)	0.00	0.00	(0.22)
Net asset value, end of period	$39.29	$20.58	$31.33	$32.45	$29.73
Total return	91.87%	(30.00)%	(3.45)%	9.15%	24.14%
Ratios to average net assets (annualized)
Gross expenses	1.35%	1.27%	1.21%	1.21%	1.15%
Net expenses	0.98%	1.00%	1.00%	1.00%	1.00%
Net investment income (loss)	0.08%	0.38%	0.24%	0.08%	(0.26)%
Supplemental data
Portfolio turnover rate	55%	41%	34%	27%	142%
Net assets, end of period (000s omitted)	$13,401	$11,305	$21,398	$28,032	$59,991

[1]	Calculated based upon average shares outstanding
[2]	Amount is less than $0.005.
The accompanying notes are an integral part of these financial statements.

Wells Fargo Small Cap Fund  |  23

Notes to financial statements
1. ORGANIZATION
Wells Fargo Funds Trust (the "Trust"), a Delaware statutory trust organized on March 10, 1999, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"). As an investment company, the Trust follows the accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946, Financial Services – Investment Companies. These financial statements report on the Wells Fargo Small Cap Fund (formerly, Wells Fargo Intrinsic Small Cap Value Fund) (the "Fund") which is a diversified series of the Trust.
On February 23, 2021, Wells Fargo & Company announced that it has entered into a definitive agreement to sell Wells Fargo Asset Management ("WFAM") to GTCR LLC and Reverence Capital Partners, L.P. WFAM is the trade name used by the asset management businesses of Wells Fargo & Company and includes Wells Fargo Funds Management, LLC, the investment manager to the Fund, Wells Capital Management Incorporated and Wells Fargo Asset Management (International) Limited, both registered investment advisers providing sub-advisory services to certain funds, and Wells Fargo Funds Distributor, LLC, the Fund's principal underwriter. As part of the transaction, Wells Fargo & Company will own a 9.9% equity interest and will continue to serve as an important client and distribution partner. The transaction is expected to close in the second half of 2021, subject to customary closing conditions.
Consummation of the transaction will result in the automatic termination of the Fund's investment management agreement and sub-advisory agreement. The Fund's Board of Trustees will be asked to approve new investment management arrangements with the new company. If approved by the Board, the new investment management arrangements with the new company will be presented to the shareholders of the Fund for approval, and, if approved by shareholders, would take effect upon the closing of the transaction. The transaction is expected to close in the second half of 2021, subject to customary closing conditions.
2. SIGNIFICANT ACCOUNTING POLICIES
The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Fund, are in conformity with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
Securities valuation
All investments are valued each business day as of the close of regular trading on the New York Stock Exchange (generally 4 p.m. Eastern Time), although the Fund may deviate from this calculation time under unusual or unexpected circumstances.
Equity securities that are listed on a foreign or domestic exchange or market are valued at the official closing price or, if none, the last sales price. If no sale occurs on the principal exchange or market that day, a fair value price will be determined in accordance with the Fund’s Valuation Procedures.
Investments in registered open-end investment companies are valued at net asset value. Interests in non-registered investment companies that are redeemable at net asset value are fair valued normally at net asset value.
Investments which are not valued using any of the methods discussed above are valued at their fair value, as determined in good faith by the Board of Trustees. The Board of Trustees has established a Valuation Committee comprised of the Trustees and has delegated to it the authority to take any actions regarding the valuation of portfolio securities that the Valuation Committee deems necessary or appropriate, including determining the fair value of portfolio securities, unless the determination has been delegated to the Wells Fargo Asset Management Pricing Committee at Wells Fargo Funds Management, LLC ("Funds Management"). The Board of Trustees retains the authority to make or ratify any valuation decisions or approve any changes to the Valuation Procedures as it deems appropriate. On a quarterly basis, the Board of Trustees receives reports on any valuation actions taken by the Valuation Committee or the Wells Fargo Asset Management Pricing Committee which may include items for ratification.
Foreign currency translation
The accounting records of the Fund are maintained in U.S. dollars. The values of other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at rates provided by an independent foreign currency pricing source at a time each business day specified by the Wells Fargo Asset Management Pricing Committee. Purchases and sales of securities, and income and expenses are converted at the rate of exchange on the respective dates of such transactions. Net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign

24  |  Wells Fargo Small Cap Fund

Notes to financial statements
withholding taxes recorded and the U.S. dollar equivalent of the amounts actually paid or received. Net unrealized foreign exchange gains and losses arise from changes in the fair value of assets and liabilities other than investments in securities resulting from changes in exchange rates. The changes in net assets arising from changes in exchange rates of securities and the changes in net assets resulting from changes in market prices of securities are not separately presented. Such changes are included in net realized and unrealized gains or losses from investments.
Securities lending
The Fund may lend its securities from time to time in order to earn additional income in the form of fees or interest on securities received as collateral or the investment of any cash received as collateral. When securities are on loan, the Fund receives interest or dividends on those securities. Cash collateral received in connection with its securities lending transactions is invested in Securities Lending Cash Investments, LLC (the "Securities Lending Fund"). Investments in Securities Lending Fund are valued at the evaluated bid price provided by an independent pricing service. Income earned from investment in the Securities Lending Fund (net of fees and rebates), if any, is included in income from affiliated securities on the Statement of Operations.
In a securities lending transaction, the net asset value of the Fund is affected by an increase or decrease in the value of the securities loaned and by an increase or decrease in the value of the instrument in which collateral is invested. The amount of securities lending activity undertaken by the Fund fluctuates from time to time. The Fund has the right under the lending agreement to recover the securities from the borrower on demand. In the event of default or bankruptcy by the borrower, the Fund may be prevented from recovering the loaned securities or gaining access to the collateral or may experience delays or costs in doing so. In such an event, the terms of the agreement allow the unaffiliated securities lending agent to use the collateral to purchase replacement securities on behalf of the Fund or pay the Fund the market value of the loaned securities. The Fund bears the risk of loss with respect to depreciation of its investment of the cash collateral.
Security transactions and income recognition
Securities transactions are recorded on a trade date basis. Realized gains or losses are recorded on the basis of identified cost.
Dividend income is recognized on the ex-dividend date. Income is recorded net of foreign taxes withheld where recovery of such taxes is not assured.
Income dividends and capital gain distributions from investment companies are recorded on the ex-dividend date. Capital gain distributions from investment companies are treated as realized gains.
Distributions to shareholders
Distributions to shareholders from net investment income and any net realized gains are recorded on the ex-dividend date and paid at least annually. Such distributions are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles. Dividend sources are estimated at the time of declaration. The tax character of distributions is determined as of the Fund's fiscal year end. Therefore, a portion of the Fund's distributions made prior to the Fund’s fiscal year end may be categorized as a tax return of capital at year end.
Federal and other taxes
The Fund intends to continue to qualify as a regulated investment company by distributing substantially all of its investment company taxable income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required.
The Fund’s income and federal excise tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal and Delaware revenue authorities. Management has analyzed the Fund's tax positions taken on federal, state, and foreign tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.
As of March 31, 2021, the aggregate cost of all investments for federal income tax purposes was $49,475,588 and the unrealized gains (losses) consisted of:
Gross unrealized gains	$15,193,060
Gross unrealized losses	(2,175,493)
Net unrealized gains	$13,017,567

Wells Fargo Small Cap Fund  |  25

Notes to financial statements
Class allocations
The separate classes of shares offered by the Fund differ principally in applicable sales charges, distribution, shareholder servicing, and administration fees. Class specific expenses are charged directly to that share class. Investment income, common fund-level expenses, and realized and unrealized gains (losses) on investments are allocated daily to each class of shares based on the relative proportion of net assets of each class.
3. FAIR VALUATION MEASUREMENTS
Fair value measurements of investments are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of the Fund’s investments. The three-level hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The Fund’s investments are classified within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement. The inputs are summarized into three broad levels as follows:
■	Level 1 – quoted prices in active markets for identical securities
■	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
■	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)
The inputs or methodologies used for valuing investments in securities are not necessarily an indication of the risk associated with investing in those securities.
The following is a summary of the inputs used in valuing the Fund’s assets and liabilities as of March 31, 2021:
	Quoted prices (Level 1)	Other significant observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total
Assets
Investments in:
Common stocks
Communication services	$ 540,527	$0	$0	$ 540,527
Consumer discretionary	7,100,005	0	0	7,100,005
Consumer staples	2,739,322	0	0	2,739,322
Financials	8,632,287	0	0	8,632,287
Health care	8,919,458	0	0	8,919,458
Industrials	11,526,292	0	0	11,526,292
Information technology	12,695,446	0	0	12,695,446
Materials	3,466,299	0	0	3,466,299
Real estate	4,779,129	0	0	4,779,129
Exchange-traded funds	531,884	0	0	531,884
Short-term investments
Investment companies	1,562,506	0	0	1,562,506
Total assets	$62,493,155	$0	$0	$62,493,155
Additional sector, industry or geographic detail, if any, is included in the Portfolio of Investments.
For the year ended March 31, 2021, the Fund did not have any transfers into/out of Level 3.
4. TRANSACTIONS WITH AFFILIATES
Management fee
Funds Management, an indirect wholly owned subsidiary of Wells Fargo & Company ("Wells Fargo"), is the manager of the Fund and provides advisory and fund-level administrative services under an investment management agreement. Under the investment management agreement, Funds Management is responsible for, among other services, implementing the investment objectives and strategies of the Fund, supervising the subadviser and providing fund-level administrative services in

26  |  Wells Fargo Small Cap Fund

Notes to financial statements
connection with the Fund’s operations. As compensation for its services under the investment management agreement, Funds Management is entitled to receive a management fee at the following annual rate based on the Fund’s average daily net assets:
Average daily net assets	Management fee
First $500 million	0.850%
Next $500 million	0.825
Next $1 billion	0.800
Next $1 billion	0.775
Next $1 billion	0.750
Next $1 billion	0.730
Next $5 billion	0.720
Over $10 billion	0.710
For the year ended March 31, 2021, the management fee was equivalent to an annual rate of 0.85% of the Fund’s average daily net assets.
Funds Management has retained the services of a subadviser to provide daily portfolio management to the Fund. The fee for subadvisory services is borne by Funds Management. Wells Capital Management Incorporated ("WellsCap"), an affiliate of Funds Management and an indirect wholly owned subsidiary of Wells Fargo, is the subadviser to the Fund and is entitled to receive a fee from Funds Management at an annual rate starting at 0.55% and declining to 0.40% as the average daily net assets of the Fund increase.
Administration fees
Under a class-level administration agreement, Funds Management provides class-level administrative services to the Fund, which includes paying fees and expenses for services provided by the transfer agent, sub-transfer agents, omnibus account servicers and record-keepers. As compensation for its services under the class-level administration agreement, Funds Management receives an annual fee which is calculated based on the average daily net assets of each class as follows:
Class-level administration fee
Class A	0.21%
Class C	0.21
Class R6	0.03
Administrator Class	0.13
Institutional Class	0.13
Waivers and/or expense reimbursements
Funds Management has contractually waived and/or reimbursed management and administration fees to the extent necessary to maintain certain net operating expense ratios for the Fund. When each class of the Fund has exceeded its expense cap, Funds Management has waived fees and/or reimbursed expenses from fund-level expenses on a proportionate basis and then from class specific expenses. When only certain classes exceed their expense caps, waivers and/or reimbursements are applied against class specific expenses before fund-level expenses. Funds Management has committed through July 31, 2022 to waive fees and/or reimburse expenses to the extent necessary to cap expenses. Prior to or after the commitment expiration date, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees. The contractual expense caps are as follows:

Wells Fargo Small Cap Fund  |  27

Notes to financial statements
Expense ratio caps
Class A	1.23%
Class C	1.98
Class R6	0.80
Administrator Class	1.15
Institutional Class	0.90
Prior to February 15, 2021, the Fund's expenses were capped at 1.35% for Class A shares, 2.10% for Class C shares, 0.90% for Class R6 shares, 1.20% for Administrator Class shares, and 1.00% for Institutional Class shares.
Distribution fee
The Trust has adopted a distribution plan for Class C shares of the Fund pursuant to Rule 12b-1 under the 1940 Act. A distribution fee is charged charged to Class C shares and paid to Wells Fargo Funds Distributor, LLC (“Funds Distributor”), the principal underwriter, at an annual rate of 0.75% of the average daily net assets of Class C shares.
In addition, Funds Distributor is entitled to receive the front-end sales charge from the purchase of Class A shares and a contingent deferred sales charge on the redemption of certain Class A shares. Funds Distributor is also entitled to receive the contingent deferred sales charges from redemptions of Class C shares. For the year ended March 31, 2021, Funds Distributor received $502 from the sale of Class A shares. No contingent deferred sales charges were incurred by Class A and Class C shares for the year ended March 31, 2021.
Shareholder servicing fees
The Trust has entered into contracts with one or more shareholder servicing agents, whereby Class A, Class C, and Administrator Class of the Fund are charged a fee at an annual rate of 0.25% of the average daily net assets of each respective class. A portion of these total shareholder servicing fees were paid to affiliates of Wells Fargo.
Interfund transactions
The Fund may purchase or sell portfolio investment securities to certain other Wells Fargo affiliates pursuant to Rule 17a-7 under the 1940 Act and under procedures adopted by the Board of Trustees. The procedures have been designed to ensure that these interfund transactions, which do not incur broker commissions, are effected at current market prices.
5. INVESTMENT PORTFOLIO TRANSACTIONS
Purchases and sales of investments, excluding U.S. government obligations (if any) and short-term securities, for the year ended March 31, 2021 were $26,428,060 and $34,430,050, respectively.
6. SECURITIES LENDING TRANSACTIONS
The Fund lends its securities through an unaffiliated securities lending agent and receives collateral in the form of cash or securities with a value at least equal to the value of the securities on loan. The value of the loaned securities is determined at the close of each business day and any increases or decreases in the required collateral are exchanged between the Fund and the counterparty on the next business day. Cash collateral received is invested in the Securities Lending Fund which seeks to provide a positive return compared to the daily Federal Funds Open Rate by investing in high-quality, U.S. dollar-denominated short-term money market instruments and is exempt from registration under Section 3(c)(7) of the 1940 Act. Securities Lending Fund is managed by Funds Management and is subadvised by WellsCap. Funds Management receives an advisory fee starting at 0.05% and declining to 0.01% as the average daily net assets of the Securities Lending Fund increase. All of the fees received by Funds Management are paid to WellsCap for its services as subadviser.
In the event of counterparty default or the failure of a borrower to return a loaned security, the Fund has the right to use the collateral to offset any losses incurred. As of March 31, 2021, the Fund had securities lending transactions with the following counterparties which are subject to offset:

28  |  Wells Fargo Small Cap Fund

Notes to financial statements
Counterparty	Value of securities on loan	Collateral received[1]	Net amount
Citigroup Global Markets Incorporated	$501,905	$(491,175)	$10,730
UBS Securities LLC	173,168	(173,168)	0
1 Collateral received within this table is limited to the collateral for the net transaction with the counterparty.
7. BANK BORROWINGS
The Trust (excluding the money market funds), Wells Fargo Master Trust and Wells Fargo Variable Trust are parties to a $350,000,000 revolving credit agreement whereby the Fund is permitted to use bank borrowings for temporary or emergency purposes, such as to fund shareholder redemption requests. Interest under the credit agreement is charged to the Fund based on a borrowing rate equal to the higher of the Federal Funds rate in effect on that day plus 1.25% or the overnight LIBOR rate in effect on that day plus 1.25%. In addition, an annual commitment fee equal to 0.25% of the unused balance is allocated to each participating fund.
For the year ended March 31, 2021, there were no borrowings by the Fund under the agreement.
8. DISTRIBUTIONS TO SHAREHOLDERS
The tax character of distributions paid during the years ended March 31, 2021 and March 31, 2020 were as follows:
	Year ended March 31
	2021	2020
Ordinary income	$94,000	$ 920,762
Long-term capital gain	0	3,136,167
As of March 31, 2021, the components of distributable earnings on a tax basis were as follows:
Undistributed ordinary income	Undistributed long-term gain	Unrealized gains
$1,081,981	$7,058,843	$13,017,567
9. INDEMNIFICATION
Under the Fund's organizational documents, the officers and Trustees have been granted certain indemnification rights against certain liabilities that may arise out of performance of their duties to the Fund. The Fund has entered into a separate agreement with each Trustee that converts indemnification rights currently existing under the Fund’s organizational documents into contractual rights that cannot be changed in the future without the consent of the Trustee. Additionally, in the normal course of business, the Fund may enter into contracts with service providers that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated.
10. NEW ACCOUNTING PRONOUNCEMENT
In August 2018, FASB issued Accounting Standards Update (“ASU”) No. 2018-13, Fair Value Measurement (Topic 820) Disclosure Framework - Changes to the Disclosure Requirements for Fair Value Measurement. ASU 2018-13 updates the disclosure requirements on fair value measurements in Topic 820, Fair Value Measurements. The amendments are effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019. Management has adopted this guidance which did not have a material impact on the financial statements.
11. CORONAVIRUS (COVID-19) PANDEMIC
On March 11, 2020, the World Health Organization announced that it had made the assessment that coronavirus disease 2019 (“COVID-19”) is a pandemic. The impacts of COVID-19 are affecting the entire global economy, individual companies and investment products, the funds, and the market in general. There is significant uncertainty around the extent and duration of

Wells Fargo Small Cap Fund  |  29

Notes to financial statements
business disruptions related to COVID-19 and the impacts may last for an extended period of time. COVID-19 has led to significant uncertainty and volatility in the financial markets.

30  |  Wells Fargo Small Cap Fund

Report of independent registered public accounting firm
To the Shareholders of the Fund and Board of Trustees
Wells Fargo Funds Trust:
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities of Wells Fargo Small Cap Fund (formerly, Wells Fargo Intrinsic Small Cap Value Fund) (the Fund), one of the funds constituting Wells Fargo Funds Trust, including the portfolio of investments, as of March 31, 2021, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the financial statements) and the financial highlights for each of the years or periods in the five-year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of March 31, 2021, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of March 31, 2021, by correspondence with the custodian, transfer agent and brokers, or by the other appropriate auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.
We have not been able to determine the specific year that we began serving as the auditor of one or more Wells Fargo Funds investment companies; however we are aware that we have served as the auditor of one or more Wells Fargo Funds investment companies since at least 1955.
Boston, Massachusetts
May 26, 2021

Wells Fargo Small Cap Fund  |  31

Other information (unaudited)
TAX INFORMATION
For corporate shareholders, pursuant to Section 854 of the Internal Revenue Code, 99.99% of ordinary income dividends qualify for the corporate dividends-received deduction for the fiscal year ended March 31, 2021.
Pursuant to Section 854 of the Internal Revenue Code, $93,991 of income dividends paid during the fiscal year ended March 31, 2021 has been designated as qualified dividend income (QDI).
For the fiscal year ended March 31, 2021, $3,299 has been designated as interest-related dividends for nonresident alien shareholders pursuant to Section 871 of the Internal Revenue Code.
PROXY VOTING INFORMATION
A description of the policies and procedures used to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-800-222-8222, visiting our website at wfam.com, or visiting the SEC website at sec.gov. Information regarding how the proxies related to portfolio securities were voted during the most recent 12-month period ended June 30 is available on the website at wfam.com or by visiting the SEC website at sec.gov.
QUARTERLY PORTFOLIO HOLDINGS INFORMATION
The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. Shareholders may view the filed Form N-PORT by visiting the SEC website at sec.gov.

32  |  Wells Fargo Small Cap Fund

Other information (unaudited)
BOARD OF TRUSTEES AND OFFICERS
Each of the Trustees and Officers listed in the table below acts in identical capacities for each fund in the Wells Fargo family of funds, which consists of 142 mutual funds comprising the Wells Fargo Funds Trust, Wells Fargo Variable Trust, Wells Fargo Master Trust and four closed-end funds (collectively the “Fund Complex”). This table should be read in conjunction with the Prospectus and the Statement of Additional Information1. The mailing address of each Trustee and Officer is 525 Market Street, 12th Floor, San Francisco, CA 94105. Each Trustee and Officer serves an indefinite term, however, each Trustee serves such term until reaching the mandatory retirement age established by the Trustees.
Independent Trustees
Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships
William R. Ebsworth (Born 1957)	Trustee, since 2015	Retired. From 1984 to 2013, equities analyst, portfolio manager, research director and chief investment officer at Fidelity Management and Research Company in Boston, Tokyo, and Hong Kong, and retired in 2013 as Chief Investment Officer of Fidelity Strategic Advisers, Inc. where he led a team of investment professionals managing client assets. Prior thereto, Board member of Hong Kong Securities Clearing Co., Hong Kong Options Clearing Corp., the Thailand International Fund, Ltd., Fidelity Investments Life Insurance Company, and Empire Fidelity Investments Life Insurance Company. Audit Committee Chair and Investment Committee Chair of the Vincent Memorial Hospital Endowment (non-profit organization). Mr. Ebsworth is a CFA® charterholder.	N/A
Jane A. Freeman (Born 1953)	Trustee, since 2015; Chair Liaison, since 2018	Retired. From 2012 to 2014 and 1999 to 2008, Chief Financial Officer of Scientific Learning Corporation. From 2008 to 2012, Ms. Freeman provided consulting services related to strategic business projects. Prior to 1999, Portfolio Manager at Rockefeller & Co. and Scudder, Stevens & Clark. Board member of the Harding Loevner Funds from 1996 to 2014, serving as both Lead Independent Director and chair of the Audit Committee. Board member of the Russell Exchange Traded Funds Trust from 2011 to 2012 and the chair of the Audit Committee. Ms. Freeman is also an inactive Chartered Financial Analyst.	N/A
Isaiah Harris, Jr. (Born 1952)	Trustee, since 2009; Audit Committee Chair, since 2019	Retired. Chairman of the Board of CIGNA Corporation since 2009, and Director since 2005. From 2003 to 2011, Director of Deluxe Corporation. Prior thereto, President and CEO of BellSouth Advertising and Publishing Corp. from 2005 to 2007, President and CEO of BellSouth Enterprises from 2004 to 2005 and President of BellSouth Consumer Services from 2000 to 2003. Emeritus member of the Iowa State University Foundation Board of Governors. Emeritus Member of the Advisory Board of Iowa State University School of Business. Advisory Board Member, Palm Harbor Academy (private school). Mr. Harris is a certified public accountant (inactive status).	CIGNA Corporation
Judith M. Johnson (Born 1949)	Trustee, since 2008	Retired. Prior thereto, Chief Executive Officer and Chief Investment Officer of Minneapolis Employees Retirement Fund from 1996 to 2008. Ms. Johnson is an attorney, certified public accountant and a certified managerial accountant.	N/A
David F. Larcker (Born 1950)	Trustee, since 2009	James Irvin Miller Professor of Accounting at the Graduate School of Business (Emeritus), Stanford University, Director of the Corporate Governance Research Initiative and Senior Faculty of The Rock Center for Corporate Governance since 2006. From 2005 to 2008, Professor of Accounting at the Graduate School of Business, Stanford University. Prior thereto, Ernst & Young Professor of Accounting at The Wharton School, University of Pennsylvania from 1985 to 2005.	N/A

Wells Fargo Small Cap Fund  |  33

Other information (unaudited)
Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships
Olivia S. Mitchell (Born 1953)	Trustee, since 2006; Nominating and Governance Committee Chair, since 2018	International Foundation of Employee Benefit Plans Professor, Wharton School of the University of Pennsylvania since 1993. Director of Wharton’s Pension Research Council and Boettner Center on Pensions & Retirement Research, and Research Associate at the National Bureau of Economic Research. Previously, Cornell University Professor from 1978 to 1993.	N/A
Timothy J. Penny (Born 1951)	Trustee, since 1996; Chair, since 2018	President and Chief Executive Officer of Southern Minnesota Initiative Foundation, a non-profit organization, since 2007. Member of the Board of Trustees of NorthStar Education Finance, Inc., a non-profit organization, since 2007.	N/A
James G. Polisson (Born 1959)	Trustee, since 2018	Retired. Chief Marketing Officer, Source (ETF) UK Services, Ltd, from 2015 to 2017. From 2012 to 2015, Principal of The Polisson Group, LLC, a management consulting, corporate advisory and principal investing company. Chief Executive Officer and Managing Director at Russell Investments, Global Exchange Traded Funds from 2010 to 2012. Managing Director of Barclays Global Investors from 1998 to 2010 and Global Chief Marketing Officer for iShares and Barclays Global Investors from 2000 to 2010. Trustee of the San Francisco Mechanics’ Institute, a non-profit organization, from 2013 to 2015. Board member of the Russell Exchange Traded Fund Trust from 2011 to 2012. Director of Barclays Global Investors Holdings Deutschland GmbH from 2006 to 2009. Mr. Polisson is an attorney and has a retired status with the Massachusetts and District of Columbia Bar Associations.	N/A
Pamela Wheelock (Born 1959)	Trustee, since January 2020; previously Trustee from January 2018 to July 2019	Board member of the Destination Medical Center Economic Development Agency, Rochester, Minnesota since 2019. Interim President of the McKnight Foundation from January to September 2020. Acting Commissioner, Minnesota Department of Human Services, July 2019 through September 2019. Human Services Manager (part-time), Minnesota Department of Human Services, October 2019 through December 2019. Chief Operating Officer, Twin Cities Habitat for Humanity from 2017 to 2019. Vice President of University Services, University of Minnesota from 2012 to 2016. Prior thereto, on the Board of Directors, Governance Committee and Finance Committee for the Minnesota Philanthropy Partners (Saint Paul Foundation) from 2012 to 2018, Interim Chief Executive Officer of Blue Cross Blue Shield of Minnesota from 2011 to 2012, Chairman of the Board from 2009 to 2012 and Board Director from 2003 to 2015. Vice President, Leadership and Community Engagement, Bush Foundation, Saint Paul, Minnesota (a private foundation) from 2009 to 2011. Executive Vice President and Chief Financial Officer, Minnesota Sports and Entertainment from 2004 to 2009 and Senior Vice President from 2002 to 2004. Executive Vice President of the Minnesota Wild Foundation from 2004 to 2008. Commissioner of Finance, State of Minnesota, from 1999 to 2002. Currently Board Chair of the Minnesota Wild Foundation since 2010.	N/A
*  Length of service dates reflect the Trustee’s commencement of service with the Trust’s predecessor entities, where applicable.

34  |  Wells Fargo Small Cap Fund

Other information (unaudited)
Officers
Name and year of birth	Position held and length of service	Principal occupations during past five years or longer
Andrew Owen (Born 1960)	President, since 2017	Executive Vice President of Wells Fargo & Company and Head of Affiliated Managers, Wells Fargo Asset Management, since 2014. In addition, Mr. Owen is currently President, Chief Executive Officer and Director of Wells Fargo Funds Management, LLC since 2017. Prior thereto, Executive Vice President responsible for marketing, investments and product development for Wells Fargo Funds Management, LLC, from 2009 to 2014.
Jeremy DePalma (Born 1974)	Treasurer, since 2012 (for certain funds in the Fund Complex); since 2021 (for the remaining funds in the Fund Complex)	Senior Vice President of Wells Fargo Funds Management, LLC since 2009. Senior Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010 and head of the Fund Reporting and Control Team within Fund Administration from 2005 to 2010.
Michelle Rhee (Born 1966)	Chief Legal Officer, since 2019	Secretary of Wells Fargo Funds Management, LLC and Chief Legal Counsel of Wells Fargo Asset Management since 2018. Deputy General Counsel of Wells Fargo Bank, N.A. since 2020 and Assistant General Counsel of Wells Fargo Bank, N.A. from 2018 to 2020. Associate General Counsel and Managing Director of Bank of America Corporation from 2004 to 2018.
Catherine Kennedy (Born 1969)	Secretary, since 2019	Vice President of Wells Fargo Funds Management, LLC and Senior Counsel of the Wells Fargo Legal Department since 2010. Vice President and Senior Counsel of Evergreen Investment Management Company, LLC from 1998 to 2010.
Michael H. Whitaker (Born 1967)	Chief Compliance Officer, since 2016	Chief Compliance Officer of Wells Fargo Asset Management since 2016. Senior Vice President and Chief Compliance Officer for Fidelity Investments from 2007 to 2016.
1  The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-222-8222 or by visiting the website at wfam.com.

Wells Fargo Small Cap Fund  |  35

For more information
More information about Wells Fargo Funds is available free upon request. To obtain literature, please write, visit the Fund's website, or call:
Wells Fargo Funds
P.O. Box 219967
Kansas City, MO 64121-9967
Website: wfam.com
Individual investors: 1-800-222-8222
Retail investment professionals: 1-888-877-9275
Institutional investment professionals: 1-866-765-0778
This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. If this report is used for promotional purposes, distribution of the report must be accompanied or preceded by a current prospectus. Before investing, please consider the investment objectives, risks, charges, and expenses of the investment. For a current prospectus and, if available, a summary prospectus, containing this information, call 1-800-222-8222 or visit the Fund's website at wfam.com. Read the prospectus carefully before you invest or send money.
Wells Fargo Asset Management (WFAM) is the trade name for certain investment advisory/management firms owned by Wells Fargo & Company. These firms include but are not limited to Wells Capital Management Incorporated and Wells Fargo Funds Management, LLC. Certain products managed by WFAM entities are distributed by Wells Fargo Funds Distributor, LLC (a broker-dealer and Member FINRA).
This material is for general informational and educational purposes only and is NOT intended to provide investment advice or a recommendation of any kind - including a recommendation for any specific investment, strategy, or plan.
 INVESTMENT PRODUCTS: NOT FDIC INSURED  ■  NO BANK GUARANTEE  ■  MAY LOSE VALUE
© 2021 Wells Fargo & Company. All rights reserved.
PAR-0421-00277 05-21
A242/AR242 03-21

Annual Report
March 31, 2021
Wells Fargo
Disciplined Small Cap Fund

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The views expressed and any forward-looking statements are as of March 31, 2021, unless otherwise noted, and are those of the Fund's portfolio managers and/or Wells Fargo Asset Management. Discussions of individual securities or the markets generally are not intended as individual recommendations. Future events or results may vary significantly from those expressed in any forward-looking statements. The views expressed are subject to change at any time in response to changing circumstances in the market. Wells Fargo Asset Management and the Fund disclaim any obligation to publicly update or revise any views expressed or forward-looking statements.
 INVESTMENT PRODUCTS: NOT FDIC INSURED  ■  NO BANK GUARANTEE  ■  MAY LOSE VALUE

Wells Fargo Disciplined Small Cap Fund  |  1

Letter to shareholders (unaudited)
Andrew Owen
President
Wells Fargo Funds
Dear Shareholder:
We are pleased to offer you this annual report for the Wells Fargo Disciplined Small Cap Fund for the 12-month period that ended March 31, 2021. Despite the initial challenges presented by the spread of COVID-19 cases and the business restrictions implemented throughout much of the world, global stocks showed robust returns, supported by global stimulus programs, a rapid vaccination rollout, and a recovering consumer and corporate sentiment. Bond markets also produced positive returns, as investors searched for yield and diversification during difficult market stretches.
For the 12-month period, equities had robust returns, as policymakers continued to fight the effects of COVID-19. Emerging market stocks led both non-U.S. developed market equities and U.S. stocks. While gains from fixed-income securities were positive, they were more modest than equities. For the period, U.S. stocks, based on the S&P 500 Index,1 returned 56.35%. International stocks, as measured by the MSCI ACWI ex USA Index (Net),2 returned 49.91%, while the MSCI EM Index (Net),3 had stronger performance, with a 58.39% gain. Among bond indexes, the Bloomberg Barclays U.S. Aggregate Bond Index,4 returned 0.71%, the Bloomberg Barclays Global Aggregate ex-USD Index (unhedged),5 gained 7.15%, and the Bloomberg Barclays Municipal Bond Index,6 returned 5.51% while the ICE BofA U.S. High Yield Index,7 gained 23.31%.
The COVID-19 lockdown began almost a year ago.
Markets rebounded strongly through the spring, fueled by unprecedented government and central bank stimulus measures in the U.S. and globally. The U.S. economy contracted by an annualized 5.0% pace in the first quarter, with 30 million new unemployment insurance claims in six weeks. In the eurozone, first-quarter real gross domestic product (GDP) shrank 3.8%. China’s first-quarter GDP fell by 6.8% year over year. Extreme oil-price volatility continued as global supply far exceeded demand.
In May, investors regained confidence on reports of early success in human trials of a COVID-19 vaccine. Growth stocks outperformed value, while returns on global government bonds were flat. However, in the U.S., the April unemployment rate rose to 14.7%, its highest level since World War II. Purchasing managers’ indexes (PMIs), a monthly survey of purchasing managers, reflected broadly weakening activity in May. U.S. corporate earnings contracted 14% year over year from the first quarter of 2019. However, high demand for information technology (IT), driven by remote activity, supported robust IT sector earnings, which helped drive IT stocks higher.

[1]	The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value-weighted index with each stock's weight in the index proportionate to its market value. You cannot invest directly in an index.
[2]	The Morgan Stanley Capital International (MSCI) All Country World Index (ACWI) ex USA Index (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure the equity market performance of developed and emerging markets, excluding the United States. Source: MSCI. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indices or any securities or financial products. This report is not approved, reviewed, or produced by MSCI. You cannot invest directly in an index.

[1]	The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value-weighted index with each stock's weight in the index proportionate to its market value. You cannot invest directly in an index.
[3]	The MSCI Emerging Markets (EM) Index (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure equity market performance of emerging markets. You cannot invest directly in an index.

[1]	The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value-weighted index with each stock's weight in the index proportionate to its market value. You cannot invest directly in an index.
[4]	The Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment-grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities, and commercial mortgage-backed securities. You cannot invest directly in an index.

[1]	The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value-weighted index with each stock's weight in the index proportionate to its market value. You cannot invest directly in an index.
[5]	The Bloomberg Barclays Global Aggregate ex-USD Index (unhedged) is an unmanaged index that provides a broad-based measure of the global investment-grade fixed-income markets excluding the U.S. dollar-denominated debt market. You cannot invest directly in an index.

[1]	The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value-weighted index with each stock's weight in the index proportionate to its market value. You cannot invest directly in an index.
[6]	The Bloomberg Barclays Municipal Bond Index is an unmanaged index composed of long-term tax-exempt bonds with a minimum credit rating of Baa. You cannot invest directly in an index.

[1]	The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value-weighted index with each stock's weight in the index proportionate to its market value. You cannot invest directly in an index.
[7]	The ICE BofA U.S. High Yield Index is a market-capitalization-weighted index of domestic and Yankee high-yield bonds. The index tracks the performance of high-yield securities traded in the U.S. bond market. You cannot invest directly in an index. Copyright 2021. ICE Data Indices, LLC. All rights reserved.

2  |  Wells Fargo Disciplined Small Cap Fund

Letter to shareholders (unaudited)
By June, economies started to reopen and global central banks committed to do all they could to provide economic support through liquidity and low borrowing costs. U.S. economic activity was aided by one-time $1,200 stimulus checks and $600 weekly bonus unemployment benefits that lasted through July. However, unemployment remained historically high and COVID-19 cases began to increase by late June. China’s economic recovery began to pick up momentum.
July was broadly positive for equities and fixed income. However, economic data and a resurgence of COVID-19 cases underscored the urgent need to regain control of the pandemic. Second-quarter GDP shrank from the previous quarter by 9.5% and 12.1% in the U.S. and the eurozone, respectively. In contrast, China’s second-quarter GDP grew 3.2% year over year. The U.S. economy added 1.8 million jobs in July, but a double-digit jobless rate persisted.
The stock market continued to rally in August despite concerns over rising numbers of U.S. and European COVID-19 cases as well as the expiration of the $600 weekly bonus unemployment benefit in July. Relatively strong second-quarter earnings boosted investor sentiment along with the U.S. Federal Reserve’s announcement of a monetary policy shift expected to support longer-term low interest rates. U.S. manufacturing and services activity indexes beat expectations while the U.S. housing market maintained strength. In Europe, retail sales expanded and consumer confidence was steady. China’s economy continued to expand.
Stocks grew more volatile in September on mixed economic data. U.S. economic activity continued to grow. However, U.S. unemployment remained elevated at 7.9% in September. With the U.S. Congress delaying further fiscal relief and uncertainties surrounding a possible vaccine, doubts crept back into the financial markets. In the U.K., a lack of progress in Brexit talks weighed on markets. China’s economy picked up steam, fueled by increased global demand.
In October, capital markets stepped back from their six-month rally. Market volatility rose in advance of the U.S. election and amid a global increase in COVID-19 infections. Europe introduced tighter restrictions affecting economic activity. U.S. markets looked favorably at the prospect of Democratic control of the federal purse strings, which could lead to additional fiscal stimulus and a boost to economic activity. Meanwhile, China reported 4.9% third-quarter GDP growth.
Global stocks rallied in November, propelled by optimism over three promising COVID-19 vaccines. Reversing recent trends, value stocks outperformed growth stocks and cyclical stocks outpaced IT stocks. However, U.S. unemployment remained elevated, with a net job loss of 10 million since February in 2020. The eurozone services PMI contracted sharply while the region’s manufacturing activity grew. The U.S. election results added to the upbeat mood as investors anticipated more consistent policies in the new administration.
Financial markets ended the year with strength on high expectations for a rapid rollout of the COVID-19 vaccines, the successful passage of a $900 billion stimulus package, and rising expectations of additional economic support from a Democratic-led Congress. U.S. economic data were mixed with still-elevated unemployment and weak retail sales but growth in manufacturing output. In contrast, China’s economic expansion continued in both manufacturing and nonmanufacturing. U.S. COVID-19 infection rates continued to rise even as new state and local lockdown measures were implemented.
The year 2021 began with emerging market stocks leading all major asset classes in January, driven by China’s strong economic growth and a broad recovery in corporate earnings, which propelled China’s stock market higher. In the United States, positive news on vaccine trials and January's expansion in both the manufacturing and services sectors was offset by a weak December monthly jobs report. This was compounded by technical factors as some hedge funds were forced to sell stocks to protect themselves against a well-publicized short squeeze coordinated by a group of retail investors. Eurozone sentiment and economic growth were particularly weak, reflecting the impact of a new lockdown with stricter social distancing along with a slow vaccine rollout.
“Global stocks rallied in November, propelled by optimism over three promising COVID-19 vaccines.”

Wells Fargo Disciplined Small Cap Fund  |  3

Letter to shareholders (unaudited)
February saw major domestic equity indexes driven higher on the hope of a new stimulus bill, improving COVID-19 vaccination numbers, and the gradual reopening of the economy. Most S&P 500 companies reported better-than-expected earnings, with positive surprises coming from the financials, IT, health care, and materials sectors. Japan saw its economy strengthen as a result of strong export numbers. Meanwhile, crude oil prices continued their climb, rising more than 25% for the year. Domestic government bonds experienced a sharp sell-off in late February as markets priced in a more robust economic recovery and higher future growth and inflation expectations.
The passage of the massive domestic stimulus bill highlighted March activity, leading to increased forecasts for U.S. growth in 2021. Domestic employment surged as COVID-19 vaccinations and an increasingly open economy spurred hiring. A majority of U.S. small companies reported they are operating at pre-pandemic capacity or higher. Value continued its outperformance of growth in the month, continuing the trend that started in late 2020. Meanwhile, most major developed global equity indexes are up month to date on the back of rising optimism regarding the outlook for global growth. While the U.S. and U.K. have been the most successful in terms of the vaccine rollout, even markets where the vaccine has lagged, such as in the eurozone and Japan, equity indexes in many of those countries are also in positive territory this year.
Don’t let short-term uncertainty derail long-term investment goals.
Periods of investment uncertainty can present challenges, but experience has taught us that maintaining long-term investment goals can be an effective way to plan for the future. To help you create a sound strategy based on your personal goals and risk tolerance, Wells Fargo Funds offers more than 100 mutual funds spanning a wide range of asset classes and investment styles. Although diversification cannot guarantee an investment profit or prevent losses, we believe it can be an effective way to manage investment risk and potentially smooth out overall portfolio performance. We encourage investors to know their investments and to understand that appropriate levels of risk-taking may unlock opportunities.
Thank you for choosing to invest with Wells Fargo Funds. We appreciate your confidence in us and remain committed to helping you meet your financial needs.
Sincerely,
Andrew Owen
President
Wells Fargo Funds
“The passage of the massive domestic stimulus bill highlighted March activity, leading to increased forecasts for U.S. growth in 2021.”

For further information about your Fund, contact your investment professional, visit our website at wfam.com, or call us directly at 1-800-222-8222.

4  |  Wells Fargo Disciplined Small Cap Fund

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Performance highlights (unaudited)
Investment objective	The Fund seeks long-term capital appreciation.
Manager	Wells Fargo Funds Management, LLC
Subadviser	Wells Capital Management Incorporated
Portfolio managers	Justin P. Carr, CFA®‡, Robert M. Wicentowski, CFA®‡

Average annual total returns (%) as of March 31, 2021
		Including sales charge			Excluding sales charge			Expense ratios[1] (%)
	Inception date	1 year	5 year	10 year	1 year	5 year	10 year	Gross	Net [2]
Class A (WDSAX)[3]	7-31-2018	79.72	10.21	9.20	90.69	11.52	9.85	1.32	0.93
Class R6 (WSCJX)[4]	10-31-2016	–	–	–	90.71	11.60	9.93	0.89	0.50
Administrator Class (NVSOX)	8-1-1993	–	–	–	90.04	11.33	9.76	1.24	0.85
Institutional Class (WSCOX)[5]	10-31-2014	–	–	–	90.34	11.59	9.93	0.99	0.60
Russell 2000® Index[6]	–	–	–	–	94.85	16.35	11.68	–	–
Figures quoted represent past performance, which is no guarantee of future results, and do not reflect taxes that a shareholder may pay on an investment in a fund. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted, which assumes the reinvestment of dividends and capital gains. Current month-end performance is available on the Fund’s website, wfam.com.
Please keep in mind that high double-digit returns were primarily achieved during favorable market conditions. You should not expect that such favorable returns can be consistently achieved. A fund’s performance, especially for short time periods, should not be the sole factor in making your investment decision.
Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses, or any taxes. It is not possible to invest directly in an index.
For Class A shares, the maximum front-end sales charge is 5.75%. Class R6, Administrator Class, and Institiutional Class shares are sold without a front-end sales charge or contingent deffered slaes charge.
[1]	Reflects the expense ratios as stated in the most recent prospectuses. The expense ratios shown are subject to change and may differ from the annualized expense ratios shown in the financial highlights of this report.
[2]	The manager has contractually committed through July 31, 2021, to waive fees and/or reimburse expenses to the extent necessary to cap total annual fund operating expenses after fee waivers at 0.93% for Class A, 0.50% for Class R6, 0.85% for Administrator Class, and 0.60% for Institutional Class. Brokerage commissions, stamp duty fees, interest, taxes, acquired fund fees and expenses (if any), and extraordinary expenses are excluded from the expense caps. Prior to or after the commitment expiration date, the caps may be increased or the commitment to maintain the caps may be terminated only with the approval of the Board of Trustees. Without these caps, the Fund’s returns would have been lower. The expense ratio paid by an investor is the net expense ratio (the total annual fund operating expenses after fee waivers) as stated in the prospectuses.
[3]	Historical performance shown for the Class A shares prior to their inception reflects the performance of the Administrator Class shares, and is adjusted to reflect the higher expenses and sales charges of the Class A shares.
[4]	Historical performance shown for the Class R6 shares prior to their inception reflects the performance of the Institutional Class shares, and includes the higher expenses applicable to the Institutional Class shares. If these expenses had not been included, returns for the Class R6 shares would be higher.
[5]	Historical performance shown for the Institutional Class shares prior to their inception reflects the performance of the Administrator Class shares, and includes the higher expenses applicable to the Administrator Class shares. If these expenses had not been included, returns for the Institutional Class shares would be higher.
[6]	The Russell 2000® Index measures the performance of the 2,000 smallest companies in the Russell 3000® Index, which represents approximately 8% of the total market capitalization of the Russell 3000® Index. You cannot invest directly in an index.
Stock values fluctuate in response to the activities of individual companies and general market and economic conditions. Smaller-company stocks tend to be more volatile and less liquid than those of larger companies. The use of derivatives may reduce returns and/or increase volatility. Consult the Fund’s prospectus for additional information on these and other risks.

‡	CFA® and Chartered Financial Analyst® are trademarks owned by CFA Institute.

6  |  Wells Fargo Disciplined Small Cap Fund

Performance highlights (unaudited)
Growth of $10,000 investment as of March 31, 20211
[1]	The chart compares the performance of Class A shares for the most recent ten years with the Russell 2000® Index. The chart assumes a hypothetical investment of $10,000 in Class A shares and reflects all operating expenses and assumes the maximum initial sales charge of 5.75%.

Wells Fargo Disciplined Small Cap Fund  |  7

Performance highlights (unaudited)
MANAGER'S DISCUSSION
Fund highlights
■	The Fund underperformed its benchmark, the Russell 2000® Index, for the 12-month period that ended March 31, 2021.
■	Negative stock selection detracted from relative performance within the consumer discretionary, industrials, and real estate sectors
■	The Fund benefited from positive stock selection in the financials, health care, and information technology (IT) sectors.
U.S. stocks surged higher as the economy recovered from the COVID-19 recession.
Investors entered 2020 with a healthy amount of optimism over the U.S.-China trade deal and accommodative monetary policy. Within weeks, the COVID-19 outbreak spiraled into a global pandemic, sparking the steepest economic downturn since the Great Depression. A coordinated and prodigious monetary and fiscal policy response, coupled with an unprecedented effort to develop a vaccine, helped move markets from a historic rout to a historic rebound. The U.S. Federal Reserve (Fed) unleashed an arsenal of monetary policy tools, while Congress responded with over $4 trillion in fiscal relief to bridge the gap between the pre-COVID-19 world and the post-pandemic economy. As the economic data improved, U.S. equities advanced on tailwinds from monetary and fiscal stimulus, reopening momentum, and the initial distribution of vaccines for COVID-19. Beginning in November, investors began a rotation into cyclical-value stocks and out of the secular-growth, “stay-at-home” stocks that dominated most of 2020.
Changes to the Fund’s portfolio during the period were minimal.
Elevated correlations across stocks, and crowding into secular-growth assets, reduced the breadth of the market to a narrow, univariate payoff on revenue growth at the expense of profitability. Driven by accommodative monetary policy and weak economic conditions, disruptive technologies experienced impressive performance, even at lofty valuations. While falling interest rates and low factor diversification have been reasons for concern, an accommodative fiscal policy and an improving economic outlook suggested the growth-at-any-price trade may take a pause. Marked as a year of stark contrasts, by November the impetus for a rotation was supported by challenging year-over-year comparisons in the strongest-performing names, a weaker dollar, and a steepening yield curve. During the fourth quarter, this drove a strong recovery in the highest-beta, riskiest companies. Going forward, lower stock and factor correlations should favor less concentrated managers as breadth improves.
Stock selection was strongest in financials, health care, and IT.
The strategy’s risk-controlled discipline and its focus on bottom-up stock selection tend to limit the effect of sector allocation on relative performance, and that was true this period. Bottom-up stock-selection effects in financials, health care, and IT contributed to relative performance. Evercore Partners Incorporated, a boutique investment bank, climbed higher on a recovery in underwriting fees and merger and acquisition activity. Within health care, Intellia Therapeutics, Incorporated, surged on positive clinical data surrounding its CRISPR/Cas9 gene-editing therapies. Livongo Health, Incorporated*1, benefited from growing demand for remote health solutions during the pandemic. Two renewable energy IT companies, Renewable Energy Group, Incorporated, and Enphase Energy, Incorporated, advanced on secular tailwinds behind biodiesel, solar, and battery power.
Ten largest holdings (%) as of March 31, 2021[1]
Performance Food Group Company	0.82
Penn National Gaming Incorporated	0.81
MasTec Incorporated	0.79
Stifel Financial Corporation	0.76
Deckers Outdoor Corporation	0.76
EMCOR Group Incorporated	0.75
Ultra Clean Holdings Incorporated	0.75
Atkore International Incorporated	0.73
Cooper Tire & Rubber Company	0.72
Builders FirstSource Incorporated	0.72
[1]	Figures represent the percentage of the Fund's net assets. Holdings are subject to change and may have changed since the date specified.

[1]	* This security was no longer held at the end of the reporting period.

8  |  Wells Fargo Disciplined Small Cap Fund

Performance highlights (unaudited)
Stock selection was weakest in consumer discretionary, industrials, and real estate.
Bottom-up stock selection effects in consumer discretionary, industrials, and real estate detracted from relative performance. Within consumer discretionary, Strategic Education, Incorporated, an online adult education company, faced enrollment and regulatory headwinds. Sunrun Incorporated provides residential solar energy solutions, which appreciated nearly 500% on secular tailwinds for the clean energy industry. Our underweight to Sunrun detracted from relative performance as speculative investors discounted strong fundamentals in a decarbonized world. FuelCell Energy, Incorporated, commercializes electric power generation. Similar to Sunrun, our valuation concerns led to a relative underweight position, which detracted from performance as FuelCell Energy shares appreciated. Real estate investment trusts (REITs) are sensitive to interest rates, and several of the Fund’s REIT stocks trended lower as the 10-year Treasury yield climbed to its highest level since prior to the pandemic.
We will continue to diligently focus on company fundamentals and disciplined portfolio risk management.
The recovery from the pandemic is likely to be unique as the world grapples with the repercussions of sacrificing its economic health to preserve public health. In contrast to prior recoveries after a recession or financial crisis, the current recovery is dependent on the global economy fully rebooting. A global economic reboot can occur quickly with tailwinds from prodigious monetary and fiscal support, but not without a growing risk of inflation.
The Fed acknowledges the risk of inflation, but its members believe any rise in inflation will be transitory. This accommodative backdrop could shift the economy into mid-cycle dynamics more quickly than anticipated. Classic early-state cyclical themes like small caps, value, and emerging markets could continue to do well, but the market could also abruptly shift to higher-quality, lower-volatility, and more defensive names if the burst of post-pandemic growth leads to some excesses.
Sector allocation as of March 31, 2021[1]
[1]	Figures represent the percentage of the Fund's long-term investments. These amounts are subject to change and may have changed since the date specified.
Europe’s recent wave of new COVID-19 variants and lockdowns is tempering optimism over the economic recovery. However, the success of the U.S. vaccination rollout means that the situation is much different relative to a few months ago. Nearly 40% of U.S. adults have now received at least one vaccine dose, with 20% of adults being fully vaccinated. It is more a matter of when, rather than if, the American economy will fully reopen in the coming months.
As the world makes further progress against COVID-19, we expect a surge in economic activity and the potential for higher inflation. Rising inflation historically provides a tailwind for value-oriented firms, which typically has benefited our investment process. As we monitor the macroeconomic environment, we will continue to diligently focus on company fundamentals and disciplined portfolio risk management.

Wells Fargo Disciplined Small Cap Fund  |  9

Fund expenses (unaudited)
As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges (if any) on redemptions and (2) ongoing costs, including management fees, distribution (12b-1) and/or shareholder servicing fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The example is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period from October 1, 2020 to March 31, 2021.
Actual expenses
The “Actual” line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Actual” line under the heading entitled “Expenses paid during period” for your applicable class of shares to estimate the expenses you paid on your account during this period.
Hypothetical example for comparison purposes
The “Hypothetical” line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and contingent deferred sales charges. Therefore, the “Hypothetical” line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
	Beginning account value 10-1-2020	Ending account value 3-31-2021	Expenses paid during the period[1]	Annualized net expense ratio
Class A
Actual	$1,000.00	$1,456.93	$5.70	0.93%
Hypothetical (5% return before expenses)	$1,000.00	$1,020.29	$4.68	0.93%
Class R6
Actual	$1,000.00	$1,455.19	$3.06	0.50%
Hypothetical (5% return before expenses)	$1,000.00	$1,022.44	$2.52	0.50%
Administrator Class
Actual	$1,000.00	$1,452.71	$5.20	0.85%
Hypothetical (5% return before expenses)	$1,000.00	$1,020.69	$4.28	0.85%
Institutional Class
Actual	$1,000.00	$1,453.19	$3.67	0.60%
Hypothetical (5% return before expenses)	$1,000.00	$1,021.94	$3.02	0.60%
1 Expenses paid is equal to the annualized net expense ratio of each class multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect the one-half-year period).

10  |  Wells Fargo Disciplined Small Cap Fund

Portfolio of investments—March 31, 2021

	Shares	Value
Common stocks: 95.45%
Communication services: 1.54%
Diversified telecommunication services: 0.17%
Ooma Incorporated †	2,921	$ 46,298
Interactive media & services: 0.29%
QuinStreet Incorporated †	3,831	77,769
Media: 1.08%
AMC Networks Incorporated Class A †	389	20,670
Entravision Communications Corporation Class A	14,958	60,430
Gray Television Incorporated	3,956	72,790
Nexstar Media Group Incorporated Class A	898	126,106
TechTarget Incorporated †	198	13,751
		293,747
Consumer discretionary: 12.90%
Auto components: 1.21%
Cooper Tire & Rubber Company	3,511	196,546
Dana Incorporated	5,421	131,893
		328,439
Automobiles: 0.02%
Workhorse Group Incorporated †«	362	4,985
Diversified consumer services: 0.78%
Grand Canyon Education Incorporated †	384	41,126
Perdoceo Education Corporation †	5,866	70,157
Strategic Education Incorporated	442	40,624
Stride Incorporated †	1,995	60,069
		211,976
Hotels, restaurants & leisure: 2.72%
Bloomin' Brands Incorporated †	4,374	118,317
Boyd Gaming Corporation †	1,099	64,797
Brinker International Incorporated †	1,379	97,992
International Game Technology	5,592	89,752
Marriott Vacations Worldwide Corporation †	667	116,178
Penn National Gaming Incorporated †	2,089	219,011
Wingstop Incorporated	260	33,064
		739,111
Household durables: 2.75%
Beazer Homes Incorporated †	3,105	64,957
Helen of Troy Limited †	430	90,584
Installed Building Products	430	47,678
iRobot Corporation †	408	49,849
KB Home Incorporated	1,640	76,309
La-Z-Boy Incorporated	693	29,439
Meritage Corporation †	912	83,831
Taylor Morrison Home Corporation †	4,123	127,030
TopBuild Corporation †	354	74,138
Universal Electronics Incorporated †	1,899	104,388
		748,203
The accompanying notes are an integral part of these financial statements.

Wells Fargo Disciplined Small Cap Fund  |  11

Portfolio of investments—March 31, 2021

	Shares	Value
Internet & direct marketing retail: 1.16%
Overstock.com Incorporated	1,348	$ 89,318
Stamps.com Incorporated †	703	140,256
Stitch Fix Incorporated Class A †	1,706	84,515
		314,089
Multiline retail: 0.62%
Big Lots Stores Incorporated	2,471	168,769
Specialty retail: 2.63%
American Eagle Outfitters Incorporated	2,008	58,714
Asbury Automotive Group Incorporated †	830	163,095
Bed Bath & Beyond Incorporated	1,461	42,588
Hibbett Sports Incorporated †	2,563	176,565
ODP Corporation †	1,444	62,511
Sportsman's Warehouse Holdings Incorporated †	4,176	71,994
Zumiez Incorporated †	3,281	140,755
		716,222
Textiles, apparel & luxury goods: 1.01%
Deckers Outdoor Corporation †	626	206,843
Steven Madden Limited	1,826	68,037
		274,880
Consumer staples: 3.10%
Beverages: 0.34%
Boston Beer Company Incorporated Class A †	41	49,457
National Beverage Corporation	848	41,476
		90,933
Food & staples retailing: 0.82%
Performance Food Group Company †	3,883	223,700
Food products: 0.78%
Fresh Del Monte Produce Incorporated	1,576	45,121
John B. Sanfilippo & Son Incorporated	513	46,360
Sanderson Farms Incorporated	306	47,669
The Simply Good Foods Company †	2,372	72,156
		211,306
Personal products: 1.16%
Medifast Incorporated	694	147,003
USANA Health Sciences Incorporated †	1,731	168,946
		315,949
Energy: 2.55%
Energy equipment & services: 0.39%
Helix Energy Solutions Group Incorporated †	4,597	23,215
Nextier Oilfield Solutions Incorporated †	22,076	82,123
		105,338
Oil, gas & consumable fuels: 2.16%
Ardmore Shipping Corporation †	6,525	29,624
Bonanza Creek Energy Incorporated †	4,786	171,004
The accompanying notes are an integral part of these financial statements.

12  |  Wells Fargo Disciplined Small Cap Fund

Portfolio of investments—March 31, 2021

	Shares	Value
Oil, gas & consumable fuels (continued)
Magnolia Oil & Gas Corporation †	16,058	$ 184,346
Renewable Energy Group Incorporated †	1,541	101,768
Scorpio Tankers Incorporated	1,863	34,391
World Fuel Services Corporation	1,899	66,845
		587,978
Financials: 14.80%
Banks: 7.90%
BancFirst Corporation	1,350	95,432
Bank of N.T. Butterfield & Son Limited	2,172	83,014
BankUnited Incorporated	3,361	147,716
Brookline Bancorp Incorporated	5,735	86,025
CNB Financial Corporation	2,412	59,359
Customers Bancorp Incorporated †	2,762	87,887
Enterprise Financial Service	1,316	65,063
First Bancorp of North Carolina	2,289	99,572
First Bancorp of Puerto Rico	6,469	72,841
First Financial Corporation	799	35,963
First Interstate BancSystem Class A	2,098	96,592
First Merchants Corporation	1,283	59,660
Great Southern Bancorp Incorporated	1,489	84,382
Hancock Holding Company	1,954	82,088
Hilltop Holdings Incorporated	4,100	139,933
Independent Bank Corporation	3,475	82,149
Investors Bancorp Incorporated	4,832	70,982
NBT Bancorp Incorporated	1,424	56,818
OFG Bancorp	3,343	75,619
Preferred Bank	1,803	114,815
South State Corporation	735	57,705
Sterling Bancorp	2,885	66,413
The Bancorp Incorporated †	7,558	156,602
TriCo Bancshares	1,727	81,808
Westamerica Bancorporation	1,413	88,708
		2,147,146
Capital markets: 2.29%
Artisan Partners Asset Management Incorporated Class A	1,808	94,323
Evercore Partners Incorporated Class A	1,004	132,267
Federated Investors Incorporated Class B	1,892	59,220
Houlihan Lokey Incorporated	1,105	73,494
PJT Partners Incorporated Class A	831	56,217
Stifel Financial Corporation	3,236	207,298
		622,819
Consumer finance: 1.00%
Enova International Incorporated †	3,123	110,804
Green Dot Corporation Class A †	2,427	111,132
PROG Holdings Incorporated	1,191	51,558
		273,494
Insurance: 1.62%
American Equity Investment Life Holding Company	2,512	79,203
CNO Financial Group Incorporated	6,964	169,156
Genworth Financial Incorporated Class A †	21,099	70,049
The accompanying notes are an integral part of these financial statements.

Wells Fargo Disciplined Small Cap Fund  |  13

Portfolio of investments—March 31, 2021

	Shares	Value
Insurance (continued)
Kemper Corporation	690	$ 55,007
Selective Insurance Group Incorporated	909	65,939
		439,354
Thrifts & mortgage finance: 1.99%
Essent Group Limited	2,497	118,583
MGIC Investment Corporation	5,751	79,651
NMI Holdings Incorporated Class A †	2,538	59,998
PennyMac Financial Services Incorporated	1,203	80,445
Radian Group Incorporated	6,194	144,011
Walker & Dunlop Incorporated	559	57,432
		540,120
Health care: 18.34%
Biotechnology: 8.43%
ACADIA Pharmaceuticals Incorporated †	1,184	30,547
Aduro Biotech Incorporated ♦†	4,415	0
Amicus Therapeutics Incorporated †	5,172	51,099
Aravive Incorporated †	1,855	12,224
Arcturus Therapeutics Holdings Incorporated †«	826	34,114
Arena Pharmaceuticals Incorporated †	1,242	86,182
Arrowhead Pharmaceuticals Incorporated †	964	63,923
Biocryst Pharmaceuticals Incorporated †«	9,170	93,259
Blueprint Medicines Corporation †	735	71,464
Cabaletta Bio Incorporated †	7,031	78,044
Chinook Therapeutics Incorporated †	3,794	58,959
Concert Pharmaceuticals Incorporated †	9,490	47,355
Cytokinetics Incorporated †	3,966	92,249
Editas Medicine Incorporated †	487	20,454
Exelixis Incorporated †	2,202	49,743
Fate Therapeutics Incorporated †	369	30,424
Fibrogen Incorporated †	1,294	44,915
Gossamer Bio Incorporated †	4,734	43,790
Halozyme Therapeutics Incorporated †	2,820	117,566
Heron Therapeutics Incorporated †	2,694	43,670
Intellia Therapeutics Incorporated †	1,480	118,777
Jounce Therapeutics Incorporated †	4,965	50,991
Kezar Life Sciences Incorporated †	13,174	78,517
Kiniksa Pharmaceuticals Limited Class A †	3,616	66,932
Kodiak Sciences Incorporated †	723	81,981
Ligand Pharmaceuticals Incorporated †	384	58,541
Mei Pharma Incorporated †	12,942	44,391
Mirati Therapeutics Incorporated †	136	23,297
NextCure Incorporated †	4,842	48,468
Novavax Incorporated †	442	80,139
Organogenesis Holdings Incorporated Class A †	4,966	90,481
Pfenex Incorporated ♦†	5,162	0
Protagonist Therapeutics Incorporated †	3,309	85,703
Rigel Pharmaceuticals Incorporated †	17,561	60,059
Rocket Pharmaceuticals Incorporated †	822	36,472
Sangamo Therapeutics Incorporated †	4,972	62,299
TCR2 Therapeutics Incorporated †	2,626	57,982
Translate Bio Incorporated †	3,845	63,404
The accompanying notes are an integral part of these financial statements.

14  |  Wells Fargo Disciplined Small Cap Fund

Portfolio of investments—March 31, 2021

	Shares	Value
Biotechnology (continued)
Ultragenyx Pharmaceutical Incorporated †	793	$ 90,291
Voyager Therapeutics Incorporated †	4,528	21,327
		2,290,033
Health care equipment & supplies: 3.73%
Accuray Incorporated †	16,587	82,106
Antares Pharma Incorporated †	10,813	44,441
Apyx Medical Corporation †	5,224	50,464
Genmark Diagnostics Incorporated †	2,932	70,075
Globus Medical Incorporated Class A †	1,693	104,407
Haemonetics Corporation †	791	87,809
iRhythm Technologies Incorporated †	255	35,409
Lantheus Holdings Incorporated †	2,458	52,527
Novocure Limited †	758	100,192
Seaspine Holdings Corporation †	4,782	83,207
STAAR Surgical Company †	1,026	108,151
Surmodics Incorporated †	2,224	124,700
Zynex Incorporated †	4,592	70,120
		1,013,608
Health care providers & services: 2.80%
Amedisys Incorporated †	430	113,860
Castle Biosciences Incorporated †	632	43,267
Centene Corporation †	1,070	68,384
Modivcare Incorporated †	695	102,943
R1 RCM Incorporated †	3,242	80,013
Tenet Healthcare Corporation †	3,755	195,260
The Ensign Group Incorporated	1,678	157,464
		761,191
Health care technology: 0.96%
HMS Holdings Corporation †	1,473	54,464
NextGen Healthcare Incorporated †	2,828	51,187
Omnicell Incorporated †	762	98,961
Simulations Plus Incorporated	894	56,537
		261,149
Life sciences tools & services: 0.21%
Repligen Corporation †	295	57,351
Pharmaceuticals: 2.21%
BioDelivery Sciences International Incorporated †	12,186	47,647
Catalent Incorporated †	1,084	114,156
Horizon Therapeutics plc †	1,192	109,712
Intra-Cellular Therapies Incorporated †	3,868	131,241
Pacira Pharmaceuticals Incorporated †	2,035	142,633
Supernus Pharmaceuticals Incorporated †	2,063	54,009
		599,398
Industrials: 16.45%
Aerospace & defense: 0.33%
Moog Incorporated Class A	1,066	88,638
Air freight & logistics: 0.38%
Atlas Air Worldwide Holdings Incorporated †	1,696	102,506
The accompanying notes are an integral part of these financial statements.

Wells Fargo Disciplined Small Cap Fund  |  15

Portfolio of investments—March 31, 2021

	Shares	Value
Building products: 2.09%
Builders FirstSource Incorporated †	4,229	$ 196,099
CSW Industrials Incorporated	1,198	161,730
Griffon Corporation	4,618	125,471
Simpson Manufacturing Company Incorporated	810	84,021
		567,321
Commercial services & supplies: 0.58%
Ennis Incorporated	2,718	58,029
Tetra Tech Incorporated	732	99,347
		157,376
Construction & engineering: 2.46%
Comfort Systems Incorporated	1,081	80,826
EMCOR Group Incorporated	1,823	204,468
MasTec Incorporated †	2,287	214,292
MYR Group Incorporated †	1,494	107,075
Primoris Services Corporation	1,866	61,821
		668,482
Electrical equipment: 2.67%
Atkore International Incorporated †	2,759	198,372
Bloom Energy Corporation Class A †	882	23,858
Encore Wire Corporation	1,745	117,142
Fuelcell Energy Incorporated †	2,044	29,454
Generac Holdings Incorporated †	465	152,264
Plug Power Incorporated †	3,518	126,085
Sunrun Incorporated †	1,317	79,652
		726,827
Machinery: 1.99%
Alamo Group Incorporated	540	84,321
Hillenbrand Incorporated	2,231	106,441
Meritor Incorporated †	1,640	48,249
Mueller Industries Incorporated	3,906	161,513
Park Ohio Holdings Corporation	4,468	140,697
		541,221
Paper & forest products: 0.48%
Boise Cascade Company	2,188	130,908
Professional services: 1.83%
CACI International Incorporated Class A †	258	63,638
CBIZ Incorporated †	1,855	60,584
Insperity Incorporated	727	60,879
Kelly Services Incorporated Class A †	5,793	129,010
Science Applications International Corporation	678	56,674
TriNet Group Incorporated †	1,614	125,827
		496,612
Road & rail: 0.81%
Arcbest Corporation	2,630	185,073
Universal Truckload Services	1,376	36,203
		221,276
The accompanying notes are an integral part of these financial statements.

16  |  Wells Fargo Disciplined Small Cap Fund

Portfolio of investments—March 31, 2021

	Shares	Value
Trading companies & distributors: 2.83%
Applied Industrial Technologies Incorporated	937	$ 85,426
DXP Enterprises Incorporated †	2,594	78,261
GMS Incorporated †	1,230	51,353
McGrath RentCorp	1,600	129,040
Rush Enterprises Incorporated Class A	3,319	165,386
Textainer Group Holdings Limited †	2,633	75,435
Titan Machinery Incorporated †	4,454	113,577
WESCO International Incorporated †	802	69,397
		767,875
Information technology: 13.83%
Communications equipment: 0.81%
Ciena Corporation †	1,662	90,945
Digi International Incorporated †	4,527	85,968
Netgear Incorporated †	1,065	43,772
		220,685
Electronic equipment, instruments & components: 1.96%
Fabrinet †	735	66,437
Insight Enterprises Incorporated †	1,387	132,348
Methode Electronics Incorporated	1,237	51,929
Plexus Corporation †	716	65,757
Sanmina Corporation †	3,252	134,568
SYNNEX Corporation	703	80,733
		531,772
IT services: 2.05%
BM Technologies Incorporated ♦	471	5,487
EPAM Systems Incorporated †	246	97,586
Evertec Incorporated	3,433	127,776
ExlService Holdings Incorporated †	700	63,112
Perficient Incorporated †	1,763	103,523
TTEC Holdings Incorporated	1,582	158,912
		556,396
Semiconductors & semiconductor equipment: 4.10%
Advanced Energy Industries Incorporated	798	87,118
Diodes Incorporated †	1,570	125,349
Enphase Energy Incorporated †	480	77,837
FormFactor Incorporated †	1,382	62,342
Ichor Holdings Limited †	3,085	165,973
Inphi Corporation †	421	75,111
MKS Instruments Incorporated	366	67,864
Silicon Laboratories Incorporated †	601	84,783
Smart Global Holdings Incorporated †	2,921	134,424
SunPower Corporation	920	30,774
Ultra Clean Holdings Incorporated †	3,507	203,546
		1,115,121
Software: 4.91%
A10 Networks Incorporated †	13,333	128,130
ACI Worldwide Incorporated †	958	36,452
Arlo Technologies Incorporated †	9,693	60,872
BlackLine Incorporated †	346	37,506
The accompanying notes are an integral part of these financial statements.

Wells Fargo Disciplined Small Cap Fund  |  17

Portfolio of investments—March 31, 2021

	Shares	Value
Software (continued)
Cloudera Incorporated †	10,516	$ 127,980
Digital Turbine Incorporated †	862	69,270
eGain Corporation †	1,317	12,498
InterDigital Incorporated	1,336	84,769
J2 Global Incorporated †	1,007	120,699
Mimecast Limited †	2,885	116,006
Rimini Street Incorporated †	11,162	100,123
SailPoint Technologies Holdings Incorporated †	855	43,297
SPS Commerce Incorporated †	1,593	158,201
Tenable Holdings Incorporated †	1,127	40,781
Verint Systems Incorporated	1,343	61,093
Workiva Incorporated †	459	40,511
Xperi Holding Corporation	4,413	96,071
		1,334,259
Materials: 4.29%
Chemicals: 0.91%
Kooper Holdings Incorporated †	4,138	143,837
Tronox Holdings plc Class A	5,703	104,365
		248,202
Construction materials: 0.61%
Forterra Incorporated †	7,122	165,587
Containers & packaging: 1.21%
Berry Global Group Incorporated †	1,008	61,891
Greif Incorporated Class A	1,980	112,860
Myers Industries Incorporated	5,202	102,792
UFP Technologies Incorporated †	1,007	50,169
		327,712
Metals & mining: 1.44%
Arconic Corporation †	2,065	52,430
Cleveland Cliffs Incorporated	2,362	47,500
Commercial Metals Company	2,486	76,668
Kaiser Aluminum Corporation	407	44,974
Materion Corporation	1,453	96,247
Suncoke Energy Incorporated	10,638	74,572
		392,391
Paper & forest products: 0.12%
Clearwater Paper Corporation †	864	32,504
Real estate: 4.97%
Equity REITs: 4.31%
Armada Hoffler Properties Incorporated	4,908	61,546
Catchmark Timber Trust Incorporated Class A	6,306	64,195
CorePoint Lodging Incorporated	7,121	64,303
CyrusOne Incorporated	830	56,208
Diversified Healthcare Trust	29,626	141,612
Easterly Government Properties Incorporated	3,524	73,053
First Industrial Realty Trust Incorporated	2,409	110,308
Getty Realty Corporation	1,442	40,837
Global Medical REIT Incorporated	6,701	87,850
The accompanying notes are an integral part of these financial statements.

18  |  Wells Fargo Disciplined Small Cap Fund

Portfolio of investments—March 31, 2021

	Shares	Value
Equity REITs (continued)
Global Net Lease Incorporated	2,936	$ 53,024
Industrial Logistics Properties Trust	1,637	37,864
NexPoint Residential Trust Incorporated	2,372	109,325
Piedmont Office Realty Trust Incorporated Class A	5,895	102,396
STAG Industrial Incorporated	3,200	107,552
Urban Edge Properties	3,671	60,645
		1,170,718
Real estate management & development: 0.66%
Newmark Group Incorporated Class A	11,492	114,977
Redfin Corporation †	956	63,660
		178,637
Utilities: 2.68%
Electric utilities: 0.86%
IDACORP Incorporated	582	58,183
Portland General Electric Company	2,340	111,080
Spark Energy Incorporated Class A	6,025	64,347
		233,610
Gas utilities: 0.44%
Southwest Gas Holdings Incorporated	1,746	119,968
Independent power & renewable electricity producers: 0.70%
Brookfield Renewable Corporation Class A	2,296	107,453
Clearway Energy Incorporated Class A	3,156	83,666
		191,119
Multi-utilities: 0.58%
Black Hills Corporation	787	52,548
Northwestern Corporation	1,586	103,407
		155,955
Water utilities: 0.10%
Consolidated Water Company	2,049	27,559
Total Common stocks (Cost $18,533,651)		25,936,592

		Yield
Short-term investments: 4.43%
Investment companies: 4.43%
Securities Lending Cash Investments LLC ♠∩∞		0.04%	121,125	121,125
Wells Fargo Government Money Market Fund Select Class ♠∞		0.03	1,082,139	1,082,139
Total Short-term investments (Cost $1,203,264)				1,203,264
Total investments in securities (Cost $19,736,915)	99.88%			27,139,856
Other assets and liabilities, net	0.12			33,139
Total net assets	100.00%			$27,172,995

The accompanying notes are an integral part of these financial statements.

Wells Fargo Disciplined Small Cap Fund  |  19

Portfolio of investments—March 31, 2021
†	Non-income-earning security
♦	The security is fair valued in accordance with procedures approved by the Board of Trustees.
«	All or a portion of this security is on loan.
♠	The issuer of the security is an affiliated person of the Fund as defined in the Investment Company Act of 1940.
∩	The investment is a non-registered investment company purchased with cash collateral received from securities on loan.
∞	The rate represents the 7-day annualized yield at period end.

Abbreviations:
REIT	Real estate investment trust
Investments in affiliates
An affiliated investment is an investment in which the Fund owns at least 5% of the outstanding voting shares of the issuer or as a result of other relationships, such as the Fund and the issuer having the same investment manager. Transactions with issuers that were either affiliated persons of the Fund at the beginning of the period or the end of the period were as follows:
	Value, beginning of period	Purchases	Sales proceeds	Net realized gains (losses)	Net change in unrealized gains (losses)	Value, end of period	% of net assets	Shares, end of period	Income from affiliated securities
Short-term investments
Investment companies
Securities Lending Cash Investments LLC	$240,539	$2,716,386	$(2,835,817)	$19	$ (2)	$ 121,125		121,125	$168 #
Wells Fargo Government Money Market Fund Select Class	392,852	8,361,816	(7,672,529)	0	0	1,082,139		1,082,139	369
				$19	$(2)	$1,203,264	4.43%		$537

#	Amount shown represents income before fees and rebates.
Futures contracts
Description	Number of contracts	Expiration date	Notional cost	Notional value	Unrealized gains	Unrealized losses
Long
E-Mini Russell 2000 Index	10	6-18-2021	$1,171,000	$1,111,250	$0	$(59,750)
The accompanying notes are an integral part of these financial statements.

20  |  Wells Fargo Disciplined Small Cap Fund

Statement of assets and liabilities—March 31, 2021

Assets
Investments in unaffiliated securities (including $121,520 of securities loaned), at value (cost $18,533,651)	$ 25,936,592
Investments in affiliated securites, at value (cost $1,203,264)	1,203,264
Cash	1,402
Cash at broker segregated for futures contracts	91,000
Receivable for Fund shares sold	33,137
Receivable for daily variation margin on open futures contracts	15,050
Receivable for dividends	12,010
Receivable from manager	7,376
Receivable for securities lending income, net	27
Prepaid expenses and other assets	30,786
Total assets	27,330,644
Liabilities
Payable upon receipt of securities loaned	121,125
Professional fees payable	20,195
Administration fees payable	3,054
Payable for Fund shares redeemed	2,907
Trustees’ fees and expenses payable	2,211
Accrued expenses and other liabilities	8,157
Total liabilities	157,649
Total net assets	$27,172,995
Net assets consist of
Paid-in capital	$ 22,858,228
Total distributable earnings	4,314,767
Total net assets	$27,172,995
Computation of net asset value and offering price per share
Net assets – Class A	$ 991,421
Shares outstanding – Class A1	84,986
Net asset value per share – Class A	$11.67
Maximum offering price per share – Class A2	$12.38
Net assets – Class R6	$ 154,976
Shares outstanding – Class R6[1]	13,534
Net asset value per share – Class R6	$11.45
Net assets – Administrator Class	$ 24,318,344
Shares outstanding – Administrator Class[1]	2,097,908
Net asset value per share – Administrator Class	$11.59
Net assets – Institutional Class	$ 1,708,254
Shares outstanding – Institutional Class[1]	147,209
Net asset value per share – Institutional Class	$11.60
[1]	The Fund has an unlimited number of authorized shares
[2]	Maximum offering price is computed as 100/94.25 of net asset value. On investments of $50,000 or more, the offering price is reduced.
The accompanying notes are an integral part of these financial statements.

Wells Fargo Disciplined Small Cap Fund  |  21

Statement of operations—year ended March 31, 2021

Investment income
Dividends (net of foreign withholdings taxes of $548)	$ 240,470
Income from affiliated securities	1,978
Interest	30
Total investment income	242,478
Expenses
Management fee	118,811
Administration fees
Class A	472
Class R6	37
Administrator Class	28,014
Institutional Class	2,423
Shareholder servicing fees
Class A	561
Administrator Class	53,677
Custody and accounting fees	28,713
Professional fees	44,033
Registration fees	66,999
Shareholder report expenses	30,547
Trustees’ fees and expenses	19,425
Other fees and expenses	18,383
Total expenses	412,095
Less: Fee waivers and/or expense reimbursements
Fund-level	(210,448)
Class A	(10)
Class R6	(37)
Administrator Class	(4,310)
Institutional Class	(373)
Net expenses	196,917
Net investment income	45,561
Realized and unrealized gains (losses) on investments
Net realized gains on
Unaffiliated securities	1,071,356
Affiliated securities	19
Futures contracts	464,834
Net realized gains on investments	1,536,209
Net change in unrealized gains (losses) on
Unaffiliated securities	13,559,661
Affiliated securities	(2)
Futures contracts	(99,637)
Net change in unrealized gains (losses) on investments	13,460,022
Net realized and unrealized gains (losses) on investments	14,996,231
Net increase in net assets resulting from operations	$15,041,792
The accompanying notes are an integral part of these financial statements.

22  |  Wells Fargo Disciplined Small Cap Fund

Statement of changes in net assets

	Year ended March 31, 2021		Year ended March 31, 2020
Operations
Net investment income		$ 45,561		$ 235,910
Net realized gains (losses) on investments		1,536,209		(2,039,014)
Net change in unrealized gains (losses) on investments		13,460,022		(3,224,191)
Net increase (decrease) in net assets resulting from operations		15,041,792		(5,027,295)
Distributions to shareholders from
Net investment income and net realized gains
Class A		0		(554)
Class R6		(2,550)		(81,474)
Administrator Class		(5,441)		(181,213)
Institutional Class		(1,918)		(43,675)
Total distributions to shareholders		(9,909)		(306,916)
Capital share transactions	Shares		Shares
Proceeds from shares sold
Class A	99,181	1,109,960	27,557	215,498
Class R6	7,526	72,031	863,028	7,504,615
Administrator Class	158,113	1,489,240	270,851	2,220,286
Institutional Class	40,317	328,237	114,826	975,446
		2,999,468		10,915,845
Reinvestment of distributions
Class A	0	0	55	503
Class R6	223	2,252	8,871	81,355
Administrator Class	529	5,411	18,976	171,926
Institutional Class	161	1,647	3,482	31,516
		9,310		285,300
Payment for shares redeemed
Class A	(30,780)	(318,521)	(15,141)	(120,195)
Class R6	(17,224)	(135,223)	(1,320,920)	(11,737,903)
Administrator Class	(856,001)	(7,874,576)	(3,435,590)	(29,722,535)
Institutional Class	(153,506)	(1,418,005)	(2,882,808)	(25,024,602)
		(9,746,325)		(66,605,235)
Net decrease in net assets resulting from capital share transactions		(6,737,547)		(55,404,090)
Total increase (decrease) in net assets		8,294,336		(60,738,301)
Net assets
Beginning of period		18,878,659		79,616,960
End of period		$27,172,995		$ 18,878,659
The accompanying notes are an integral part of these financial statements.

Wells Fargo Disciplined Small Cap Fund  |  23

Financial highlights
(For a share outstanding throughout each period)
	Year ended March 31
Class A	2021	2020	2019 [1]
Net asset value, beginning of period	$6.12	$8.39	$23.70
Net investment income (loss)	(0.05) [2]	(0.00) [2,3]	0.02
Net realized and unrealized gains (losses) on investments	5.60	(2.22)	(3.37)
Total from investment operations	5.55	(2.22)	(3.35)
Distributions to shareholders from
Net investment income	0.00	(0.05)	(0.04)
Net realized gains	0.00	0.00	(11.92)
Total distributions to shareholders	0.00	(0.05)	(11.96)
Net asset value, end of period	$11.67	$6.12	$8.39
Total return[4]	90.69%	(26.67)%	(11.52)%
Ratios to average net assets (annualized)
Gross expenses	1.81%	1.40%	1.14%
Net expenses	0.93%	0.93%	0.92%
Net investment income (loss)	(0.53)%	(0.05)%	0.16%
Supplemental data
Portfolio turnover rate	48%	67%	176%
Net assets, end of period (000s omitted)	$991	$102	$34

[1]	For the period from July 31, 2018 (commencement of class operations) to March 31, 2019
[2]	Calculated based upon average shares outstanding
[3]	Amount is more than $(0.005)
[4]	Total return calculations do not include any sales charges. Returns for periods of less than one year are not annualized.
The accompanying notes are an integral part of these financial statements.

24  |  Wells Fargo Disciplined Small Cap Fund

Financial highlights
(For a share outstanding throughout each period)
	Year ended March 31
Class R6	2021	2020	2019	2018	2017 [1]
Net asset value, beginning of period	$6.15	$8.50	$22.63	$23.82	$22.43
Net investment income	0.04 [2]	0.08 [2]	0.06	0.07	0.14
Net realized and unrealized gains (losses) on investments	5.51	(2.35)	(2.19)	2.08	3.32
Total from investment operations	5.55	(2.27)	(2.13)	2.15	3.46
Distributions to shareholders from
Net investment income	(0.25)	(0.08)	(0.08)	(0.06)	(0.14)
Net realized gains	0.00	0.00	(11.92)	(3.28)	(1.93)
Total distributions to shareholders	(0.25)	(0.08)	(12.00)	(3.34)	(2.07)
Net asset value, end of period	$11.45	$6.15	$8.50	$22.63	$23.82
Total return[3]	90.71%	(27.03)%	(6.75)%	8.95%	15.63%
Ratios to average net assets (annualized)
Gross expenses	1.42%	0.89%	0.82%	1.06%	0.92%
Net expenses	0.50%	0.50%	0.64%	0.85%	0.85%
Net investment income	0.51%	0.95%	0.48%	0.14%	0.67%
Supplemental data
Portfolio turnover rate	48%	67%	176%	48%	73%
Net assets, end of period (000s omitted)	$155	$141	$4,014	$23,871	$1,626

[1]	For the period from October 31, 2016 (commencement of class operations) to March 31, 2017
[2]	Calculated based upon average shares outstanding
[3]	Returns for periods of less than one year are not annualized.
The accompanying notes are an integral part of these financial statements.

Wells Fargo Disciplined Small Cap Fund  |  25

Financial highlights
(For a share outstanding throughout each period)
	Year ended March 31
Administrator Class	2021	2020	2019	2018	2017
Net asset value, beginning of period	$6.10	$8.40	$22.53	$23.79	$21.15
Net investment income	0.02	0.02 [1]	0.03 [1]	0.06	0.08 [1]
Net realized and unrealized gains (losses) on investments	5.47	(2.27)	(2.21)	2.00	4.56
Total from investment operations	5.49	(2.25)	(2.18)	2.06	4.64
Distributions to shareholders from
Net investment income	(0.00) [2]	(0.05)	(0.03)	(0.04)	(0.07)
Net realized gains	0.00	0.00	(11.92)	(3.28)	(1.93)
Total distributions to shareholders	(0.00) [2]	(0.05)	(11.95)	(3.32)	(2.00)
Net asset value, end of period	$11.59	$6.10	$8.40	$22.53	$23.79
Total return	90.04%	(26.99)%	(7.01)%	8.52%	22.13%
Ratios to average net assets (annualized)
Gross expenses	1.75%	1.25%	1.13%	1.30%	1.28%
Net expenses	0.85%	0.85%	0.95%	1.20%	1.20%
Net investment income	0.17%	0.27%	0.16%	0.12%	0.36%
Supplemental data
Portfolio turnover rate	48%	67%	176%	48%	73%
Net assets, end of period (000s omitted)	$24,318	$17,049	$49,911	$91,506	$231,039

[1]	Calculated based upon average shares outstanding
[2]	Amount is less than $0.005.
The accompanying notes are an integral part of these financial statements.

26  |  Wells Fargo Disciplined Small Cap Fund

Financial highlights
(For a share outstanding throughout each period)
	Year ended March 31
Institutional Class	2021	2020	2019	2018	2017
Net asset value, beginning of period	$6.10	$8.48	$22.61	$23.82	$21.18
Net investment income	0.04 [1]	0.06 [1]	0.07 [1]	0.09	0.09
Net realized and unrealized gains (losses) on investments	5.47	(2.28)	(2.22)	2.03	4.61
Total from investment operations	5.51	(2.22)	(2.15)	2.12	4.70
Distributions to shareholders from
Net investment income	(0.01)	(0.16)	(0.06)	(0.05)	(0.13)
Net realized gains	0.00	0.00	(11.92)	(3.28)	(1.93)
Total distributions to shareholders	(0.01)	(0.16)	(11.98)	(3.33)	(2.06)
Net asset value, end of period	$11.60	$6.10	$8.48	$22.61	$23.82
Total return	90.34%	(26.80)%	(6.79)%	8.81%	22.43%
Ratios to average net assets (annualized)
Gross expenses	1.51%	0.94%	0.89%	1.07%	1.03%
Net expenses	0.60%	0.60%	0.71%	0.95%	0.95%
Net investment income	0.47%	0.69%	0.41%	0.37%	0.56%
Supplemental data
Portfolio turnover rate	48%	67%	176%	48%	73%
Net assets, end of period (000s omitted)	$1,708	$1,586	$25,658	$67,798	$54,375

[1]	Calculated based upon average shares outstanding
The accompanying notes are an integral part of these financial statements.

Wells Fargo Disciplined Small Cap Fund  |  27

Notes to financial statements
1. ORGANIZATION
Wells Fargo Funds Trust (the "Trust"), a Delaware statutory trust organized on March 10, 1999, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"). As an investment company, the Trust follows the accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946, Financial Services – Investment Companies. These financial statements report on the Wells Fargo Disciplined Small Cap Fund (the "Fund") which is a diversified series of the Trust.
On February 23, 2021, Wells Fargo & Company announced that it has entered into a definitive agreement to sell Wells Fargo Asset Management ("WFAM") to GTCR LLC and Reverence Capital Partners, L.P. WFAM is the trade name used by the asset management businesses of Wells Fargo & Company and includes Wells Fargo Funds Management, LLC, the investment manager to the Fund, Wells Capital Management Incorporated and Wells Fargo Asset Management (International) Limited, both registered investment advisers providing sub-advisory services to certain funds, and Wells Fargo Funds Distributor, LLC, the Fund's principal underwriter. As part of the transaction, Wells Fargo & Company will own a 9.9% equity interest and will continue to serve as an important client and distribution partner. The transaction is expected to close in the second half of 2021, subject to customary closing conditions.
Consummation of the transaction will result in the automatic termination of the Fund's investment management agreement and sub-advisory agreement. The Fund's Board of Trustees will be asked to approve new investment management arrangements with the new company. If approved by the Board, the new investment management arrangements with the new company will be presented to the shareholders of the Fund for approval, and, if approved by shareholders, would take effect upon the closing of the transaction. The transaction is expected to close in the second half of 2021, subject to customary closing conditions.
2. SIGNIFICANT ACCOUNTING POLICIES
The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Fund, are in conformity with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
Securities valuation
All investments are valued each business day as of the close of regular trading on the New York Stock Exchange (generally 4 p.m. Eastern Time), although the Fund may deviate from this calculation time under unusual or unexpected circumstances.
Equity securities and futures contracts that are listed on a foreign or domestic exchange or market are valued at the official closing price or, if none, the last sales price. If no sale occurs on the principal exchange or market that day, a fair value price will be determined in accordance with the Fund’s Valuation Procedures.
Debt securities are valued at the evaluated bid price provided by an independent pricing service (e.g. taking into account various factors, including yields, maturities, or credit ratings) or, if a reliable price is not available, the quoted bid price from an independent broker-dealer.
Investments in registered open-end investment companies are valued at net asset value. Interests in non-registered investment companies that are redeemable at net asset value are fair valued normally at net asset value.
Investments which are not valued using any of the methods discussed above are valued at their fair value, as determined in good faith by the Board of Trustees. The Board of Trustees has established a Valuation Committee comprised of the Trustees and has delegated to it the authority to take any actions regarding the valuation of portfolio securities that the Valuation Committee deems necessary or appropriate, including determining the fair value of portfolio securities, unless the determination has been delegated to the Wells Fargo Asset Management Pricing Committee at Wells Fargo Funds Management, LLC ("Funds Management"). The Board of Trustees retains the authority to make or ratify any valuation decisions or approve any changes to the Valuation Procedures as it deems appropriate. On a quarterly basis, the Board of Trustees receives reports on any valuation actions taken by the Valuation Committee or the Wells Fargo Asset Management Pricing Committee which may include items for ratification.
Securities lending
The Fund may lend its securities from time to time in order to earn additional income in the form of fees or interest on securities received as collateral or the investment of any cash received as collateral. When securities are on loan, the Fund receives interest or dividends on those securities. Cash collateral received in connection with its securities lending transactions

28  |  Wells Fargo Disciplined Small Cap Fund

Notes to financial statements
is invested in Securities Lending Cash Investments, LLC (the "Securities Lending Fund"). Investments in Securities Lending Fund are valued at the evaluated bid price provided by an independent pricing service. Income earned from investment in the Securities Lending Fund (net of fees and rebates), if any, is included in income from affiliated securities on the Statement of Operations.
In a securities lending transaction, the net asset value of the Fund is affected by an increase or decrease in the value of the securities loaned and by an increase or decrease in the value of the instrument in which collateral is invested. The amount of securities lending activity undertaken by the Fund fluctuates from time to time. The Fund has the right under the lending agreement to recover the securities from the borrower on demand. In the event of default or bankruptcy by the borrower, the Fund may be prevented from recovering the loaned securities or gaining access to the collateral or may experience delays or costs in doing so. In such an event, the terms of the agreement allow the unaffiliated securities lending agent to use the collateral to purchase replacement securities on behalf of the Fund or pay the Fund the market value of the loaned securities. The Fund bears the risk of loss with respect to depreciation of its investment of the cash collateral.
Futures contracts
Futures contracts are agreements between the Fund and a counterparty to buy or sell a specific amount of a commodity, financial instrument or currency at a specified price on a specified date. The Fund may buy and sell futures contracts in order to gain exposure to, or protect against, . The primary risks associated with the use of futures contracts are the imperfect correlation between changes in market values of securities held by the Fund and the prices of futures contracts, and the possibility of an illiquid market. Futures contracts are generally entered into on a regulated futures exchange and cleared through a clearinghouse associated with the exchange. With futures contracts, there is minimal counterparty risk to the Fund since futures contracts are exchange traded and the exchange’s clearinghouse, as the counterparty to all exchange traded futures, guarantees the futures contracts against default.
Upon entering into a futures contract, the Fund is required to deposit either cash or securities (initial margin) with the broker in an amount equal to a certain percentage of the contract value. Subsequent payments (variation margin) are paid to or from the broker each day equal to the daily changes in the contract value. Such payments are recorded as unrealized gains or losses and, if any, shown as variation margin receivable (payable) in the Statement of Assets and Liabilities. Should the Fund fail to make requested variation margin payments, the broker can gain access to the initial margin to satisfy the Fund’s payment obligations. When the contracts are closed, a realized gain or loss is recorded in the Statement of Operations.
Security transactions and income recognition
Securities transactions are recorded on a trade date basis. Realized gains or losses are recorded on the basis of identified cost.
Dividend income is recognized on the ex-dividend date.
Interest income is accrued daily and bond discounts are accreted and premiums are amortized daily. To the extent debt obligations are placed on non-accrual status, any related interest income may be reduced by writing off interest receivables when the collection of all or a portion of interest has been determined to be doubtful based on consistently applied procedures and the fair value has decreased. If the issuer subsequently resumes interest payments or when the collectability of interest is reasonably assured, the debt obligation is removed from non-accrual status.
Income is recorded net of foreign taxes withheld where recovery of such taxes is not assured.
Distributions to shareholders
Distributions to shareholders from net investment income and any net realized gains are recorded on the ex-dividend date and paid at least annually. Such distributions are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles. Dividend sources are estimated at the time of declaration. The tax character of distributions is determined as of the Fund's fiscal year end. Therefore, a portion of the Fund's distributions made prior to the Fund’s fiscal year end may be categorized as a tax return of capital at year end.
Federal and other taxes
The Fund intends to continue to qualify as a regulated investment company by distributing substantially all of its investment company taxable income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required.
The Fund’s income and federal excise tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal and Delaware revenue authorities. Management has analyzed the Fund's tax positions taken on federal, state, and foreign tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.

Wells Fargo Disciplined Small Cap Fund  |  29

Notes to financial statements
As of March 31, 2021, the aggregate cost of all investments for federal income tax purposes was $20,142,681 and the unrealized gains (losses) consisted of:
Gross unrealized gains	$7,515,953
Gross unrealized losses	(578,528)
Net unrealized gains	$6,937,425
As of March 31, 2021, the Fund had capital loss carryforwards which consisted of $2,667,954 in short-term capital losses.
Class allocations
The separate classes of shares offered by the Fund differ principally in applicable sales charges, shareholder servicing and administration fees. Class specific expenses are charged directly to that share class. Investment income, common fund-level expenses, and realized and unrealized gains (losses) on investments are allocated daily to each class of shares based on the relative proportion of net assets of each class.
3. FAIR VALUATION MEASUREMENTS
Fair value measurements of investments are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of the Fund’s investments. The three-level hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The Fund’s investments are classified within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement. The inputs are summarized into three broad levels as follows:
■	Level 1 – quoted prices in active markets for identical securities
■	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
■	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)
The inputs or methodologies used for valuing investments in securities are not necessarily an indication of the risk associated with investing in those securities.

30  |  Wells Fargo Disciplined Small Cap Fund

Notes to financial statements
The following is a summary of the inputs used in valuing the Fund’s assets and liabilities as of March 31, 2021:
	Quoted prices (Level 1)	Other significant observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total
Assets
Investments in:
Common stocks
Communication services	$ 417,814	$ 0	$0	$ 417,814
Consumer discretionary	3,506,674	0	0	3,506,674
Consumer staples	841,888	0	0	841,888
Energy	693,316	0	0	693,316
Financials	4,022,933	0	0	4,022,933
Health care	4,982,730	0	0	4,982,730
Industrials	4,469,042	0	0	4,469,042
Information technology	3,752,746	5,487	0	3,758,233
Materials	1,166,396	0	0	1,166,396
Real estate	1,349,355	0	0	1,349,355
Utilities	728,211	0	0	728,211
Short-term investments
Investment companies	1,203,264	0	0	1,203,264
Total assets	$27,134,369	$5,487	$0	$27,139,856
Liabilities
Futures contracts	$ 59,750	$ 0	$0	$ 59,750
Total liabilities	$ 59,750	$ 0	$0	$ 59,750
Futures contracts are reported at their cumulative unrealized gains (losses) at measurement date as reported in the table following the Portfolio of Investments. For futures contracts, the current day’s variation margin is reported on the Statement of Assets and Liabilities. All other assets and liabilities are reported at their market value at measurement date.
Additional sector, industry or geographic detail, if any, is included in the Portfolio of Investments.
For the year ended March 31, 2021, the Fund did not have any transfers into/out of Level 3.
4. TRANSACTIONS WITH AFFILIATES
Management fee
Funds Management, an indirect wholly owned subsidiary of Wells Fargo & Company ("Wells Fargo"), is the manager of the Fund and provides advisory and fund-level administrative services under an investment management agreement. Under the investment management agreement, Funds Management is responsible for, among other services, implementing the investment objectives and strategies of the Fund, supervising the subadviser and providing fund-level administrative services in connection with the Fund’s operations. As compensation for its services under the investment management agreement, Funds Management is entitled to receive a management fee at the following annual rate based on the Fund’s average daily net assets:
Average daily net assets	Management fee
First $1 billion	0.500%
Next $4 billion	0.475
Next $5 billion	0.440
Over $10 billion	0.430
For the year ended March 31, 2021, the management fee was equivalent to an annual rate of 0.50% of the Fund’s average daily net assets.

Wells Fargo Disciplined Small Cap Fund  |  31

Notes to financial statements
Funds Management has retained the services of a subadviser to provide daily portfolio management to the Fund. The fee for subadvisory services is borne by Funds Management. Wells Capital Management Incorporated ("WellsCap"), an affiliate of Funds Management and an indirect wholly owned subsidiary of Wells Fargo, is the subadviser to the Fund and is entitled to receive a fee from Funds Management at an annual rate starting at 0.35% and declining to 0.25% as the average daily net assets of the Fund increase.
Administration fees
Under a class-level administration agreement, Funds Management provides class-level administrative services to the Fund, which includes paying fees and expenses for services provided by the transfer agent, sub-transfer agents, omnibus account servicers and record-keepers. As compensation for its services under the class-level administration agreement, Funds Management receives an annual fee which is calculated based on the average daily net assets of each class as follows:
Class-level administration fee
Class A	0.21%
Class R6	0.03
Administrator Class	0.13
Institutional Class	0.13
Waivers and/or expense reimbursements
Funds Management has contractually waived and/or reimbursed management and administration fees to the extent necessary to maintain certain net operating expense ratios for the Fund. When each class of the Fund has exceeded its expense cap, Funds Management has waived fees and/or reimbursed expenses from fund-level expenses on a proportionate basis and then from class specific expenses. When only certain classes exceed their expense caps, waivers and/or reimbursements are applied against class specific expenses before fund-level expenses. Funds Management has committed through July 31, 2021 to waive fees and/or reimburse expenses to the extent necessary to cap expenses. Prior to or after the commitment expiration date, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees. The contractual expense caps are as follows:
Expense ratio caps
Class A	0.93%
Class R6	0.50
Administrator Class	0.85
Institutional Class	0.60
Sales charges
Wells Fargo Funds Distributor, LLC ("Funds Distributor"), the principal underwriter, is entitled to receive the front-end sales charge from the purchase of Class A shares and a contingent deferred sales charge on the redemption of certain Class A shares. Funds Distributor did not receive any front-end or contingent deferred sales charges from Class A shares for the year ended March 31, 2021.
Shareholder servicing fees
The Trust has entered into contracts with one or more shareholder servicing agents, whereby Class A and Administrator Class of the Fund are charged a fee at an annual rate of 0.25% of the average daily net assets of each respective class. A portion of these total shareholder servicing fees were paid to affiliates of Wells Fargo.
Interfund transactions
The Fund may purchase or sell portfolio investment securities to certain other Wells Fargo affiliates pursuant to Rule 17a-7 under the 1940 Act and under procedures adopted by the Board of Trustees. The procedures have been designed to ensure that these interfund transactions, which do not incur broker commissions, are effected at current market prices.

32  |  Wells Fargo Disciplined Small Cap Fund

Notes to financial statements
5. INVESTMENT PORTFOLIO TRANSACTIONS
Purchases and sales of investments, excluding U.S. government obligations (if any) and short-term securities, for the year ended March 31, 2021 were $10,903,854 and $17,554,039, respectively.
6. SECURITIES LENDING TRANSACTIONS
The Fund lends its securities through an unaffiliated securities lending agent and receives collateral in the form of cash or securities with a value at least equal to the value of the securities on loan. The value of the loaned securities is determined at the close of each business day and any increases or decreases in the required collateral are exchanged between the Fund and the counterparty on the next business day. Cash collateral received is invested in the Securities Lending Fund which seeks to provide a positive return compared to the daily Federal Funds Open Rate by investing in high-quality, U.S. dollar-denominated short-term money market instruments and is exempt from registration under Section 3(c)(7) of the 1940 Act. Securities Lending Fund is managed by Funds Management and is subadvised by WellsCap. Funds Management receives an advisory fee starting at 0.05% and declining to 0.01% as the average daily net assets of the Securities Lending Fund increase. All of the fees received by Funds Management are paid to WellsCap for its services as subadviser.
In the event of counterparty default or the failure of a borrower to return a loaned security, the Fund has the right to use the collateral to offset any losses incurred. As of March 31, 2021, the Fund had securities lending transactions with the following counterparties which are subject to offset:
Counterparty	Value of securities on loan	Collateral received[1]	Net amount
Deutsche Bank Securities Inc.	$88,479	$(88,479)	$ 0
JPMorgan Securities LLC	33,041	(31,950)	1,091
1 Collateral received within this table is limited to the collateral for the net transaction with the counterparty.
7. DERIVATIVE TRANSACTIONS
During the year ended March 31, 2021, the Fund entered into futures contracts for economic hedging purposes. The Fund had an average notional amount of $579,223 in long futures contracts during the year ended March 31, 2021.
8. BANK BORROWINGS
The Trust (excluding the money market funds), Wells Fargo Master Trust and Wells Fargo Variable Trust are parties to a $350,000,000 revolving credit agreement whereby the Fund is permitted to use bank borrowings for temporary or emergency purposes, such as to fund shareholder redemption requests. Interest under the credit agreement is charged to the Fund based on a borrowing rate equal to the higher of the Federal Funds rate in effect on that day plus 1.25% or the overnight LIBOR rate in effect on that day plus 1.25%. In addition, an annual commitment fee equal to 0.25% of the unused balance is allocated to each participating fund.
For the year ended March 31, 2021, there were no borrowings by the Fund under the agreement.
9. DISTRIBUTIONS TO SHAREHOLDERS
The tax character of distributions paid was $9,909 and $306,916 of ordinary income for the years ended March 31, 2021 and March 31, 2020, respectively.
As of March 31, 2021, the components of distributable earnings on a tax basis were as follows:
Undistributed ordinary income	Unrealized gains	Capital loss carryforward
$45,296	$6,937,425	$(2,667,954)
10. INDEMNIFICATION
Under the Fund's organizational documents, the officers and Trustees have been granted certain indemnification rights against certain liabilities that may arise out of performance of their duties to the Fund. The Fund has entered into a separate agreement with each Trustee that converts indemnification rights currently existing under the Fund’s organizational

Wells Fargo Disciplined Small Cap Fund  |  33

Notes to financial statements
documents into contractual rights that cannot be changed in the future without the consent of the Trustee. Additionally, in the normal course of business, the Fund may enter into contracts with service providers that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated.
11. NEW ACCOUNTING PRONOUNCEMENT
In August 2018, FASB issued Accounting Standards Update (“ASU”) No. 2018-13, Fair Value Measurement (Topic 820) Disclosure Framework - Changes to the Disclosure Requirements for Fair Value Measurement. ASU 2018-13 updates the disclosure requirements on fair value measurements in Topic 820, Fair Value Measurements. The amendments are effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019. Management has adopted this guidance which did not have a material impact on the financial statements.
12. CORONAVIRUS (COVID-19) PANDEMIC
On March 11, 2020, the World Health Organization announced that it had made the assessment that coronavirus disease 2019 (“COVID-19”) is a pandemic. The impacts of COVID-19 are affecting the entire global economy, individual companies and investment products, the funds, and the market in general. There is significant uncertainty around the extent and duration of business disruptions related to COVID-19 and the impacts may last for an extended period of time. COVID-19 has led to significant uncertainty and volatility in the financial markets.

34  |  Wells Fargo Disciplined Small Cap Fund

To the Shareholders of the Fund and Board of Trustees
Wells Fargo Funds Trust:
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities of Wells Fargo Disciplined Small Cap Fund (the Fund), one of the funds constituting Wells Fargo Funds Trust, including the portfolio of investments, as of March 31, 2021, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the financial statements) and the financial highlights for each of the years or periods in the five-year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of March 31, 2021, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of March 31, 2021, by correspondence with the custodian, transfer agent and brokers. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.
We have not been able to determine the specific year that we began serving as the auditor of one or more Wells Fargo Funds investment companies; however we are aware that we have served as the auditor of one or more Wells Fargo Funds investment companies since at least 1955.
Boston, Massachusetts
May 26, 2021

Wells Fargo Disciplined Small Cap Fund  |  35

Other information (unaudited)
TAX INFORMATION
For corporate shareholders, pursuant to Section 854 of the Internal Revenue Code, 100.00% of ordinary income dividends qualify for the corporate dividends-received deduction for the fiscal year ended March 31, 2021.
Pursuant to Section 854 of the Internal Revenue Code, $9,909 of income dividends paid during the fiscal year ended March 31, 2021 has been designated as qualified dividend income (QDI).
For the fiscal year ended March 31, 2021, $270 has been designated as interest-related dividends for nonresident alien shareholders pursuant to Section 871 of the Internal Revenue Code.
PROXY VOTING INFORMATION
A description of the policies and procedures used to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-800-222-8222, visiting our website at wfam.com, or visiting the SEC website at sec.gov. Information regarding how the proxies related to portfolio securities were voted during the most recent 12-month period ended June 30 is available on the website at wfam.com or by visiting the SEC website at sec.gov.
QUARTERLY PORTFOLIO HOLDINGS INFORMATION
The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. Shareholders may view the filed Form N-PORT by visiting the SEC website at sec.gov.

36  |  Wells Fargo Disciplined Small Cap Fund

Other information (unaudited)
BOARD OF TRUSTEES AND OFFICERS
Each of the Trustees and Officers listed in the table below acts in identical capacities for each fund in the Wells Fargo family of funds, which consists of 142 mutual funds comprising the Wells Fargo Funds Trust, Wells Fargo Variable Trust, Wells Fargo Master Trust and four closed-end funds (collectively the “Fund Complex”). This table should be read in conjunction with the Prospectus and the Statement of Additional Information1. The mailing address of each Trustee and Officer is 525 Market Street, 12th Floor, San Francisco, CA 94105. Each Trustee and Officer serves an indefinite term, however, each Trustee serves such term until reaching the mandatory retirement age established by the Trustees.
Independent Trustees
Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships
William R. Ebsworth (Born 1957)	Trustee, since 2015	Retired. From 1984 to 2013, equities analyst, portfolio manager, research director and chief investment officer at Fidelity Management and Research Company in Boston, Tokyo, and Hong Kong, and retired in 2013 as Chief Investment Officer of Fidelity Strategic Advisers, Inc. where he led a team of investment professionals managing client assets. Prior thereto, Board member of Hong Kong Securities Clearing Co., Hong Kong Options Clearing Corp., the Thailand International Fund, Ltd., Fidelity Investments Life Insurance Company, and Empire Fidelity Investments Life Insurance Company. Audit Committee Chair and Investment Committee Chair of the Vincent Memorial Hospital Endowment (non-profit organization). Mr. Ebsworth is a CFA® charterholder.	N/A
Jane A. Freeman (Born 1953)	Trustee, since 2015; Chair Liaison, since 2018	Retired. From 2012 to 2014 and 1999 to 2008, Chief Financial Officer of Scientific Learning Corporation. From 2008 to 2012, Ms. Freeman provided consulting services related to strategic business projects. Prior to 1999, Portfolio Manager at Rockefeller & Co. and Scudder, Stevens & Clark. Board member of the Harding Loevner Funds from 1996 to 2014, serving as both Lead Independent Director and chair of the Audit Committee. Board member of the Russell Exchange Traded Funds Trust from 2011 to 2012 and the chair of the Audit Committee. Ms. Freeman is also an inactive Chartered Financial Analyst.	N/A
Isaiah Harris, Jr. (Born 1952)	Trustee, since 2009; Audit Committee Chair, since 2019	Retired. Chairman of the Board of CIGNA Corporation since 2009, and Director since 2005. From 2003 to 2011, Director of Deluxe Corporation. Prior thereto, President and CEO of BellSouth Advertising and Publishing Corp. from 2005 to 2007, President and CEO of BellSouth Enterprises from 2004 to 2005 and President of BellSouth Consumer Services from 2000 to 2003. Emeritus member of the Iowa State University Foundation Board of Governors. Emeritus Member of the Advisory Board of Iowa State University School of Business. Advisory Board Member, Palm Harbor Academy (private school). Mr. Harris is a certified public accountant (inactive status).	CIGNA Corporation
Judith M. Johnson (Born 1949)	Trustee, since 2008	Retired. Prior thereto, Chief Executive Officer and Chief Investment Officer of Minneapolis Employees Retirement Fund from 1996 to 2008. Ms. Johnson is an attorney, certified public accountant and a certified managerial accountant.	N/A
David F. Larcker (Born 1950)	Trustee, since 2009	James Irvin Miller Professor of Accounting at the Graduate School of Business (Emeritus), Stanford University, Director of the Corporate Governance Research Initiative and Senior Faculty of The Rock Center for Corporate Governance since 2006. From 2005 to 2008, Professor of Accounting at the Graduate School of Business, Stanford University. Prior thereto, Ernst & Young Professor of Accounting at The Wharton School, University of Pennsylvania from 1985 to 2005.	N/A

Wells Fargo Disciplined Small Cap Fund  |  37

Other information (unaudited)
Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships
Olivia S. Mitchell (Born 1953)	Trustee, since 2006; Nominating and Governance Committee Chair, since 2018	International Foundation of Employee Benefit Plans Professor, Wharton School of the University of Pennsylvania since 1993. Director of Wharton’s Pension Research Council and Boettner Center on Pensions & Retirement Research, and Research Associate at the National Bureau of Economic Research. Previously, Cornell University Professor from 1978 to 1993.	N/A
Timothy J. Penny (Born 1951)	Trustee, since 1996; Chair, since 2018	President and Chief Executive Officer of Southern Minnesota Initiative Foundation, a non-profit organization, since 2007. Member of the Board of Trustees of NorthStar Education Finance, Inc., a non-profit organization, since 2007.	N/A
James G. Polisson (Born 1959)	Trustee, since 2018	Retired. Chief Marketing Officer, Source (ETF) UK Services, Ltd, from 2015 to 2017. From 2012 to 2015, Principal of The Polisson Group, LLC, a management consulting, corporate advisory and principal investing company. Chief Executive Officer and Managing Director at Russell Investments, Global Exchange Traded Funds from 2010 to 2012. Managing Director of Barclays Global Investors from 1998 to 2010 and Global Chief Marketing Officer for iShares and Barclays Global Investors from 2000 to 2010. Trustee of the San Francisco Mechanics’ Institute, a non-profit organization, from 2013 to 2015. Board member of the Russell Exchange Traded Fund Trust from 2011 to 2012. Director of Barclays Global Investors Holdings Deutschland GmbH from 2006 to 2009. Mr. Polisson is an attorney and has a retired status with the Massachusetts and District of Columbia Bar Associations.	N/A
Pamela Wheelock (Born 1959)	Trustee, since January 2020; previously Trustee from January 2018 to July 2019	Board member of the Destination Medical Center Economic Development Agency, Rochester, Minnesota since 2019. Interim President of the McKnight Foundation from January to September 2020. Acting Commissioner, Minnesota Department of Human Services, July 2019 through September 2019. Human Services Manager (part-time), Minnesota Department of Human Services, October 2019 through December 2019. Chief Operating Officer, Twin Cities Habitat for Humanity from 2017 to 2019. Vice President of University Services, University of Minnesota from 2012 to 2016. Prior thereto, on the Board of Directors, Governance Committee and Finance Committee for the Minnesota Philanthropy Partners (Saint Paul Foundation) from 2012 to 2018, Interim Chief Executive Officer of Blue Cross Blue Shield of Minnesota from 2011 to 2012, Chairman of the Board from 2009 to 2012 and Board Director from 2003 to 2015. Vice President, Leadership and Community Engagement, Bush Foundation, Saint Paul, Minnesota (a private foundation) from 2009 to 2011. Executive Vice President and Chief Financial Officer, Minnesota Sports and Entertainment from 2004 to 2009 and Senior Vice President from 2002 to 2004. Executive Vice President of the Minnesota Wild Foundation from 2004 to 2008. Commissioner of Finance, State of Minnesota, from 1999 to 2002. Currently Board Chair of the Minnesota Wild Foundation since 2010.	N/A
*  Length of service dates reflect the Trustee’s commencement of service with the Trust’s predecessor entities, where applicable.

38  |  Wells Fargo Disciplined Small Cap Fund

Other information (unaudited)
Officers
Name and year of birth	Position held and length of service	Principal occupations during past five years or longer
Andrew Owen (Born 1960)	President, since 2017	Executive Vice President of Wells Fargo & Company and Head of Affiliated Managers, Wells Fargo Asset Management, since 2014. In addition, Mr. Owen is currently President, Chief Executive Officer and Director of Wells Fargo Funds Management, LLC since 2017. Prior thereto, Executive Vice President responsible for marketing, investments and product development for Wells Fargo Funds Management, LLC, from 2009 to 2014.
Jeremy DePalma (Born 1974)	Treasurer, since 2012 (for certain funds in the Fund Complex); since 2021 (for the remaining funds in the Fund Complex)	Senior Vice President of Wells Fargo Funds Management, LLC since 2009. Senior Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010 and head of the Fund Reporting and Control Team within Fund Administration from 2005 to 2010.
Michelle Rhee (Born 1966)	Chief Legal Officer, since 2019	Secretary of Wells Fargo Funds Management, LLC and Chief Legal Counsel of Wells Fargo Asset Management since 2018. Deputy General Counsel of Wells Fargo Bank, N.A. since 2020 and Assistant General Counsel of Wells Fargo Bank, N.A. from 2018 to 2020. Associate General Counsel and Managing Director of Bank of America Corporation from 2004 to 2018.
Catherine Kennedy (Born 1969)	Secretary, since 2019	Vice President of Wells Fargo Funds Management, LLC and Senior Counsel of the Wells Fargo Legal Department since 2010. Vice President and Senior Counsel of Evergreen Investment Management Company, LLC from 1998 to 2010.
Michael H. Whitaker (Born 1967)	Chief Compliance Officer, since 2016	Chief Compliance Officer of Wells Fargo Asset Management since 2016. Senior Vice President and Chief Compliance Officer for Fidelity Investments from 2007 to 2016.
1  The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-222-8222 or by visiting the website at wfam.com.

Wells Fargo Disciplined Small Cap Fund  |  39

For more information
More information about Wells Fargo Funds is available free upon request. To obtain literature, please write, visit the Fund's website, or call:
Wells Fargo Funds
P.O. Box 219967
Kansas City, MO 64121-9967
Website: wfam.com
Individual investors: 1-800-222-8222
Retail investment professionals: 1-888-877-9275
Institutional investment professionals: 1-866-765-0778
This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. If this report is used for promotional purposes, distribution of the report must be accompanied or preceded by a current prospectus. Before investing, please consider the investment objectives, risks, charges, and expenses of the investment. For a current prospectus and, if available, a summary prospectus, containing this information, call 1-800-222-8222 or visit the Fund's website at wfam.com. Read the prospectus carefully before you invest or send money.
Wells Fargo Asset Management (WFAM) is the trade name for certain investment advisory/management firms owned by Wells Fargo & Company. These firms include but are not limited to Wells Capital Management Incorporated and Wells Fargo Funds Management, LLC. Certain products managed by WFAM entities are distributed by Wells Fargo Funds Distributor, LLC (a broker-dealer and Member FINRA).
This material is for general informational and educational purposes only and is NOT intended to provide investment advice or a recommendation of any kind - including a recommendation for any specific investment, strategy, or plan.
 INVESTMENT PRODUCTS: NOT FDIC INSURED  ■  NO BANK GUARANTEE  ■  MAY LOSE VALUE
© 2021 Wells Fargo & Company. All rights reserved.
PAR-0421-00279 05-21
A243/AR243 03-21

Annual Report
March 31, 2021
Wells Fargo
Special Small Cap Value Fund

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The views expressed and any forward-looking statements are as of March 31, 2021, unless otherwise noted, and are those of the Fund's portfolio managers and/or Wells Fargo Asset Management. Discussions of individual securities or the markets generally are not intended as individual recommendations. Future events or results may vary significantly from those expressed in any forward-looking statements. The views expressed are subject to change at any time in response to changing circumstances in the market. Wells Fargo Asset Management and the Fund disclaim any obligation to publicly update or revise any views expressed or forward-looking statements.
 INVESTMENT PRODUCTS: NOT FDIC INSURED  ■  NO BANK GUARANTEE  ■  MAY LOSE VALUE

Wells Fargo Special Small Cap Value Fund  |  1

Letter to shareholders (unaudited)
Andrew Owen
President
Wells Fargo Funds
Dear Shareholder:
We are pleased to offer you this annual report for the Wells Fargo Special Small Cap Value Fund for the 12-month period that ended March 31, 2021. Despite the initial challenges presented by the spread of COVID-19 cases and the business restrictions implemented throughout much of the world, global stocks showed robust returns, supported by global stimulus programs, a rapid vaccination rollout, and a recovering consumer and corporate sentiment. Bond markets also produced positive returns, as investors searched for yield and diversification during difficult market stretches.
For the 12-month period, equities had robust returns, as policymakers continued to fight the effects of COVID-19. Emerging market stocks led both non-U.S. developed market equities and U.S. stocks. While gains from fixed-income securities were positive, they were more modest than equities. For the period, U.S. stocks, based on the S&P 500 Index,1 returned 56.35%. International stocks, as measured by the MSCI ACWI ex USA Index (Net),2 returned 49.91%, while the MSCI EM Index (Net),3 had stronger performance, with a 58.39% gain. Among bond indexes, the Bloomberg Barclays U.S. Aggregate Bond Index,4 returned 0.71%, the Bloomberg Barclays Global Aggregate ex-USD Index (unhedged),5 gained 7.15%, and the Bloomberg Barclays Municipal Bond Index,6 returned 5.51% while the ICE BofA U.S. High Yield Index,7 gained 23.31%.
The COVID-19 lockdown began almost a year ago.
Markets rebounded strongly through the spring, fueled by unprecedented government and central bank stimulus measures in the U.S. and globally. The U.S. economy contracted by an annualized 5.0% pace in the first quarter, with 30 million new unemployment insurance claims in six weeks. In the eurozone, first-quarter real gross domestic product (GDP) shrank 3.8%. China’s first-quarter GDP fell by 6.8% year over year. Extreme oil-price volatility continued as global supply far exceeded demand.
In May, investors regained confidence on reports of early success in human trials of a COVID-19 vaccine. Growth stocks outperformed value, while returns on global government bonds were flat. However, in the U.S., the April unemployment rate rose to 14.7%, its highest level since World War II. Purchasing managers’ indexes (PMIs), a monthly survey of purchasing managers, reflected broadly weakening activity in May. U.S. corporate earnings contracted 14% year over year from the first quarter of 2019. However, high demand for information technology (IT), driven by remote activity, supported robust IT sector earnings, which helped drive IT stocks higher.

[1]	The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value-weighted index with each stock's weight in the index proportionate to its market value. You cannot invest directly in an index.
[2]	The Morgan Stanley Capital International (MSCI) All Country World Index (ACWI) ex USA Index (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure the equity market performance of developed and emerging markets, excluding the United States. Source: MSCI. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indices or any securities or financial products. This report is not approved, reviewed, or produced by MSCI. You cannot invest directly in an index.

[1]	The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value-weighted index with each stock's weight in the index proportionate to its market value. You cannot invest directly in an index.
[3]	The MSCI Emerging Markets (EM) Index (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure equity market performance of emerging markets. You cannot invest directly in an index.

[1]	The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value-weighted index with each stock's weight in the index proportionate to its market value. You cannot invest directly in an index.
[4]	The Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment-grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities, and commercial mortgage-backed securities. You cannot invest directly in an index.

[1]	The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value-weighted index with each stock's weight in the index proportionate to its market value. You cannot invest directly in an index.
[5]	The Bloomberg Barclays Global Aggregate ex-USD Index (unhedged) is an unmanaged index that provides a broad-based measure of the global investment-grade fixed-income markets excluding the U.S. dollar-denominated debt market. You cannot invest directly in an index.

[1]	The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value-weighted index with each stock's weight in the index proportionate to its market value. You cannot invest directly in an index.
[6]	The Bloomberg Barclays Municipal Bond Index is an unmanaged index composed of long-term tax-exempt bonds with a minimum credit rating of Baa. You cannot invest directly in an index.

[1]	The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value-weighted index with each stock's weight in the index proportionate to its market value. You cannot invest directly in an index.
[7]	The ICE BofA U.S. High Yield Index is a market-capitalization-weighted index of domestic and Yankee high-yield bonds. The index tracks the performance of high-yield securities traded in the U.S. bond market. You cannot invest directly in an index. Copyright 2021. ICE Data Indices, LLC. All rights reserved.

2  |  Wells Fargo Special Small Cap Value Fund

Letter to shareholders (unaudited)
By June, economies started to reopen and global central banks committed to do all they could to provide economic support through liquidity and low borrowing costs. U.S. economic activity was aided by one-time $1,200 stimulus checks and $600 weekly bonus unemployment benefits that lasted through July. However, unemployment remained historically high and COVID-19 cases began to increase by late June. China’s economic recovery began to pick up momentum.
July was broadly positive for equities and fixed income. However, economic data and a resurgence of COVID-19 cases underscored the urgent need to regain control of the pandemic. Second-quarter GDP shrank from the previous quarter by 9.5% and 12.1% in the U.S. and the eurozone, respectively. In contrast, China’s second-quarter GDP grew 3.2% year over year. The U.S. economy added 1.8 million jobs in July, but a double-digit jobless rate persisted.
The stock market continued to rally in August despite concerns over rising numbers of U.S. and European COVID-19 cases as well as the expiration of the $600 weekly bonus unemployment benefit in July. Relatively strong second-quarter earnings boosted investor sentiment along with the U.S. Federal Reserve’s announcement of a monetary policy shift expected to support longer-term low interest rates. U.S. manufacturing and services activity indexes beat expectations while the U.S. housing market maintained strength. In Europe, retail sales expanded and consumer confidence was steady. China’s economy continued to expand.
Stocks grew more volatile in September on mixed economic data. U.S. economic activity continued to grow. However, U.S. unemployment remained elevated at 7.9% in September. With the U.S. Congress delaying further fiscal relief and uncertainties surrounding a possible vaccine, doubts crept back into the financial markets. In the U.K., a lack of progress in Brexit talks weighed on markets. China’s economy picked up steam, fueled by increased global demand.
In October, capital markets stepped back from their six-month rally. Market volatility rose in advance of the U.S. election and amid a global increase in COVID-19 infections. Europe introduced tighter restrictions affecting economic activity. U.S. markets looked favorably at the prospect of Democratic control of the federal purse strings, which could lead to additional fiscal stimulus and a boost to economic activity. Meanwhile, China reported 4.9% third-quarter GDP growth.
Global stocks rallied in November, propelled by optimism over three promising COVID-19 vaccines. Reversing recent trends, value stocks outperformed growth stocks and cyclical stocks outpaced IT stocks. However, U.S. unemployment remained elevated, with a net job loss of 10 million since February in 2020. The eurozone services PMI contracted sharply while the region’s manufacturing activity grew. The U.S. election results added to the upbeat mood as investors anticipated more consistent policies in the new administration.
Financial markets ended the year with strength on high expectations for a rapid rollout of the COVID-19 vaccines, the successful passage of a $900 billion stimulus package, and rising expectations of additional economic support from a Democratic-led Congress. U.S. economic data were mixed with still-elevated unemployment and weak retail sales but growth in manufacturing output. In contrast, China’s economic expansion continued in both manufacturing and nonmanufacturing. U.S. COVID-19 infection rates continued to rise even as new state and local lockdown measures were implemented.
The year 2021 began with emerging market stocks leading all major asset classes in January, driven by China’s strong economic growth and a broad recovery in corporate earnings, which propelled China’s stock market higher. In the United States, positive news on vaccine trials and January's expansion in both the manufacturing and services sectors was offset by a weak December monthly jobs report. This was compounded by technical factors as some hedge funds were forced to sell stocks to protect themselves against a well-publicized short squeeze coordinated by a group of retail investors. Eurozone sentiment and economic growth were particularly weak, reflecting the impact of a new lockdown with stricter social distancing along with a slow vaccine rollout.
“Global stocks rallied in November, propelled by optimism over three promising COVID-19 vaccines.”

Wells Fargo Special Small Cap Value Fund  |  3

Letter to shareholders (unaudited)
February saw major domestic equity indexes driven higher on the hope of a new stimulus bill, improving COVID-19 vaccination numbers, and the gradual reopening of the economy. Most S&P 500 companies reported better-than-expected earnings, with positive surprises coming from the financials, IT, health care, and materials sectors. Japan saw its economy strengthen as a result of strong export numbers. Meanwhile, crude oil prices continued their climb, rising more than 25% for the year. Domestic government bonds experienced a sharp sell-off in late February as markets priced in a more robust economic recovery and higher future growth and inflation expectations.
The passage of the massive domestic stimulus bill highlighted March activity, leading to increased forecasts for U.S. growth in 2021. Domestic employment surged as COVID-19 vaccinations and an increasingly open economy spurred hiring. A majority of U.S. small companies reported they are operating at pre-pandemic capacity or higher. Value continued its outperformance of growth in the month, continuing the trend that started in late 2020. Meanwhile, most major developed global equity indexes are up month to date on the back of rising optimism regarding the outlook for global growth. While the U.S. and U.K. have been the most successful in terms of the vaccine rollout, even markets where the vaccine has lagged, such as in the eurozone and Japan, equity indexes in many of those countries are also in positive territory this year.
Don’t let short-term uncertainty derail long-term investment goals.
Periods of investment uncertainty can present challenges, but experience has taught us that maintaining long-term investment goals can be an effective way to plan for the future. To help you create a sound strategy based on your personal goals and risk tolerance, Wells Fargo Funds offers more than 100 mutual funds spanning a wide range of asset classes and investment styles. Although diversification cannot guarantee an investment profit or prevent losses, we believe it can be an effective way to manage investment risk and potentially smooth out overall portfolio performance. We encourage investors to know their investments and to understand that appropriate levels of risk-taking may unlock opportunities.
Thank you for choosing to invest with Wells Fargo Funds. We appreciate your confidence in us and remain committed to helping you meet your financial needs.
Sincerely,
Andrew Owen
President
Wells Fargo Funds
“The passage of the massive domestic stimulus bill highlighted March activity, leading to increased forecasts for U.S. growth in 2021.”

For further information about your Fund, contact your investment professional, visit our website at wfam.com, or call us directly at 1-800-222-8222.

4  |  Wells Fargo Special Small Cap Value Fund

This page is intentionally left blank.

Performance highlights (unaudited)
This Fund is closed to most new investors.*
Investment objective	The Fund seeks long-term capital appreciation.
Manager	Wells Fargo Funds Management, LLC
Subadviser	Wells Capital Management Incorporated
Portfolio managers	Brian Martin, CFA®‡, James M. Tringas, CFA®‡, Bryant VanCronkhite, CFA®‡

Average annual total returns (%) as of March 31, 2021
		Including sales charge			Excluding sales charge			Expense ratios[1] (%)
	Inception date	1 year	5 year	10 year	1 year	5 year	10 year	Gross	Net [2]
Class A (ESPAX)	5-7-1993	71.44	11.50	10.50	81.92	12.83	11.16	1.28	1.28
Class C (ESPCX)	12-12-2000	79.71	12.00	10.34	80.71	12.00	10.34	2.03	2.03
Class R (ESPHX)[3]	9-30-2015	–	–	–	81.50	12.57	10.89	1.53	1.53
Class R6 (ESPRX)[4]	10-31-2014	–	–	–	82.77	13.31	11.63	0.85	0.85
Administrator Class (ESPIX)	7-23-1996	–	–	–	82.13	12.94	11.34	1.20	1.20
Institutional Class (ESPNX)	7-30-2010	–	–	–	82.59	13.23	11.58	0.95	0.95
Russell 2000® Value Index[5]	–	–	–	–	97.05	13.56	10.06	–	–
Figures quoted represent past performance, which is no guarantee of future results, and do not reflect taxes that a shareholder may pay on an investment in a fund. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted, which assumes the reinvestment of dividends and capital gains. Current month-end performance is available on the Fund’s website, wfam.com.
Please keep in mind that high double-digit returns were primarily achieved during favorable market conditions. You should not expect that such favorable returns can be consistently achieved. A fund’s performance, especially for short time periods, should not be the sole factor in making your investment decision.
Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses, or any taxes. It is not possible to invest directly in an index.
For Class A shares, the maximum front-end sales charge is 5.75%. For Class C shares, the maximum contingent deferred sales charge is 1.00%. Performance including a contingent deferred sales charge assumes the sales charge for the corresponding time period. Class R, Class R6, Administrator Class, and Institutional Class shares are sold without a front-end sales charge or contingent deferred sales charge.
[1]	Reflects the expense ratios as stated in the most recent prospectuses, which include the impact of 0.01% in acquired fund fees and expenses. The expense ratios shown are subject to change and may differ from the annualized expense ratios shown in the financial highlights of this report, which do not include acquired fund fees and expenses.
[2]	The manager has contractually committed through July 31, 2021, to waive fees and/or reimburse expenses to the extent necessary to cap total annual fund operating expenses after fee waivers at 1.31% for Class A, 2.06% for Class C, 1.56% for Class R, 0.89% for Class R6, 1.20% for Administrator Class and 0.94% for Institutional Class. Brokerage commissions, stamp duty fees, interest, taxes, acquired fund fees and expenses (if any), and extraordinary expenses are excluded from the expense caps. Prior to or after the commitment expiration date, the caps may be increased or the commitment to maintain the caps may be terminated only with the approval of the Board of Trustees. Without these caps, the Fund’s returns would have been lower. The expense ratio paid by an investor is the net expense ratio (the total annual fund operating expenses after fee waivers) as stated in the prospectuses.
[3]	Historical performance shown for the Class R shares prior to their inception reflects the performance of the Institutional Class shares adjusted to reflect the higher expenses applicable to the Class R shares.
[4]	Historical performance shown for the Class R6 shares prior to their inception reflects the performance of the Institutional Class shares, and includes the higher expenses applicable to the Institutional Class shares. If these expenses had not been included, returns for the Class R6 shares would be higher.
[5]	The Russell 2000® Value Index measures the performance of those Russell 2000 companies with lower price/book ratios and lower forecasted growth values. You cannot invest directly in an index.
Stock values fluctuate in response to the activities of individual companies and general market and economic conditions. Smaller-company stocks tend to be more volatile and less liquid than those of larger companies. The use of derivatives may reduce returns and/or increase volatility. Consult the Fund’s prospectus for additional information on these and other risks.

‡	CFA® and Chartered Financial Analyst® are trademarks owned by CFA Institute.
* Please see the Fund’s current Statement of Additional Information for further details.

6  |  Wells Fargo Special Small Cap Value Fund

Performance highlights (unaudited)
Growth of $10,000 investment as of March 31, 20211
[1]	The chart compares the performance of Class A shares for the most recent ten years with the Russell 2000® Value Index. The chart assumes a hypothetical investment of $10,000 in Class A shares and reflects all operating expenses and assumes the maximum initial sales charge of 5.75%.

Wells Fargo Special Small Cap Value Fund  |  7

Performance highlights (unaudited)
MANAGER'S DISCUSSION
Fund Highlights
■	The Fund underperformed its benchmark, the Russell 2000® Value Index, for the 12-month period that ended March 31, 2021.
■	Stock selection in the materials and consumer discretionary sectors and an underweight to the consumer discretionary sector detracted from relative performance.
■	Stock selection in the financial sector and an overweight to materials and an underweight to real estate contributed to relative performance.
The Russell 2000® Value Index returned 97.05% over the twelve-month period.
Small-cap value stocks saw a significant rally after the March 2020 COVID-19-related sell off. As investors began to discount a post-pandemic economic recovery, small-cap value returns led all of the equity style boxes over the 12-month period. The Russell 2000® Value Index returned 97.05% over the period.
Our bottom-up process is designed to seek companies that can control their own destiny via clear competitive advantages, strong and sustainable free cash flows, and flexible balance sheets that can be used to grow shareholder value regardless of the macro environment. These type of companies lagged their more cyclical peers during the historic rally, which was led by stocks that had the most direct leverage to an economic recovery post-COVID-19.
Ten largest holdings (%) as of March 31, 2021[1]
Eagle Materials Incorporated	3.04
First Citizens BancShares Corporation Class A	2.89
Innospec Incorporated	2.69
J & J Snack Foods Corporation	2.43
UMB Financial Corporation	2.33
Mueller Industries Incorporated	2.31
Avient Corporation	2.19
Franklin Electric Company Incorporated	2.12
CSW Industrials Incorporated	1.86
Atkore International Incorporated	1.86
[1]	Figures represent the percentage of the Fund's net assets. Holdings are subject to change and may have changed since the date specified.
The Fund increased its overweight to the industrials sector and increased its weight in the energy sector as the sector recovered from its March lows. The Fund decreased its weight in the information technology (IT) and utilities sectors over the period as we adjusted individual positions as long-term reward/risk levels dictated. We continue to emphasize companies that can control their destiny by using their balance sheets to protect capital during periods of volatility, and also be offensive when their competitors are forced to be defensive.
Key contributors included stock selection within the financials sector and an overweight to the materials sector.
Stock selection in the financials sector contributed to the Fund’s relative performance. Bank holding company, First Citizens Bancshares, Inc. (FCNCA), benefitted from the announced acquisition of CIT Group, as well as from a significant rebound in shares of bank stocks as interest rates began to increase in early 2021. FCNCA has a strong track record of integrating acquisitions, and we continue to view the long-term reward-to-risk opportunity favorably.
An overweight to the materials sector benefited the Fund as investors showed a preference for the sensitivity that the materials sector would provide to a potential economic recovery. Our exposure is primarily through specialty chemical, construction materials, and packaging companies that we believe have durable asset bases and underappreciated financial flexibility.

8  |  Wells Fargo Special Small Cap Value Fund

Performance highlights (unaudited)
Detractors from performance included stock selection in the materials and an underweight to the consumer discretionary sector.
Stock selection in the materials sector detracted from the Fund’s relative performance as investors preferred the higher-beta metals and mining stocks that do not typically meet our strict process. Innospec, Inc. is a specialty chemical manufacturer that detracted from performance. The company has highly efficient research and development capabilities, and has used its balance sheet to diversify its product mix. Despite the stock lagging its more cyclical peers, we believe its strong financial position and diverse product portfolio will continue to drive long-term shareholder value.
Sector allocation as of March 31, 2021[1]
[1]	Figures represent the percentage of the Fund's long-term investments. These amounts are subject to change and may have changed since the date specified.
An underweight to the consumer discretionary sector detracted from the Fund’s relative performance. The sector was up 239% during the twelve-month period after being one of the hardest hit during the pandemic. Our underweight is driven by the view that many of the companies within the sector do not possess flexible balance sheets and the sustainable cash flow generation our process demands.
Macro drivers should begin to subside as we move to the next phase of the economic cycle.
As we look out over the next 12 months, we believe the macro drivers will begin to subside and companies that can control their destiny via accretive capital allocation will be rewarded. Through our bottom-up stock-selection process, we focus on investing in companies that we believe have the potential to generate strong cash flows and have the balance sheet flexibility to make intelligent investment decisions. In our view, this approach may better position our investments to reap outsized rewards relative to the level of risk being taken. Because of this disciplined investment process, we remain confident in our ability to navigate all economic environments over the long term.

Wells Fargo Special Small Cap Value Fund  |  9

Fund expenses (unaudited)
As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges (if any) on redemptions and (2) ongoing costs, including management fees, distribution (12b-1) and/or shareholder servicing fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The example is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period from October 1, 2020 to March 31, 2021.
Actual expenses
The “Actual” line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Actual” line under the heading entitled “Expenses paid during period” for your applicable class of shares to estimate the expenses you paid on your account during this period.
Hypothetical example for comparison purposes
The “Hypothetical” line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and contingent deferred sales charges. Therefore, the “Hypothetical” line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
	Beginning account value 10-1-2020	Ending account value 3-31-2021	Expenses paid during the period[1]	Annualized net expense ratio
Class A
Actual	$1,000.00	$1,530.00	$ 7.95	1.26%
Hypothetical (5% return before expenses)	$1,000.00	$1,018.65	$ 6.34	1.26%
Class C
Actual	$1,000.00	$1,524.44	$12.65	2.01%
Hypothetical (5% return before expenses)	$1,000.00	$1,014.91	$10.10	2.01%
Class R
Actual	$1,000.00	$1,528.32	$ 9.46	1.50%
Hypothetical (5% return before expenses)	$1,000.00	$1,017.45	$ 7.54	1.50%
Class R6
Actual	$1,000.00	$1,533.50	$ 5.24	0.83%
Hypothetical (5% return before expenses)	$1,000.00	$1,020.79	$ 4.18	0.83%
Administrator Class
Actual	$1,000.00	$1,530.82	$ 7.45	1.18%
Hypothetical (5% return before expenses)	$1,000.00	$1,019.05	$ 5.94	1.18%
Institutional Class
Actual	$1,000.00	$1,532.66	$ 5.87	0.93%
Hypothetical (5% return before expenses)	$1,000.00	$1,020.29	$ 4.68	0.93%
1 Expenses paid is equal to the annualized net expense ratio of each class multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect the one-half-year period).

10  |  Wells Fargo Special Small Cap Value Fund

Portfolio of investments—March 31, 2021

	Shares	Value
Common stocks: 93.68%
Communication services: 0.07%
Media: 0.07%
A.H. Belo Corporation Class A ♠	2,013,889	$ 4,209,028
Consumer discretionary: 7.74%
Diversified consumer services: 0.44%
Franchise Group Incorporated	702,843	25,379,661
Hotels, restaurants & leisure: 3.82%
Denny’s Corporation ♠†	4,319,968	78,234,620
Dine Brands Global Incorporated	805,146	72,487,294
Jack In The Box Incorporated	620,200	68,085,556
		218,807,470
Household durables: 2.38%
Helen of Troy Limited †	458,389	96,564,227
Tupperware Brands Corporation †##	1,491,436	39,388,825
		135,953,052
Specialty retail: 0.20%
Container Store Group Incorporated †	680,444	11,322,588
Textiles, apparel & luxury goods: 0.90%
Delta Apparel Incorporated ♠†	581,302	15,770,723
Steven Madden Limited	961,500	35,825,490
		51,596,213
Consumer staples: 11.03%
Beverages: 0.75%
Primo Water Corporation	2,634,400	42,835,344
Food & staples retailing: 0.98%
BJ's Wholesale Club Holdings Incorporated †	1,246,600	55,922,476
Food products: 5.80%
Hostess Brands Incorporated †	2,950,143	42,305,051
J & J Snack Foods Corporation	884,235	138,851,420
Nomad Foods Limited †	3,861,580	106,038,987
Tootsie Roll Industries Incorporated	502,022	16,631,989
UTZ Brands Incorporated Class A	1,140,379	28,269,995
		332,097,442
Household products: 3.16%
Central Garden & Pet Company ♠†	782,122	45,370,897
Central Garden & Pet Company Class A †	758,090	39,337,290
Spectrum Brands Holdings Incorporated	1,129,155	95,978,175
		180,686,362
Personal products: 0.34%
Edgewell Personal Care Company	495,629	19,626,908
The accompanying notes are an integral part of these financial statements.

Wells Fargo Special Small Cap Value Fund  |  11

Portfolio of investments—March 31, 2021

	Shares	Value
Energy: 3.55%
Energy equipment & services: 0.70%
Forum Energy Technologies Incorporated †	173,244	$ 3,211,944
Patterson-UTI Energy Incorporated	4,051,410	28,886,553
TechnipFMC plc	1,013,217	7,822,035
		39,920,532
Oil, gas & consumable fuels: 2.85%
Alto Ingredients Incorporated †«	2,373,334	12,887,204
Berry Petroleum Corporation	1,857,137	10,232,825
Denbury Incorporated †	732,136	35,061,993
Magnolia Oil & Gas Corporation †	4,046,239	46,450,824
Nordic American Tankers Limited «	2,989,900	9,717,175
Southwestern Energy Company †	5,220,880	24,277,092
Whiting Petroleum Corporation	699,048	24,781,252
		163,408,365
Financials: 20.46%
Banks: 10.28%
Associated Banc Corporation	2,916,856	62,245,707
CVB Financial Corporation	1,673,800	36,974,242
First Citizens BancShares Corporation Class A	198,137	165,596,960
First Hawaiian Incorporated	1,461,090	39,990,033
Hancock Holding Company	1,102,945	46,334,719
Renasant Corporation	1,300,274	53,805,338
South State Corporation	634,961	49,850,788
UMB Financial Corporation	1,446,200	133,527,646
		588,325,433
Capital markets: 1.88%
Apollo Investment Corporation	1,748,486	23,989,228
Glassbridge Enterprises Incorporated ♠†«	1,527	106,890
New Mountain Finance Corporation	2,457,650	30,474,860
Pershing Square Tontine Holdings †	1,937,895	46,528,859
Westwood Holdings Group Incorporated ♠	438,883	6,346,248
		107,446,085
Diversified financial services: 1.73%
Ajax I †	914,026	9,716,096
Capitol Investment Corporation V †	600,100	6,295,049
Gores Metropoulos II Incorporated †	799,460	8,090,535
Juniper Industrial Holdings Incorporated Class A ♠†«	2,419,754	30,004,950
Landcadia Holdings III Incorporated Class A †«	946,083	9,470,291
Mason Industrial Technology Incorporated †	1,162,800	11,558,232
Pine Island Acquisition Corporation †	1,054,155	10,857,797
SVF Investment Corporation †	491,141	5,186,449
SVF Investment Corporation 2 Class A †«	395,770	3,997,277
Twin Ridge Capital Acquisition Corporation †	400,000	3,980,000
		99,156,676
Insurance: 4.74%
CNO Financial Group Incorporated	1,000,930	24,312,590
Enstar Group Limited †	264,440	65,245,281
National Western Life Group Class A	60,266	15,006,234
The accompanying notes are an integral part of these financial statements.

12  |  Wells Fargo Special Small Cap Value Fund

Portfolio of investments—March 31, 2021

	Shares	Value
Insurance (continued)
ProAssurance Corporation	1,176,159	$ 31,474,015
Stewart Information Services Corporation	1,199,400	62,404,782
The Hanover Insurance Group Incorporated	563,108	72,899,962
		271,342,864
Mortgage REITs: 1.83%
Apollo Commercial Real Estate Finance Incorporated	2,000,753	27,950,519
New York Mortgage Trust Incorporated	5,580,481	24,944,750
Two Harbors Investment Corporation	7,080,096	51,897,104
		104,792,373
Health care: 3.81%
Health care equipment & supplies: 1.18%
Natus Medical Incorporated †	941,595	24,114,248
Ortho Clinical Diagnostics Holdings plc †	988,027	19,063,981
Varex Imaging Corporation †	1,198,012	24,547,266
		67,725,495
Health care providers & services: 2.02%
Owens & Minor Incorporated ##	1,556,245	58,499,250
Patterson Companies Incorporated	1,159,465	37,044,907
Premier Incorporated Class A	597,137	20,213,087
		115,757,244
Pharmaceuticals: 0.61%
Prestige Consumer Healthcare Incorporated †	790,700	34,854,056
Industrials: 23.93%
Aerospace & defense: 0.87%
Parsons Corporation †	1,232,616	49,846,991
Building products: 4.25%
CSW Industrials Incorporated ♠	791,105	106,799,175
Griffon Corporation	1,532,199	41,629,847
Quanex Building Products Corporation ♠	2,241,824	58,803,044
Simpson Manufacturing Company Incorporated	349,473	36,250,834
		243,482,900
Commercial services & supplies: 4.21%
ACCO Brands Corporation	2,988,619	25,223,944
Deluxe Corporation	429,136	18,006,547
Ennis Incorporated	1,227,709	26,211,587
Harsco Corporation †	1,579,599	27,090,123
Healthcare Services Group Incorporated	1,987,960	55,722,519
Matthews International Corporation Class A	393,800	15,574,790
Nesco Holdings Incorporated (Acquired 12-18-2020, cost $17,500,000) ♦‡>	3,500,000	26,812,118
Viad Corporation ♠	1,115,060	46,553,755
		241,195,383
Construction & engineering: 0.98%
APi Group Corporation 144A†	2,710,285	56,048,694
The accompanying notes are an integral part of these financial statements.

Wells Fargo Special Small Cap Value Fund  |  13

Portfolio of investments—March 31, 2021

	Shares	Value
Electrical equipment: 2.19%
Atkore International Incorporated †	1,479,337	$ 106,364,330
Babcock & Wilcox Enterprises Incorporated †##	1,969,354	18,649,782
		125,014,112
Machinery: 8.37%
Alamo Group Incorporated	218,300	34,087,545
Douglas Dynamics Incorporated ♠	1,360,144	62,770,646
Franklin Electric Company Incorporated	1,534,179	121,108,090
Kadant Incorporated	316,410	58,539,014
Mayville Engineering Company Incorporated †	738,068	10,613,418
Mueller Industries Incorporated ♠	3,195,234	132,122,926
NN Incorporated †	1,319,115	9,326,143
Trimas Corporation †	1,662,048	50,393,295
		478,961,077
Professional services: 1.90%
CBIZ Incorporated †	1,434,281	46,843,617
Korn Ferry International	992,737	61,917,007
		108,760,624
Road & rail: 0.76%
Werner Enterprises Incorporated	917,994	43,301,777
Trading companies & distributors: 0.40%
Air Lease Corporation	470,800	23,069,200
Information technology: 4.69%
Communications equipment: 0.42%
Netgear Incorporated †	589,800	24,240,780
Electronic equipment, instruments & components: 0.48%
Belden Incorporated	613,168	27,206,264
IT services: 2.98%
Concentrix Corporation †	322,104	48,225,411
Global Blue Group Holding AG ♦†	4,536,905	55,259,503
Maximus Incorporated	517,298	46,060,214
Sykes Enterprises Incorporated †	474,200	20,902,736
		170,447,864
Semiconductors & semiconductor equipment: 0.81%
Brooks Automation Incorporated	437,966	35,759,924
DSP Group Incorporated †	761,420	10,850,235
		46,610,159
Materials: 15.80%
Chemicals: 7.51%
Atotech Limited †	780,622	15,807,596
Avient Corporation	2,651,160	125,320,333
Element Solutions Incorporated	1,168,492	21,371,719
Ferro Corporation †	1,023,600	17,257,896
Innospec Incorporated ♠	1,499,900	154,024,731
Minerals Technologies Incorporated	188,856	14,224,634
The accompanying notes are an integral part of these financial statements.

14  |  Wells Fargo Special Small Cap Value Fund

Portfolio of investments—March 31, 2021

	Shares	Value
Chemicals (continued)
NewMarket Corporation	156,693	$ 59,568,411
PQ Group Holdings Incorporated	1,337,178	22,330,873
		429,906,193
Construction materials: 3.04%
Eagle Materials Incorporated	1,296,457	174,256,797
Containers & packaging: 2.28%
Myers Industries Incorporated	1,607,760	31,769,338
Silgan Holdings Incorporated	2,343,485	98,496,675
		130,266,013
Metals & mining: 0.59%
Compass Minerals International Incorporated	537,300	33,699,456
Paper & forest products: 2.38%
Neenah Incorporated ♠	1,458,661	74,946,002
Schweitzer-Mauduit International Incorporated	1,245,315	60,983,076
		135,929,078
Real estate: 0.58%
Equity REITs: 0.58%
Washington REIT	1,489,610	32,920,381
Utilities: 2.02%
Electric utilities: 2.02%
ALLETE Incorporated	600,100	40,320,719
Hawaiian Electric Industries Incorporated	1,691,006	75,131,397
		115,452,116
Total Common stocks (Cost $3,964,771,425)		5,361,781,526

Exchange-traded funds: 1.36%
iShares Russell 2000 Index ETF «	352,600	77,903,444
Total Exchange-traded funds (Cost $77,662,116)		77,903,444

Other instruments: 0.00%
Capital Investment Corporation (Acquired 3-2-2021, commitment amount $12,500,000, cost $0) ♦‡†>=	1,250,000	0
Empower Limited (Acquired 3-11-2021, commitment amount $55,000,000, cost $0) ♦‡†>=	5,500,000	0
Fortress Value Acquisition Corporation (Acquired 2-19-2021, commitment amount $9,287,000, cost $0) ♦‡†>=	928,700	0
Landcadia Holdings III Incorporated (Acquired 1-22-2021, commitment amount $36,229,000, cost $0) ♦‡†>=	3,622,900	0
Total Other instruments (Cost $0)		0

The accompanying notes are an integral part of these financial statements.

Wells Fargo Special Small Cap Value Fund  |  15

Portfolio of investments—March 31, 2021

		Yield	Shares	Value
Short-term investments: 5.55%
Investment companies: 5.55%
Securities Lending Cash Investments LLC ♠∩∞		0.04%	88,068,134	$ 88,068,134
Wells Fargo Government Money Market Fund Select Class ♠∞#		0.03	229,802,237	229,802,237
Total Short-term investments (Cost $317,870,371)				317,870,371
Total investments in securities (Cost $4,360,303,912)	100.59%			5,757,555,341
Other assets and liabilities, net	(0.59)			(33,683,209)
Total net assets	100.00%			$5,723,872,132

†	Non-income-earning security
♦	The security is fair valued in accordance with procedures approved by the Board of Trustees.
‡	Security is valued using significant unobservable inputs.
>	Restricted security as to resale, excluding Rule 144A securities. The Fund held restricted securities with an aggregate current value of $26,812,118 (original aggregate cost of $17,500,000), representing 0.47% of its net assets as of period end.
144A	The security may be resold in transactions exempt from registration, normally to qualified institutional buyers, pursuant to Rule 144A under the Securities Act of 1933.
=	All or a portion of the position represents an unfunded purchase commitment. The Fund held securities with an aggregate unfunded commitment amount of $113,016,000, representing 1.97% of its net assets as of period end.
#	All or a portion of this security is segregated as collateral for investments in unfunded restricted securities.
«	All or a portion of this security is on loan.
♠	The issuer of the security is an affiliated person of the Fund as defined in the Investment Company Act of 1940.
∩	The investment is a non-registered investment company purchased with cash collateral received from securities on loan.
∞	The rate represents the 7-day annualized yield at period end.
##	All or a portion of this security is segregated as collateral for investments in derivative instruments.

Abbreviations:
REIT	Real estate investment trust
The accompanying notes are an integral part of these financial statements.

16  |  Wells Fargo Special Small Cap Value Fund

Portfolio of investments—March 31, 2021
Investments in affiliates
An affiliated investment is an investment in which the Fund owns at least 5% of the outstanding voting shares of the issuer or as a result of other relationships, such as the Fund and the issuer having the same investment manager. Transactions with issuers that were either affiliated persons of the Fund at the beginning of the period or the end of the period were as follows:
	Value, beginning of period	Purchases	Sales proceeds	Net realized gains (losses)	Net change in unrealized gains (losses)	Value, end of period	% of net assets	Shares, end of period	Income from affiliated securities
Common stocks
Communication services
Media
A.H. Belo Corporation Class A	$ 3,460,965	$ 2,903	$ 0	$ 0	$ 745,160	$ 4,209,028		2,013,889	$ 402,506
Consumer discretionary
Hotels, restaurants & leisure
Denny’s Corporation†	28,951,496	9,989,252	(5,838,593)	(3,913,290)	49,045,755	78,234,620		4,319,968	0
Dine Brands Global Incorporated*	27,527,121	9,359,761	(14,751,536)	(6,530,380)	56,882,328	72,487,294		805,146	0
Textiles, apparel & luxury goods
Delta Apparel Incorporated†	5,828,580	546,055	0	0	9,396,088	15,770,723		581,302	0
Consumer staples
Household products
Central Garden & Pet Company†	21,984,105	381,304	(1,083,329)	(86,784)	24,175,601	45,370,897		782,122	0
Financials
Capital markets
Glassbridge Enterprises Incorporated†	76,365	0	0	0	30,525	106,890		1,527	0
Westwood Holdings Group Incorporated	7,999,328	30,304	0	0	(1,683,384)	6,346,248		438,883	43,888
Diversified financial services
Juniper Industrial Holdings Incorporated Class A†	0	28,663,085	0	0	1,341,865	30,004,950		2,419,754	0
Pine Island Acquisition Corporation†,*	0	11,497,440	(1,469,753)	513,863	316,247	10,857,797		1,054,155	0
Industrials
Building products
CSW Industrials Incorporated	53,025,835	13,213,729	(15,721,856)	4,997,502	51,283,965	106,799,175		791,105	443,477
Quanex Building Products Corporation	17,678,576	9,270,648	0	0	31,853,820	58,803,044		2,241,824	643,862
Commercial services & supplies
Viad Corporation	16,011,454	8,099,687	(727,223)	(661,696)	23,831,533	46,553,755		1,115,060	0
Machinery
Douglas Dynamics Incorporated	29,170,293	22,076,259	(2,143,909)	(403,892)	14,071,895	62,770,646		1,360,144	1,261,193
Mueller Industries Incorporated	60,962,205	19,852,224	0	0	51,308,497	132,122,926		3,195,234	1,259,996
Materials
Chemicals
Innospec Incorporated	68,557,097	42,151,568	(1,192,112)	(363,250)	44,871,428	154,024,731		1,499,900	1,207,698
Paper & forest products
Neenah Incorporated	48,908,342	14,819,237	0	0	11,218,423	74,946,002		1,458,661	2,488,412
						899,408,726	15.71%
Short-term investments
Investment companies
Securities Lending Cash Investments LLC	6,657,880	261,205,149	(179,795,312)	687	(270)	88,068,134		88,068,134	14,189 #
Wells Fargo Government Money Market Fund Select Class	66,773,903	1,149,291,540	(986,263,206)	0	0	229,802,237		229,802,237	62,274
						317,870,371	5.55
				$(6,447,240)	$368,689,476^	$1,217,279,097^	21.26%		$7,827,495
The accompanying notes are an integral part of these financial statements.

Wells Fargo Special Small Cap Value Fund  |  17

Portfolio of investments—March 31, 2021
†	Non-income-earning security
*	No longer an affiliate of the Fund at the end of the period.
#	Amount shown represents income before fees and rebates.
^	Amount may differ from the value reported on the respective financial statement due to securities that were not deemed affiliates of the Fund either at the beginning or end of the period.
Written options
Description	Counterparty	Number of contracts	Notional amount	Exercise price	Expiration date	Value
Call
Babcock & Wilcox Enterprises Incorporated	Bank of America Securities Incorporated	(1,000)	$ (750,000)	$ 7.50	4-16-2021	$ (205,000)
Owens & Minor Incorporated	Bank of America Securities Incorporated	(1,000)	(4,000,000)	40.00	4-16-2021	(100,000)
Put
Chesapeake Energy Corporation	Bank of America Securities Incorporated	250	1,125,000	45.00	4-16-2021	(76,250)
Gates Industrial Corporation plc	Bank of America Securities Incorporated	1,000	1,500,000	15.00	4-16-2021	(25,000)
Owens & Minor Incorporated	Bank of America Securities Incorporated	2,000	6,500,000	32.50	4-16-2021	(65,000)
Owens & Minor Incorporated	Bank of America Securities Incorporated	1,000	3,500,000	35.00	4-16-2021	(77,500)
Tupperware Brands Corporation	Bank of America Securities Incorporated	1,000	2,700,000	27.00	4-16-2021	(160,000)
						$(708,750)
The accompanying notes are an integral part of these financial statements.

18  |  Wells Fargo Special Small Cap Value Fund

Statement of assets and liabilities—March 31, 2021

Assets
Investments in unaffiliated securities (including $87,194,562 of securities loaned), at value (cost $3,447,365,220)	$ 4,623,621,335
Investments in affiliated securites, at value (cost $912,938,692)	1,133,934,006
Cash	44,405,033
Cash at broker segregated for written options	15,324,952
Receivable for Fund shares sold	33,304,197
Receivable for investments sold	7,761,915
Receivable for dividends	7,124,962
Receivable for securities lending income, net	26,603
Prepaid expenses and other assets	167,161
Total assets	5,865,670,164
Liabilities
Payable upon receipt of securities loaned	88,068,134
Payable for investments purchased	39,233,974
Payable for Fund shares redeemed	9,520,856
Management fee payable	3,658,958
Written options at value (premiums received $1,861,983)	708,750
Administration fees payable	541,336
Distribution fees payable	12,240
Trustees’ fees and expenses payable	197
Accrued expenses and other liabilities	53,587
Total liabilities	141,798,032
Total net assets	$5,723,872,132
Net assets consist of
Paid-in capital	$ 4,238,071,951
Total distributable earnings	1,485,800,181
Total net assets	$5,723,872,132
Computation of net asset value and offering price per share
Net assets – Class A	$ 797,193,178
Shares outstanding – Class A1	18,813,453
Net asset value per share – Class A	$42.37
Maximum offering price per share – Class A2	$44.95
Net assets – Class C	$ 14,063,372
Shares outstanding – Class C1	371,034
Net asset value per share – Class C	$37.90
Net assets – Class R	$ 14,732,847
Shares outstanding – Class R1	342,578
Net asset value per share – Class R	$43.01
Net assets – Class R6	$ 1,598,340,726
Shares outstanding – Class R6[1]	36,735,882
Net asset value per share – Class R6	$43.51
Net assets – Administrator Class	$ 196,801,441
Shares outstanding – Administrator Class[1]	4,524,227
Net asset value per share – Administrator Class	$43.50
Net assets – Institutional Class	$ 3,102,740,568
Shares outstanding – Institutional Class[1]	71,302,267
Net asset value per share – Institutional Class	$43.52
[1]	The Fund has an unlimited number of authorized shares
[2]	Maximum offering price is computed as 100/94.25 of net asset value. On investments of $50,000 or more, the offering price is reduced.
The accompanying notes are an integral part of these financial statements.

Wells Fargo Special Small Cap Value Fund  |  19

Statement of operations—year ended March 31, 2021

Investment income
Dividends (net of foreign withholdings taxes of $108,421)	$ 55,541,048
Income from affiliated securities	7,938,317
Total investment income	63,479,365
Expenses
Management fee	29,667,433
Administration fees
Class A	1,158,238
Class C	26,181
Class R	15,530
Class R6	279,744
Administrator Class	166,419
Institutional Class	2,752,060
Shareholder servicing fees
Class A	1,376,469
Class C	31,055
Class R	18,461
Administrator Class	318,311
Distribution fees
Class C	93,156
Class R	18,426
Custody and accounting fees	125,992
Professional fees	50,740
Registration fees	133,243
Shareholder report expenses	229,980
Trustees’ fees and expenses	19,425
Other fees and expenses	67,261
Total expenses	36,548,124
Less: Fee waivers and/or expense reimbursements
Class A	(1,470)
Class C	(2)
Administrator Class	(2,952)
Institutional Class	(116,079)
Net expenses	36,427,621
Net investment income	27,051,744
Realized and unrealized gains (losses) on investments
Net realized gains (losses) on
Unaffiliated securities	120,373,639
Affiliated securities	(6,447,240)
Written options	30,469,710
Net realized gains on investments	144,396,109
Net change in unrealized gains (losses) on
Unaffiliated securities	1,796,105,727
Affiliated securities	325,030,831
Written options	1,153,233
Net change in unrealized gains (losses) on investments	2,122,289,791
Net realized and unrealized gains (losses) on investments	2,266,685,900
Net increase in net assets resulting from operations	$2,293,737,644
The accompanying notes are an integral part of these financial statements.

20  |  Wells Fargo Special Small Cap Value Fund

Statement of changes in net assets

	Year ended March 31, 2021		Year ended March 31, 2020
Operations
Net investment income		$ 27,051,744		$ 32,238,436
Net realized gains (losses) on investments		144,396,109		(28,022,423)
Net change in unrealized gains (losses) on investments		2,122,289,791		(865,018,628)
Net increase (decrease) in net assets resulting from operations		2,293,737,644		(860,802,615)
Distributions to shareholders from
Net investment income and net realized gains
Class A		(2,445,539)		(9,432,361)
Class C		(4,280)		(189,721)
Class R		(6,642)		(105,231)
Class R6		(7,859,335)		(14,944,792)
Administrator Class		(538,350)		(2,900,116)
Institutional Class		(15,451,748)		(42,284,810)
Total distributions to shareholders		(26,305,894)		(69,857,031)
Capital share transactions	Shares		Shares
Proceeds from shares sold
Class A	7,294,082	230,613,268	3,993,891	126,764,233
Class C	16,692	494,243	14,309	410,897
Class R	250,757	9,097,592	105,504	3,331,686
Class R6	21,980,351	761,400,701	12,282,599	409,146,441
Administrator Class	2,055,132	75,004,672	950,962	30,825,292
Institutional Class	34,987,937	1,135,204,199	37,766,400	1,218,872,323
		2,211,814,675		1,789,350,872
Reinvestment of distributions
Class A	62,952	2,222,955	245,514	8,523,533
Class C	130	4,085	5,647	174,030
Class R	185	6,607	2,978	104,729
Class R6	191,793	6,947,813	363,920	12,981,573
Administrator Class	14,723	533,619	80,270	2,859,904
Institutional Class	341,159	12,364,859	941,495	33,591,380
		22,079,938		58,235,149
Payment for shares redeemed
Class A	(4,832,719)	(153,758,673)	(4,543,391)	(146,758,224)
Class C	(189,809)	(5,180,413)	(329,922)	(9,451,149)
Class R	(127,826)	(4,228,425)	(95,708)	(3,223,069)
Class R6	(9,626,235)	(315,055,102)	(4,383,465)	(144,270,795)
Administrator Class	(1,933,125)	(59,966,242)	(1,570,212)	(51,008,335)
Institutional Class	(25,069,313)	(788,171,169)	(19,400,901)	(608,738,214)
		(1,326,360,024)		(963,449,786)
Net increase in net assets resulting from capital share transactions		907,534,589		884,136,235
Total increase (decrease) in net assets		3,174,966,339		(46,523,411)
Net assets
Beginning of period		2,548,905,793		2,595,429,204
End of period		$ 5,723,872,132		$2,548,905,793
The accompanying notes are an integral part of these financial statements.

Wells Fargo Special Small Cap Value Fund  |  21

Financial highlights
(For a share outstanding throughout each period)
	Year ended March 31
Class A	2021	2020	2019	2018	2017
Net asset value, beginning of period	$23.39	$31.74	$34.42	$33.15	$27.40
Net investment income	0.14 [1]	0.24	0.22	0.24	0.35 [1]
Net realized and unrealized gains (losses) on investments	18.98	(8.00)	(0.69)	2.89	6.15
Total from investment operations	19.12	(7.76)	(0.47)	3.13	6.50
Distributions to shareholders from
Net investment income	(0.13)	(0.28)	(0.15)	(0.32)	(0.18)
Net realized gains	(0.01)	(0.31)	(2.06)	(1.54)	(0.57)
Total distributions to shareholders	(0.14)	(0.59)	(2.21)	(1.86)	(0.75)
Net asset value, end of period	$42.37	$23.39	$31.74	$34.42	$33.15
Total return[2]	81.92%	(25.08)%	(0.87)%	9.42%	23.69%
Ratios to average net assets (annualized)
Gross expenses	1.27%	1.27%	1.29%	1.31%	1.32%
Net expenses	1.27%	1.27%	1.29%	1.31%	1.32%
Net investment income	0.43%	0.75%	0.67%	0.66%	1.14%
Supplemental data
Portfolio turnover rate	40%	39%	32%	41%	51%
Net assets, end of period (000s omitted)	$797,193	$381,058	$526,656	$539,499	$575,269

[1]	Calculated based upon average shares outstanding
[2]	Total return calculations do not include any sales charges.
The accompanying notes are an integral part of these financial statements.

22  |  Wells Fargo Special Small Cap Value Fund

Financial highlights
(For a share outstanding throughout each period)
	Year ended March 31
Class C	2021	2020	2019	2018	2017
Net asset value, beginning of period	$20.99	$28.49	$31.21	$30.19	$25.05
Net investment income (loss)	(0.08) [1]	(0.01) [1]	(0.05) [1]	(0.03) [1]	0.12 [1]
Net realized and unrealized gains (losses) on investments	17.00	(7.18)	(0.61)	2.64	5.59
Total from investment operations	16.92	(7.19)	(0.66)	2.61	5.71
Distributions to shareholders from
Net investment income	0.00	0.00	0.00	(0.05)	0.00
Net realized gains	(0.01)	(0.31)	(2.06)	(1.54)	(0.57)
Total distributions to shareholders	(0.01)	(0.31)	(2.06)	(1.59)	(0.57)
Net asset value, end of period	$37.90	$20.99	$28.49	$31.21	$30.19
Total return[2]	80.71%	(25.65)%	(1.63)%	8.60%	22.75%
Ratios to average net assets (annualized)
Gross expenses	2.01%	2.02%	2.04%	2.06%	2.07%
Net expenses	2.01%	2.02%	2.04%	2.06%	2.07%
Net investment income (loss)	(0.29)%	(0.04)%	(0.13)%	(0.10)%	0.42%
Supplemental data
Portfolio turnover rate	40%	39%	32%	41%	51%
Net assets, end of period (000s omitted)	$14,063	$11,419	$24,334	$53,145	$60,309

[1]	Calculated based upon average shares outstanding
[2]	Total return calculations do not include any sales charges.
The accompanying notes are an integral part of these financial statements.

Wells Fargo Special Small Cap Value Fund  |  23

Financial highlights
(For a share outstanding throughout each period)
	Year ended March 31
Class R	2021	2020	2019	2018	2017
Net asset value, beginning of period	$23.73	$32.20	$34.94	$33.73	$27.97
Net investment income	0.07	0.16	0.18	0.17	0.63 [1]
Net realized and unrealized gains (losses) on investments	19.25	(8.12)	(0.74)	2.92	5.94
Total from investment operations	19.32	(7.96)	(0.56)	3.09	6.57
Distributions to shareholders from
Net investment income	(0.03)	(0.20)	(0.12)	(0.34)	(0.24)
Net realized gains	(0.01)	(0.31)	(2.06)	(1.54)	(0.57)
Total distributions to shareholders	(0.04)	(0.51)	(2.18)	(1.88)	(0.81)
Net asset value, end of period	$43.01	$23.73	$32.20	$34.94	$33.73
Total return	81.50%	(25.29)%	(1.11)%	9.13%	23.47%
Ratios to average net assets (annualized)
Gross expenses	1.51%	1.52%	1.55%	1.57%	1.56%
Net expenses	1.51%	1.52%	1.55%	1.56%	1.56%
Net investment income	0.13%	0.46%	0.47%	0.43%	1.86%
Supplemental data
Portfolio turnover rate	40%	39%	32%	41%	51%
Net assets, end of period (000s omitted)	$14,733	$5,209	$6,656	$4,631	$785

[1]	Calculated based upon average shares outstanding
The accompanying notes are an integral part of these financial statements.

24  |  Wells Fargo Special Small Cap Value Fund

Financial highlights
(For a share outstanding throughout each period)
	Year ended March 31
Class R6	2021	2020	2019	2018	2017
Net asset value, beginning of period	$24.00	$32.55	$35.25	$33.93	$28.01
Net investment income	0.28	0.37	0.38	0.38 [1]	0.61 [1]
Net realized and unrealized gains (losses) on investments	19.49	(8.17)	(0.72)	2.97	6.18
Total from investment operations	19.77	(7.80)	(0.34)	3.35	6.79
Distributions to shareholders from
Net investment income	(0.25)	(0.44)	(0.30)	(0.49)	(0.30)
Net realized gains	(0.01)	(0.31)	(2.06)	(1.54)	(0.57)
Total distributions to shareholders	(0.26)	(0.75)	(2.36)	(2.03)	(0.87)
Net asset value, end of period	$43.51	$24.00	$32.55	$35.25	$33.93
Total return	82.77%	(24.78)%	(0.42)%	9.85%	24.22%
Ratios to average net assets (annualized)
Gross expenses	0.84%	0.84%	0.86%	0.88%	0.89%
Net expenses	0.84%	0.84%	0.86%	0.88%	0.89%
Net investment income	0.84%	1.12%	1.16%	0.10%	1.87%
Supplemental data
Portfolio turnover rate	40%	39%	32%	41%	51%
Net assets, end of period (000s omitted)	$1,598,341	$580,535	$518,377	$254,801	$176,362

[1]	Calculated based upon average shares outstanding
The accompanying notes are an integral part of these financial statements.

Wells Fargo Special Small Cap Value Fund  |  25

Financial highlights
(For a share outstanding throughout each period)
	Year ended March 31
Administrator Class	2021	2020	2019	2018	2017
Net asset value, beginning of period	$24.00	$32.55	$35.22	$33.90	$28.02
Net investment income	0.16 [1]	0.26 [1]	0.27 [1]	0.27 [1]	0.44 [1]
Net realized and unrealized gains (losses) on investments	19.48	(8.18)	(0.71)	2.97	6.24
Total from investment operations	19.64	(7.92)	(0.44)	3.24	6.68
Distributions to shareholders from
Net investment income	(0.13)	(0.32)	(0.17)	(0.38)	(0.23)
Net realized gains	(0.01)	(0.31)	(2.06)	(1.54)	(0.57)
Total distributions to shareholders	(0.14)	(0.63)	(2.23)	(1.92)	(0.80)
Net asset value, end of period	$43.50	$24.00	$32.55	$35.22	$33.90
Total return	82.13%	(25.03)%	(0.77)%	9.52%	23.82%
Ratios to average net assets (annualized)
Gross expenses	1.19%	1.19%	1.21%	1.23%	1.24%
Net expenses	1.18%	1.19%	1.20%	1.20%	1.20%
Net investment income	0.51%	0.79%	0.74%	0.76%	1.36%
Supplemental data
Portfolio turnover rate	40%	39%	32%	41%	51%
Net assets, end of period (000s omitted)	$196,801	$105,286	$160,369	$229,992	$199,262

[1]	Calculated based upon average shares outstanding
The accompanying notes are an integral part of these financial statements.

26  |  Wells Fargo Special Small Cap Value Fund

Financial highlights
(For a share outstanding throughout each period)
	Year ended March 31
Institutional Class	2021	2020	2019	2018	2017
Net asset value, beginning of period	$24.01	$32.56	$35.27	$33.94	$28.03
Net investment income	0.25 [1]	0.31	0.33	0.33	0.60 [1]
Net realized and unrealized gains (losses) on investments	19.50	(8.14)	(0.70)	3.01	6.17
Total from investment operations	19.75	(7.83)	(0.37)	3.34	6.77
Distributions to shareholders from
Net investment income	(0.23)	(0.41)	(0.28)	(0.47)	(0.29)
Net realized gains	(0.01)	(0.31)	(2.06)	(1.54)	(0.57)
Total distributions to shareholders	(0.24)	(0.72)	(2.34)	(2.01)	(0.86)
Net asset value, end of period	$43.52	$24.01	$32.56	$35.27	$33.94
Total return	82.59%	(24.85)%	(0.53)%	9.82%	24.13%
Ratios to average net assets (annualized)
Gross expenses	0.94%	0.94%	0.96%	0.98%	0.99%
Net expenses	0.93%	0.94%	0.94%	0.94%	0.94%
Net investment income	0.77%	1.07%	1.04%	1.02%	1.86%
Supplemental data
Portfolio turnover rate	40%	39%	32%	41%	51%
Net assets, end of period (000s omitted)	$3,102,741	$1,465,398	$1,359,038	$1,196,501	$921,732

[1]	Calculated based upon average shares outstanding
The accompanying notes are an integral part of these financial statements.

Wells Fargo Special Small Cap Value Fund  |  27

Notes to financial statements
1. ORGANIZATION
Wells Fargo Funds Trust (the "Trust"), a Delaware statutory trust organized on March 10, 1999, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"). As an investment company, the Trust follows the accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946, Financial Services – Investment Companies. These financial statements report on the Wells Fargo Special Small Cap Value Fund (the "Fund") which is a diversified series of the Trust.
On February 23, 2021, Wells Fargo & Company announced that it has entered into a definitive agreement to sell Wells Fargo Asset Management ("WFAM") to GTCR LLC and Reverence Capital Partners, L.P. WFAM is the trade name used by the asset management businesses of Wells Fargo & Company and includes Wells Fargo Funds Management, LLC, the investment manager to the Fund, Wells Capital Management Incorporated and Wells Fargo Asset Management (International) Limited, both registered investment advisers providing sub-advisory services to certain funds, and Wells Fargo Funds Distributor, LLC, the Fund's principal underwriter. As part of the transaction, Wells Fargo & Company will own a 9.9% equity interest and will continue to serve as an important client and distribution partner. The transaction is expected to close in the second half of 2021, subject to customary closing conditions.
Consummation of the transaction will result in the automatic termination of the Fund's investment management agreement and sub-advisory agreement. The Fund's Board of Trustees will be asked to approve new investment management arrangements with the new company. If approved by the Board, the new investment management arrangements with the new company will be presented to the shareholders of the Fund for approval, and, if approved by shareholders, would take effect upon the closing of the transaction. The transaction is expected to close in the second half of 2021, subject to customary closing conditions.
2. SIGNIFICANT ACCOUNTING POLICIES
The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Fund, are in conformity with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
Securities valuation
All investments are valued each business day as of the close of regular trading on the New York Stock Exchange (generally 4 p.m. Eastern Time), although the Fund may deviate from this calculation time under unusual or unexpected circumstances.
Equity securities that are listed on a foreign or domestic exchange or market are valued at the official closing price or, if none, the last sales price. If no sale occurs on the principal exchange or market that day, a fair value price will be determined in accordance with the Fund’s Valuation Procedures.
Options that are listed on a foreign or domestic exchange or market are valued at the closing mid-price. Non-listed options are valued at the evaluated price provided by an independent pricing service or, if a reliable price is not available, the quoted bid price from an independent broker-dealer.
Investments in registered open-end investment companies are valued at net asset value. Interests in non-registered investment companies that are redeemable at net asset value are fair valued normally at net asset value.
Investments which are not valued using any of the methods discussed above are valued at their fair value, as determined in good faith by the Board of Trustees. The Board of Trustees has established a Valuation Committee comprised of the Trustees and has delegated to it the authority to take any actions regarding the valuation of portfolio securities that the Valuation Committee deems necessary or appropriate, including determining the fair value of portfolio securities, unless the determination has been delegated to the Wells Fargo Asset Management Pricing Committee at Wells Fargo Funds Management, LLC ("Funds Management"). The Board of Trustees retains the authority to make or ratify any valuation decisions or approve any changes to the Valuation Procedures as it deems appropriate. On a quarterly basis, the Board of Trustees receives reports on any valuation actions taken by the Valuation Committee or the Wells Fargo Asset Management Pricing Committee which may include items for ratification.
Securities lending
The Fund may lend its securities from time to time in order to earn additional income in the form of fees or interest on securities received as collateral or the investment of any cash received as collateral. When securities are on loan, the Fund receives interest or dividends on those securities. Cash collateral received in connection with its securities lending transactions

28  |  Wells Fargo Special Small Cap Value Fund

Notes to financial statements
is invested in Securities Lending Cash Investments, LLC (the “Securities Lending Fund”). Investments in Securities Lending Fund are valued at the evaluated bid price provided by an independent pricing service. Income earned from investment in the Securities Lending Fund (net of fees and rebates), if any, is included in income from affiliated securities on the Statement of Operations.
In a securities lending transaction, the net asset value of the Fund is affected by an increase or decrease in the value of the securities loaned and by an increase or decrease in the value of the instrument in which collateral is invested. The amount of securities lending activity undertaken by the Fund fluctuates from time to time. The Fund has the right under the lending agreement to recover the securities from the borrower on demand. In the event of default or bankruptcy by the borrower, the Fund may be prevented from recovering the loaned securities or gaining access to the collateral or may experience delays or costs in doing so. In such an event, the terms of the agreement allow the unaffiliated securities lending agent to use the collateral to purchase replacement securities on behalf of the Fund or pay the Fund the market value of the loaned securities. The Fund bears the risk of loss with respect to depreciation of its investment of the cash collateral.
Futures contracts
Futures contracts are agreements between the Fund and a counterparty to buy or sell a specific amount of a commodity, financial instrument or currency at a specified price on a specified date. The Fund may buy and sell futures contracts in order to gain exposure to, or protect against, changes in security values and is subject to equity price risk. The primary risks associated with the use of futures contracts are the imperfect correlation between changes in market values of securities held by the Fund and the prices of futures contracts, and the possibility of an illiquid market. Futures contracts are generally entered into on a regulated futures exchange and cleared through a clearinghouse associated with the exchange. With futures contracts, there is minimal counterparty risk to the Fund since futures contracts are exchange traded and the exchange’s clearinghouse, as the counterparty to all exchange traded futures, guarantees the futures contracts against default.
Upon entering into a futures contract, the Fund is required to deposit either cash or securities (initial margin) with the broker in an amount equal to a certain percentage of the contract value. Subsequent payments (variation margin) are paid to or from the broker each day equal to the daily changes in the contract value. Such payments are recorded as unrealized gains or losses and, if any, shown as variation margin receivable (payable) in the Statement of Assets and Liabilities. Should the Fund fail to make requested variation margin payments, the broker can gain access to the initial margin to satisfy the Fund’s payment obligations. When the contracts are closed, a realized gain or loss is recorded in the Statement of Operations.
Options
The Fund may write covered call options or secured put options on individual securities and/or indexes. When the Fund writes an option, an amount equal to the premium received is recorded as a liability and is subsequently adjusted to the current market value of the written option. Premiums received from written options that expire unexercised are recognized as realized gains on the expiration date. For exercised options, the difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is treated as a realized gain or loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in calculating the realized gain or loss on the sale. If a put option is exercised, the premium reduces the cost of the security purchased. The Fund, as a writer of an option, bears the market risk of an unfavorable change in the price of the security and/or index underlying the written option.
The Fund may also purchase call or put options. Premiums paid are included in the Statement of Assets and Liabilities as investments, the values of which are subsequently adjusted based on the current market values of the options. Premiums paid for purchased options that expire are recognized as realized losses on the expiration date. Premiums paid for purchased options that are exercised or closed are added to the amount paid or offset against the proceeds received for the underlying security to determine the realized gain or loss. The risk of loss associated with purchased options is limited to the premium paid.
Options traded on an exchange are regulated and terms of the options are standardized. The Fund is subject to equity price risk. Purchased options traded over-the-counter expose the Fund to counterparty risk in the event the counterparty does not perform. This risk can be mitigated by having a master netting arrangement between the Fund and the counterparty and by having the counterparty post collateral to cover the Fund’s exposure to the counterparty.
Forward commitments
The Fund may enter into forward commitment agreements, which agreements obligate the Fund, for a set period, to buy a certain amount of a security that may be issued and sold on a private placement basis, at the option of the issuer. The price of a security purchased pursuant to a forward commitment agreement is set at the time of the agreement. There is no assurance that the securities subject to a forward commitment agreement will be issued or, if such securities are issued, the value of the securities on the date of issuance may be more or less than the purchase price. The Fund will record the purchase of a security

Wells Fargo Special Small Cap Value Fund  |  29

Notes to financial statements
acquired under a forward commitment agreement, and will reflect the value of the security in the Fund’s net asset value, on the date on which the security can reasonably be expected to be issued.
Security transactions and income recognition
Securities transactions are recorded on a trade date basis. Realized gains or losses are recorded on the basis of identified cost.
Dividend income is recognized on the ex-dividend date. Dividend income is recorded net of foreign taxes withheld where recovery of such taxes is not assured.
Income dividends and capital gain distributions from investment companies are recorded on the ex-dividend date. Capital gain distributions from investment companies are treated as realized gains.
Distributions to shareholders
Distributions to shareholders from net investment income and any net realized gains are recorded on the ex-dividend date and paid at least annually. Such distributions are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles. Dividend sources are estimated at the time of declaration. The tax character of distributions is determined as of the Fund's fiscal year end. Therefore, a portion of the Fund's distributions made prior to the Fund’s fiscal year end may be categorized as a tax return of capital at year end.
Federal and other taxes
The Fund intends to continue to qualify as a regulated investment company by distributing substantially all of its investment company taxable income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required.
The Fund’s income and federal excise tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal and Delaware revenue authorities. Management has analyzed the Fund's tax positions taken on federal, state, and foreign tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.
As of March 31, 2021, the aggregate cost of all investments for federal income tax purposes was $4,395,709,324 and the unrealized gains (losses) consisted of:
Gross unrealized gains	$1,512,333,228
Gross unrealized losses	(149,333,978)
Net unrealized gains	$1,362,999,250
Class allocations
The separate classes of shares offered by the Fund differ principally in applicable sales charges, distribution, shareholder servicing, and administration fees. Class specific expenses are charged directly to that share class. Investment income, common fund-level expenses, and realized and unrealized gains (losses) on investments are allocated daily to each class of shares based on the relative proportion of net assets of each class.
3. FAIR VALUATION MEASUREMENTS
Fair value measurements of investments are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of the Fund’s investments. The three-level hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The Fund’s investments are classified within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement. The inputs are summarized into three broad levels as follows:
■	Level 1 – quoted prices in active markets for identical securities
■	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
■	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)
The inputs or methodologies used for valuing investments in securities are not necessarily an indication of the risk associated with investing in those securities.

30  |  Wells Fargo Special Small Cap Value Fund

Notes to financial statements
The following is a summary of the inputs used in valuing the Fund’s assets and liabilities as of March 31, 2021:
	Quoted prices (Level 1)	Other significant observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total
Assets
Investments in:
Common stocks
Communication services	$ 4,209,028	$ 0	$ 0	$ 4,209,028
Consumer discretionary	443,058,984	0	0	443,058,984
Consumer staples	631,168,532	0	0	631,168,532
Energy	203,328,897	0	0	203,328,897
Financials	1,170,956,541	106,890	0	1,171,063,431
Health care	218,336,795	0	0	218,336,795
Industrials	1,342,868,640	0	26,812,118	1,369,680,758
Information technology	213,245,564	55,259,503	0	268,505,067
Materials	904,057,537	0	0	904,057,537
Real estate	32,920,381	0	0	32,920,381
Utilities	115,452,116	0	0	115,452,116
Exchange-traded funds	77,903,444	0	0	77,903,444
Other instruments	0	0	0	0
Short-term investments
Investment companies	317,870,371	0	0	317,870,371
Total assets	$5,675,376,830	$55,366,393	$26,812,118	$5,757,555,341
Liabilities
Written options	$ 0	$ 708,750	$ 0	$ 708,750
Total liabilities	$ 0	$ 708,750	$ 0	$ 708,750
Additional sector, industry or geographic detail, if any, is included in the Portfolio of Investments.
For the year ended March 31, 2021, the Fund did not have any transfers into/out of Level 3.
4. TRANSACTIONS WITH AFFILIATES
Management fee
Funds Management, an indirect wholly owned subsidiary of Wells Fargo & Company ("Wells Fargo"), is the manager of the Fund and provides advisory and fund-level administrative services under an investment management agreement. Under the investment management agreement, Funds Management is responsible for, among other services, implementing the investment objectives and strategies of the Fund, supervising the subadviser and providing fund-level administrative services in connection with the Fund’s operations. As compensation for its services under the investment management agreement, Funds Management is entitled to receive a management fee at the following annual rate based on the Fund’s average daily net assets:
Average daily net assets	Management fee
First $500 million	0.850%
Next $500 million	0.825
Next $1 billion	0.800
Next $1 billion	0.775
Next $1 billion	0.750
Next $1 billion	0.730
Next $5 billion	0.720
Over $10 billion	0.710

Wells Fargo Special Small Cap Value Fund  |  31

Notes to financial statements
For the year ended March 31, 2021, the management fee was equivalent to an annual rate of 0.79% of the Fund’s average daily net assets.
Funds Management has retained the services of a subadviser to provide daily portfolio management to the Fund. The fee for subadvisory services is borne by Funds Management. Wells Capital Management Incorporated ("WellsCap"), an affiliate of Funds Management and an indirect wholly owned subsidiary of Wells Fargo, is the subadviser to the Fund and is entitled to receive a fee from Funds Management at an annual rate starting at 0.55% and declining to 0.40% as the average daily net assets of the Fund increase.
Administration fees
Under a class-level administration agreement, Funds Management provides class-level administrative services to the Fund, which includes paying fees and expenses for services provided by the transfer agent, sub-transfer agents, omnibus account servicers and record-keepers. As compensation for its services under the class-level administration agreement, Funds Management receives an annual fee which is calculated based on the average daily net assets of each class as follows:
Class-level administration fee
Class A	0.21%
Class C	0.21
Class R	0.21
Class R6	0.03
Administrator Class	0.13
Institutional Class	0.13
Waivers and/or expense reimbursements
Funds Management has contractually waived and/or reimbursed management and administration fees to the extent necessary to maintain certain net operating expense ratios for the Fund. When each class of the Fund has exceeded its expense cap, Funds Management has waived fees and/or reimbursed expenses from fund-level expenses on a proportionate basis and then from class specific expenses. When only certain classes exceed their expense caps, waivers and/or reimbursements are applied against class specific expenses before fund-level expenses. Funds Management has committed through July 31, 2021 to waive fees and/or reimburse expenses to the extent necessary to cap expenses. Prior to or after the commitment expiration date, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees. The contractual expense caps are as follows:
Expense ratio caps
Class A	1.31%
Class C	2.06
Class R	1.56
Class R6	0.89
Administrator Class	1.20
Institutional Class	0.94
Distribution fees
The Trust has adopted a distribution plan for Class C and Class R shares of the Fund pursuant to Rule 12b-1 under the 1940 Act. Distribution fees are charged to Class C and Class R shares and paid to Wells Fargo Funds Distributor, LLC (“Funds Distributor”), the principal underwriter, at an annual rate of 0.75% of the average daily net assets of Class C shares and 0.25% of the average daily net assets of Class R shares.
In addition, Funds Distributor is entitled to receive the front-end sales charge from the purchase of Class A shares and a contingent deferred sales charge on the redemption of certain Class A shares. Funds Distributor is also entitled to receive the contingent deferred sales charges from redemptions of Class C shares. For the year ended March 31, 2021, Funds Distributor

32  |  Wells Fargo Special Small Cap Value Fund

Notes to financial statements
received $2,614 from the sale of Class A shares. No contingent deferred sales charges were incurred by Class A and Class C shares for the year ended March 31, 2021.
Shareholder servicing fees
The Trust has entered into contracts with one or more shareholder servicing agents, whereby Class A, Class C, Class R, and Administrator Class of the Fund are charged a fee at an annual rate of 0.25% of the average daily net assets of each respective class. A portion of these total shareholder servicing fees were paid to affiliates of Wells Fargo.
Interfund transactions
The Fund may purchase or sell portfolio investment securities to certain other Wells Fargo affiliates pursuant to Rule 17a-7 under the 1940 Act and under procedures adopted by the Board of Trustees. The procedures have been designed to ensure that these interfund transactions, which do not incur broker commissions, are effected at current market prices.
5. INVESTMENT PORTFOLIO TRANSACTIONS
Purchases and sales of investments, excluding U.S. government obligations (if any) and short-term securities, for the year ended March 31, 2021 were $2,237,498,534 and $1,431,971,454, respectively.
6. SECURITIES LENDING TRANSACTIONS
The Fund lends its securities through an unaffiliated securities lending agent and receives collateral in the form of cash or securities with a value at least equal to the value of the securities on loan. The value of the loaned securities is determined at the close of each business day and any increases or decreases in the required collateral are exchanged between the Fund and the counterparty on the next business day. Cash collateral received is invested in the Securities Lending Fund which seeks to provide a positive return compared to the daily Federal Funds Open Rate by investing in high-quality, U.S. dollar-denominated short-term money market instruments and is exempt from registration under Section 3(c)(7) of the 1940 Act. Securities Lending Fund is managed by Funds Management and is subadvised by WellsCap. Funds Management receives an advisory fee starting at 0.05% and declining to 0.01% as the average daily net assets of the Securities Lending Fund increase. All of the fees received by Funds Management are paid to WellsCap for its services as subadviser.
In the event of counterparty default or the failure of a borrower to return a loaned security, the Fund has the right to use the collateral to offset any losses incurred. As of March 31, 2021, the Fund had securities lending transactions with the following counterparties which are subject to offset:
Counterparty	Value of securities on loan	Collateral received[1]	Net amount
Bank of America Securities Incorporated	$ 2,067,650	$ (2,067,650)	$0
Barclays Capital Incorporated	46,118,924	(46,118,924)	0
BNP Paribas Securities Corporation	16,879,420	(16,879,420)	0
Citigroup Global Markets Incorporated	1,476,013	(1,476,013)	0
Credit Suisse Securities (USA) LLC	1,626,100	(1,626,100)	0
Deutsche Bank Securities Incorporated	42,653	(42,653)	0
JPMorgan Securities LLC	8,171,828	(8,171,828)	0
Morgan Stanley & Company LLC	2,517,497	(2,517,497)	0
National Financial Services LLC	208,142	(208,142)	0
UBS Securities LLC	8,086,335	(8,086,335)	0

[1]	Collateral pledged within this table is limited to the collateral for the net transaction with the counterparty.
7. DERIVATIVE TRANSACTIONS
During the year ended March 31, 2021, the Fund entered into written options for hedging purposes and had an average of 14,708 written option contracts.
The fair value, realized gains or losses and change in unrealized gains or losses, if any, on derivative instruments are reflected in the corresponding financial statement captions.

Wells Fargo Special Small Cap Value Fund  |  33

Notes to financial statements
The Fund's written option contracts are subject to a master netting arrangement. As of March 31, 2021, the Fund had written options contracts with the following counterparty which are subject to offset:
Counterparty	Value of written options	Collateral pledged[1]	Net amount
Bank of America Securities Incorporated	$708,750	$(708,750)	$0
1 Collateral pledged within this table is limited to the collateral for the net transaction with the counterparty.
8. BANK BORROWINGS
The Trust (excluding the money market funds), Wells Fargo Master Trust and Wells Fargo Variable Trust are parties to a $350,000,000 revolving credit agreement whereby the Fund is permitted to use bank borrowings for temporary or emergency purposes, such as to fund shareholder redemption requests. Interest under the credit agreement is charged to the Fund based on a borrowing rate equal to the higher of the Federal Funds rate in effect on that day plus 1.25% or the overnight LIBOR rate in effect on that day plus 1.25%. In addition, an annual commitment fee equal to 0.25% of the unused balance is allocated to each participating fund.
For the year ended March 31, 2021, there were no borrowings by the Fund under the agreement.
9. DISTRIBUTIONS TO SHAREHOLDERS
The tax character of distributions paid during the years ended March 31, 2021 and March 31, 2020 were as follows:
	Year ended March 31
	2021	2020
Ordinary income	$25,059,755	$45,960,918
Long-term capital gain	1,246,139	23,896,113
As of March 31, 2021, the components of distributable earnings on a tax basis were as follows:
Undistributed ordinary income	Undistributed long-term gain	Unrealized gains
$88,411,683	$34,416,813	$1,362,999,250
10. CONCENTRATION RISKS
As of the end of the period, the Fund concentrated its portfolio of investments in industrials sector. A fund that invests a substantial portion of its assets in any sector may be more affected by changes in that sector than would be a fund whose investments are not heavily weighted in any sector.
11. INDEMNIFICATION
Under the Fund's organizational documents, the officers and Trustees have been granted certain indemnification rights against certain liabilities that may arise out of performance of their duties to the Fund. The Fund has entered into a separate agreement with each Trustee that converts indemnification rights currently existing under the Fund’s organizational documents into contractual rights that cannot be changed in the future without the consent of the Trustee. Additionally, in the normal course of business, the Fund may enter into contracts with service providers that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated.
12. NEW ACCOUNTING PRONOUNCEMENT
In August 2018, FASB issued Accounting Standards Update (“ASU”) No. 2018-13, Fair Value Measurement (Topic 820) Disclosure Framework - Changes to the Disclosure Requirements for Fair Value Measurement. ASU 2018-13 updates the disclosure requirements on fair value measurements in Topic 820, Fair Value Measurements. The amendments are effective for fiscal years,

34  |  Wells Fargo Special Small Cap Value Fund

Notes to financial statements
and interim periods within those fiscal years, beginning after December 15, 2019. Management has adopted this guidance which did not have a material impact on the financial statements.
13. CORONAVIRUS (COVID-19) PANDEMIC
On March 11, 2020, the World Health Organization announced that it had made the assessment that coronavirus disease 2019 (“COVID-19”) is a pandemic. The impacts of COVID-19 are affecting the entire global economy, individual companies and investment products, the funds, and the market in general. There is significant uncertainty around the extent and duration of business disruptions related to COVID-19 and the impacts may last for an extended period of time. COVID-19 has led to significant uncertainty and volatility in the financial markets.

Wells Fargo Special Small Cap Value Fund  |  35

Report of independent registered public accounting firm
To the Shareholders of the Fund and Board of Trustees
Wells Fargo Funds Trust:
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities of Wells Fargo Special Small Cap Value Fund (the Fund), one of the funds constituting Wells Fargo Funds Trust, including the portfolio of investments, as of March 31, 2021, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the financial statements) and the financial highlights for each of the years in the five-year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of March 31, 2021, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of March 31, 2021, by correspondence with the custodian, transfer agent and brokers, or by other appropriate auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.
We have not been able to determine the specific year that we began serving as the auditor of one or more Wells Fargo Funds investment companies; however we are aware that we have served as the auditor of one or more Wells Fargo Funds investment companies since at least 1955.
Boston, Massachusetts
May 26, 2021

36  |  Wells Fargo Special Small Cap Value Fund

Other information (unaudited)
TAX INFORMATION
For corporate shareholders, pursuant to Section 854 of the Internal Revenue Code, 52.83% of ordinary income dividends qualify for the corporate dividends-received deduction for the fiscal year ended March 31, 2021.
Pursuant to Section 852 of the Internal Revenue Code, $1,246,139 was designated as a 20% rate gain distribution for the fiscal year ended March 31, 2021
Pursuant to Section 854 of the Internal Revenue Code, $13,301,679 of income dividends paid during the fiscal year ended March 31, 2021 has been designated as qualified dividend income (QDI).
For the fiscal year ended March 31, 2021, $153,062 has been designated as interest-related dividends for nonresident alien shareholders pursuant to Section 871 of the Internal Revenue Code.
PROXY VOTING INFORMATION
A description of the policies and procedures used to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-800-222-8222, visiting our website at wfam.com, or visiting the SEC website at sec.gov. Information regarding how the proxies related to portfolio securities were voted during the most recent 12-month period ended June 30 is available on the website at wfam.com or by visiting the SEC website at sec.gov.
QUARTERLY PORTFOLIO HOLDINGS INFORMATION
The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. Shareholders may view the filed Form N-PORT by visiting the SEC website at sec.gov.

Wells Fargo Special Small Cap Value Fund  |  37

Other information (unaudited)
BOARD OF TRUSTEES AND OFFICERS
Each of the Trustees and Officers listed in the table below acts in identical capacities for each fund in the Wells Fargo family of funds, which consists of 142 mutual funds comprising the Wells Fargo Funds Trust, Wells Fargo Variable Trust, Wells Fargo Master Trust and four closed-end funds (collectively the “Fund Complex”). This table should be read in conjunction with the Prospectus and the Statement of Additional Information1. The mailing address of each Trustee and Officer is 525 Market Street, 12th Floor, San Francisco, CA 94105. Each Trustee and Officer serves an indefinite term, however, each Trustee serves such term until reaching the mandatory retirement age established by the Trustees.
Independent Trustees
Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships
William R. Ebsworth (Born 1957)	Trustee, since 2015	Retired. From 1984 to 2013, equities analyst, portfolio manager, research director and chief investment officer at Fidelity Management and Research Company in Boston, Tokyo, and Hong Kong, and retired in 2013 as Chief Investment Officer of Fidelity Strategic Advisers, Inc. where he led a team of investment professionals managing client assets. Prior thereto, Board member of Hong Kong Securities Clearing Co., Hong Kong Options Clearing Corp., the Thailand International Fund, Ltd., Fidelity Investments Life Insurance Company, and Empire Fidelity Investments Life Insurance Company. Audit Committee Chair and Investment Committee Chair of the Vincent Memorial Hospital Endowment (non-profit organization). Mr. Ebsworth is a CFA® charterholder.	N/A
Jane A. Freeman (Born 1953)	Trustee, since 2015; Chair Liaison, since 2018	Retired. From 2012 to 2014 and 1999 to 2008, Chief Financial Officer of Scientific Learning Corporation. From 2008 to 2012, Ms. Freeman provided consulting services related to strategic business projects. Prior to 1999, Portfolio Manager at Rockefeller & Co. and Scudder, Stevens & Clark. Board member of the Harding Loevner Funds from 1996 to 2014, serving as both Lead Independent Director and chair of the Audit Committee. Board member of the Russell Exchange Traded Funds Trust from 2011 to 2012 and the chair of the Audit Committee. Ms. Freeman is also an inactive Chartered Financial Analyst.	N/A
Isaiah Harris, Jr. (Born 1952)	Trustee, since 2009; Audit Committee Chair, since 2019	Retired. Chairman of the Board of CIGNA Corporation since 2009, and Director since 2005. From 2003 to 2011, Director of Deluxe Corporation. Prior thereto, President and CEO of BellSouth Advertising and Publishing Corp. from 2005 to 2007, President and CEO of BellSouth Enterprises from 2004 to 2005 and President of BellSouth Consumer Services from 2000 to 2003. Emeritus member of the Iowa State University Foundation Board of Governors. Emeritus Member of the Advisory Board of Iowa State University School of Business. Advisory Board Member, Palm Harbor Academy (private school). Mr. Harris is a certified public accountant (inactive status).	CIGNA Corporation
Judith M. Johnson (Born 1949)	Trustee, since 2008	Retired. Prior thereto, Chief Executive Officer and Chief Investment Officer of Minneapolis Employees Retirement Fund from 1996 to 2008. Ms. Johnson is an attorney, certified public accountant and a certified managerial accountant.	N/A
David F. Larcker (Born 1950)	Trustee, since 2009	James Irvin Miller Professor of Accounting at the Graduate School of Business (Emeritus), Stanford University, Director of the Corporate Governance Research Initiative and Senior Faculty of The Rock Center for Corporate Governance since 2006. From 2005 to 2008, Professor of Accounting at the Graduate School of Business, Stanford University. Prior thereto, Ernst & Young Professor of Accounting at The Wharton School, University of Pennsylvania from 1985 to 2005.	N/A

38  |  Wells Fargo Special Small Cap Value Fund

Other information (unaudited)
Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships
Olivia S. Mitchell (Born 1953)	Trustee, since 2006; Nominating and Governance Committee Chair, since 2018	International Foundation of Employee Benefit Plans Professor, Wharton School of the University of Pennsylvania since 1993. Director of Wharton’s Pension Research Council and Boettner Center on Pensions & Retirement Research, and Research Associate at the National Bureau of Economic Research. Previously, Cornell University Professor from 1978 to 1993.	N/A
Timothy J. Penny (Born 1951)	Trustee, since 1996; Chair, since 2018	President and Chief Executive Officer of Southern Minnesota Initiative Foundation, a non-profit organization, since 2007. Member of the Board of Trustees of NorthStar Education Finance, Inc., a non-profit organization, since 2007.	N/A
James G. Polisson (Born 1959)	Trustee, since 2018	Retired. Chief Marketing Officer, Source (ETF) UK Services, Ltd, from 2015 to 2017. From 2012 to 2015, Principal of The Polisson Group, LLC, a management consulting, corporate advisory and principal investing company. Chief Executive Officer and Managing Director at Russell Investments, Global Exchange Traded Funds from 2010 to 2012. Managing Director of Barclays Global Investors from 1998 to 2010 and Global Chief Marketing Officer for iShares and Barclays Global Investors from 2000 to 2010. Trustee of the San Francisco Mechanics’ Institute, a non-profit organization, from 2013 to 2015. Board member of the Russell Exchange Traded Fund Trust from 2011 to 2012. Director of Barclays Global Investors Holdings Deutschland GmbH from 2006 to 2009. Mr. Polisson is an attorney and has a retired status with the Massachusetts and District of Columbia Bar Associations.	N/A
Pamela Wheelock (Born 1959)	Trustee, since January 2020; previously Trustee from January 2018 to July 2019	Board member of the Destination Medical Center Economic Development Agency, Rochester, Minnesota since 2019. Interim President of the McKnight Foundation from January to September 2020. Acting Commissioner, Minnesota Department of Human Services, July 2019 through September 2019. Human Services Manager (part-time), Minnesota Department of Human Services, October 2019 through December 2019. Chief Operating Officer, Twin Cities Habitat for Humanity from 2017 to 2019. Vice President of University Services, University of Minnesota from 2012 to 2016. Prior thereto, on the Board of Directors, Governance Committee and Finance Committee for the Minnesota Philanthropy Partners (Saint Paul Foundation) from 2012 to 2018, Interim Chief Executive Officer of Blue Cross Blue Shield of Minnesota from 2011 to 2012, Chairman of the Board from 2009 to 2012 and Board Director from 2003 to 2015. Vice President, Leadership and Community Engagement, Bush Foundation, Saint Paul, Minnesota (a private foundation) from 2009 to 2011. Executive Vice President and Chief Financial Officer, Minnesota Sports and Entertainment from 2004 to 2009 and Senior Vice President from 2002 to 2004. Executive Vice President of the Minnesota Wild Foundation from 2004 to 2008. Commissioner of Finance, State of Minnesota, from 1999 to 2002. Currently Board Chair of the Minnesota Wild Foundation since 2010.	N/A
*  Length of service dates reflect the Trustee’s commencement of service with the Trust’s predecessor entities, where applicable.

Wells Fargo Special Small Cap Value Fund  |  39

Other information (unaudited)
Officers
Name and year of birth	Position held and length of service	Principal occupations during past five years or longer
Andrew Owen (Born 1960)	President, since 2017	Executive Vice President of Wells Fargo & Company and Head of Affiliated Managers, Wells Fargo Asset Management, since 2014. In addition, Mr. Owen is currently President, Chief Executive Officer and Director of Wells Fargo Funds Management, LLC since 2017. Prior thereto, Executive Vice President responsible for marketing, investments and product development for Wells Fargo Funds Management, LLC, from 2009 to 2014.
Jeremy DePalma (Born 1974)	Treasurer, since 2012 (for certain funds in the Fund Complex); since 2021 (for the remaining funds in the Fund Complex)	Senior Vice President of Wells Fargo Funds Management, LLC since 2009. Senior Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010 and head of the Fund Reporting and Control Team within Fund Administration from 2005 to 2010.
Michelle Rhee (Born 1966)	Chief Legal Officer, since 2019	Secretary of Wells Fargo Funds Management, LLC and Chief Legal Counsel of Wells Fargo Asset Management since 2018. Deputy General Counsel of Wells Fargo Bank, N.A. since 2020 and Assistant General Counsel of Wells Fargo Bank, N.A. from 2018 to 2020. Associate General Counsel and Managing Director of Bank of America Corporation from 2004 to 2018.
Catherine Kennedy (Born 1969)	Secretary, since 2019	Vice President of Wells Fargo Funds Management, LLC and Senior Counsel of the Wells Fargo Legal Department since 2010. Vice President and Senior Counsel of Evergreen Investment Management Company, LLC from 1998 to 2010.
Michael H. Whitaker (Born 1967)	Chief Compliance Officer, since 2016	Chief Compliance Officer of Wells Fargo Asset Management since 2016. Senior Vice President and Chief Compliance Officer for Fidelity Investments from 2007 to 2016.
1  The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-222-8222 or by visiting the website at wfam.com.

40  |  Wells Fargo Special Small Cap Value Fund

For more information
More information about Wells Fargo Funds is available free upon request. To obtain literature, please write, visit the Fund's website, or call:
Wells Fargo Funds
P.O. Box 219967
Kansas City, MO 64121-9967
Website: wfam.com
Individual investors: 1-800-222-8222
Retail investment professionals: 1-888-877-9275
Institutional investment professionals: 1-866-765-0778
This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. If this report is used for promotional purposes, distribution of the report must be accompanied or preceded by a current prospectus. Before investing, please consider the investment objectives, risks, charges, and expenses of the investment. For a current prospectus and, if available, a summary prospectus, containing this information, call 1-800-222-8222 or visit the Fund's website at wfam.com. Read the prospectus carefully before you invest or send money.
Wells Fargo Asset Management (WFAM) is the trade name for certain investment advisory/management firms owned by Wells Fargo & Company. These firms include but are not limited to Wells Capital Management Incorporated and Wells Fargo Funds Management, LLC. Certain products managed by WFAM entities are distributed by Wells Fargo Funds Distributor, LLC (a broker-dealer and Member FINRA).
This material is for general informational and educational purposes only and is NOT intended to provide investment advice or a recommendation of any kind - including a recommendation for any specific investment, strategy, or plan.
 INVESTMENT PRODUCTS: NOT FDIC INSURED  ■  NO BANK GUARANTEE  ■  MAY LOSE VALUE
© 2021 Wells Fargo & Company. All rights reserved.
PAR-0421-00280 05-21
A246/AR246 03-21

Annual Report
March 31, 2021
Wells Fargo Fundamental
Small Cap Growth Fund

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The views expressed and any forward-looking statements are as of March 31, 2021, unless otherwise noted, and are those of the Fund's portfolio managers and/or Wells Fargo Asset Management. Discussions of individual securities or the markets generally are not intended as individual recommendations. Future events or results may vary significantly from those expressed in any forward-looking statements. The views expressed are subject to change at any time in response to changing circumstances in the market. Wells Fargo Asset Management and the Fund disclaim any obligation to publicly update or revise any views expressed or forward-looking statements.
 INVESTMENT PRODUCTS: NOT FDIC INSURED  ■  NO BANK GUARANTEE  ■  MAY LOSE VALUE

Wells Fargo Fundamental Small Cap Growth Fund  |  1

Letter to shareholders (unaudited)
Andrew Owen
President
Wells Fargo Funds
Dear Shareholder:
We are pleased to offer you this annual report for the Wells Fargo Fundamental Small Cap Growth Fund for the 12-month period that ended March 31, 2021. Despite the initial challenges presented by the spread of COVID-19 cases and the business restrictions implemented throughout much of the world, global stocks showed robust returns, supported by global stimulus programs, a rapid vaccination rollout, and a recovering consumer and corporate sentiment. Bond markets also produced positive returns, as investors searched for yield and diversification during difficult market stretches.
For the 12-month period, equities had robust returns, as policymakers continued to fight the effects of COVID-19. Emerging market stocks led both non-U.S. developed market equities and U.S. stocks. While gains from fixed-income securities were positive, they were more modest than equities. For the period, U.S. stocks, based on the S&P 500 Index,1 returned 56.35%. International stocks, as measured by the MSCI ACWI ex USA Index (Net),2 returned 49.91%, while the MSCI EM Index (Net),3 had stronger performance, with a 58.39% gain. Among bond indexes, the Bloomberg Barclays U.S. Aggregate Bond Index,4 returned 0.71%, the Bloomberg Barclays Global Aggregate ex-USD Index (unhedged),5 gained 7.15%, and the Bloomberg Barclays Municipal Bond Index,6 returned 5.51% while the ICE BofA U.S. High Yield Index,7 gained 23.31%.
The COVID-19 lockdown began almost a year ago.
Markets rebounded strongly through the spring, fueled by unprecedented government and central bank stimulus measures in the U.S. and globally. The U.S. economy contracted by an annualized 5.0% pace in the first quarter, with 30 million new unemployment insurance claims in six weeks. In the eurozone, first-quarter real gross domestic product (GDP) shrank 3.8%. China’s first-quarter GDP fell by 6.8% year over year. Extreme oil-price volatility continued as global supply far exceeded demand.
In May, investors regained confidence on reports of early success in human trials of a COVID-19 vaccine. Growth stocks outperformed value, while returns on global government bonds were flat. However, in the U.S., the April unemployment rate rose to 14.7%, its highest level since World War II. Purchasing managers’ indexes (PMIs), a monthly survey of purchasing managers, reflected broadly weakening activity in May. U.S. corporate earnings contracted 14% year over year from the first quarter of 2019. However, high demand for information technology (IT), driven by remote activity, supported robust IT sector earnings, which helped drive IT stocks higher.

[1]	The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value-weighted index with each stock's weight in the index proportionate to its market value. You cannot invest directly in an index.
[2]	The Morgan Stanley Capital International (MSCI) All Country World Index (ACWI) ex USA Index (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure the equity market performance of developed and emerging markets, excluding the United States. Source: MSCI. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indices or any securities or financial products. This report is not approved, reviewed, or produced by MSCI. You cannot invest directly in an index.

[1]	The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value-weighted index with each stock's weight in the index proportionate to its market value. You cannot invest directly in an index.
[3]	The MSCI Emerging Markets (EM) Index (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure equity market performance of emerging markets. You cannot invest directly in an index.

[1]	The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value-weighted index with each stock's weight in the index proportionate to its market value. You cannot invest directly in an index.
[4]	The Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment-grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities, and commercial mortgage-backed securities. You cannot invest directly in an index.

[1]	The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value-weighted index with each stock's weight in the index proportionate to its market value. You cannot invest directly in an index.
[5]	The Bloomberg Barclays Global Aggregate ex-USD Index (unhedged) is an unmanaged index that provides a broad-based measure of the global investment-grade fixed-income markets excluding the U.S. dollar-denominated debt market. You cannot invest directly in an index.

[1]	The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value-weighted index with each stock's weight in the index proportionate to its market value. You cannot invest directly in an index.
[6]	The Bloomberg Barclays Municipal Bond Index is an unmanaged index composed of long-term tax-exempt bonds with a minimum credit rating of Baa. You cannot invest directly in an index.

[1]	The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value-weighted index with each stock's weight in the index proportionate to its market value. You cannot invest directly in an index.
[7]	The ICE BofA U.S. High Yield Index is a market-capitalization-weighted index of domestic and Yankee high-yield bonds. The index tracks the performance of high-yield securities traded in the U.S. bond market. You cannot invest directly in an index. Copyright 2021. ICE Data Indices, LLC. All rights reserved.

2  |  Wells Fargo Fundamental Small Cap Growth Fund

Letter to shareholders (unaudited)
By June, economies started to reopen and global central banks committed to do all they could to provide economic support through liquidity and low borrowing costs. U.S. economic activity was aided by one-time $1,200 stimulus checks and $600 weekly bonus unemployment benefits that lasted through July. However, unemployment remained historically high and COVID-19 cases began to increase by late June. China’s economic recovery began to pick up momentum.
July was broadly positive for equities and fixed income. However, economic data and a resurgence of COVID-19 cases underscored the urgent need to regain control of the pandemic. Second-quarter GDP shrank from the previous quarter by 9.5% and 12.1% in the U.S. and the eurozone, respectively. In contrast, China’s second-quarter GDP grew 3.2% year over year. The U.S. economy added 1.8 million jobs in July, but a double-digit jobless rate persisted.
The stock market continued to rally in August despite concerns over rising numbers of U.S. and European COVID-19 cases as well as the expiration of the $600 weekly bonus unemployment benefit in July. Relatively strong second-quarter earnings boosted investor sentiment along with the U.S. Federal Reserve’s announcement of a monetary policy shift expected to support longer-term low interest rates. U.S. manufacturing and services activity indexes beat expectations while the U.S. housing market maintained strength. In Europe, retail sales expanded and consumer confidence was steady. China’s economy continued to expand.
Stocks grew more volatile in September on mixed economic data. U.S. economic activity continued to grow. However, U.S. unemployment remained elevated at 7.9% in September. With the U.S. Congress delaying further fiscal relief and uncertainties surrounding a possible vaccine, doubts crept back into the financial markets. In the U.K., a lack of progress in Brexit talks weighed on markets. China’s economy picked up steam, fueled by increased global demand.
In October, capital markets stepped back from their six-month rally. Market volatility rose in advance of the U.S. election and amid a global increase in COVID-19 infections. Europe introduced tighter restrictions affecting economic activity. U.S. markets looked favorably at the prospect of Democratic control of the federal purse strings, which could lead to additional fiscal stimulus and a boost to economic activity. Meanwhile, China reported 4.9% third-quarter GDP growth.
Global stocks rallied in November, propelled by optimism over three promising COVID-19 vaccines. Reversing recent trends, value stocks outperformed growth stocks and cyclical stocks outpaced IT stocks. However, U.S. unemployment remained elevated, with a net job loss of 10 million since February in 2020. The eurozone services PMI contracted sharply while the region’s manufacturing activity grew. The U.S. election results added to the upbeat mood as investors anticipated more consistent policies in the new administration.
Financial markets ended the year with strength on high expectations for a rapid rollout of the COVID-19 vaccines, the successful passage of a $900 billion stimulus package, and rising expectations of additional economic support from a Democratic-led Congress. U.S. economic data were mixed with still-elevated unemployment and weak retail sales but growth in manufacturing output. In contrast, China’s economic expansion continued in both manufacturing and nonmanufacturing. U.S. COVID-19 infection rates continued to rise even as new state and local lockdown measures were implemented.
The year 2021 began with emerging market stocks leading all major asset classes in January, driven by China’s strong economic growth and a broad recovery in corporate earnings, which propelled China’s stock market higher. In the United States, positive news on vaccine trials and January's expansion in both the manufacturing and services sectors was offset by a weak December monthly jobs report. This was compounded by technical factors as some hedge funds were forced to sell stocks to protect themselves against a well-publicized short squeeze coordinated by a group of retail investors. Eurozone sentiment and economic growth were particularly weak, reflecting the impact of a new lockdown with stricter social distancing along with a slow vaccine rollout.
“Global stocks rallied in November, propelled by optimism over three promising COVID-19 vaccines.”

Wells Fargo Fundamental Small Cap Growth Fund  |  3

Letter to shareholders (unaudited)
February saw major domestic equity indexes driven higher on the hope of a new stimulus bill, improving COVID-19 vaccination numbers, and the gradual reopening of the economy. Most S&P 500 companies reported better-than-expected earnings, with positive surprises coming from the financials, IT, health care, and materials sectors. Japan saw its economy strengthen as a result of strong export numbers. Meanwhile, crude oil prices continued their climb, rising more than 25% for the year. Domestic government bonds experienced a sharp sell-off in late February as markets priced in a more robust economic recovery and higher future growth and inflation expectations.
The passage of the massive domestic stimulus bill highlighted March activity, leading to increased forecasts for U.S. growth in 2021. Domestic employment surged as COVID-19 vaccinations and an increasingly open economy spurred hiring. A majority of U.S. small companies reported they are operating at pre-pandemic capacity or higher. Value continued its outperformance of growth in the month, continuing the trend that started in late 2020. Meanwhile, most major developed global equity indexes are up month to date on the back of rising optimism regarding the outlook for global growth. While the U.S. and U.K. have been the most successful in terms of the vaccine rollout, even markets where the vaccine has lagged, such as in the eurozone and Japan, equity indexes in many of those countries are also in positive territory this year.
Don’t let short-term uncertainty derail long-term investment goals.
Periods of investment uncertainty can present challenges, but experience has taught us that maintaining long-term investment goals can be an effective way to plan for the future. To help you create a sound strategy based on your personal goals and risk tolerance, Wells Fargo Funds offers more than 100 mutual funds spanning a wide range of asset classes and investment styles. Although diversification cannot guarantee an investment profit or prevent losses, we believe it can be an effective way to manage investment risk and potentially smooth out overall portfolio performance. We encourage investors to know their investments and to understand that appropriate levels of risk-taking may unlock opportunities.
Thank you for choosing to invest with Wells Fargo Funds. We appreciate your confidence in us and remain committed to helping you meet your financial needs.
Sincerely,
Andrew Owen
President
Wells Fargo Funds
“The passage of the massive domestic stimulus bill highlighted March activity, leading to increased forecasts for U.S. growth in 2021.”

For further information about your Fund, contact your investment professional, visit our website at wfam.com, or call us directly at 1-800-222-8222.

4  |  Wells Fargo Fundamental Small Cap Growth Fund

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Performance highlights (unaudited)
Investment objective	The Fund seeks long-term capital appreciation.
Manager	Wells Fargo Funds Management, LLC
Subadviser	Wells Capital Management Incorporated
Portfolio managers	Michael T. Smith, CFA®‡, Christopher J. Warner, CFA®‡

Average annual total returns (%) as of March 31, 2021
		Including sales charge			Excluding sales charge			Expense ratios[1] (%)
	Inception date	1 year	5 year	10 year	1 year	5 year	10 year	Gross	Net [2]
Class A (EGWAX)	6-5-1995	87.87	22.16	13.51	99.31	23.63	14.18	1.53	1.24
Class C (EGWCX)	7-30-2010	97.22	22.75	13.34	98.22	22.75	13.34	2.28	1.99
Class R6 (EGWRX)[3]	5-29-2020	–	–	–	100.33	24.08	14.59	1.10	0.81
Administrator Class (EGWDX)	7-30-2010	–	–	–	101.97	24.10	14.48	1.45	1.16
Institutional Class (EGRYX)	11-19-1997	–	–	–	100.11	24.05	14.57	1.20	0.91
Russell 2000® Growth Index[4]	–	–	–	–	90.20	18.61	13.02	–	–
Figures quoted represent past performance, which is no guarantee of future results, and do not reflect taxes that a shareholder may pay on an investment in a fund. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted, which assumes the reinvestment of dividends and capital gains. Current month-end performance is available on the Fund’s website, wfam.com.
Please keep in mind that high double-digit returns were primarily achieved during favorable market conditions. You should not expect that such favorable returns can be consistently achieved. A fund’s performance, especially for short time periods, should not be the sole factor in making your investment decision.
Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses, or any taxes. It is not possible to invest directly in an index.
For Class A shares, the maximum front-end sales charge is 5.75%. For Class C shares, the maximum contingent deferred sales charge is 1.00%. Performance including a contingent deferred sales charge assumes the sales charge for the corresponding time period. Class R6, Administrator Class, and Institutional Class shares are sold without a front-end sales charge or contingent deferred sales charge.
[1]	Reflects the expense ratios as stated in the most recent prospectuses, which include the impact of 0.01% in acquired fund fees and expenses. The expense ratios shown are subject to change and may differ from the annualized expense ratios shown in the financial highlights of this report, which do not include acquired fund fees and expenses.
[2]	The manager has contractually committed through July 31, 2021, to waive fees and/or reimburse expenses to the extent necessary to cap total annual fund operating expenses after fee waivers at 1.23% for Class A, 1.98% for Class C, 0.80% for Class R6, 1.15% for Administrator Class, and 0.90% for Institutional Class. Brokerage commissions, stamp duty fees, interest, taxes, acquired fund fees and expenses (if any), and extraordinary expenses are excluded from the expense caps. Prior to or after the commitment expiration date, the caps may be increased or the commitment to maintain the caps may be terminated only with the approval of the Board of Trustees. Without these caps, the Fund’s returns would have been lower. The expense ratio paid by an investor is the net expense ratio (the total annual fund operating expenses after fee waivers) as stated in the prospectuses.
[3]	Historical performance shown for the Class R6 shares prior to their inception reflects the performance of the Institutional Class shares, and includes the higher expenses applicable to the Institutional Class shares. If these expenses had not been included, returns for the Class R6 shares would be higher.
[4]	The Russell 2000® Growth Index measures the performance of those Russell 2000 companies with higher price/book ratios and higher forecasted growth values. You cannot invest directly in an index.
Stock values fluctuate in response to the activities of individual companies and general market and economic conditions. Smaller-company stocks tend to be more volatile and less liquid than those of larger companies. Consult the Fund’s prospectus for additional information on these and other risks.

‡	CFA® and Chartered Financial Analyst® are trademarks owned by CFA Institute.

6  |  Wells Fargo Fundamental Small Cap Growth Fund

Performance highlights (unaudited)
Growth of $10,000 investment as of March 31, 20211
[1]	The chart compares the performance of Class A shares for the most recent ten years with the Russell 2000® Growth Index. The chart assumes a hypothetical investment of $10,000 in Class A shares and reflects all operating expenses and assumes the maximum initial sales charge of 5.75%.

Wells Fargo Fundamental Small Cap Growth Fund  |  7

Performance highlights (unaudited)
MANAGER'S DISCUSSION
Fund highlights
■	The Fund outperformed its benchmark, the Russell 2000® Growth Index, for the 12-month period that ended March 31, 2021.
■	Select holdings within the health care, information technology, and consumer discretionary sectors contributed to the Fund’s performance.
■	Security selection within the industrials sector, along with an underweight to the consumer discretionary sector, weighed on performance.
The period began with a pandemic-induced recession and ended with a rise in inflation expectations.
Over the past year, global economies shifted from a pandemic-induced recession to a sharp economic recovery. Central banks and governments rallied quickly to prevent a possible depression by proposing massive stimulus packages. Within the U.S., the Federal Reserve took extraordinary measures to provide liquidity. Over the course of the year, optimism grew as the efficacy of a COVID-19 vaccine emerged and sparked enthusiasm for prospects of the reopening of global economies. Spurred by high savings rates and pent-up consumer demand in the U.S., the period ended with a sharp rise in long-term interest rates and inflation expectations.
Ten largest holdings (%) as of March 31, 2021[1]
SiteOne Landscape Supply Incorporated	2.25
Casella Waste Systems Incorporated Class A	2.14
QTS Realty Trust Incorporated Class A	2.13
Five9 Incorporated	2.13
Inari Medical Incorporated	2.02
Shockwave Medical Incorporated	1.99
Saia Incorporated	1.97
Natera Incorporated	1.81
Inspire Medical Systems Incorporated	1.76
Tetra Tech Incorporated	1.71
[1]	Figures represent the percentage of the Fund's net assets. Holdings are subject to change and may have changed since the date specified.
Despite the heightened volatility, we have not significantly repositioned the Fund. Our investment process has long focused on companies harnessing technology to create superior growth. The Fund remains positioned toward companies that we believe are situated on the right side of change.
Select holdings in the health care and consumer discretionary sectors contributed to performance.
Twist Bioscience Corporation, a contributor to performance, creates synthetic DNA, which is leveraged in a wide range of capacities, including genetic testing, diagnoses, and vaccinations. Twist’s process enables next-generation sequencing to select the best DNA sample for each test sequence, thereby increasing effectiveness and reducing cost. Additionally, Twist’s silicon-based DNA and RNA have supported the rapid development of COVID-19 detection, antibody development, and vaccines. As genomic information is increasingly utilized, our research indicates that Twist’s innovative solutions will continue to capture market share. Within consumer discretionary, Etsy, Incorporated, is the leading online marketplace for unique and handmade goods. The company was able to marshal the resources of its sellers to ramp up the production of handmade masks, drawing in a massive influx of new customers and propelling stronger-than-expected sales. Some investors grew concerned about the sustainability of this increase in traffic to Etsy’s online merchants. However, the company has built a valuable platform where new customers are returning more frequently and placing larger transactions than the typical pre-pandemic consumer. E-commerce remains in the early stages of penetration of total retail sales. The distinctive and customizable products on Etsy’s marketplace, along with its investments in brand advertising, cemented the company’s position as a key beneficiary of rapid e-commerce adoption.

8  |  Wells Fargo Fundamental Small Cap Growth Fund

Performance highlights (unaudited)
Sector allocation as of March 31, 2021[1]
[1]	Figures represent the percentage of the Fund's long-term investments. These amounts are subject to change and may have changed since the date specified.
Stock selection in the industrials sector weighed on the Fund’s performance.
Mercury Systems, Incorporated, provides mission-critical avionics and radio frequency equipment for the aerospace, defense, commercial aviation, and intelligence markets. Government spending to maintain military competitiveness along with outsourcing by the U.S. Department of Defense have driven commercial success for Mercury. Recently, shares of Mercury came under pressure over concerns of reduced defense spending by the new administration in Washington. Also within industrials, Clarivate Analytics PLC*1 hindered returns. Clarivate provides data and analytics essential to regulatory and intellectual property requirements in the life sciences industry. Over the past few quarters, the company established an end-to-end intellectual property lifecycle program through several key acquisitions. However, the pandemic caused many of Clarivate’s smaller customers to delay the purchase of market data, reducing transactional revenues and slowing sales growth.
While volatility remains high, companies on the right side of change provide resiliency.
The year ended with enthusiasm for putting COVID-19 behind us, new rounds of economic stimulus, and improving macro conditions. In the short term, this sparked a rotation toward interest-rate-sensitive and cyclical assets. However, it does not alter our long-term view. We believe economic growth will remain slow as the structural forces of debt, demographics, and disruption are here to stay. We continue to emphasize companies on the right side of change. These are dynamic businesses positioned to take advantage of the massive shift around digital transformation. A massive amount of spending is moving online from offline. Growth themes, such as telemedicine, cloud software, digital payments, and e-commerce, will likely continue for the foreseeable future. We are long-term investors, and time is on our side when investing with these companies. As economic growth remains scarce, we expect stocks with superior fundamentals to be rewarded with premium valuations. While we anticipate volatility to persist in 2021, we remain confident that right-side-of-change companies will deliver superior results.

[1]	* This security was no longer held at the end of the reporting period.

Wells Fargo Fundamental Small Cap Growth Fund  |  9

Fund expenses (unaudited)
As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges (if any) on redemptions and (2) ongoing costs, including management fees, distribution (12b-1) and/or shareholder servicing fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The example is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period from October 1, 2020 to March 31, 2021.
Actual expenses
The “Actual” line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Actual” line under the heading entitled “Expenses paid during period” for your applicable class of shares to estimate the expenses you paid on your account during this period.
Hypothetical example for comparison purposes
The “Hypothetical” line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and contingent deferred sales charges. Therefore, the “Hypothetical” line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
	Beginning account value 10-1-2020	Ending account value 3-31-2021	Expenses paid during the period[1]	Annualized net expense ratio
Class A
Actual	$1,000.00	$1,236.54	$ 6.86	1.23%
Hypothetical (5% return before expenses)	$1,000.00	$1,018.80	$ 6.19	1.23%
Class C
Actual	$1,000.00	$1,232.64	$11.02	1.98%
Hypothetical (5% return before expenses)	$1,000.00	$1,015.06	$ 9.95	1.98%
Class R6
Actual	$1,000.00	$1,239.59	$ 4.47	0.80%
Hypothetical (5% return before expenses)	$1,000.00	$1,020.94	$ 4.03	0.80%
Administrator Class
Actual	$1,000.00	$1,237.49	$ 6.42	1.15%
Hypothetical (5% return before expenses)	$1,000.00	$1,019.20	$ 5.79	1.15%
Institutional Class
Actual	$1,000.00	$1,238.76	$ 5.02	0.90%
Hypothetical (5% return before expenses)	$1,000.00	$1,020.44	$ 4.53	0.90%
1 Expenses paid is equal to the annualized net expense ratio of each class multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect the one-half-year period).

10  |  Wells Fargo Fundamental Small Cap Growth Fund

Portfolio of investments—March 31, 2021

	Shares	Value
Common stocks: 99.34%
Communication services: 1.39%
Interactive media & services: 0.26%
Bumble Incorporated Class A †	6,337	$ 395,302
Media: 1.13%
Cardlytics Incorporated †	15,952	1,749,934
Consumer discretionary: 9.90%
Auto components: 0.80%
Stoneridge Incorporated †	39,025	1,241,385
Diversified consumer services: 1.48%
Chegg Incorporated †	26,716	2,288,493
Hotels, restaurants & leisure: 1.31%
Playa Hotels & Resorts NV †	278,275	2,031,408
Internet & direct marketing retail: 3.76%
Etsy Incorporated †	11,757	2,371,034
Magnite Incorporated †	36,164	1,504,784
Redbubble Limited †	507,297	1,930,440
		5,806,258
Leisure products: 2.55%
Callaway Golf Company	73,222	1,958,689
Games Workshop Group plc	14,488	1,990,324
		3,949,013
Financials: 2.50%
Capital markets: 0.78%
Open Lending Corporation Class A †	34,162	1,210,018
Consumer finance: 0.46%
LendingTree Incorporated †«	3,367	717,171
Insurance: 1.26%
Goosehead Insurance Incorporated Class A	18,160	1,946,389
Health care: 32.69%
Biotechnology: 12.36%
Black Diamond Therapeutics Incorporated †	14,903	361,547
CareDx Incorporated †	30,705	2,090,705
Chemocentryx Incorporated †	18,988	972,945
Chimerix Incorporated †	94,997	915,771
CRISPR Therapeutics AG †	7,010	854,169
Deciphera Pharmaceuticals Incorporated †	21,141	947,962
IGM Biosciences Incorporated †«	6,568	503,700
MaxCyte Incorporated †	103,890	1,260,359
Mirati Therapeutics Incorporated †	5,548	950,372
Natera Incorporated †	27,544	2,796,818
Nurix Therapeutics Incorporated †	11,978	372,396
ORIC Pharmaceuticals Incorporated †	27,599	676,176
Turning Point Therapeutics Incorporated †	12,143	1,148,606
Twist Bioscience Corporation †	14,848	1,839,073
The accompanying notes are an integral part of these financial statements.

Wells Fargo Fundamental Small Cap Growth Fund  |  11

Portfolio of investments—March 31, 2021

	Shares	Value
Biotechnology (continued)
Veracyte Incorporated †	28,082	$ 1,509,408
Zai Lab Limited ADR †	11,205	1,495,083
Zymeworks Incorporated †	13,247	418,340
		19,113,430
Health care equipment & supplies: 9.00%
Axonics Modulation Technologies Incorporated †	26,771	1,603,315
Cryoport Incorporated †	27,985	1,455,500
Heska Corporation †	11,214	1,889,110
Inari Medical Incorporated †	29,200	3,124,400
iRhythm Technologies Incorporated †	11,809	1,639,798
Pulmonx Corporation †	24,618	1,126,027
Shockwave Medical Incorporated †	23,625	3,077,393
		13,915,543
Health care providers & services: 5.34%
Amedisys Incorporated †	7,779	2,059,801
HealthEquity Incorporated †	35,311	2,401,148
Option Care Health Incorporated †	143,020	2,537,175
Progyny Incorporated †	28,482	1,267,734
		8,265,858
Health care technology: 4.89%
Inspire Medical Systems Incorporated †	13,192	2,730,612
Phreesia Incorporated †	33,119	1,725,500
Schrodinger Incorporated †	22,079	1,684,407
Simulations Plus Incorporated	22,465	1,420,687
		7,561,206
Life sciences tools & services: 0.49%
Berkeley Lights Incorporated †	15,014	754,153
Pharmaceuticals: 0.61%
Arvinas Incorporated †	14,406	952,237
Industrials: 15.98%
Aerospace & defense: 0.79%
Mercury Systems Incorporated †	17,222	1,216,734
Air freight & logistics: 0.97%
Cargojet Incorporated	11,587	1,495,882
Building products: 2.97%
Advanced Drainage Systems Incorporated	25,391	2,625,175
Trex Company Incorporated †	21,527	1,970,582
		4,595,757
Commercial services & supplies: 3.85%
Casella Waste Systems Incorporated Class A †	51,997	3,305,449
Tetra Tech Incorporated	19,540	2,651,969
		5,957,418
Construction & engineering: 1.27%
Construction Partners Incorporated Class A †	65,797	1,966,014
The accompanying notes are an integral part of these financial statements.

12  |  Wells Fargo Fundamental Small Cap Growth Fund

Portfolio of investments—March 31, 2021

	Shares	Value
Electrical equipment: 1.35%
Allied Motion Technologies	40,571	$ 2,082,509
Machinery: 0.56%
Desktop Metal Incorporated †«	58,786	875,911
Road & rail: 1.97%
Saia Incorporated †	13,192	3,041,811
Trading companies & distributors: 2.25%
SiteOne Landscape Supply Incorporated †	20,368	3,477,632
Information technology: 30.91%
Electronic equipment, instruments & components: 3.66%
Littelfuse Incorporated	7,231	1,912,166
Nlight Incorporated †	41,044	1,329,826
Novanta Incorporated †	18,381	2,424,270
		5,666,262
IT services: 10.90%
EPAM Systems Incorporated †	5,630	2,233,365
Euronet Worldwide Incorporated †	12,806	1,771,070
Globant SA †	10,874	2,257,551
Keywords Studios plc †	64,356	2,283,682
MongoDB Incorporated †	5,961	1,594,150
Paysafe Limited †«	138,731	1,872,869
Shift4 Payments Incorporated Class A †	30,414	2,494,252
WNS Holdings Limited ADR †	32,512	2,355,169
		16,862,108
Semiconductors & semiconductor equipment: 3.88%
Lattice Semiconductor Corporation †	51,873	2,335,322
MKS Instruments Incorporated	12,474	2,312,929
Universal Display Corporation	5,685	1,346,037
		5,994,288
Software: 12.47%
Avalara Incorporated †	14,386	1,919,524
Bill.com Holdings Incorporated †	13,026	1,895,283
Elastic NV †	18,160	2,019,392
Five9 Incorporated †	21,030	3,287,620
Jamf Holding Corporation †	41,494	1,465,568
LivePerson Incorporated †	44,082	2,324,885
Model N Incorporated †	56,965	2,006,877
Sprout Social Incorporated Class A †	30,127	1,740,136
Workiva Incorporated †	29,697	2,621,057
		19,280,342
Materials: 1.26%
Containers & packaging: 1.26%
Ranpak Holdings Corporation †	96,818	1,942,169
Real estate: 4.71%
Equity REITs: 4.71%
Innovative Industrial Properties Incorporated «	9,770	1,760,163
The accompanying notes are an integral part of these financial statements.

Wells Fargo Fundamental Small Cap Growth Fund  |  13

Portfolio of investments—March 31, 2021

	Shares	Value
Equity REITs (continued)
QTS Realty Trust Incorporated Class A	53,156	$ 3,297,798
Rexford Industrial Realty Incorporated	44,159	2,225,614
		7,283,575
Total Common stocks (Cost $95,545,057)		153,636,210

		Yield
Short-term investments: 3.68%
Investment companies: 3.68%
Securities Lending Cash Investments LLC ♠∩∞		0.04%	5,017,845	5,017,845
Wells Fargo Government Money Market Fund Select Class ♠∞		0.03	672,531	672,531
Total Short-term investments (Cost $5,690,376)				5,690,376
Total investments in securities (Cost $101,235,433)	103.02%			159,326,586
Other assets and liabilities, net	(3.02)			(4,664,601)
Total net assets	100.00%			$154,661,985

†	Non-income-earning security
«	All or a portion of this security is on loan.
♠	The issuer of the security is an affiliated person of the Fund as defined in the Investment Company Act of 1940.
∩	The investment is a non-registered investment company purchased with cash collateral received from securities on loan.
∞	The rate represents the 7-day annualized yield at period end.

Abbreviations:
ADR	American depositary receipt
REIT	Real estate investment trust
Investments in affiliates
An affiliated investment is an investment in which the Fund owns at least 5% of the outstanding voting shares of the issuer or as a result of other relationships, such as the Fund and the issuer having the same investment manager. Transactions with issuers that were either affiliated persons of the Fund at the beginning of the period or the end of the period were as follows:
	Value, beginning of period	Purchases	Sales proceeds	Net realized gains (losses)	Net change in unrealized gains (losses)	Value, end of period	% of net assets	Shares, end of period	Income from affiliated securities
Short-term investments
Investment companies
Securities Lending Cash Investments LLC	$3,270,006	$47,031,678	$(45,284,143)	$304	$0	$ 5,017,845		5,017,845	$ 2,398#
Wells Fargo Government Money Market Fund Select Class	2,099,810	38,750,570	(40,177,849)	0	0	672,531		672,531	980
				$304	$0	$5,690,376	3.68%		$3,378

#	Amount shown represents income before fees and rebates.
The accompanying notes are an integral part of these financial statements.

14  |  Wells Fargo Fundamental Small Cap Growth Fund

Statement of assets and liabilities—March 31, 2021

Assets
Investments in unaffiliated securities (including $4,808,356 of securities loaned), at value (cost $95,545,057)	$ 153,636,210
Investments in affiliated securites, at value (cost $5,690,376)	5,690,376
Foreign currency, at value (cost $338)	337
Receivable for Fund shares sold	410,251
Receivable for dividends	62,594
Receivable for securities lending income, net	2,474
Prepaid expenses and other assets	40,770
Total assets	159,843,012
Liabilities
Payable upon receipt of securities loaned	5,017,845
Management fee payable	85,347
Administration fees payable	26,899
Payable for Fund shares redeemed	2,730
Trustees’ fees and expenses payable	1,638
Distribution fee payable	980
Accrued expenses and other liabilities	45,588
Total liabilities	5,181,027
Total net assets	$154,661,985
Net assets consist of
Paid-in capital	$ 82,400,473
Total distributable earnings	72,261,512
Total net assets	$154,661,985
Computation of net asset value and offering price per share
Net assets – Class A	$ 132,937,018
Shares outstanding – Class A1	6,214,772
Net asset value per share – Class A	$21.39
Maximum offering price per share – Class A2	$22.69
Net assets – Class C	$ 1,569,369
Shares outstanding – Class C1	86,812
Net asset value per share – Class C	$18.08
Net assets – Class R6	$ 453,529
Shares outstanding – Class R6[1]	17,251
Net asset value per share – Class R6	$26.29
Net assets – Administrator Class	$ 390,809
Shares outstanding – Administrator Class[1]	15,303
Net asset value per share – Administrator Class	$25.54
Net assets – Institutional Class	$ 19,311,260
Shares outstanding – Institutional Class[1]	735,344
Net asset value per share – Institutional Class	$26.26
[1]	The Fund has an unlimited number of authorized shares
[2]	Maximum offering price is computed as 100/94.25 of net asset value. On investments of $50,000 or more, the offering price is reduced.
The accompanying notes are an integral part of these financial statements.

Wells Fargo Fundamental Small Cap Growth Fund  |  15

Statement of operations—year ended March 31, 2021

Investment income
Dividends (net of foreign withholdings taxes of $1,146)	$ 278,822
Securities lending income from affiliates, net	24,827
Income from affiliated securities	980
Total investment income	304,629
Expenses
Management fee	1,069,344
Administration fees
Class A	229,062
Class C	1,855
Class R6	12 [1]
Administrator Class	253
Institutional Class	20,292
Shareholder servicing fees
Class A	272,460
Class C	2,198
Administrator Class	487
Distribution fee
Class C	6,496
Custody and accounting fees	19,310
Professional fees	47,816
Registration fees	66,454
Shareholder report expenses	34,118
Trustees’ fees and expenses	19,425
Other fees and expenses	13,798
Total expenses	1,803,380
Less: Fee waivers and/or expense reimbursements
Fund-level	(278,229)
Class A	(21,010)
Administrator Class	(31)
Institutional Class	(2,675)
Net expenses	1,501,435
Net investment loss	(1,196,806)
Payment from affiliate	2,422
Realized and unrealized gains (losses) on investments
Net realized gains on
Unaffiliated securities	18,309,982
Affiliated securities	304
Net realized gains on investments	18,310,286
Net change in unrealized gains (losses) on investments	55,783,989
Net realized and unrealized gains (losses) on investments	74,094,275
Net increase in net assets resulting from operations	$72,899,891
[1]	For the period from May 29, 2020 (commencement of class operations) to March 31, 2021
The accompanying notes are an integral part of these financial statements.

16  |  Wells Fargo Fundamental Small Cap Growth Fund

Statement of changes in net assets

	Year ended March 31, 2021		Year ended March 31, 2020
Operations
Net investment loss		$ (1,196,806)		$ (677,336)
Payment from affiliate		2,422		0
Net realized gains on investments		18,310,286		4,662,301
Net change in unrealized gains (losses) on investments		55,783,989		(13,268,383)
Net increase (decrease) in net assets resulting from operations		72,899,891		(9,283,418)
Distributions to shareholders from
Net investment income and net realized gains
Class A		(2,946,281)		(5,407,235)
Class C		(25,513)		(40,489)
Class R6		(982) [1]		N/A
Administrator Class		(4,445)		(5,538)
Institutional Class		(385,274)		(511,148)
Total distributions to shareholders		(3,362,495)		(5,964,410)
Capital share transactions	Shares		Shares
Proceeds from shares sold
Class A	851,445	18,597,612	172,227	2,351,366
Class C	52,448	945,378	29,980	352,632
Class R6	18,616 [1]	480,290 [1]	N/A	N/A
Administrator Class	12,658	329,154	3,192	48,485
Institutional Class	316,411	7,406,047	182,070	3,063,503
		27,758,481		5,815,986
Reinvestment of distributions
Class A	139,563	2,880,580	395,603	5,293,176
Class C	1,415	24,733	3,263	37,357
Class R6	10 [1]	262 [1]	N/A	N/A
Administrator Class	138	3,389	236	3,704
Institutional Class	13,426	339,942	26,458	430,729
		3,248,906		5,764,966
Payment for shares redeemed
Class A	(821,662)	(15,585,066)	(998,017)	(13,561,347)
Class C	(9,108)	(150,170)	(21,365)	(235,126)
Class R6	(1,375) [1]	(36,477) [1]	N/A	N/A
Administrator Class	(4,715)	(109,842)	(2,944)	(46,329)
Institutional Class	(190,256)	(4,941,582)	(220,852)	(3,703,000)
		(20,823,137)		(17,545,802)
Net increase (decrease) in net assets resulting from capital share transactions		10,184,250		(5,964,850)
Total increase (decrease) in net assets		79,721,646		(21,212,678)
Net assets
Beginning of period		74,940,339		96,153,017
End of period		$154,661,985		$ 74,940,339
[1]	For the period from May 29, 2020 (commencement of class operations) to March 31, 2021
The accompanying notes are an integral part of these financial statements.

Wells Fargo Fundamental Small Cap Growth Fund  |  17

Financial highlights
(For a share outstanding throughout each period)
	Year ended March 31
Class A	2021	2020	2019	2018	2017
Net asset value, beginning of period	$11.00	$13.28	$15.32	$14.08	$12.05
Net investment loss	(0.18) [1]	(0.10) [1]	(0.11) [1]	(0.12) [1]	(0.10) [1]
Net realized and unrealized gains (losses) on investments	11.09	(1.27)	2.17	2.35	2.51
Total from investment operations	10.91	(1.37)	2.06	2.23	2.41
Distributions to shareholders from
Net realized gains	(0.52)	(0.91)	(4.10)	(0.99)	(0.38)
Net asset value, end of period	$21.39	$11.00	$13.28	$15.32	$14.08
Total return[2]	99.31%	(11.52)%	17.46%	16.08%	20.10%
Ratios to average net assets (annualized)
Gross expenses	1.47%	1.52%	1.51%	1.52%	1.51%
Net expenses	1.23%	1.23%	1.23%	1.33%	1.33%
Net investment loss	(0.99)%	(0.74)%	(0.74)%	(0.79)%	(0.77)%
Supplemental data
Portfolio turnover rate	55%	63%	155%	44%	113%
Net assets, end of period (000s omitted)	$132,937	$66,472	$86,006	$84,738	$82,734

[1]	Calculated based upon average shares outstanding
[2]	Total return calculations do not include any sales charges.
The accompanying notes are an integral part of these financial statements.

18  |  Wells Fargo Fundamental Small Cap Growth Fund

Financial highlights
(For a share outstanding throughout each period)
	Year ended March 31
Class C	2021	2020	2019	2018	2017
Net asset value, beginning of period	$9.39	$11.55	$13.94	$12.99	$11.22
Net investment loss	(0.28) [1]	(0.18) [1]	(0.20) [1]	(0.21) [1]	(0.18) [1]
Payment from affiliate	0.01	0.00	0.00	0.00	0.00
Net realized and unrealized gains (losses) on investments	9.48	(1.07)	1.91	2.15	2.33
Total from investment operations	9.21	(1.25)	1.71	1.94	2.15
Distributions to shareholders from
Net realized gains	(0.52)	(0.91)	(4.10)	(0.99)	(0.38)
Net asset value, end of period	$18.08	$9.39	$11.55	$13.94	$12.99
Total return[2]	98.22% [3]	(12.30)%	16.69%	15.17%	19.26%
Ratios to average net assets (annualized)
Gross expenses	2.20%	2.26%	2.26%	2.27%	2.26%
Net expenses	1.98%	1.98%	1.98%	2.08%	2.08%
Net investment loss	(1.74)%	(1.49)%	(1.48)%	(1.54)%	(1.52)%
Supplemental data
Portfolio turnover rate	55%	63%	155%	44%	113%
Net assets, end of period (000s omitted)	$1,569	$395	$349	$274	$225

[1]	Calculated based upon average shares outstanding
[2]	Total return calculations do not include any sales charges.
[3]	During the year ended March 31, 2021, the Fund received a payment from an affiliate which had an impact of 0.09% on the total return. See Note 4 in the Notes to Financial Statement for additional information.
The accompanying notes are an integral part of these financial statements.

Wells Fargo Fundamental Small Cap Growth Fund  |  19

Financial highlights
(For a share outstanding throughout each period)
Year ended March 31
Class R6	2021 [1]
Net asset value, beginning of period	$17.87
Net investment loss	(0.11) [2]
Net realized and unrealized gains on investments	9.05
Total from investment operations	8.94
Distributions to shareholders from
Net realized gains	(0.52)
Net asset value, end of period	$26.29
Total return[3]	50.11%
Ratios to average net assets (annualized)
Gross expenses	1.03%
Net expenses	0.80%
Net investment loss	(0.54)%
Supplemental data
Portfolio turnover rate	55%
Net assets, end of period (000s omitted)	$454

[1]	For the period from May 29, 2020 (commencement of class operations) to March 31, 2021
[2]	Calculated based upon average shares outstanding
[3]	Returns for periods of less than one year are not annualized.
The accompanying notes are an integral part of these financial statements.

20  |  Wells Fargo Fundamental Small Cap Growth Fund

Financial highlights
(For a share outstanding throughout each period)
	Year ended March 31
Administrator Class	2021	2020	2019	2018	2017
Net asset value, beginning of period	$12.91	$15.43	$17.14	$15.63	$13.29
Net investment loss	(0.20) [1]	(0.11) [1]	(0.11) [1]	(0.11) [1]	(0.09) [1]
Payment from affiliate	0.11	0.00	0.00	0.00	0.00
Net realized and unrealized gains (losses) on investments	13.24	(1.50)	2.50	2.61	2.81
Total from investment operations	13.15	(1.61)	2.39	2.50	2.72
Distributions to shareholders from
Net realized gains	(0.52)	(0.91)	(4.10)	(0.99)	(0.38)
Net asset value, end of period	$25.54	$12.91	$15.43	$17.14	$15.63
Total return	101.97% [2]	(11.52)%	17.59%	16.21%	20.56%
Ratios to average net assets (annualized)
Gross expenses	1.39%	1.44%	1.43%	1.44%	1.43%
Net expenses	1.15%	1.15%	1.15%	1.20%	1.20%
Net investment loss	(0.90)%	(0.66)%	(0.62)%	(0.66)%	(0.64)%
Supplemental data
Portfolio turnover rate	55%	63%	155%	44%	113%
Net assets, end of period (000s omitted)	$391	$93	$104	$133	$174

[1]	Calculated based upon average shares outstanding
[2]	During the year ended March 31, 2021, the Fund received a payment from an affiliate which had an impact of 0.89% on the total return. See Note 4 in the Notes to Financial Statement for additional information.
The accompanying notes are an integral part of these financial statements.

Wells Fargo Fundamental Small Cap Growth Fund  |  21

Financial highlights
(For a share outstanding throughout each period)
	Year ended March 31
Institutional Class	2021	2020	2019	2018	2017
Net asset value, beginning of period	$13.39	$15.94	$17.53	$15.94	$13.54
Net investment loss	(0.15) [1]	(0.07) [1]	(0.07) [1]	(0.08) [1]	(0.06) [1]
Net realized and unrealized gains (losses) on investments	13.54	(1.57)	2.58	2.66	2.84
Total from investment operations	13.39	(1.64)	2.51	2.58	2.78
Distributions to shareholders from
Net realized gains	(0.52)	(0.91)	(4.10)	(0.99)	(0.38)
Net asset value, end of period	$26.26	$13.39	$15.94	$17.53	$15.94
Total return	100.11%	(11.29)%	17.85%	16.40%	20.62%
Ratios to average net assets (annualized)
Gross expenses	1.14%	1.19%	1.18%	1.19%	1.18%
Net expenses	0.90%	0.90%	0.90%	0.98%	0.98%
Net investment loss	(0.66)%	(0.41)%	(0.41)%	(0.44)%	(0.43)%
Supplemental data
Portfolio turnover rate	55%	63%	155%	44%	113%
Net assets, end of period (000s omitted)	$19,311	$7,980	$9,695	$8,878	$8,001

[1]	Calculated based upon average shares outstanding
The accompanying notes are an integral part of these financial statements.

22  |  Wells Fargo Fundamental Small Cap Growth Fund

Notes to financial statements
1. ORGANIZATION
Wells Fargo Funds Trust (the "Trust"), a Delaware statutory trust organized on March 10, 1999, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"). As an investment company, the Trust follows the accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946, Financial Services – Investment Companies. These financial statements report on the Wells Fargo Fundamental Small Cap Growth Fund (the "Fund") which is a diversified series of the Trust.
On February 23, 2021, Wells Fargo & Company announced that it has entered into a definitive agreement to sell Wells Fargo Asset Management ("WFAM") to GTCR LLC and Reverence Capital Partners, L.P. WFAM is the trade name used by the asset management businesses of Wells Fargo & Company and includes Wells Fargo Funds Management, LLC, the investment manager to the Fund, Wells Capital Management Incorporated and Wells Fargo Asset Management (International) Limited, both registered investment advisers providing sub-advisory services to certain funds, and Wells Fargo Funds Distributor, LLC, the Fund's principal underwriter. As part of the transaction, Wells Fargo & Company will own a 9.9% equity interest and will continue to serve as an important client and distribution partner. The transaction is expected to close in the second half of 2021, subject to customary closing conditions.
Consummation of the transaction will result in the automatic termination of the Fund's investment management agreement and sub-advisory agreement. The Fund's Board of Trustees will be asked to approve new investment management arrangements with the new company. If approved by the Board, the new investment management arrangements with the new company will be presented to the shareholders of the Fund for approval, and, if approved by shareholders, would take effect upon the closing of the transaction. The transaction is expected to close in the second half of 2021, subject to customary closing conditions.
2. SIGNIFICANT ACCOUNTING POLICIES
The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Fund, are in conformity with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
Securities valuation
All investments are valued each business day as of the close of regular trading on the New York Stock Exchange (generally 4 p.m. Eastern Time), although the Fund may deviate from this calculation time under unusual or unexpected circumstances.
Equity securities that are listed on a foreign or domestic exchange or market are valued at the official closing price or, if none, the last sales price. If no sale occurs on the principal exchange or market that day, a fair value price will be determined in accordance with the Fund’s Valuation Procedures.
The values of securities denominated in foreign currencies are translated into U.S. dollars at rates provided by an independent foreign currency pricing source at a time each business day specified by the Wells Fargo Asset Management Pricing Committee at Wells Fargo Funds Management, LLC ("Funds Management").
Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore may not fully reflect trading or events that occur after the close of the principal exchange in which the foreign securities are traded, but before the close of the New York Stock Exchange. If such trading or events are expected to materially affect the value of such securities, then fair value pricing procedures approved by the Board of Trustees of the Fund are applied. These procedures take into account multiple factors including movements in U.S. securities markets after foreign exchanges close. Foreign securities that are fair valued under these procedures are categorized as Level 2 and the application of these procedures may result in transfers between Level 1 and Level 2. Depending on market activity, such fair valuations may be frequent. Such fair value pricing may result in net asset values that are higher or lower than net asset values based on the last reported sales price or latest quoted bid price. On March 31, 2021, such fair value pricing was not used in pricing foreign securities.
Investments in registered open-end investment companies are valued at net asset value. Interests in non-registered investment companies that are redeemable at net asset value are fair valued normally at net asset value.
Investments which are not valued using any of the methods discussed above are valued at their fair value, as determined in good faith by the Board of Trustees. The Board of Trustees has established a Valuation Committee comprised of the Trustees and has delegated to it the authority to take any actions regarding the valuation of portfolio securities that the Valuation

Wells Fargo Fundamental Small Cap Growth Fund  |  23

Notes to financial statements
Committee deems necessary or appropriate, including determining the fair value of portfolio securities, unless the determination has been delegated to the Wells Fargo Asset Management Pricing Committee. The Board of Trustees retains the authority to make or ratify any valuation decisions or approve any changes to the Valuation Procedures as it deems appropriate. On a quarterly basis, the Board of Trustees receives reports on any valuation actions taken by the Valuation Committee or the Wells Fargo Asset Management Pricing Committee which may include items for ratification.
Foreign currency translation
The accounting records of the Fund are maintained in U.S. dollars. The values of other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at rates provided by an independent foreign currency pricing source at a time each business day specified by the Wells Fargo Asset Management Pricing Committee. Purchases and sales of securities, and income and expenses are converted at the rate of exchange on the respective dates of such transactions. Net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded and the U.S. dollar equivalent of the amounts actually paid or received. Net unrealized foreign exchange gains and losses arise from changes in the fair value of assets and liabilities other than investments in securities resulting from changes in exchange rates. The changes in net assets arising from changes in exchange rates of securities and the changes in net assets resulting from changes in market prices of securities are not separately presented. Such changes are included in net realized and unrealized gains or losses from investments.
Securities lending
The Fund may lend its securities from time to time in order to earn additional income in the form of fees or interest on securities received as collateral or the investment of any cash received as collateral. When securities are on loan, the Fund receives interest or dividends on those securities. Cash collateral received in connection with its securities lending transactions is invested in Securities Lending Cash Investments, LLC (the "Securities Lending Fund"). Investments in Securities Lending Fund are valued at the evaluated bid price provided by an independent pricing service. Income earned from investment in the Securities Lending Fund, if any, is included in securities lending income from affiliates (net of fees and rebates) on the Statement of Operations.
In a securities lending transaction, the net asset value of the Fund is affected by an increase or decrease in the value of the securities loaned and by an increase or decrease in the value of the instrument in which collateral is invested. The amount of securities lending activity undertaken by the Fund fluctuates from time to time. The Fund has the right under the lending agreement to recover the securities from the borrower on demand. In the event of default or bankruptcy by the borrower, the Fund may be prevented from recovering the loaned securities or gaining access to the collateral or may experience delays or costs in doing so. In such an event, the terms of the agreement allow the unaffiliated securities lending agent to use the collateral to purchase replacement securities on behalf of the Fund or pay the Fund the market value of the loaned securities. The Fund bears the risk of loss with respect to depreciation of its investment of the cash collateral.
Security transactions and income recognition
Securities transactions are recorded on a trade date basis. Realized gains or losses are recorded on the basis of identified cost.
Dividend income is recognized on the ex-dividend date, except for certain dividends from foreign securities, which are recorded as soon as the custodian verifies the ex-dividend date. Dividend income from foreign securities is recorded net of foreign taxes withheld where recovery of such taxes is not assured.
Distributions to shareholders
Distributions to shareholders from net investment income and any net realized gains are recorded on the ex-dividend date and paid at least annually. Such distributions are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles. Dividend sources are estimated at the time of declaration. The tax character of distributions is determined as of the Fund's fiscal year end. Therefore, a portion of the Fund's distributions made prior to the Fund’s fiscal year end may be categorized as a tax return of capital at year end.
Federal and other taxes
The Fund intends to continue to qualify as a regulated investment company by distributing substantially all of its investment company taxable income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required.
The Fund’s income and federal excise tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal and Delaware revenue authorities. Management has analyzed the Fund's tax

24  |  Wells Fargo Fundamental Small Cap Growth Fund

Notes to financial statements
positions taken on federal, state, and foreign tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.
As of March 31, 2021, the aggregate cost of all investments for federal income tax purposes was $101,530,585 and the unrealized gains (losses) consisted of:
Gross unrealized gains	$61,507,499
Gross unrealized losses	(3,711,498)
Net unrealized gains	$57,796,001
Reclassifications are made to the Fund’s capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under federal income tax regulations. U.S. generally accepted accounting principles require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. The primary permanent difference causing such reclassification is due to dividends from certain securities. At March 31, 2021, as a result of permanent book-to-tax differences, the following reclassification adjustments were made on the Statement of Assets and Liabilities:
Paid-in capital	Total distributable earnings
$(53,031)	$53,031
Class allocations
The separate classes of shares offered by the Fund differ principally in applicable sales charges, distribution, shareholder servicing, and administration fees. Class specific expenses are charged directly to that share class. Investment income, common fund-level expenses, and realized and unrealized gains (losses) on investments are allocated daily to each class of shares based on the relative proportion of net assets of each class.
3. FAIR VALUATION MEASUREMENTS
Fair value measurements of investments are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of the Fund’s investments. The three-level hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The Fund’s investments are classified within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement. The inputs are summarized into three broad levels as follows:
■	Level 1 – quoted prices in active markets for identical securities
■	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
■	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)
The inputs or methodologies used for valuing investments in securities are not necessarily an indication of the risk associated with investing in those securities.

Wells Fargo Fundamental Small Cap Growth Fund  |  25

Notes to financial statements
The following is a summary of the inputs used in valuing the Fund’s assets and liabilities as of March 31, 2021:
	Quoted prices (Level 1)	Other significant observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total
Assets
Investments in:
Common stocks
Communication services	$ 2,145,236	$0	$0	$ 2,145,236
Consumer discretionary	15,316,557	0	0	15,316,557
Financials	3,873,578	0	0	3,873,578
Health care	50,562,427	0	0	50,562,427
Industrials	24,709,668	0	0	24,709,668
Information technology	47,803,000	0	0	47,803,000
Materials	1,942,169	0	0	1,942,169
Real estate	7,283,575	0	0	7,283,575
Short-term investments
Investment companies	5,690,376	0	0	5,690,376
Total assets	$159,326,586	$0	$0	$159,326,586
Additional sector, industry or geographic detail, if any, is included in the Portfolio of Investments.
For the year ended March 31, 2021, the Fund did not have any transfers into/out of Level 3.
4. TRANSACTIONS WITH AFFILIATES
Management fee
Funds Management, an indirect wholly owned subsidiary of Wells Fargo & Company ("Wells Fargo"), is the manager of the Fund and provides advisory and fund-level administrative services under an investment management agreement. Under the investment management agreement, Funds Management is responsible for, among other services, implementing the investment objectives and strategies of the Fund, supervising the subadviser and providing fund-level administrative services in connection with the Fund’s operations. As compensation for its services under the investment management agreement, Funds Management is entitled to receive a management fee at the following annual rate based on the Fund’s average daily net assets:
Average daily net assets	Management fee
First $500 million	0.850%
Next $500 million	0.825
Next $1 billion	0.800
Next $1 billion	0.775
Next $1 billion	0.750
Next $1 billion	0.730
Next $5 billion	0.720
Over $10 billion	0.710
For the year ended March 31, 2021, the management fee was equivalent to an annual rate of 0.85% of the Fund’s average daily net assets.
Funds Management has retained the services of a subadviser to provide daily portfolio management to the Fund. The fee for subadvisory services is borne by Funds Management. Wells Capital Management Incorporated ("WellsCap"), an affiliate of Funds Management and an indirect wholly owned subsidiary of Wells Fargo, is the subadviser to the Fund and is entitled to receive a fee from Funds Management at an annual rate starting at 0.55% and declining to 0.40% as the average daily net assets of the Fund increase.

26  |  Wells Fargo Fundamental Small Cap Growth Fund

Notes to financial statements
Administration fees
Under a class-level administration agreement, Funds Management provides class-level administrative services to the Fund, which includes paying fees and expenses for services provided by the transfer agent, sub-transfer agents, omnibus account servicers and record-keepers. As compensation for its services under the class-level administration agreement, Funds Management receives an annual fee which is calculated based on the average daily net assets of each class as follows:
Class-level administration fee
Class A	0.21%
Class C	0.21
Class R6	0.03
Administrator Class	0.13
Institutional Class	0.13
Waivers and/or expense reimbursements
Funds Management has contractually waived and/or reimbursed management and administration fees to the extent necessary to maintain certain net operating expense ratios for the Fund. When each class of the Fund has exceeded its expense cap, Funds Management has waived fees and/or reimbursed expenses from fund-level expenses on a proportionate basis and then from class specific expenses. When only certain classes exceed their expense caps, waivers and/or reimbursements are applied against class specific expenses before fund-level expenses. Funds Management has committed through July 31, 2021 to waive fees and/or reimburse expenses to the extent necessary to cap expenses. Prior to or after the commitment expiration date, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees. The contractual expense caps are as follows:
Expense ratio caps
Class A	1.23%
Class C	1.98
Class R6	0.80
Administrator Class	1.15
Institutional Class	0.90
Distribution fee
The Trust has adopted a distribution plan for Class C shares of the Fund pursuant to Rule 12b-1 under the 1940 Act. A distribution fee is charged charged to Class C shares and paid to Wells Fargo Funds Distributor, LLC ("Funds Distributor"), the principal underwriter, at an annual rate of 0.75% of the average daily net assets of Class C shares.
In addition, Funds Distributor is entitled to receive the front-end sales charge from the purchase of Class A shares and a contingent deferred sales charge on the redemption of certain Class A shares. Funds Distributor is also entitled to receive the contingent deferred sales charges from redemptions of Class C shares. For the year ended March 31, 2021, Funds Distributor received $1,954 from the sale of Class A shares. No contingent deferred sales charges were incurred by Class A and Class C shares for the year ended March 31, 2021.
Shareholder servicing fees
The Trust has entered into contracts with one or more shareholder servicing agents, whereby Class A, Class C, and Administrator Class of the Fund are charged a fee at an annual rate of 0.25% of the average daily net assets of each respective class. A portion of these total shareholder servicing fees were paid to affiliates of Wells Fargo.
Interfund transactions
The Fund may purchase or sell portfolio investment securities to certain other Wells Fargo affiliates pursuant to Rule 17a-7 under the 1940 Act and under procedures adopted by the Board of Trustees. The procedures have been designed to ensure that these interfund transactions, which do not incur broker commissions, are effected at current market prices.

Wells Fargo Fundamental Small Cap Growth Fund  |  27

Notes to financial statements
Other transactions
On August 14, 2020, Class C and Administrator Class of the Fund was reimbursed by Funds Management in the amount of $698 and $1,724, respectively. The reimbursements were made in connection with resolving certain fee reimbursements.
5. INVESTMENT PORTFOLIO TRANSACTIONS
Purchases and sales of investments, excluding U.S. government obligations (if any) and short-term securities, for the year ended March 31, 2021 were $73,858,388 and $67,531,780, respectively.
6. SECURITIES LENDING TRANSACTIONS
The Fund lends its securities through an unaffiliated securities lending agent and receives collateral in the form of cash or securities with a value at least equal to the value of the securities on loan. The value of the loaned securities is determined at the close of each business day and any increases or decreases in the required collateral are exchanged between the Fund and the counterparty on the next business day. Cash collateral received is invested in the Securities Lending Fund which seeks to provide a positive return compared to the daily Federal Funds Open Rate by investing in high-quality, U.S. dollar-denominated short-term money market instruments and is exempt from registration under Section 3(c)(7) of the 1940 Act. Securities Lending Fund is managed by Funds Management and is subadvised by WellsCap. Funds Management receives an advisory fee starting at 0.05% and declining to 0.01% as the average daily net assets of the Securities Lending Fund increase. All of the fees received by Funds Management are paid to WellsCap for its services as subadviser.
In the event of counterparty default or the failure of a borrower to return a loaned security, the Fund has the right to use the collateral to offset any losses incurred. As of March 31, 2021, the Fund had securities lending transactions with the following counterparties which are subject to offset:
Counterparty	Value of securities on loan	Collateral received[1]	Net amount
Bank of America Securities Inc.	$ 676,460	$ (676,460)	$0
Barclays Capital Inc.	1,404,300	(1,404,300)	0
BNP Paribas Securities Corp.	1,657,472	(1,657,472)	0
Citigroup Global Markets Inc.	65,560	(65,560)	0
Deutsche Bank Securities Inc.	115,035	(115,035)	0
National Financial Services LLC	314,429	(314,429)	0
UBS Securities LLC	575,100	(575,100)	0
1 Collateral received within this table is limited to the collateral for the net transaction with the counterparty.
7. BANK BORROWINGS
The Trust (excluding the money market funds), Wells Fargo Master Trust and Wells Fargo Variable Trust are parties to a $350,000,000 revolving credit agreement whereby the Fund is permitted to use bank borrowings for temporary or emergency purposes, such as to fund shareholder redemption requests. Interest under the credit agreement is charged to the Fund based on a borrowing rate equal to the higher of the Federal Funds rate in effect on that day plus 1.25% or the overnight LIBOR rate in effect on that day plus 1.25%. In addition, an annual commitment fee equal to 0.25% of the unused balance is allocated to each participating fund.
For the year ended March 31, 2021, there were no borrowings by the Fund under the agreement.
8. DISTRIBUTIONS TO SHAREHOLDERS
The tax character of distributions paid during the years ended March 31, 2021 and March 31, 2020 were as follows:
	Year ended March 31
	2021	2020
Ordinary income	$ 0	$1,713,085
Long-term capital gain	3,362,495	4,251,325

28  |  Wells Fargo Fundamental Small Cap Growth Fund

Notes to financial statements
As of March 31, 2021, the components of distributable earnings on a tax basis were as follows:
Undistributed ordinary income	Undistributed long-term gain	Unrealized gains
$3,018,902	$11,455,937	$57,796,014
9. CONCENTRATION RISKS
As of the end of the period, the Fund concentrated its portfolio of investments in the health care and information technology sectors. A fund that invests a substantial portion of its assets in any sector may be more affected by changes in that sector than would be a fund whose investments are not heavily weighted in any sector.
10. INDEMNIFICATION
Under the Fund's organizational documents, the officers and Trustees have been granted certain indemnification rights against certain liabilities that may arise out of performance of their duties to the Fund. The Fund has entered into a separate agreement with each Trustee that converts indemnification rights currently existing under the Fund’s organizational documents into contractual rights that cannot be changed in the future without the consent of the Trustee. Additionally, in the normal course of business, the Fund may enter into contracts with service providers that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated.
11. NEW ACCOUNTING PRONOUNCEMENT
In August 2018, FASB issued Accounting Standards Update (“ASU”) No. 2018-13, Fair Value Measurement (Topic 820) Disclosure Framework - Changes to the Disclosure Requirements for Fair Value Measurement. ASU 2018-13 updates the disclosure requirements on fair value measurements in Topic 820, Fair Value Measurements. The amendments are effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019. Management has adopted this guidance which did not have a material impact on the financial statements.
12. CORONAVIRUS (COVID-19) PANDEMIC
On March 11, 2020, the World Health Organization announced that it had made the assessment that coronavirus disease 2019 (“COVID-19”) is a pandemic. The impacts of COVID-19 are affecting the entire global economy, individual companies and investment products, the funds, and the market in general. There is significant uncertainty around the extent and duration of business disruptions related to COVID-19 and the impacts may last for an extended period of time. COVID-19 has led to significant uncertainty and volatility in the financial markets.

Wells Fargo Fundamental Small Cap Growth Fund  |  29

To the Shareholders of the Fund and Board of Trustees
Wells Fargo Funds Trust:
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities of Wells Fargo Fundamental Small Cap Growth Fund (the Fund), one of the funds constituting Wells Fargo Funds Trust, including the portfolio of investments, as of March 31, 2021, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the financial statements) and the financial highlights for each of the years or periods in the five-year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of March 31, 2021, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of March 31, 2021, by correspondence with the custodian and transfer agent. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.
We have not been able to determine the specific year that we began serving as the auditor of one or more Wells Fargo Funds investment companies; however we are aware that we have served as the auditor of one or more Wells Fargo Funds investment companies since at least 1955.
Boston, Massachusetts
May 26, 2021

30  |  Wells Fargo Fundamental Small Cap Growth Fund

Other information (unaudited)
TAX INFORMATION
Pursuant to Section 852 of the Internal Revenue Code, $3,362,495 was designated as a 20% rate gain distribution for the fiscal year ended March 31, 2021
PROXY VOTING INFORMATION
A description of the policies and procedures used to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-800-222-8222, visiting our website at wfam.com, or visiting the SEC website at sec.gov. Information regarding how the proxies related to portfolio securities were voted during the most recent 12-month period ended June 30 is available on the website at wfam.com or by visiting the SEC website at sec.gov.
QUARTERLY PORTFOLIO HOLDINGS INFORMATION
The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. Shareholders may view the filed Form N-PORT by visiting the SEC website at sec.gov.

Wells Fargo Fundamental Small Cap Growth Fund  |  31

Other information (unaudited)
BOARD OF TRUSTEES AND OFFICERS
Each of the Trustees and Officers listed in the table below acts in identical capacities for each fund in the Wells Fargo family of funds, which consists of 142 mutual funds comprising the Wells Fargo Funds Trust, Wells Fargo Variable Trust, Wells Fargo Master Trust and four closed-end funds (collectively the “Fund Complex”). This table should be read in conjunction with the Prospectus and the Statement of Additional Information1. The mailing address of each Trustee and Officer is 525 Market Street, 12th Floor, San Francisco, CA 94105. Each Trustee and Officer serves an indefinite term, however, each Trustee serves such term until reaching the mandatory retirement age established by the Trustees.
Independent Trustees
Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships
William R. Ebsworth (Born 1957)	Trustee, since 2015	Retired. From 1984 to 2013, equities analyst, portfolio manager, research director and chief investment officer at Fidelity Management and Research Company in Boston, Tokyo, and Hong Kong, and retired in 2013 as Chief Investment Officer of Fidelity Strategic Advisers, Inc. where he led a team of investment professionals managing client assets. Prior thereto, Board member of Hong Kong Securities Clearing Co., Hong Kong Options Clearing Corp., the Thailand International Fund, Ltd., Fidelity Investments Life Insurance Company, and Empire Fidelity Investments Life Insurance Company. Audit Committee Chair and Investment Committee Chair of the Vincent Memorial Hospital Endowment (non-profit organization). Mr. Ebsworth is a CFA® charterholder.	N/A
Jane A. Freeman (Born 1953)	Trustee, since 2015; Chair Liaison, since 2018	Retired. From 2012 to 2014 and 1999 to 2008, Chief Financial Officer of Scientific Learning Corporation. From 2008 to 2012, Ms. Freeman provided consulting services related to strategic business projects. Prior to 1999, Portfolio Manager at Rockefeller & Co. and Scudder, Stevens & Clark. Board member of the Harding Loevner Funds from 1996 to 2014, serving as both Lead Independent Director and chair of the Audit Committee. Board member of the Russell Exchange Traded Funds Trust from 2011 to 2012 and the chair of the Audit Committee. Ms. Freeman is also an inactive Chartered Financial Analyst.	N/A
Isaiah Harris, Jr. (Born 1952)	Trustee, since 2009; Audit Committee Chair, since 2019	Retired. Chairman of the Board of CIGNA Corporation since 2009, and Director since 2005. From 2003 to 2011, Director of Deluxe Corporation. Prior thereto, President and CEO of BellSouth Advertising and Publishing Corp. from 2005 to 2007, President and CEO of BellSouth Enterprises from 2004 to 2005 and President of BellSouth Consumer Services from 2000 to 2003. Emeritus member of the Iowa State University Foundation Board of Governors. Emeritus Member of the Advisory Board of Iowa State University School of Business. Advisory Board Member, Palm Harbor Academy (private school). Mr. Harris is a certified public accountant (inactive status).	CIGNA Corporation
Judith M. Johnson (Born 1949)	Trustee, since 2008	Retired. Prior thereto, Chief Executive Officer and Chief Investment Officer of Minneapolis Employees Retirement Fund from 1996 to 2008. Ms. Johnson is an attorney, certified public accountant and a certified managerial accountant.	N/A
David F. Larcker (Born 1950)	Trustee, since 2009	James Irvin Miller Professor of Accounting at the Graduate School of Business (Emeritus), Stanford University, Director of the Corporate Governance Research Initiative and Senior Faculty of The Rock Center for Corporate Governance since 2006. From 2005 to 2008, Professor of Accounting at the Graduate School of Business, Stanford University. Prior thereto, Ernst & Young Professor of Accounting at The Wharton School, University of Pennsylvania from 1985 to 2005.	N/A

32  |  Wells Fargo Fundamental Small Cap Growth Fund

Other information (unaudited)
Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships
Olivia S. Mitchell (Born 1953)	Trustee, since 2006; Nominating and Governance Committee Chair, since 2018	International Foundation of Employee Benefit Plans Professor, Wharton School of the University of Pennsylvania since 1993. Director of Wharton’s Pension Research Council and Boettner Center on Pensions & Retirement Research, and Research Associate at the National Bureau of Economic Research. Previously, Cornell University Professor from 1978 to 1993.	N/A
Timothy J. Penny (Born 1951)	Trustee, since 1996; Chair, since 2018	President and Chief Executive Officer of Southern Minnesota Initiative Foundation, a non-profit organization, since 2007. Member of the Board of Trustees of NorthStar Education Finance, Inc., a non-profit organization, since 2007.	N/A
James G. Polisson (Born 1959)	Trustee, since 2018	Retired. Chief Marketing Officer, Source (ETF) UK Services, Ltd, from 2015 to 2017. From 2012 to 2015, Principal of The Polisson Group, LLC, a management consulting, corporate advisory and principal investing company. Chief Executive Officer and Managing Director at Russell Investments, Global Exchange Traded Funds from 2010 to 2012. Managing Director of Barclays Global Investors from 1998 to 2010 and Global Chief Marketing Officer for iShares and Barclays Global Investors from 2000 to 2010. Trustee of the San Francisco Mechanics’ Institute, a non-profit organization, from 2013 to 2015. Board member of the Russell Exchange Traded Fund Trust from 2011 to 2012. Director of Barclays Global Investors Holdings Deutschland GmbH from 2006 to 2009. Mr. Polisson is an attorney and has a retired status with the Massachusetts and District of Columbia Bar Associations.	N/A
Pamela Wheelock (Born 1959)	Trustee, since January 2020; previously Trustee from January 2018 to July 2019	Board member of the Destination Medical Center Economic Development Agency, Rochester, Minnesota since 2019. Interim President of the McKnight Foundation from January to September 2020. Acting Commissioner, Minnesota Department of Human Services, July 2019 through September 2019. Human Services Manager (part-time), Minnesota Department of Human Services, October 2019 through December 2019. Chief Operating Officer, Twin Cities Habitat for Humanity from 2017 to 2019. Vice President of University Services, University of Minnesota from 2012 to 2016. Prior thereto, on the Board of Directors, Governance Committee and Finance Committee for the Minnesota Philanthropy Partners (Saint Paul Foundation) from 2012 to 2018, Interim Chief Executive Officer of Blue Cross Blue Shield of Minnesota from 2011 to 2012, Chairman of the Board from 2009 to 2012 and Board Director from 2003 to 2015. Vice President, Leadership and Community Engagement, Bush Foundation, Saint Paul, Minnesota (a private foundation) from 2009 to 2011. Executive Vice President and Chief Financial Officer, Minnesota Sports and Entertainment from 2004 to 2009 and Senior Vice President from 2002 to 2004. Executive Vice President of the Minnesota Wild Foundation from 2004 to 2008. Commissioner of Finance, State of Minnesota, from 1999 to 2002. Currently Board Chair of the Minnesota Wild Foundation since 2010.	N/A
*  Length of service dates reflect the Trustee’s commencement of service with the Trust’s predecessor entities, where applicable.

Wells Fargo Fundamental Small Cap Growth Fund  |  33

Other information (unaudited)
Officers
Name and year of birth	Position held and length of service	Principal occupations during past five years or longer
Andrew Owen (Born 1960)	President, since 2017	Executive Vice President of Wells Fargo & Company and Head of Affiliated Managers, Wells Fargo Asset Management, since 2014. In addition, Mr. Owen is currently President, Chief Executive Officer and Director of Wells Fargo Funds Management, LLC since 2017. Prior thereto, Executive Vice President responsible for marketing, investments and product development for Wells Fargo Funds Management, LLC, from 2009 to 2014.
Jeremy DePalma (Born 1974)	Treasurer, since 2012 (for certain funds in the Fund Complex); since 2021 (for the remaining funds in the Fund Complex)	Senior Vice President of Wells Fargo Funds Management, LLC since 2009. Senior Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010 and head of the Fund Reporting and Control Team within Fund Administration from 2005 to 2010.
Michelle Rhee (Born 1966)	Chief Legal Officer, since 2019	Secretary of Wells Fargo Funds Management, LLC and Chief Legal Counsel of Wells Fargo Asset Management since 2018. Deputy General Counsel of Wells Fargo Bank, N.A. since 2020 and Assistant General Counsel of Wells Fargo Bank, N.A. from 2018 to 2020. Associate General Counsel and Managing Director of Bank of America Corporation from 2004 to 2018.
Catherine Kennedy (Born 1969)	Secretary, since 2019	Vice President of Wells Fargo Funds Management, LLC and Senior Counsel of the Wells Fargo Legal Department since 2010. Vice President and Senior Counsel of Evergreen Investment Management Company, LLC from 1998 to 2010.
Michael H. Whitaker (Born 1967)	Chief Compliance Officer, since 2016	Chief Compliance Officer of Wells Fargo Asset Management since 2016. Senior Vice President and Chief Compliance Officer for Fidelity Investments from 2007 to 2016.
1  The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-222-8222 or by visiting the website at wfam.com.

34  |  Wells Fargo Fundamental Small Cap Growth Fund

For more information
More information about Wells Fargo Funds is available free upon request. To obtain literature, please write, visit the Fund's website, or call:
Wells Fargo Funds
P.O. Box 219967
Kansas City, MO 64121-9967
Website: wfam.com
Individual investors: 1-800-222-8222
Retail investment professionals: 1-888-877-9275
Institutional investment professionals: 1-866-765-0778
This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. If this report is used for promotional purposes, distribution of the report must be accompanied or preceded by a current prospectus. Before investing, please consider the investment objectives, risks, charges, and expenses of the investment. For a current prospectus and, if available, a summary prospectus, containing this information, call 1-800-222-8222 or visit the Fund's website at wfam.com. Read the prospectus carefully before you invest or send money.
Wells Fargo Asset Management (WFAM) is the trade name for certain investment advisory/management firms owned by Wells Fargo & Company. These firms include but are not limited to Wells Capital Management Incorporated and Wells Fargo Funds Management, LLC. Certain products managed by WFAM entities are distributed by Wells Fargo Funds Distributor, LLC (a broker-dealer and Member FINRA).
This material is for general informational and educational purposes only and is NOT intended to provide investment advice or a recommendation of any kind - including a recommendation for any specific investment, strategy, or plan.
 INVESTMENT PRODUCTS: NOT FDIC INSURED  ■  NO BANK GUARANTEE  ■  MAY LOSE VALUE
© 2021 Wells Fargo & Company. All rights reserved.
PAR-0421-00281 05-21
A247/AR247 03-21

Annual Report
March 31, 2021
Wells Fargo Precious Metals Fund

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The views expressed and any forward-looking statements are as of March 31, 2021, unless otherwise noted, and are those of the Fund's portfolio managers and/or Wells Fargo Asset Management. Discussions of individual securities or the markets generally are not intended as individual recommendations. Future events or results may vary significantly from those expressed in any forward-looking statements. The views expressed are subject to change at any time in response to changing circumstances in the market. Wells Fargo Asset Management and the Fund disclaim any obligation to publicly update or revise any views expressed or forward-looking statements.
 INVESTMENT PRODUCTS: NOT FDIC INSURED  ■  NO BANK GUARANTEE  ■  MAY LOSE VALUE

Wells Fargo Precious Metals Fund  |  1

Letter to shareholders (unaudited)
Andrew Owen
President
Wells Fargo Funds
Dear Shareholder:
We are pleased to offer you this annual report for the Wells Fargo Precious Metals Fund for the 12-month period that ended March 31, 2021. Despite the initial challenges presented by the spread of COVID-19 cases and the business restrictions implemented throughout much of the world, global stocks showed robust returns, supported by global stimulus programs, a rapid vaccination rollout, and a recovering consumer and corporate sentiment. Bond markets also produced positive returns, as investors searched for yield and diversification during difficult market stretches.
For the 12-month period, equities had robust returns, as policymakers continued to fight the effects of COVID-19. Emerging market stocks led both non-U.S. developed market equities and U.S. stocks. While gains from fixed-income securities were positive, they were more modest than equities. For the period, U.S. stocks, based on the S&P 500 Index,1 returned 56.35%. International stocks, as measured by the MSCI ACWI ex USA Index (Net),2 returned 49.91%, while the MSCI EM Index (Net),3 had stronger performance, with a 58.39% gain. Among bond indexes, the Bloomberg Barclays U.S. Aggregate Bond Index,4 returned 0.71%, the Bloomberg Barclays Global Aggregate ex-USD Index (unhedged),5 gained 7.15%, and the Bloomberg Barclays Municipal Bond Index,6 returned 5.51% while the ICE BofA U.S. High Yield Index,7 gained 23.31%.
The COVID-19 lockdown began almost a year ago.
Markets rebounded strongly through the spring, fueled by unprecedented government and central bank stimulus measures in the U.S. and globally. The U.S. economy contracted by an annualized 5.0% pace in the first quarter, with 30 million new unemployment insurance claims in six weeks. In the eurozone, first-quarter real gross domestic product (GDP) shrank 3.8%. China’s first-quarter GDP fell by 6.8% year over year. Extreme oil-price volatility continued as global supply far exceeded demand.
In May, investors regained confidence on reports of early success in human trials of a COVID-19 vaccine. Growth stocks outperformed value, while returns on global government bonds were flat. However, in the U.S., the April unemployment rate rose to 14.7%, its highest level since World War II. Purchasing managers’ indexes (PMIs), a monthly survey of purchasing managers, reflected broadly weakening activity in May. U.S. corporate earnings contracted 14% year over year from the first quarter of 2019. However, high demand for information technology (IT), driven by remote activity, supported robust IT sector earnings, which helped drive IT stocks higher.

[1]	The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value-weighted index with each stock's weight in the index proportionate to its market value. You cannot invest directly in an index.
[2]	The Morgan Stanley Capital International (MSCI) All Country World Index (ACWI) ex USA Index (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure the equity market performance of developed and emerging markets, excluding the United States. Source: MSCI. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indices or any securities or financial products. This report is not approved, reviewed, or produced by MSCI. You cannot invest directly in an index.

[1]	The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value-weighted index with each stock's weight in the index proportionate to its market value. You cannot invest directly in an index.
[3]	The MSCI Emerging Markets (EM) Index (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure equity market performance of emerging markets. You cannot invest directly in an index.

[1]	The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value-weighted index with each stock's weight in the index proportionate to its market value. You cannot invest directly in an index.
[4]	The Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment-grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities, and commercial mortgage-backed securities. You cannot invest directly in an index.

[1]	The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value-weighted index with each stock's weight in the index proportionate to its market value. You cannot invest directly in an index.
[5]	The Bloomberg Barclays Global Aggregate ex-USD Index (unhedged) is an unmanaged index that provides a broad-based measure of the global investment-grade fixed-income markets excluding the U.S. dollar-denominated debt market. You cannot invest directly in an index.

[1]	The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value-weighted index with each stock's weight in the index proportionate to its market value. You cannot invest directly in an index.
[6]	The Bloomberg Barclays Municipal Bond Index is an unmanaged index composed of long-term tax-exempt bonds with a minimum credit rating of Baa. You cannot invest directly in an index.

[1]	The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value-weighted index with each stock's weight in the index proportionate to its market value. You cannot invest directly in an index.
[7]	The ICE BofA U.S. High Yield Index is a market-capitalization-weighted index of domestic and Yankee high-yield bonds. The index tracks the performance of high-yield securities traded in the U.S. bond market. You cannot invest directly in an index. Copyright 2021. ICE Data Indices, LLC. All rights reserved.

2  |  Wells Fargo Precious Metals Fund

Letter to shareholders (unaudited)
By June, economies started to reopen and global central banks committed to do all they could to provide economic support through liquidity and low borrowing costs. U.S. economic activity was aided by one-time $1,200 stimulus checks and $600 weekly bonus unemployment benefits that lasted through July. However, unemployment remained historically high and COVID-19 cases began to increase by late June. China’s economic recovery began to pick up momentum.
July was broadly positive for equities and fixed income. However, economic data and a resurgence of COVID-19 cases underscored the urgent need to regain control of the pandemic. Second-quarter GDP shrank from the previous quarter by 9.5% and 12.1% in the U.S. and the eurozone, respectively. In contrast, China’s second-quarter GDP grew 3.2% year over year. The U.S. economy added 1.8 million jobs in July, but a double-digit jobless rate persisted.
The stock market continued to rally in August despite concerns over rising numbers of U.S. and European COVID-19 cases as well as the expiration of the $600 weekly bonus unemployment benefit in July. Relatively strong second-quarter earnings boosted investor sentiment along with the U.S. Federal Reserve’s announcement of a monetary policy shift expected to support longer-term low interest rates. U.S. manufacturing and services activity indexes beat expectations while the U.S. housing market maintained strength. In Europe, retail sales expanded and consumer confidence was steady. China’s economy continued to expand.
Stocks grew more volatile in September on mixed economic data. U.S. economic activity continued to grow. However, U.S. unemployment remained elevated at 7.9% in September. With the U.S. Congress delaying further fiscal relief and uncertainties surrounding a possible vaccine, doubts crept back into the financial markets. In the U.K., a lack of progress in Brexit talks weighed on markets. China’s economy picked up steam, fueled by increased global demand.
In October, capital markets stepped back from their six-month rally. Market volatility rose in advance of the U.S. election and amid a global increase in COVID-19 infections. Europe introduced tighter restrictions affecting economic activity. U.S. markets looked favorably at the prospect of Democratic control of the federal purse strings, which could lead to additional fiscal stimulus and a boost to economic activity. Meanwhile, China reported 4.9% third-quarter GDP growth.
Global stocks rallied in November, propelled by optimism over three promising COVID-19 vaccines. Reversing recent trends, value stocks outperformed growth stocks and cyclical stocks outpaced IT stocks. However, U.S. unemployment remained elevated, with a net job loss of 10 million since February in 2020. The eurozone services PMI contracted sharply while the region’s manufacturing activity grew. The U.S. election results added to the upbeat mood as investors anticipated more consistent policies in the new administration.
Financial markets ended the year with strength on high expectations for a rapid rollout of the COVID-19 vaccines, the successful passage of a $900 billion stimulus package, and rising expectations of additional economic support from a Democratic-led Congress. U.S. economic data were mixed with still-elevated unemployment and weak retail sales but growth in manufacturing output. In contrast, China’s economic expansion continued in both manufacturing and nonmanufacturing. U.S. COVID-19 infection rates continued to rise even as new state and local lockdown measures were implemented.
The year 2021 began with emerging market stocks leading all major asset classes in January, driven by China’s strong economic growth and a broad recovery in corporate earnings, which propelled China’s stock market higher. In the United States, positive news on vaccine trials and January's expansion in both the manufacturing and services sectors was offset by a weak December monthly jobs report. This was compounded by technical factors as some hedge funds were forced to sell stocks to protect themselves against a well-publicized short squeeze coordinated by a group of retail investors. Eurozone sentiment and economic growth were particularly weak, reflecting the impact of a new lockdown with stricter social distancing along with a slow vaccine rollout.
“Global stocks rallied in November, propelled by optimism over three promising COVID-19 vaccines.”

Wells Fargo Precious Metals Fund  |  3

Letter to shareholders (unaudited)
February saw major domestic equity indexes driven higher on the hope of a new stimulus bill, improving COVID-19 vaccination numbers, and the gradual reopening of the economy. Most S&P 500 companies reported better-than-expected earnings, with positive surprises coming from the financials, IT, health care, and materials sectors. Japan saw its economy strengthen as a result of strong export numbers. Meanwhile, crude oil prices continued their climb, rising more than 25% for the year. Domestic government bonds experienced a sharp sell-off in late February as markets priced in a more robust economic recovery and higher future growth and inflation expectations.
The passage of the massive domestic stimulus bill highlighted March activity, leading to increased forecasts for U.S. growth in 2021. Domestic employment surged as COVID-19 vaccinations and an increasingly open economy spurred hiring. A majority of U.S. small companies reported they are operating at pre-pandemic capacity or higher. Value continued its outperformance of growth in the month, continuing the trend that started in late 2020. Meanwhile, most major developed global equity indexes are up month to date on the back of rising optimism regarding the outlook for global growth. While the U.S. and U.K. have been the most successful in terms of the vaccine rollout, even markets where the vaccine has lagged, such as in the eurozone and Japan, equity indexes in many of those countries are also in positive territory this year.
Don’t let short-term uncertainty derail long-term investment goals.
Periods of investment uncertainty can present challenges, but experience has taught us that maintaining long-term investment goals can be an effective way to plan for the future. To help you create a sound strategy based on your personal goals and risk tolerance, Wells Fargo Funds offers more than 100 mutual funds spanning a wide range of asset classes and investment styles. Although diversification cannot guarantee an investment profit or prevent losses, we believe it can be an effective way to manage investment risk and potentially smooth out overall portfolio performance. We encourage investors to know their investments and to understand that appropriate levels of risk-taking may unlock opportunities.
Thank you for choosing to invest with Wells Fargo Funds. We appreciate your confidence in us and remain committed to helping you meet your financial needs.
Sincerely,
Andrew Owen
President
Wells Fargo Funds
“The passage of the massive domestic stimulus bill highlighted March activity, leading to increased forecasts for U.S. growth in 2021.”

For further information about your Fund, contact your investment professional, visit our website at wfam.com, or call us directly at 1-800-222-8222.

4  |  Wells Fargo Precious Metals Fund

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Performance highlights (unaudited)
Investment objective	The Funds seeks long-term capital appreciation.
Manager	Wells Fargo Fund Management, LLC
Subadviser	Wells Capital Management Incorporated
Portfolio managers	Michael Bradshaw, CFA®‡, Oleg Makhorine

Average annual total returns (%) as of March 31, 2021
		Including sales charge			Excluding sales charge			Expense ratios[1] (%)
	Inception date	1 year	5 year	10 year	1 year	5 year	10 year	Gross	Net [2]
Class A (EKWAX)	1-20-1998	27.21	7.10	-5.40	34.95	8.38	-4.84	1.20	1.09
Class C (EKWCX)	1-29-1998	32.95	7.57	-5.55	33.95	7.57	-5.55	1.95	1.84
Administrator Class (EKWDX)	7-30-2010	–	–	–	35.13	8.52	-4.70	1.12	0.95
Institutional Class (EKWYX)	2-29-2000	–	–	–	35.34	8.69	-4.54	0.87	0.79
FTSE Gold Mines Index[3]	–	–	–	–	32.38	10.53	-4.62	–	–
S&P 500 Index[4]	–	–	–	–	56.35	16.29	13.91	–	–
Figures quoted represent past performance, which is no guarantee of future results, and do not reflect taxes that a shareholder may pay on an investment in a fund. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted, which assumes the reinvestment of dividends and capital gains. Current month-end performance is available on the Fund’s website, wfam.com.
Please keep in mind that high double-digit returns were primarily achieved during favorable market conditions. You should not expect that such favorable returns can be consistently achieved. A fund’s performance, especially for short time periods, should not be the sole factor in making your investment decision.
While the S&P 500 Index is comprised of U.S. equity securities of companies diversified across ten sectors, the Fund’s holdings are concentrated primarily in precious metals related stocks. Therefore, the performance of the S&P 500 Index is displayed only to show how the concentrated Fund performed compared with a diversified selection of U.S. equity securities.
Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses, or any taxes. It is not possible to invest directly in an index.
For Class A shares, the maximum front-end sales charge is 5.75%. For Class C shares, the maximum contingent deferred sales charge is 1.00%. Performance including a contingent deferred sales charge assumes the sales charge for the corresponding time period. Administrator Class and Institutional Class shares are sold without a front-end sales charge or contingent deferred sales charge.
[1]	Reflects the expense ratios as stated in the most recent prospectuses. The expense ratios shown are subject to change and may differ from the annualized expense ratios shown in the financial highlights of this report.
[2]	The manager has contractually committed through July 31, 2021, to waive fees and/or reimburse expenses to the extent necessary to cap total annual fund operating expenses after fee waivers at 1.09% for Class A, 1.84% for Class C, 0.95% for Administrator Class, and 0.79% for Institutional Class. Brokerage commissions, stamp duty fees, interest, taxes, acquired fund fees and expenses (if any), and extraordinary expenses are excluded from the expense caps. Prior to or after the commitment expiration date, the caps may be increased or the commitment to maintain the caps may be terminated only with the approval of the Board of Trustees. Without these caps, the Fund’s returns would have been lower. The expense ratio paid by an investor is the net expense ratio (the total annual fund operating expenses after fee waivers) as stated in the prospectuses.
[3]	FTSE Gold Mines Index is an unmanaged, open-ended index designed to reflect the performance of the worldwide market in the shares of companies whose principal activity is the mining of gold. You cannot invest directly in an index.
[4]	The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value weighted index with each stock’s weight in the index proportionate to its market value. You cannot invest directly in an index.

‡	CFA® and Chartered Financial Analyst® are trademarks owned by CFA Institute.

6  |  Wells Fargo Precious Metals Fund

Performance highlights (unaudited)
Growth of $10,000 investment as of March 31, 20211
[1]	The chart compares the performance of Class A shares for the most recent ten years with the FTSE Gold Mines Index and the S&P 500 Index. The chart assumes a hypothetical investment of $10,000 in Class A shares and reflects all operating expenses and assumes the maximum initial sales charge of 5.75%.
Stock values fluctuate in response to the activities of individual companies and general market and economic conditions. Bond values fluctuate in response to the financial condition of individual issuers, general market and economic conditions, and changes in interest rates. Changes in market conditions and government policies may lead to periods of heightened volatility in the bond market and reduced liquidity for certain bonds held by the Fund. In general, when interest rates rise, bond values fall and investors may lose principal value. Interest rate changes and their impact on the Fund and its share price can be sudden and unpredictable. Funds that concentrate their investments in limited sectors, much as gold-related investments, are more vulnerable to adverse market, economic, regulatory, political, or other developments affecting those sectors. Certain investment strategies tend to increase the total risk of an investment (relative to the broader market). The Fund is exposed to foreign investment risk, geographic risk, non-diversification risk, smaller-company securities risk, and subsidiary risk. Consult the Fund’s prospectus for additional information on these and other risks.

Wells Fargo Precious Metals Fund  |  7

Performance highlights (unaudited)
MANAGER'S DISCUSSION
Fund higlhights
■	The Fund outperformed its benchmark, the FTSE Gold Mines Index, for the 12-month period that ended March 31, 2021.
■	The Fund’s overweights to Kinross Gold Corporation and B2Gold Corporation enhanced results during the period. The Fund’s positions in MAG Silver Corporation and Pan American Silver Corporation aided results. Underweights to AngloGold Ashanti Limited and Barrick Gold Corporation also enhanced results.
■	The Fund’s overweights to Northern Star Resources Limited and Kirkland Lake Gold Limited detracted from results. Underweights to Newmont Mining Corporation, Newcrest Mining Limited, and Agnico Eagle Mines Limited also detracted from results.
■	The price of gold rose more than 8% during the 12-month period, and the share prices of precious metals stocks outperformed the gold price.
Gold prices rose during the reporting period.
The price of gold rose 20% during the first two quarters of the reporting period. Declining global growth and declining inflation brought on by the COVID-19 pandemic led the U.S. Federal Reserve (Fed) to lower interest rates during the first half of the period. As a result, bond yields fell and gold prices rose. During the second half of the period, gold prices fell more than 9%. Gold prices were propelled lower during the fall and winter months by an improving global economy enhanced by both fiscal and monetary stimulus and the successful development of a COVID-19 vaccine. The resulting economic strength caused stock and commodity markets to rise along with bond yields.
Purchases and sales of gold exchange-traded funds (ETFs) have an impact on gold prices. Purchases of gold ETFs rose during the first half of the period, boosting the price of gold. During the second half of the period, gold-backed ETF redemptions accelerated as improving economic conditions caused bond yields to rise and physical demand for gold to fall.
Ten largest holdings (%) as of March 31, 2021[1]
Newmont Corporation	7.32
Kinross Gold Corporation	6.90
Barrick Gold Corporation	6.05
Kirkland Lake Gold Limited	5.29
Wheaton Precious Metals Corporation-U.S. Exchange Traded Shares	5.12
Franco-Nevada Corporation-Legend Shares	4.73
Gold Fields Limited ADR	4.23
Endeavour Mining Corporation	4.10
Royal Gold Incorporated	4.04
AngloGold Ashanti Limited ADR	3.80
[1]	Figures represent the percentage of the Fund's net assets. Holdings are subject to change and may have changed since the date specified.
Gold-mining stocks outperformed the price of gold.
The prices of gold-mining stocks typically rise or fall more sharply than the price of gold. This was the case during the 12-month reporting period. Companies that were exposed to the price of silver or delivered better-than-expected operating and financial results fared the best.
Three of the Fund’s most noteworthy contributors were Kinross Gold, MAG Silver, and Pan American Silver. Kinross Gold outperformed on news that company-wide gold production was expected to increase by 20% over the next three years. MAG Silver and Pan American Silver rose after the silver price increased by over 74% during the reporting period. The Fund’s underweight to Barrick Gold also enhanced performance. Barrick Gold underperformed on news that the mining license at its Porgera Mine, located in Papua New Guinea, was being suspended.
Two of the Fund’s most noteworthy detractors were Northern Star Resources and Kirkland Lake Gold. Northern Star Resources underperformed on news that the company’s CEO was leaving to start a new company. Kirkland Lake Gold lagged on news that 2021 production from its Fosterville Mine would be lower than expected. The Fund’s underweights to Newmont Mining, Agnico Eagle Mines, and Newcrest Mining also detracted from results.
Our outlook for precious metals companies is positive.
We believe the short-term outlook for gold prices depends largely on economic data and their resulting impact on U.S. interest rates, inflation, and the U.S. dollar. With economic growth accelerating during the fourth quarter of the reporting period and inflation expectations rising, bond yields are expected to continue to rise over the short term. Given gold’s historical inverse relationship to real yields, we would expect the current environment to remain a headwind for gold prices.

8  |  Wells Fargo Precious Metals Fund

Performance highlights (unaudited)
Country allocation as of March 31, 2021[1]
[1]	Figures represent the percentage of the Fund's long-term investments. These amounts are subject to change and may have changed since the date specified.
Over the longer term, we believe the primary drivers of gold are positive. We believe that the Fed’s quantitative easing program combined with the large-scale government stimulus should benefit gold prices and gold stocks through higher inflation and a weaker dollar. Given the current gold environment, the gold-mining industry should remain solidly profitable even in an environment of rising yields and stable gold prices.
We believe gold-related stocks may have better appreciation potential than the metal itself. However, stock selection will remain important because, in our view, company fundamentals tend to drive stock prices. We believe higher-quality companies with internal growth catalysts, such as effective execution of business plans and mining successes, are most likely to outperform their peers.

Wells Fargo Precious Metals Fund  |  9

Fund expenses (unaudited)
As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges (if any) on redemptions and (2) ongoing costs, including management fees, distribution (12b-1) and/or shareholder servicing fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The example is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period from October 1, 2020 to March 31, 2021.
Actual expenses
The “Actual” line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Actual” line under the heading entitled “Expenses paid during period” for your applicable class of shares to estimate the expenses you paid on your account during this period.
Hypothetical example for comparison purposes
The “Hypothetical” line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and contingent deferred sales charges. Therefore, the “Hypothetical” line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
	Beginning account value 10-1-2020	Ending account value 3-31-2021	Consolidated expenses paid during the period[1]	Annualized net expense ratio
Class A
Actual	$1,000.00	$ 811.57	$4.92	1.09%
Hypothetical (5% return before expenses)	$1,000.00	$1,019.50	$5.49	1.09%
Class C
Actual	$1,000.00	$ 808.41	$8.30	1.84%
Hypothetical (5% return before expenses)	$1,000.00	$1,015.76	$9.25	1.84%
Administrator Class
Actual	$1,000.00	$ 811.93	$4.29	0.95%
Hypothetical (5% return before expenses)	$1,000.00	$1,020.19	$4.78	0.95%
Institutional Class
Actual	$1,000.00	$ 812.77	$3.57	0.79%
Hypothetical (5% return before expenses)	$1,000.00	$1,020.99	$3.98	0.79%
1 Consolidated expenses paid is equal to the annualized net expense ratio of each class multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect the one-half-year period).

10  |  Wells Fargo Precious Metals Fund

Consolidated portfolio of investments—March 31, 2021

	Shares	Value
Common stocks: 94.40%
Australia: 9.02%
Evolution Mining Limited (Materials, Metals & mining)	2,350,000	$ 7,282,566
Newcrest Mining Limited (Materials, Metals & mining)	602,294	11,171,476
Northern Star Resources Limited (Materials, Metals & mining)	1,786,412	12,863,121
		31,317,163
Canada: 63.71%
Agnico-Eagle Mines Limited (Materials, Metals & mining)	120,370	6,958,606
Agnico-Eagle Mines Limited-Legend Shares (Materials, Metals & mining)	35,000	2,023,350
Agnico-Eagle Mines Limited-U.S. Exchange Traded Shares (Materials, Metals & mining)	141,164	8,160,692
Alamos Gold Incorporated Class A (Materials, Metals & mining)	1,273,980	9,955,028
Artemis Gold Incorporated (Materials, Metals & mining)†	250,000	1,024,509
B2Gold Corporation (Materials, Metals & mining)	2,500,000	10,762,314
Barrick Gold Corporation (Materials, Metals & mining)	1,061,723	21,022,115
Centerra Gold Incorporated (Materials, Metals & mining)	525,000	4,645,500
Centerra Gold Incorporated-Legend Shares (Materials, Metals & mining)144A	250,000	2,212,143
Eldorado Gold Corporation (Materials, Metals & mining)†	300,000	3,241,824
Endeavour Mining Corporation (Materials, Metals & mining)	707,000	14,250,267
Fortuna Silver Mines Incorporated (Materials, Metals & mining)†	675,000	4,377,536
Franco-Nevada Corporation-Legend Shares (Materials, Metals & mining)144A	130,948	16,410,440
Kinross Gold Corporation (Materials, Metals & mining)	3,600,553	23,980,766
Kirkland Lake Gold Limited (Materials, Metals & mining)	544,094	18,374,592
Lundin Gold Incorporated (Materials, Metals & mining)†	840,000	6,577,226
MAG Silver Corporation (Materials, Metals & mining)†	400,000	6,022,121
MAG Silver Corporation-Legend Shares (Materials, Metals & mining)	100,000	1,505,530
Marathon Gold Corporation (Materials, Metals & mining)†	500,000	887,244
Orla Mining Limited (Materials, Metals & mining)†	300,000	1,117,212
Pan American Silver Corporation (Materials, Metals & mining)	310,000	9,309,300
Pretium Resources Incorporated (Materials, Metals & mining)†	500,000	5,188,191
Pure Gold Mining Incorporated (Materials, Metals & mining)†	700,000	907,933
SilverCrest Metals Incorporated (Materials, Metals & mining)†	615,000	4,981,857
SSR Mining Incorporated (Materials, Metals & mining)	225,000	3,213,000
SSR Mining Incorporated - U.S. Exchange Traded Shares (Materials, Metals & mining)	323,552	4,626,585
Torex Gold Resources Incorporated (Materials, Metals & mining)†	445,000	5,619,599
Torex Gold Resources Incorporated-Legend Shares (Materials, Metals & mining)	185,000	2,336,238
Torex Gold Resources Incorporated-Legend Shares (Materials, Metals & mining)144A	266,250	3,362,288
Wheaton Precious Metals Corporation (Materials, Metals & mining)	12,950	494,629
Wheaton Precious Metals Corporation-U.S. Exchange Traded Shares (Materials, Metals & mining)	465,000	17,767,650
		221,316,285
South Africa: 8.03%
AngloGold Ashanti Limited ADR (Materials, Metals & mining)	600,591	13,194,984
Gold Fields Limited ADR (Materials, Metals & mining)	1,550,000	14,709,500
		27,904,484
United States: 13.64%
Newmont Corporation (Materials, Metals & mining)	421,802	25,422,007
The accompanying notes are an integral part of these consolidated financial statements.

Wells Fargo Precious Metals Fund  |  11

Consolidated portfolio of investments—March 31, 2021

	Shares	Value
United States: (continued)
Newmont Corporation-Toronto Exchange Traded Shares (Materials, Metals & mining)	131,348	$ 7,909,936
Royal Gold Incorporated (Materials, Metals & mining)	130,436	14,037,522
		47,369,465
Total Common stocks (Cost $196,412,429)		327,907,397

	Troy ounces
Commodities: 3.78%
Gold Bullion **	7,690	13,134,264
Total Commodities (Cost $4,532,552)		13,134,264

		Yield	Shares
Short-term investments: 1.70%
Investment companies: 1.70%
Wells Fargo Government Money Market Fund Select Class ♠∞		0.03%	5,898,183	5,898,183
Total Short-term investments (Cost $5,898,183)				5,898,183
Total investments in securities (Cost $206,843,164)	99.88%			346,939,844
Other assets and liabilities, net	0.12			430,617
Total net assets	100.00%			$347,370,461

†	Non-income-earning security
144A	The security may be resold in transactions exempt from registration, normally to qualified institutional buyers, pursuant to Rule 144A under the Securities Act of 1933.
**	Represents an investment held in Special Investments (Cayman) SPC, the consolidated entity.
♠	The issuer of the security is an affiliated person of the Fund as defined in the Investment Company Act of 1940.
∞	The rate represents the 7-day annualized yield at period end.

Abbreviations:
ADR	American depositary receipt
Investments in affiliates
An affiliated investment is an investment in which the Fund owns at least 5% of the outstanding voting shares of the issuer or as a result of other relationships, such as the Fund and the issuer having the same investment manager. Transactions with issuers that were either affiliated persons of the Fund at the beginning of the period or the end of the period were as follows:
	Value, beginning of period	Purchases	Sales proceeds	Net realized gains (losses)	Net change in unrealized gains (losses)	Value, end of period	% of net assets	Shares, end of period	Income from affiliated securities
Short-term investments
Investment companies
Wells Fargo Government Money Market Fund Select Class	$8,534,060	$103,369,703	$(106,005,580)	$0	$0	$5,898,183	1.70%	5,898,183	$6,961
The accompanying notes are an integral part of these consolidated financial statements.

12  |  Wells Fargo Precious Metals Fund

Consolidated statement of assets and liabilities—March 31, 2021

Assets
Investments in unaffiliated securities, at value (cost $196,412,429)	$ 327,907,397
Investments in affiliated securites, at value (cost $5,898,183)	5,898,183
Investments in commodities, at value (cost $4,532,552)	13,134,264
Cash	96,350
Foreign currency, at value (cost $621,597)	624,675
Receivable for Fund shares sold	795,002
Receivable for dividends	549,798
Receivable for investments sold	1,493
Prepaid expenses and other assets	41,746
Total assets	349,048,908
Liabilities
Payable for Fund shares redeemed	1,167,016
Management fee payable	167,897
Administration fees payable	52,787
Distribution fee payable	7,693
Trustees’ fees and expenses payable	1,592
Accrued expenses and other liabilities	281,462
Total liabilities	1,678,447
Total net assets	$347,370,461
Net assets consist of
Paid-in capital	$ 360,965,710
Total distributable loss	(13,595,249)
Total net assets	$347,370,461
Computation of net asset value and offering price per share
Net assets – Class A	$ 193,949,466
Shares outstanding – Class A1	4,131,419
Net asset value per share – Class A	$46.95
Maximum offering price per share – Class A2	$49.81
Net assets – Class C	$ 12,038,860
Shares outstanding – Class C1	291,163
Net asset value per share – Class C	$41.35
Net assets – Administrator Class	$ 13,976,426
Shares outstanding – Administrator Class[1]	295,099
Net asset value per share – Administrator Class	$47.36
Net assets – Institutional Class	$ 127,405,709
Shares outstanding – Institutional Class[1]	2,668,983
Net asset value per share – Institutional Class	$47.74
[1]	The Fund has an unlimited number of authorized shares
[2]	Maximum offering price is computed as 100/94.25 of net asset value. On investments of $50,000 or more, the offering price is reduced.
The accompanying notes are an integral part of these consolidated financial statements.

Wells Fargo Precious Metals Fund  |  13

Consolidated statement of operations—year ended March 31, 2021

Investment income
Dividends (net of foreign withholdings taxes of $517,000)	$ 5,025,684
Income from affiliated securities	6,961
Total investment income	5,032,645
Expenses
Management fee	2,744,283
Administration fees
Class A	477,586
Class C	32,650
Administrator Class	18,239
Institutional Class	214,857
Shareholder servicing fees
Class A	567,547
Class C	38,781
Administrator Class	35,030
Distribution fee
Class C	116,285
Custody and accounting fees	37,183
Professional fees	58,850
Registration fees	66,908
Shareholder report expenses	60,415
Trustees’ fees and expenses	19,425
Transfer agent fees	8,279
Interest expense	704
Other fees and expenses	21,764
Total expenses	4,518,786
Less: Fee waivers and/or expense reimbursements
Fund-level	(223,997)
Class A	(77,880)
Class C	(4,317)
Administrator Class	(12,697)
Net expenses	4,199,895
Net investment income	832,750
Realized and unrealized gains (losses) on investments
Net realized gains on investments	31,323,046
Net change in unrealized gains (losses) on
Unaffiliated securities	63,465,809
Commodities	1,007,010
Net change in unrealized gains (losses) on investments	64,472,819
Net realized and unrealized gains (losses) on investments	95,795,865
Net increase in net assets resulting from operations	$96,628,615
The accompanying notes are an integral part of these consolidated financial statements.

14  |  Wells Fargo Precious Metals Fund

Consolidated statement of changes in net assets

	Year ended March 31, 2021		Year ended March 31, 2020
Operations
Net investment income (loss)		$ 832,750		$ (4,109)
Net realized gains on investments		31,323,046		19,751,558
Net change in unrealized gains (losses) on investments		64,472,819		(11,681,216)
Net increase in net assets resulting from operations		96,628,615		8,066,233
Distributions to shareholders from
Net investment income and net realized gains
Class A		(3,269,928)		(201,509)
Administrator Class		(259,299)		(21,782)
Institutional Class		(2,949,296)		(467,271)
Total distributions to shareholders		(6,478,523)		(690,562)
Capital share transactions	Shares		Shares
Proceeds from shares sold
Class A	1,263,769	70,589,866	1,235,822	50,200,605
Class C	93,294	4,459,073	74,680	2,659,850
Administrator Class	187,722	9,854,429	38,004	1,577,864
Institutional Class	1,417,420	78,271,394	1,902,844	79,061,772
		163,174,762		133,500,091
Reinvestment of distributions
Class A	57,106	3,047,187	4,658	188,894
Administrator Class	4,749	255,520	518	21,226
Institutional Class	43,907	2,380,208	8,995	371,239
		5,682,915		581,359
Payment for shares redeemed
Class A	(1,354,083)	(72,940,719)	(1,873,744)	(73,583,351)
Class C	(185,427)	(9,204,883)	(190,365)	(6,607,315)
Administrator Class	(121,514)	(6,447,337)	(50,212)	(1,989,528)
Institutional Class	(1,793,191)	(97,798,865)	(1,671,738)	(65,806,860)
		(186,391,804)		(147,987,054)
Net decrease in net assets resulting from capital share transactions		(17,534,127)		(13,905,604)
Total increase (decrease) in net assets		72,615,965		(6,529,933)
Net assets
Beginning of period		274,754,496		281,284,429
End of period		$ 347,370,461		$ 274,754,496
The accompanying notes are an integral part of these consolidated financial statements.

Wells Fargo Precious Metals Fund  |  15

Consolidated financial highlights
(For a share outstanding throughout each period)
	Year ended March 31
Class A	2021	2020	2019	2018	2017
Net asset value, beginning of period	$35.30	$33.94	$32.80	$35.99	$32.73
Net investment income (loss)	0.08	(0.03) [1]	(0.03) [1]	(0.11) [1]	(0.22) [1]
Net realized and unrealized gains (losses) on investments	12.35	1.44	1.17	(2.60)	3.85
Total from investment operations	12.43	1.41	1.14	(2.71)	3.63
Distributions to shareholders from
Net investment income	(0.78)	(0.05)	0.00	(0.48)	(0.37)
Net asset value, end of period	$46.95	$35.30	$33.94	$32.80	$35.99
Total return[2]	34.95%	4.13%	3.48%	(7.56)%	11.24%
Ratios to average net assets (annualized)
Gross expenses	1.17%	1.20%	1.22%	1.21%	1.20%
Net expenses	1.09%	1.09%	1.09%	1.04%	1.09%
Net investment income (loss)	0.12%	(0.08)%	(0.11)%	(0.32)%	(0.57)%
Supplemental data
Portfolio turnover rate[3]	22%	25%	19%	27%	21%
Net assets, end of period (000s omitted)	$193,949	$147,020	$162,860	$177,859	$242,423

[1]	Calculated based upon average shares outstanding
[2]	Total return calculations do not include any sales charges.
[3]	Portfolio turnover rate includes the purchases and sales transactions of its wholly-owned subsidiary.
The accompanying notes are an integral part of these consolidated financial statements.

16  |  Wells Fargo Precious Metals Fund

Consolidated financial highlights
(For a share outstanding throughout each period)
	Year ended March 31
Class C	2021	2020	2019	2018	2017
Net asset value, beginning of period	$30.87	$29.88	$29.09	$32.07	$29.10
Net investment loss	(0.32) [1]	(0.29) [1]	(0.24) [1]	(0.33) [1]	(0.46) [1]
Net realized and unrealized gains (losses) on investments	10.80	1.28	1.03	(2.30)	3.49
Total from investment operations	10.48	0.99	0.79	(2.63)	3.03
Distributions to shareholders from
Net investment income	0.00	0.00	0.00	(0.35)	(0.06)
Net asset value, end of period	$41.35	$30.87	$29.88	$29.09	$32.07
Total return[2]	33.95%	3.31%	2.72%	(8.24)%	10.42%
Ratios to average net assets (annualized)
Gross expenses	1.92%	1.95%	1.97%	1.96%	1.95%
Net expenses	1.84%	1.84%	1.84%	1.79%	1.84%
Net investment loss	(0.68)%	(0.83)%	(0.88)%	(1.07)%	(1.32)%
Supplemental data
Portfolio turnover rate[3]	22%	25%	19%	27%	21%
Net assets, end of period (000s omitted)	$12,039	$11,834	$14,908	$33,022	$48,710

[1]	Calculated based upon average shares outstanding
[2]	Total return calculations do not include any sales charges.
[3]	Portfolio turnover rate includes the purchases and sales transactions of its wholly-owned subsidiary.
The accompanying notes are an integral part of these consolidated financial statements.

Wells Fargo Precious Metals Fund  |  17

Consolidated financial highlights
(For a share outstanding throughout each period)
	Year ended March 31
Administrator Class	2021	2020	2019	2018	2017
Net asset value, beginning of period	$35.66	$34.29	$33.09	$36.27	$32.98
Net investment income (loss)	0.17 [1]	0.02 [1]	0.01 [1]	(0.09) [1]	(0.17) [1]
Net realized and unrealized gains (losses) on investments	12.47	1.45	1.19	(2.59)	3.87
Total from investment operations	12.64	1.47	1.20	(2.68)	3.70
Distributions to shareholders from
Net investment income	(0.94)	(0.10)	0.00	(0.50)	(0.41)
Net asset value, end of period	$47.36	$35.66	$34.29	$33.09	$36.27
Total return	35.13%	4.24%	3.63%	(7.40)%	11.37%
Ratios to average net assets (annualized)
Gross expenses	1.09%	1.12%	1.14%	1.15%	1.12%
Net expenses	0.95%	0.95%	0.95%	0.91%	0.95%
Net investment income (loss)	0.31%	0.06%	0.04%	(0.25)%	(0.44)%
Supplemental data
Portfolio turnover rate[2]	22%	25%	19%	27%	21%
Net assets, end of period (000s omitted)	$13,976	$7,994	$8,086	$9,148	$15,325

[1]	Calculated based upon average shares outstanding
[2]	Portfolio turnover rate includes the purchases and sales transactions of its wholly-owned subsidiary.
The accompanying notes are an integral part of these consolidated financial statements.

18  |  Wells Fargo Precious Metals Fund

Consolidated financial highlights
(For a share outstanding throughout each period)
	Year ended March 31
Institutional Class	2021	2020	2019	2018	2017
Net asset value, beginning of period	$35.96	$34.57	$33.30	$36.47	$33.21
Net investment income (loss)	0.24	0.09 [1]	0.04	0.02	(0.09) [1]
Net realized and unrealized gains (losses) on investments	12.59	1.46	1.23	(2.67)	3.85
Total from investment operations	12.83	1.55	1.27	(2.65)	3.76
Distributions to shareholders from
Net investment income	(1.05)	(0.16)	0.00	(0.52)	(0.50)
Net asset value, end of period	$47.74	$35.96	$34.57	$33.30	$36.47
Total return	35.34%	4.43%	3.81%	(7.27)%	11.49%
Ratios to average net assets (annualized)
Gross expenses	0.84%	0.87%	0.89%	0.88%	0.88%
Net expenses	0.79%	0.79%	0.79%	0.73%	0.79%
Net investment income (loss)	0.37%	0.22%	0.21%	0.01%	(0.24)%
Supplemental data
Portfolio turnover rate[2]	22%	25%	19%	27%	21%
Net assets, end of period (000s omitted)	$127,406	$107,907	$95,431	$82,650	$89,680

[1]	Calculated based upon average shares outstanding
[2]	Portfolio turnover rate includes the purchases and sales transactions of its wholly-owned subsidiary.
The accompanying notes are an integral part of these consolidated financial statements.

Wells Fargo Precious Metals Fund  |  19

Notes to consolidated financial statements
1. ORGANIZATION
Wells Fargo Funds Trust (the "Trust"), a Delaware statutory trust organized on March 10, 1999, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"). As an investment company, the Trust follows the accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946, Financial Services – Investment Companies. These consolidated financial statements report on the Wells Fargo Precious Metals Fund (the "Fund") which is a non-diversified series of the Trust.
On February 23, 2021, Wells Fargo & Company announced that it has entered into a definitive agreement to sell Wells Fargo Asset Management ("WFAM") to GTCR LLC and Reverence Capital Partners, L.P. WFAM is the trade name used by the asset management businesses of Wells Fargo & Company and includes Wells Fargo Funds Management, LLC, the investment manager to the Fund, Wells Capital Management Incorporated and Wells Fargo Asset Management (International) Limited, both registered investment advisers providing sub-advisory services to certain funds, and Wells Fargo Funds Distributor, LLC, the Fund's principal underwriter. As part of the transaction, Wells Fargo & Company will own a 9.9% equity interest and will continue to serve as an important client and distribution partner. The transaction is expected to close in the second half of 2021, subject to customary closing conditions.
Consummation of the transaction will result in the automatic termination of the Fund's investment management agreement and sub-advisory agreement. The Fund's Board of Trustees will be asked to approve new investment management arrangements with the new company. If approved by the Board, the new investment management arrangements with the new company will be presented to the shareholders of the Fund for approval, and, if approved by shareholders, would take effect upon the closing of the transaction. The transaction is expected to close in the second half of 2021, subject to customary closing conditions.
2. INVESTMENT IN SUBSIDIARY
The Fund invests in precious metals and minerals through Special Investments (Cayman) SPC (the “Subsidiary”), a wholly owned subsidiary incorporated on May 3, 2005 under the laws of the Cayman Islands as an exempted segregated portfolio company with limited liability. As of March 31, 2021, the Subsidiary held $13,134,264 in gold bullion representing 99.56% of its net assets. The Fund is the sole shareholder of the Subsidiary. As of March 31, 2021, the Fund held $13,192,322, in the Subsidiary, representing 3.78% of the Fund’s net assets prior to consolidation.
The consolidated financial statements of the Fund include the financial results of the Subsidiary. The Consolidated Portfolio of Investments includes positions of the Fund and the Subsidiary and the consolidated financial statements include the accounts of the Fund and the Subsidiary. Accordingly, all interfund balances and transactions between the Fund and the Subsidiary have been eliminated in consolidation.
3. SIGNIFICANT ACCOUNTING POLICIES
The following significant accounting policies, which are consistently followed in the preparation of the consolidated financial statements of the Fund, are in conformity with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the consolidated financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
Securities valuation
All investments are valued each business day as of the close of regular trading on the New York Stock Exchange (generally 4 p.m. Eastern Time), although the Fund may deviate from this calculation time under unusual or unexpected circumstances.
Equity securities that are listed on a foreign or domestic exchange or market are valued at the official closing price or, if none, the last sales price. If no sale occurs on the principal exchange or market that day, a fair value price will be determined in accordance with the Fund’s Valuation Procedures.
The values of securities denominated in foreign currencies are translated into U.S. dollars at rates provided by an independent foreign currency pricing source at a time each business day specified by the Wells Fargo Asset Management Pricing Committee at Wells Fargo Funds Management, LLC ("Funds Management").
Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore may not fully reflect trading or events that occur after the close of the principal exchange in which the foreign securities are traded, but before the close of the New York Stock Exchange. If such trading or events are expected to materially affect the value of such securities, then fair value pricing procedures approved by the Board of Trustees of the Fund are applied. These procedures take into account multiple factors including movements in U.S. securities markets after foreign exchanges close.

20  |  Wells Fargo Precious Metals Fund

Notes to consolidated financial statements
Foreign securities that are fair valued under these procedures are categorized as Level 2 and the application of these procedures may result in transfers between Level 1 and Level 2. Depending on market activity, such fair valuations may be frequent. Such fair value pricing may result in net asset values that are higher or lower than net asset values based on the last reported sales price or latest quoted bid price. On March 31, 2021, such fair value pricing was not used in pricing foreign securities.
Investments in commodities are valued at their last traded price.
Investments in registered open-end investment companies are valued at net asset value.
Investments which are not valued using any of the methods discussed above are valued at their fair value, as determined in good faith by the Board of Trustees. The Board of Trustees has established a Valuation Committee comprised of the Trustees and has delegated to it the authority to take any actions regarding the valuation of portfolio securities that the Valuation Committee deems necessary or appropriate, including determining the fair value of portfolio securities, unless the determination has been delegated to the Wells Fargo Asset Management Pricing Committee. The Board of Trustees retains the authority to make or ratify any valuation decisions or approve any changes to the Valuation Procedures as it deems appropriate. On a quarterly basis, the Board of Trustees receives reports on any valuation actions taken by the Valuation Committee or the Wells Fargo Asset Management Pricing Committee which may include items for ratification.
Foreign currency translation
The accounting records of the Fund are maintained in U.S. dollars. The values of other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at rates provided by an independent foreign currency pricing source at a time each business day specified by the Wells Fargo Asset Management Pricing Committee. Purchases and sales of securities, and income and expenses are converted at the rate of exchange on the respective dates of such transactions. Net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded and the U.S. dollar equivalent of the amounts actually paid or received. Net unrealized foreign exchange gains and losses arise from changes in the fair value of assets and liabilities other than investments in securities resulting from changes in exchange rates. The changes in net assets arising from changes in exchange rates of securities and the changes in net assets resulting from changes in market prices of securities are not separately presented. Such changes are included in net realized and unrealized gains or losses from investments.
Security transactions and income recognition
Securities transactions are recorded on a trade date basis. Realized gains or losses are recorded on the basis of identified cost.
Dividend income is recognized on the ex-dividend date, except for certain dividends from foreign securities, which are recorded as soon as the custodian verifies the ex-dividend date. Dividend income from foreign securities is recorded net of foreign taxes withheld where recovery of such taxes is not assured.
Distributions to shareholders
Distributions to shareholders from net investment income and any net realized gains are recorded on the ex-dividend date and paid at least annually. Such distributions are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles. Dividend sources are estimated at the time of declaration. The tax character of distributions is determined as of the Fund's fiscal year end. Therefore, a portion of the Fund's distributions made prior to the Fund’s fiscal year end may be categorized as a tax return of capital at year end.
Federal and other taxes
The Fund intends to continue to qualify as a regulated investment company by distributing substantially all of its investment company taxable income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required.
The Subsidiary is classified as a controlled foreign corporation under Subchapter N of the Internal Revenue Code. Therefore, the Fund is required to increase its taxable income by its share of the Subsidiary’s income. Net investment losses of the Subsidiary cannot be deducted by the Fund in the current period nor carried forward to offset taxable income in future periods.
The Fund’s income and federal excise tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal and Delaware revenue authorities. Management has analyzed the Fund's tax positions taken on federal, state, and foreign tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.

Wells Fargo Precious Metals Fund  |  21

Notes to consolidated financial statements
As of March 31, 2021, the aggregate cost of all investments for federal income tax purposes was $220,149,359 and the unrealized gains (losses) consisted of:
Gross unrealized gains	$131,924,355
Gross unrealized losses	(5,133,870)
Net unrealized gains	$126,790,485
As of March 31, 2021, the Fund had capital loss carryforwards which consisted of $26,341,382 in short-term capital losses and $114,831,327 in long-term capital losses.
As of March 31, 2021, the Fund had current year deferred post-October capital losses consisting of $3,248,022 in short-term losses which will be recognized in the first day of the following fiscal year.
Class allocations
The separate classes of shares offered by the Fund differ principally in applicable sales charges, distribution, shareholder servicing, and administration fees. Class specific expenses are charged directly to that share class. Investment income, common fund-level expenses, and realized and unrealized gains (losses) on investments are allocated daily to each class of shares based on the relative proportion of net assets of each class.
4. FAIR VALUATION MEASUREMENTS
Fair value measurements of investments are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of the Fund’s investments. The three-level hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The Fund’s investments are classified within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement. The inputs are summarized into three broad levels as follows:
■	Level 1 – quoted prices in active markets for identical securities
■	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
■	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)
The inputs or methodologies used for valuing investments in securities are not necessarily an indication of the risk associated with investing in those securities.
The following is a summary of the inputs used in valuing the Fund’s assets and liabilities as of March 31, 2021:
	Quoted prices (Level 1)	Other significant observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total
Assets
Investments in:
Common stocks
Australia	$ 31,317,163	$ 0	$0	$ 31,317,163
Canada	193,466,296	27,849,989	0	221,316,285
South Africa	27,904,484	0	0	27,904,484
United States	47,369,465	0	0	47,369,465
Commodities	13,134,264	0	0	13,134,264
Short-term investments
Investment companies	5,898,183	0	0	5,898,183
Total assets	$319,089,855	$27,849,989	$0	$346,939,844
Additional sector, industry or geographic detail, if any, is included in the Consolidated Portfolio of Investments.
For the year ended March 31, 2021, the Fund did not have any transfers into/out of Level 3.

22  |  Wells Fargo Precious Metals Fund

Notes to consolidated financial statements
5. TRANSACTIONS WITH AFFILIATES
Management fee
Funds Management, an indirect wholly owned subsidiary of Wells Fargo & Company ("Wells Fargo"), is the manager of the Fund and provides advisory and fund-level administrative services under an investment management agreement. Under the investment management agreement, Funds Management is responsible for, among other services, implementing the investment objectives and strategies of the Fund, supervising the subadviser and providing fund-level administrative services in connection with the Fund’s operations. As compensation for its services under the investment management agreement, Funds Management is entitled to receive a management fee at the following annual rate based on the Fund’s average daily net assets:
Average daily net assets	Management fee
First $500 million	0.650%
Next $500 million	0.600
Next $1 billion	0.550
Next $2 billion	0.525
Next $1 billion	0.500
Next $5 billion	0.490
Over $10 billion	0.480
For the year ended March 31, 2021, the management fee was equivalent to an annual rate of 0.65% of the Fund’s average daily net assets.
The Subsidiary has entered into a separate advisory contract with Funds Management to manage the investment and reinvestment of its assets in conformity with its investment objectives and restrictions. Under this agreement, the Subsidiary does not pay Funds Management a fee for its services.
Funds Management has retained the services of a subadviser to provide daily portfolio management to the Fund. The fee for subadvisory services is borne by Funds Management. Wells Capital Management Incorporated, an affiliate of Funds Management and an indirect wholly owned subsidiary of Wells Fargo, is the subadviser to the Fund and is entitled to receive a fee from Funds Management at an annual rate starting at 0.40% and declining to 0.30% as the average daily net assets of the Fund increase.
Administration fees
Under a class-level administration agreement, Funds Management provides class-level administrative services to the Fund, which includes paying fees and expenses for services provided by the transfer agent, sub-transfer agents, omnibus account servicers and record-keepers. As compensation for its services under the class-level administration agreement, Funds Management receives an annual fee which is calculated based on the average daily net assets of each class as follows:
Class-level administration fee
Class A	0.21%
Class C	0.21
Administrator Class	0.13
Institutional Class	0.13
Waivers and/or expense reimbursements
Funds Management has contractually waived and/or reimbursed management and administration fees to the extent necessary to maintain certain net operating expense ratios for the Fund. When each class of the Fund has exceeded its expense cap, Funds Management has waived fees and/or reimbursed expenses from fund-level expenses on a proportionate basis and then from class specific expenses. When only certain classes exceed their expense caps, waivers and/or reimbursements are applied against class specific expenses before fund-level expenses. Funds Management has committed through July 31, 2021 to waive fees and/or reimburse expenses to the extent necessary to cap expenses. Prior to or after the commitment expiration date, the

Wells Fargo Precious Metals Fund  |  23

Notes to consolidated financial statements
cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees. The contractual expense caps are as follows:
Expense ratio caps
Class A	1.09%
Class C	1.84
Administrator Class	0.95
Institutional Class	0.79
Distribution fee
The Trust has adopted a distribution plan for Class C shares of the Fund pursuant to Rule 12b-1 under the 1940 Act. A distribution fee is charged charged to Class C shares and paid to Wells Fargo Funds Distributor, LLC ("Funds Distributor"), the principal underwriter, at an annual rate of 0.75% of the average daily net assets of Class C shares.
In addition, Funds Distributor is entitled to receive the front-end sales charge from the purchase of Class A shares and a contingent deferred sales charge on the redemption of certain Class A shares. Funds Distributor is also entitled to receive the contingent deferred sales charges from redemptions of Class C shares. For the year ended March 31, 2021, Funds Distributor received $21,951 from the sale of Class A shares and $160 in contingent deferred sales charges from redemptions of Class C shares. Funds Distributor did not receive any contingent deferred sales charges from Class A for the year ended March 31, 2021.
Shareholder servicing fees
The Trust has entered into contracts with one or more shareholder servicing agents, whereby Class A, Class C, and Administrator Class of the Fund are charged a fee at an annual rate of 0.25% of the average daily net assets of each respective class. A portion of these total shareholder servicing fees were paid to affiliates of Wells Fargo.
Interfund transactions
The Fund may purchase or sell portfolio investment securities to certain other Wells Fargo affiliates pursuant to Rule 17a-7 under the 1940 Act and under procedures adopted by the Board of Trustees. The procedures have been designed to ensure that these interfund transactions, which do not incur broker commissions, are effected at current market prices.
6. INVESTMENT PORTFOLIO TRANSACTIONS
Purchases and sales of investments, excluding U.S. government obligations (if any) and short-term securities, for the year ended March 31, 2021 were $89,484,471 and $109,213,763, respectively. These amounts include purchase and sales transactions of the Subsidiary.
7. BANK BORROWINGS
The Trust (excluding the money market funds), Wells Fargo Master Trust and Wells Fargo Variable Trust are parties to a $350,000,000 revolving credit agreement whereby the Fund is permitted to use bank borrowings for temporary or emergency purposes, such as to fund shareholder redemption requests. Interest under the credit agreement is charged to the Fund based on a borrowing rate equal to the higher of the Federal Funds rate in effect on that day plus 1.25% or the overnight LIBOR rate in effect on that day plus 1.25%. In addition, an annual commitment fee equal to 0.25% of the unused balance is allocated to each participating fund.
During the year ended March 31, 2021, the Fund had average borrowings outstanding of $51,387 at an average rate of 1.37% and paid interest in the amount of $704.
8. DISTRIBUTIONS TO SHAREHOLDERS
The tax character of distributions paid was $6,478,523 and $690,562 of ordinary income for the years ended March 31, 2021 and March 31, 2020, respectively.

24  |  Wells Fargo Precious Metals Fund

Notes to consolidated financial statements
As of March 31, 2021, the components of distributable earnings on a tax basis were as follows:
Undistributed ordinary income	Unrealized gains	Post-October capital losses deferred	Capital loss carryforward
$4,041,839	$126,793,364	$(3,248,022)	$(141,172,709)
9. CONCENTRATION RISKS
As of the end of the period, the Fund concentrated its portfolio of investments in precious metals and minerals with a geographic emphasis in Canada. A fund that invests a substantial portion of its assets in any sector or geographic region may be more affected by changes in that sector or geographic region than would be a fund whose investments are not heavily weighted in any sector or geographic region.
10. INDEMNIFICATION
Under the Fund's organizational documents, the officers and Trustees have been granted certain indemnification rights against certain liabilities that may arise out of performance of their duties to the Fund. The Fund has entered into a separate agreement with each Trustee that converts indemnification rights currently existing under the Fund’s organizational documents into contractual rights that cannot be changed in the future without the consent of the Trustee. Additionally, in the normal course of business, the Fund may enter into contracts with service providers that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated.
11. NEW ACCOUNTING PRONOUNCEMENT
In August 2018, FASB issued Accounting Standards Update (“ASU”) No. 2018-13, Fair Value Measurement (Topic 820) Disclosure Framework - Changes to the Disclosure Requirements for Fair Value Measurement. ASU 2018-13 updates the disclosure requirements on fair value measurements in Topic 820, Fair Value Measurements. The amendments are effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019. Management has adopted this guidance which did not have a material impact on the consolidated financial statements.
12. CORONAVIRUS (COVID-19) PANDEMIC
On March 11, 2020, the World Health Organization announced that it had made the assessment that coronavirus disease 2019 (“COVID-19”) is a pandemic. The impacts of COVID-19 are affecting the entire global economy, individual companies and investment products, the funds, and the market in general. There is significant uncertainty around the extent and duration of business disruptions related to COVID-19 and the impacts may last for an extended period of time. COVID-19 has led to significant uncertainty and volatility in the financial markets.

Wells Fargo Precious Metals Fund  |  25

Report of independent registered public accounting firm
To the Shareholders of the Fund and Board of Trustees
Wells Fargo Funds Trust:
Opinion on the Consolidated Financial Statements
We have audited the accompanying consolidated statement of assets and liabilities of Wells Fargo Precious Metals Fund and subsidiary (the Fund), one of the funds constituting Wells Fargo Funds Trust, including the consolidated portfolio of investments, as of March 31, 2021, the related consolidated statement of operations for the year then ended, the consolidated statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the consolidated financial statements) and the consolidated financial highlights for each of the years in the five-year period then ended. In our opinion, the consolidated financial statements and consolidated financial highlights present fairly, in all material respects, the financial position of the Fund as of March 31, 2021, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the consolidated financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These consolidated financial statements and consolidated financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these consolidated financial statements and consolidated financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements and consolidated financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the consolidated financial statements and consolidated financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the consolidated financial statements and consolidated financial highlights. Such procedures also included confirmation of securities owned as of March 31, 2021, by correspondence with the custodians and transfer agent. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the consolidated financial statements and consolidated financial highlights. We believe that our audits provide a reasonable basis for our opinion.
We have not been able to determine the specific year that we began serving as the auditor of one or more Wells Fargo Funds investment companies; however we are aware that we have served as the auditor of one or more Wells Fargo Funds investment companies since at least 1955.
Boston, Massachusetts
May 26, 2021

26  |  Wells Fargo Precious Metals Fund

Other information (unaudited)
TAX INFORMATION
For corporate shareholders, pursuant to Section 854 of the Internal Revenue Code, 23.59% of ordinary income dividends qualify for the corporate dividends-received deduction for the fiscal year ended March 31, 2021.
Pursuant to Section 854 of the Internal Revenue Code, $4,405,318 of income dividends paid during the fiscal year ended March 31, 2021 has been designated as qualified dividend income (QDI).
Pursuant to Section 853 of the Internal Revenue Code, the Fund expects to designate amounts as foreign taxes paid for the fiscal year ended March 31, 2021. Additional details will be available in the semiannual report.
PROXY VOTING INFORMATION
A description of the policies and procedures used to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-800-222-8222, visiting our website at wfam.com, or visiting the SEC website at sec.gov. Information regarding how the proxies related to portfolio securities were voted during the most recent 12-month period ended June 30 is available on the website at wfam.com or by visiting the SEC website at sec.gov.
QUARTERLY PORTFOLIO HOLDINGS INFORMATION
The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. Shareholders may view the filed Form N-PORT by visiting the SEC website at sec.gov.

Wells Fargo Precious Metals Fund  |  27

Other information (unaudited)
BOARD OF TRUSTEES AND OFFICERS
Each of the Trustees and Officers listed in the table below acts in identical capacities for each fund in the Wells Fargo family of funds, which consists of 142 mutual funds comprising the Wells Fargo Funds Trust, Wells Fargo Variable Trust, Wells Fargo Master Trust and four closed-end funds (collectively the “Fund Complex”). This table should be read in conjunction with the Prospectus and the Statement of Additional Information1. The mailing address of each Trustee and Officer is 525 Market Street, 12th Floor, San Francisco, CA 94105. Each Trustee and Officer serves an indefinite term, however, each Trustee serves such term until reaching the mandatory retirement age established by the Trustees.
Independent Trustees
Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships
William R. Ebsworth (Born 1957)	Trustee, since 2015	Retired. From 1984 to 2013, equities analyst, portfolio manager, research director and chief investment officer at Fidelity Management and Research Company in Boston, Tokyo, and Hong Kong, and retired in 2013 as Chief Investment Officer of Fidelity Strategic Advisers, Inc. where he led a team of investment professionals managing client assets. Prior thereto, Board member of Hong Kong Securities Clearing Co., Hong Kong Options Clearing Corp., the Thailand International Fund, Ltd., Fidelity Investments Life Insurance Company, and Empire Fidelity Investments Life Insurance Company. Audit Committee Chair and Investment Committee Chair of the Vincent Memorial Hospital Endowment (non-profit organization). Mr. Ebsworth is a CFA® charterholder.	N/A
Jane A. Freeman (Born 1953)	Trustee, since 2015; Chair Liaison, since 2018	Retired. From 2012 to 2014 and 1999 to 2008, Chief Financial Officer of Scientific Learning Corporation. From 2008 to 2012, Ms. Freeman provided consulting services related to strategic business projects. Prior to 1999, Portfolio Manager at Rockefeller & Co. and Scudder, Stevens & Clark. Board member of the Harding Loevner Funds from 1996 to 2014, serving as both Lead Independent Director and chair of the Audit Committee. Board member of the Russell Exchange Traded Funds Trust from 2011 to 2012 and the chair of the Audit Committee. Ms. Freeman is also an inactive Chartered Financial Analyst.	N/A
Isaiah Harris, Jr. (Born 1952)	Trustee, since 2009; Audit Committee Chair, since 2019	Retired. Chairman of the Board of CIGNA Corporation since 2009, and Director since 2005. From 2003 to 2011, Director of Deluxe Corporation. Prior thereto, President and CEO of BellSouth Advertising and Publishing Corp. from 2005 to 2007, President and CEO of BellSouth Enterprises from 2004 to 2005 and President of BellSouth Consumer Services from 2000 to 2003. Emeritus member of the Iowa State University Foundation Board of Governors. Emeritus Member of the Advisory Board of Iowa State University School of Business. Advisory Board Member, Palm Harbor Academy (private school). Mr. Harris is a certified public accountant (inactive status).	CIGNA Corporation
Judith M. Johnson (Born 1949)	Trustee, since 2008	Retired. Prior thereto, Chief Executive Officer and Chief Investment Officer of Minneapolis Employees Retirement Fund from 1996 to 2008. Ms. Johnson is an attorney, certified public accountant and a certified managerial accountant.	N/A
David F. Larcker (Born 1950)	Trustee, since 2009	James Irvin Miller Professor of Accounting at the Graduate School of Business (Emeritus), Stanford University, Director of the Corporate Governance Research Initiative and Senior Faculty of The Rock Center for Corporate Governance since 2006. From 2005 to 2008, Professor of Accounting at the Graduate School of Business, Stanford University. Prior thereto, Ernst & Young Professor of Accounting at The Wharton School, University of Pennsylvania from 1985 to 2005.	N/A

28  |  Wells Fargo Precious Metals Fund

Other information (unaudited)
Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships
Olivia S. Mitchell (Born 1953)	Trustee, since 2006; Nominating and Governance Committee Chair, since 2018	International Foundation of Employee Benefit Plans Professor, Wharton School of the University of Pennsylvania since 1993. Director of Wharton’s Pension Research Council and Boettner Center on Pensions & Retirement Research, and Research Associate at the National Bureau of Economic Research. Previously, Cornell University Professor from 1978 to 1993.	N/A
Timothy J. Penny (Born 1951)	Trustee, since 1996; Chair, since 2018	President and Chief Executive Officer of Southern Minnesota Initiative Foundation, a non-profit organization, since 2007. Member of the Board of Trustees of NorthStar Education Finance, Inc., a non-profit organization, since 2007.	N/A
James G. Polisson (Born 1959)	Trustee, since 2018	Retired. Chief Marketing Officer, Source (ETF) UK Services, Ltd, from 2015 to 2017. From 2012 to 2015, Principal of The Polisson Group, LLC, a management consulting, corporate advisory and principal investing company. Chief Executive Officer and Managing Director at Russell Investments, Global Exchange Traded Funds from 2010 to 2012. Managing Director of Barclays Global Investors from 1998 to 2010 and Global Chief Marketing Officer for iShares and Barclays Global Investors from 2000 to 2010. Trustee of the San Francisco Mechanics’ Institute, a non-profit organization, from 2013 to 2015. Board member of the Russell Exchange Traded Fund Trust from 2011 to 2012. Director of Barclays Global Investors Holdings Deutschland GmbH from 2006 to 2009. Mr. Polisson is an attorney and has a retired status with the Massachusetts and District of Columbia Bar Associations.	N/A
Pamela Wheelock (Born 1959)	Trustee, since January 2020; previously Trustee from January 2018 to July 2019	Board member of the Destination Medical Center Economic Development Agency, Rochester, Minnesota since 2019. Interim President of the McKnight Foundation from January to September 2020. Acting Commissioner, Minnesota Department of Human Services, July 2019 through September 2019. Human Services Manager (part-time), Minnesota Department of Human Services, October 2019 through December 2019. Chief Operating Officer, Twin Cities Habitat for Humanity from 2017 to 2019. Vice President of University Services, University of Minnesota from 2012 to 2016. Prior thereto, on the Board of Directors, Governance Committee and Finance Committee for the Minnesota Philanthropy Partners (Saint Paul Foundation) from 2012 to 2018, Interim Chief Executive Officer of Blue Cross Blue Shield of Minnesota from 2011 to 2012, Chairman of the Board from 2009 to 2012 and Board Director from 2003 to 2015. Vice President, Leadership and Community Engagement, Bush Foundation, Saint Paul, Minnesota (a private foundation) from 2009 to 2011. Executive Vice President and Chief Financial Officer, Minnesota Sports and Entertainment from 2004 to 2009 and Senior Vice President from 2002 to 2004. Executive Vice President of the Minnesota Wild Foundation from 2004 to 2008. Commissioner of Finance, State of Minnesota, from 1999 to 2002. Currently Board Chair of the Minnesota Wild Foundation since 2010.	N/A
*  Length of service dates reflect the Trustee’s commencement of service with the Trust’s predecessor entities, where applicable.

Wells Fargo Precious Metals Fund  |  29

Other information (unaudited)
Officers
Name and year of birth	Position held and length of service	Principal occupations during past five years or longer
Andrew Owen (Born 1960)	President, since 2017	Executive Vice President of Wells Fargo & Company and Head of Affiliated Managers, Wells Fargo Asset Management, since 2014. In addition, Mr. Owen is currently President, Chief Executive Officer and Director of Wells Fargo Funds Management, LLC since 2017. Prior thereto, Executive Vice President responsible for marketing, investments and product development for Wells Fargo Funds Management, LLC, from 2009 to 2014.
Jeremy DePalma (Born 1974)	Treasurer, since 2012 (for certain funds in the Fund Complex); since 2021 (for the remaining funds in the Fund Complex)	Senior Vice President of Wells Fargo Funds Management, LLC since 2009. Senior Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010 and head of the Fund Reporting and Control Team within Fund Administration from 2005 to 2010.
Michelle Rhee (Born 1966)	Chief Legal Officer, since 2019	Secretary of Wells Fargo Funds Management, LLC and Chief Legal Counsel of Wells Fargo Asset Management since 2018. Deputy General Counsel of Wells Fargo Bank, N.A. since 2020 and Assistant General Counsel of Wells Fargo Bank, N.A. from 2018 to 2020. Associate General Counsel and Managing Director of Bank of America Corporation from 2004 to 2018.
Catherine Kennedy (Born 1969)	Secretary, since 2019	Vice President of Wells Fargo Funds Management, LLC and Senior Counsel of the Wells Fargo Legal Department since 2010. Vice President and Senior Counsel of Evergreen Investment Management Company, LLC from 1998 to 2010.
Michael H. Whitaker (Born 1967)	Chief Compliance Officer, since 2016	Chief Compliance Officer of Wells Fargo Asset Management since 2016. Senior Vice President and Chief Compliance Officer for Fidelity Investments from 2007 to 2016.
1  The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-222-8222 or by visiting the website at wfam.com.

30  |  Wells Fargo Precious Metals Fund

For more information
More information about Wells Fargo Funds is available free upon request. To obtain literature, please write, visit the Fund's website, or call:
Wells Fargo Funds
P.O. Box 219967
Kansas City, MO 64121-9967
Website: wfam.com
Individual investors: 1-800-222-8222
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Institutional investment professionals: 1-866-765-0778
This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. If this report is used for promotional purposes, distribution of the report must be accompanied or preceded by a current prospectus. Before investing, please consider the investment objectives, risks, charges, and expenses of the investment. For a current prospectus and, if available, a summary prospectus, containing this information, call 1-800-222-8222 or visit the Fund's website at wfam.com. Read the prospectus carefully before you invest or send money.
Wells Fargo Asset Management (WFAM) is the trade name for certain investment advisory/management firms owned by Wells Fargo & Company. These firms include but are not limited to Wells Capital Management Incorporated and Wells Fargo Funds Management, LLC. Certain products managed by WFAM entities are distributed by Wells Fargo Funds Distributor, LLC (a broker-dealer and Member FINRA).
This material is for general informational and educational purposes only and is NOT intended to provide investment advice or a recommendation of any kind - including a recommendation for any specific investment, strategy, or plan.
 INVESTMENT PRODUCTS: NOT FDIC INSURED  ■  NO BANK GUARANTEE  ■  MAY LOSE VALUE
© 2021 Wells Fargo & Company. All rights reserved.
PAR-0421-00283 05-21
A316/AR316 03-21

Annual Report
March 31, 2021
Wells Fargo
Specialized Technology Fund

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The views expressed and any forward-looking statements are as of March 31, 2021, unless otherwise noted, and are those of the Fund's portfolio managers and/or Wells Fargo Asset Management. Discussions of individual securities or the markets generally are not intended as individual recommendations. Future events or results may vary significantly from those expressed in any forward-looking statements. The views expressed are subject to change at any time in response to changing circumstances in the market. Wells Fargo Asset Management and the Fund disclaim any obligation to publicly update or revise any views expressed or forward-looking statements.
 INVESTMENT PRODUCTS: NOT FDIC INSURED  ■  NO BANK GUARANTEE  ■  MAY LOSE VALUE

Wells Fargo Specialized Technology Fund  |  1

Letter to shareholders (unaudited)
Andrew Owen
President
Wells Fargo Funds
Dear Shareholder:
We are pleased to offer you this annual report for the Wells Fargo Specialized Technology Fund for the 12-month period that ended March 31, 2021. Despite the initial challenges presented by the spread of COVID-19 cases and the business restrictions implemented throughout much of the world, global stocks showed robust returns, supported by global stimulus programs, a rapid vaccination rollout, and a recovering consumer and corporate sentiment. Bond markets also produced positive returns, as investors searched for yield and diversification during difficult market stretches.
For the 12-month period, equities had robust returns, as policymakers continued to fight the effects of COVID-19. Emerging market stocks led both non-U.S. developed market equities and U.S. stocks. While gains from fixed-income securities were positive, they were more modest than equities. For the period, U.S. stocks, based on the S&P 500 Index,1 returned 56.35%. International stocks, as measured by the MSCI ACWI ex USA Index (Net),2 returned 49.91%, while the MSCI EM Index (Net),3 had stronger performance, with a 58.39% gain. Among bond indexes, the Bloomberg Barclays U.S. Aggregate Bond Index,4 returned 0.71%, the Bloomberg Barclays Global Aggregate ex-USD Index (unhedged),5 gained 7.15%, and the Bloomberg Barclays Municipal Bond Index,6 returned 5.51% while the ICE BofA U.S. High Yield Index,7 gained 23.31%.
The COVID-19 lockdown began almost a year ago.
Markets rebounded strongly through the spring, fueled by unprecedented government and central bank stimulus measures in the U.S. and globally. The U.S. economy contracted by an annualized 5.0% pace in the first quarter, with 30 million new unemployment insurance claims in six weeks. In the eurozone, first-quarter real gross domestic product (GDP) shrank 3.8%. China’s first-quarter GDP fell by 6.8% year over year. Extreme oil-price volatility continued as global supply far exceeded demand.
In May, investors regained confidence on reports of early success in human trials of a COVID-19 vaccine. Growth stocks outperformed value, while returns on global government bonds were flat. However, in the U.S., the April unemployment rate rose to 14.7%, its highest level since World War II. Purchasing managers’ indexes (PMIs), a monthly survey of purchasing managers, reflected broadly weakening activity in May. U.S. corporate earnings contracted 14% year over year from the first quarter of 2019. However, high demand for information technology (IT), driven by remote activity, supported robust IT sector earnings, which helped drive IT stocks higher.

[1]	The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value-weighted index with each stock's weight in the index proportionate to its market value. You cannot invest directly in an index.
[2]	The Morgan Stanley Capital International (MSCI) All Country World Index (ACWI) ex USA Index (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure the equity market performance of developed and emerging markets, excluding the United States. Source: MSCI. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indices or any securities or financial products. This report is not approved, reviewed, or produced by MSCI. You cannot invest directly in an index.

[1]	The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value-weighted index with each stock's weight in the index proportionate to its market value. You cannot invest directly in an index.
[3]	The MSCI Emerging Markets (EM) Index (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure equity market performance of emerging markets. You cannot invest directly in an index.

[1]	The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value-weighted index with each stock's weight in the index proportionate to its market value. You cannot invest directly in an index.
[4]	The Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment-grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities, and commercial mortgage-backed securities. You cannot invest directly in an index.

[1]	The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value-weighted index with each stock's weight in the index proportionate to its market value. You cannot invest directly in an index.
[5]	The Bloomberg Barclays Global Aggregate ex-USD Index (unhedged) is an unmanaged index that provides a broad-based measure of the global investment-grade fixed-income markets excluding the U.S. dollar-denominated debt market. You cannot invest directly in an index.

[1]	The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value-weighted index with each stock's weight in the index proportionate to its market value. You cannot invest directly in an index.
[6]	The Bloomberg Barclays Municipal Bond Index is an unmanaged index composed of long-term tax-exempt bonds with a minimum credit rating of Baa. You cannot invest directly in an index.

[1]	The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value-weighted index with each stock's weight in the index proportionate to its market value. You cannot invest directly in an index.
[7]	The ICE BofA U.S. High Yield Index is a market-capitalization-weighted index of domestic and Yankee high-yield bonds. The index tracks the performance of high-yield securities traded in the U.S. bond market. You cannot invest directly in an index. Copyright 2021. ICE Data Indices, LLC. All rights reserved.

2  |  Wells Fargo Specialized Technology Fund

Letter to shareholders (unaudited)
By June, economies started to reopen and global central banks committed to do all they could to provide economic support through liquidity and low borrowing costs. U.S. economic activity was aided by one-time $1,200 stimulus checks and $600 weekly bonus unemployment benefits that lasted through July. However, unemployment remained historically high and COVID-19 cases began to increase by late June. China’s economic recovery began to pick up momentum.
July was broadly positive for equities and fixed income. However, economic data and a resurgence of COVID-19 cases underscored the urgent need to regain control of the pandemic. Second-quarter GDP shrank from the previous quarter by 9.5% and 12.1% in the U.S. and the eurozone, respectively. In contrast, China’s second-quarter GDP grew 3.2% year over year. The U.S. economy added 1.8 million jobs in July, but a double-digit jobless rate persisted.
The stock market continued to rally in August despite concerns over rising numbers of U.S. and European COVID-19 cases as well as the expiration of the $600 weekly bonus unemployment benefit in July. Relatively strong second-quarter earnings boosted investor sentiment along with the U.S. Federal Reserve’s announcement of a monetary policy shift expected to support longer-term low interest rates. U.S. manufacturing and services activity indexes beat expectations while the U.S. housing market maintained strength. In Europe, retail sales expanded and consumer confidence was steady. China’s economy continued to expand.
Stocks grew more volatile in September on mixed economic data. U.S. economic activity continued to grow. However, U.S. unemployment remained elevated at 7.9% in September. With the U.S. Congress delaying further fiscal relief and uncertainties surrounding a possible vaccine, doubts crept back into the financial markets. In the U.K., a lack of progress in Brexit talks weighed on markets. China’s economy picked up steam, fueled by increased global demand.
In October, capital markets stepped back from their six-month rally. Market volatility rose in advance of the U.S. election and amid a global increase in COVID-19 infections. Europe introduced tighter restrictions affecting economic activity. U.S. markets looked favorably at the prospect of Democratic control of the federal purse strings, which could lead to additional fiscal stimulus and a boost to economic activity. Meanwhile, China reported 4.9% third-quarter GDP growth.
Global stocks rallied in November, propelled by optimism over three promising COVID-19 vaccines. Reversing recent trends, value stocks outperformed growth stocks and cyclical stocks outpaced IT stocks. However, U.S. unemployment remained elevated, with a net job loss of 10 million since February in 2020. The eurozone services PMI contracted sharply while the region’s manufacturing activity grew. The U.S. election results added to the upbeat mood as investors anticipated more consistent policies in the new administration.
Financial markets ended the year with strength on high expectations for a rapid rollout of the COVID-19 vaccines, the successful passage of a $900 billion stimulus package, and rising expectations of additional economic support from a Democratic-led Congress. U.S. economic data were mixed with still-elevated unemployment and weak retail sales but growth in manufacturing output. In contrast, China’s economic expansion continued in both manufacturing and nonmanufacturing. U.S. COVID-19 infection rates continued to rise even as new state and local lockdown measures were implemented.
The year 2021 began with emerging market stocks leading all major asset classes in January, driven by China’s strong economic growth and a broad recovery in corporate earnings, which propelled China’s stock market higher. In the United States, positive news on vaccine trials and January's expansion in both the manufacturing and services sectors was offset by a weak December monthly jobs report. This was compounded by technical factors as some hedge funds were forced to sell stocks to protect themselves against a well-publicized short squeeze coordinated by a group of retail investors. Eurozone sentiment and economic growth were particularly weak, reflecting the impact of a new lockdown with stricter social distancing along with a slow vaccine rollout.
“Global stocks rallied in November, propelled by optimism over three promising COVID-19 vaccines.”

Wells Fargo Specialized Technology Fund  |  3

Letter to shareholders (unaudited)
February saw major domestic equity indexes driven higher on the hope of a new stimulus bill, improving COVID-19 vaccination numbers, and the gradual reopening of the economy. Most S&P 500 companies reported better-than-expected earnings, with positive surprises coming from the financials, IT, health care, and materials sectors. Japan saw its economy strengthen as a result of strong export numbers. Meanwhile, crude oil prices continued their climb, rising more than 25% for the year. Domestic government bonds experienced a sharp sell-off in late February as markets priced in a more robust economic recovery and higher future growth and inflation expectations.
The passage of the massive domestic stimulus bill highlighted March activity, leading to increased forecasts for U.S. growth in 2021. Domestic employment surged as COVID-19 vaccinations and an increasingly open economy spurred hiring. A majority of U.S. small companies reported they are operating at pre-pandemic capacity or higher. Value continued its outperformance of growth in the month, continuing the trend that started in late 2020. Meanwhile, most major developed global equity indexes are up month to date on the back of rising optimism regarding the outlook for global growth. While the U.S. and U.K. have been the most successful in terms of the vaccine rollout, even markets where the vaccine has lagged, such as in the eurozone and Japan, equity indexes in many of those countries are also in positive territory this year.
Don’t let short-term uncertainty derail long-term investment goals.
Periods of investment uncertainty can present challenges, but experience has taught us that maintaining long-term investment goals can be an effective way to plan for the future. To help you create a sound strategy based on your personal goals and risk tolerance, Wells Fargo Funds offers more than 100 mutual funds spanning a wide range of asset classes and investment styles. Although diversification cannot guarantee an investment profit or prevent losses, we believe it can be an effective way to manage investment risk and potentially smooth out overall portfolio performance. We encourage investors to know their investments and to understand that appropriate levels of risk-taking may unlock opportunities.
Thank you for choosing to invest with Wells Fargo Funds. We appreciate your confidence in us and remain committed to helping you meet your financial needs.
Sincerely,
Andrew Owen
President
Wells Fargo Funds
“The passage of the massive domestic stimulus bill highlighted March activity, leading to increased forecasts for U.S. growth in 2021.”

For further information about your Fund, contact your investment professional, visit our website at wfam.com, or call us directly at 1-800-222-8222.

4  |  Wells Fargo Specialized Technology Fund

This page is intentionally left blank.

Performance highlights (unaudited)
Investment objective	The Fund seeks long-term capital appreciation.
Manager	Wells Fargo Funds Management, LLC
Subadviser	Allianz Global Investor U.S. LLC
Portfolio managers	Huachen Chen, CFA®‡, Walter C. Price, Jr., CFA®‡, Michael A. Seidenberg

Average annual total returns (%) as of March 31, 2021
		Including sales charge			Excluding sales charge			Expense ratios[1] (%)
	Inception date	1 year	5 year	10 year	1 year	5 year	10 year	Gross	Net [2]
Class A (WFSTX)	9-18-2000	67.41	26.98	17.58	77.67	28.49	18.28	1.36	1.35
Class C (WFTCX)	9-18-2000	75.67	27.57	17.41	76.67	27.57	17.41	2.11	2.10
Administrator Class (WFTDX)	7-30-2010	–	–	–	77.92	28.61	18.44	1.28	1.28
Institutional Class (WFTIX)[3]	10-31-2016	–	–	–	78.30	28.86	18.56	1.03	1.03
S&P North American Technology Index[4]	–	–	–	–	72.02	27.97	20.47	–	–
S&P 500 Index[5]	–	–	–	–	56.35	16.29	13.91	–	–
Figures quoted represent past performance, which is no guarantee of future results, and do not reflect taxes that a shareholder may pay on an investment in a fund. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted, which assumes the reinvestment of dividends and capital gains. Current month-end performance is available on the Fund’s website, wfam.com.
Please keep in mind that high double-digit returns were primarily achieved during favorable market conditions. You should not expect that such favorable returns can be consistently achieved. A fund’s performance, especially for short time periods, should not be the sole factor in making your investment decision.
While the S&P 500 Index is comprised of U.S. equity securities of companies diversified across ten sectors, the Fund’s holdings are concentrated primarily in technology related stocks. Therefore, the performance of the S&P 500 Index is displayed only to show how the concentrated Fund performed compared with a diversified selection of U.S. equity securities.
Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses, or any taxes. It is not possible to invest directly in an index.
For Class A shares, the maximum front-end sales charge is 5.75%. For Class C shares, the maximum contingent deferred sales charge is 1.00%. Performance including a contingent deferred sales charge assumes the sales charge for the corresponding time period. Administrator Class and Institutional Class shares are sold without a front-end sales charge or contingent deferred sales charge.
[1]	Reflects the expense ratios as stated in the most recent prospectuses. The expense ratios shown are subject to change and may differ from the annualized expense ratios shown in the financial highlights of this report.
[2]	The manager has contractually committed through July 31, 2021, to waive fees and/or reimburse expenses to the extent necessary to cap total annual fund operating expenses after fee waivers at 1.35% for Class A, 2.10% for Class C, 1.28% for Administrator Class, and 1.03% for Institutional Class. Brokerage commissions, stamp duty fees, interest, taxes, acquired fund fees and expenses (if any), and extraordinary expenses are excluded from the expense caps. Prior to or after the commitment expiration date, the caps may be increased or the commitment to maintain the caps may be terminated only with the approval of the Board of Trustees. Without these caps, the Fund’s returns would have been lower. The expense ratio paid by an investor is the net expense ratio (the total annual fund operating expenses after fee waivers) as stated in the prospectuses.
[3]	Historical performance shown for the Institutional Class shares prior to their inception reflects the performance of the Administrator Class shares, and includes the higher expenses applicable to the Administrator Class shares. If these expenses had not been included, returns for the Institutional Class shares would be higher.
[4]	The S&P North American Technology Index is a modified market-capitalization-weighted index of select technology stocks. You cannot invest directly in an index.
[5]	The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value weighted index with each stock’s weight in the index proportionate to its market value. You cannot invest directly in an index.

‡	CFA® and Chartered Financial Analyst® are trademarks owned by CFA Institute.

6  |  Wells Fargo Specialized Technology Fund

Performance highlights (unaudited)
Growth of $10,000 investment as of March 31, 20211
[1]	The chart compares the performance of Class A shares for the most recent ten years with the S&P North American Technology Sector Index and the S&P 500 Index. The chart assumes a hypothetical investment of $10,000 in Class A shares and reflects all operating expenses and assumes the maximum initial sales charge of 5.75%.
Stock values fluctuate in response to the activities of individual companies and general market and economic conditions. Funds that concentrate their investments in limited sectors, such as information technology, are more vulnerable to adverse market, economic, regulatory, political, or other developments affecting those sectors. Certain investment strategies tend to increase the total risk of an investment (relative to the broader market). The Fund is exposed to convertible securities risk, foreign investment risk, non-diversification risk, and smaller-company securities risk. Consult the Fund’s prospectus for additional information on these and other risks.

Wells Fargo Specialized Technology Fund  |  7

Performance highlights (unaudited)

8  |  Wells Fargo Specialized Technology Fund

Performance highlights (unaudited)
MANAGER'S DISCUSSION
Fund Highlights
■	The Fund outperformed its benchmark, the S&P North American Technology Index, for the 12-month period that ended March 31, 2021.
■	The Fund’s overweights to some high-growth software companies, providing services such as cloud, communications, and cybersecurity, contributed to relative returns.
Information technology (IT) continues to be a rich source of investment returns.
IT companies across multiple industries continued to demonstrate strong earnings growth and delivered stronger stock returns relative to the broad market. The period included much higher market volatility amid the COVID-19 crisis in early 2020. While there is elevated economic uncertainty ahead, businesses and consumers continue to turn to innovative technologies to improve productivity and reduce costs.
We believe one of the most attractive qualities of the IT sector is the common emergence of new and disruptive trends. Many of these new technologies could expand the influence of technology into other areas of the economy as well as draw value from predecessor technologies within the sector. Our primary goal continues to be identifying these major trends ahead of the crowd and investing in the emerging leaders.
Over the 12-month period, we increased our exposure to select semiconductor companies that we believe are attractively valued and should benefit from higher demand over time. The industry should benefit from improving global economic growth and higher demand for semiconductor content from technologies such as cloud computing, artificial intelligence, 5G, electric vehicles, and connected devices. We also added to some technology hardware companies positioned to benefit from stronger demand as economic growth improves. Conversely, we reduced exposure to some high-growth software companies that performed exceptionally well in 2020.
Over the course of the year, as we saw higher volatility and a rapidly changing economic landscape, we repositioned some holdings and reallocated proceeds to areas we believe had more attractive risk/reward characteristics. The largest contributors to the Fund’s realized gains included stocks that have been significant outperformers in recent years, mostly higher-growth software stocks. We continue to hold positions in these stocks, but in our view, the near-term risks associated with the economic changes warranted smaller exposure.
Ten largest holdings (%) as of March 31, 2021[1]
Alphabet Incorporated Class C	5.65
Facebook Incorporated Class A	5.18
Amazon.com Incorporated	4.35
Twilio Incorporated Class A	4.26
Apple Incorporated	4.11
Paycom Software Incorporated	3.47
Micron Technology Incorporated	3.29
HubSpot Incorporated	2.90
PayPal Holdings Incorporated	2.47
Lam Research Corporation	2.41
[1]	Figures represent the percentage of the Fund's net assets. Holdings are subject to change and may have changed since the date specified.
Overweights to Twilio Incorporated and CrowdStrike Holdings, Incorporated, were the largest contributors.
Twilio provides a cloud-based platform that enables developers to build, scale, and operate real-time communications within software applications as a pay-as-you-go service. Shares surged after the company reported solid earnings results and management offered a strong outlook. Weakness in verticals like travel and hospitality were offset by new use cases catalyzed by the pandemic, such as remote contact center, contactless delivery, distance learning, and telehealth.
CrowdStrike Holdings delivered strong results over the period as revenue and billings growth accelerated. The robust growth demonstrates that the company is benefiting from tailwinds generated by an acceleration in digital transformation and a shift in workforces moving to a work-from-home model as organizations of all sizes prioritize security platform adoption. Traditional perimeter-based security architectures have become far less effective as more organizations adopt cloud-based applications.
Other top contributors to relative returns included overweights to HubSpot, Incorporated; Square, Incorporated; and Tesla, Incorporated.

Wells Fargo Specialized Technology Fund  |  9

Performance highlights (unaudited)
Sector allocation as of March 31, 2021[1]
[1]	Figures represent the percentage of the Fund's long-term investments. These amounts are subject to change and may have changed since the date specified.
Our underweight to Shopify Incorporated and our overweight to RingCentral, Incorporated, were key detractors.
RingCentral*1 reported strong quarterly financial results, driven by subscription revenue growth of 32% year over year, and management raised full-year guidance. Despite the positive results, shares underperformed as some investors were concerned by elevated customer churn rates as well as potential growth deceleration as economies reopen. The company’s cloud-based solution replaces legacy business communication systems and offers advantages such as minimal up-front investment, rapid deployment, increased functionality, and ease of management.
Shopify operates a cloud-based commerce platform designed for small and medium-size businesses. The firm's platform provides merchants with a single view of business and customers and enables them to manage products and inventory, process orders and payments, build customer relationships, and leverage analytics and reporting. The company saw a strong increase in demand amid the COVID-19 pandemic. The Fund was underweight relative to the benchmark for most of the period.
Other top detractors from relative returns included an overweight to Netflix, Incorporated, and underweights to Booking Holdings Incorporated and Snap Incorporated (for most of the period).
We retain an optimistic outlook for the IT sector and for the Fund.
In our view, the IT sector continues to benefit from strong tailwinds, which should continue to drive attractive long-term appreciation. There is no question in our minds that the present events around the COVID-19 crisis will spur the use of technology and change how we live and work in the future. The need for companies to operate more efficiently should accelerate the move to cheaper and more productive solutions, such as cloud, software as a service, artificial intelligence, and cybersecurity. We are in a period of rapid change, where the importance of technology is key to the prosperity of most industries. This environment is likely to provide attractive growth opportunities in many technology stocks over the next several years.

[1]	* This security was no longer held at the end of the reporting period.

10  |  Wells Fargo Specialized Technology Fund

Fund expenses (unaudited)
As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges (if any) on redemptions and (2) ongoing costs, including management fees, distribution (12b-1) and/or shareholder servicing fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The example is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period from October 1, 2020 to March 31, 2021.
Actual expenses
The “Actual” line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Actual” line under the heading entitled “Expenses paid during period” for your applicable class of shares to estimate the expenses you paid on your account during this period.
Hypothetical example for comparison purposes
The “Hypothetical” line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and contingent deferred sales charges. Therefore, the “Hypothetical” line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
	Beginning account value 10-1-2020	Ending account value 3-31-2021	Expenses paid during the period[1]	Annualized net expense ratio
Class A
Actual	$1,000.00	$1,160.74	$ 7.16	1.33%
Hypothetical (5% return before expenses)	$1,000.00	$1,018.30	$ 6.69	1.33%
Class C
Actual	$1,000.00	$1,155.89	$11.23	2.09%
Hypothetical (5% return before expenses)	$1,000.00	$1,014.51	$10.50	2.09%
Administrator Class
Actual	$1,000.00	$1,161.42	$ 6.79	1.26%
Hypothetical (5% return before expenses)	$1,000.00	$1,018.65	$ 6.34	1.26%
Institutional Class
Actual	$1,000.00	$1,162.35	$ 5.44	1.01%
Hypothetical (5% return before expenses)	$1,000.00	$1,019.90	$ 5.09	1.01%
1 Expenses paid is equal to the annualized net expense ratio of each class multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect the one-half-year period).

Wells Fargo Specialized Technology Fund  |  11

Portfolio of investments—March 31, 2021

	Shares	Value
Common stocks: 95.41%
Communication services: 16.47%
Entertainment: 0.51%
Activision Blizzard Incorporated	10,075	$ 936,975
Netflix Incorporated †	3,675	1,917,101
Take-Two Interactive Software Incorporated †	3,570	630,819
		3,484,895
Interactive media & services: 14.80%
Alphabet Incorporated Class A †	3,780	7,796,326
Alphabet Incorporated Class C †	18,635	38,548,915
Facebook Incorporated Class A †	120,170	35,393,670
Pinterest Incorporated Class A †	107,885	7,986,727
Snap Incorporated Class A †	87,070	4,552,890
Tencent Holdings Limited	9,900	776,810
Zillow Group Incorporated Class A †	11,335	1,489,192
ZoomInfo Technologies Incorporated †	92,300	4,513,470
		101,058,000
Media: 1.05%
Comcast Corporation Class A	132,440	7,166,328
Wireless telecommunication services: 0.11%
SoftBank Group Corporation	8,400	707,808
Consumer discretionary: 10.24%
Auto components: 0.26%
Aptiv plc †	12,745	1,757,536
Automobiles: 1.29%
General Motors Company †	123,250	7,081,945
Tesla Motors Incorporated †	1,015	677,949
Volkswagen AG	2,875	1,042,472
		8,802,366
Hotels, restaurants & leisure: 4.05%
Airbnb Incorporated Class A †	19,067	3,583,452
Booking Holdings Incorporated †	3,910	9,109,674
Expedia Group Incorporated	87,015	14,977,022
		27,670,148
Internet & direct marketing retail: 4.64%
Amazon.com Incorporated †	9,605	29,718,638
Trip.com Group Limited ADR †	49,405	1,957,920
		31,676,558
Health care: 0.17%
Health care technology: 0.17%
Veeva Systems Incorporated Class A †	4,555	1,189,948
Industrials: 1.70%
Electrical equipment: 0.02%
Bloom Energy Corporation Class A †	3,825	103,466
The accompanying notes are an integral part of these financial statements.

12  |  Wells Fargo Specialized Technology Fund

Portfolio of investments—March 31, 2021

	Shares	Value
Road & rail: 1.68%
Lyft Incorporated Class A †	145,960	$ 9,221,753
Uber Technologies Incorporated †	41,595	2,267,343
		11,489,096
Information technology: 66.83%
Communications equipment: 0.75%
Cisco Systems Incorporated	59,105	3,056,320
F5 Networks Incorporated †	9,825	2,049,692
		5,106,012
Electronic equipment, instruments & components: 3.54%
Amphenol Corporation Class A	23,110	1,524,567
Cognex Corporation	9,425	782,181
Flex Limited †	378,890	6,937,476
IPG Photonics Corporation †	10,495	2,213,815
Samsung SDI Company Limited	21,754	12,686,229
		24,144,268
IT services: 17.07%
Adyen NV 144A†	1,340	2,991,194
DXC Technology Company	59,731	1,867,191
EPAM Systems Incorporated †	4,010	1,590,727
Fidelity National Information Services Incorporated	21,071	2,962,793
Fiserv Incorporated †	34,100	4,059,264
Global Payments Incorporated	23,729	4,783,292
MasterCard Incorporated Class A	24,445	8,703,642
MongoDB Incorporated †	34,560	9,242,381
Okta Incorporated †	74,205	16,357,008
PayPal Holdings Incorporated †	69,360	16,843,382
Shopify Incorporated Class A †	1,140	1,261,410
Snowflake Incorporated Class A †	9,831	2,254,052
Square Incorporated Class A †	64,110	14,556,176
Twilio Incorporated Class A †	85,350	29,083,866
		116,556,378
Semiconductors & semiconductor equipment: 19.31%
Advanced Micro Devices Incorporated †	26,885	2,110,473
Applied Materials Incorporated	92,620	12,374,032
Cree Incorporated †	18,760	2,028,519
Infineon Technologies AG	195,690	8,297,054
KLA Corporation	3,190	1,053,976
Lam Research Corporation	27,680	16,476,243
Micron Technology Incorporated †	254,695	22,466,646
NVIDIA Corporation	11,375	6,073,454
NXP Semiconductors NV	45,530	9,167,010
ON Semiconductor Corporation †	158,155	6,580,830
Qorvo Incorporated †	34,055	6,221,849
SK Hynix Incorporated	77,922	9,122,744
Skyworks Solutions Incorporated	29,885	5,483,300
Taiwan Semiconductor Manufacturing Company Limited ADR	101,610	12,018,431
Teradyne Incorporated	51,870	6,311,542
Tokyo Electron Limited	14,300	6,042,872
		131,828,975
The accompanying notes are an integral part of these financial statements.

Wells Fargo Specialized Technology Fund  |  13

Portfolio of investments—March 31, 2021

	Shares	Value
Software: 15.01%
Alteryx Incorporated Class A †	38,730	$ 3,213,041
Asana Incorporated Class A †	187,910	5,370,468
Autodesk Incorporated †	5,635	1,561,740
Cloudflare Incorporated Class A †	9,270	651,310
Crowdstrike Holdings Incorporated Class A †	80,095	14,618,138
CyberArk Software Limited †	10,835	1,401,399
Datadog Incorporated Class A †	18,755	1,563,042
FireEye Incorporated †	55,717	1,090,382
HubSpot Incorporated †	43,600	19,803,556
Microsoft Corporation	40,025	9,436,694
Palo Alto Networks Incorporated †	4,770	1,536,226
Paycom Software Incorporated †	63,995	23,681,990
The Trade Desk Incorporated †	1,675	1,091,531
Varonis Systems Incorporated †	56,260	2,888,388
Workday Incorporated Class A †	5,910	1,468,221
Zoom Video Communications Incorporated †	1,695	544,587
Zscaler Incorporated †	73,325	12,587,703
		102,508,416
Technology hardware, storage & peripherals: 11.15%
Apple Incorporated	229,630	28,049,305
Hewlett Packard Enterprise Company	266,340	4,192,192
HP Incorporated	238,280	7,565,390
Pure Storage Incorporated Class A †	141,005	3,037,248
Samsung Electronics Company Limited	194,366	13,979,582
Seagate Technology plc	109,820	8,428,685
Western Digital Corporation	163,240	10,896,270
		76,148,672
Total Common stocks (Cost $416,042,647)		651,398,870

		Yield
Short-term investments: 4.82%
Investment companies: 4.82%
Wells Fargo Government Money Market Fund Select Class ♠∞		0.03%	32,924,749	32,924,749
Total Short-term investments (Cost $32,924,749)				32,924,749
Total investments in securities (Cost $448,967,396)	100.23%			684,323,619
Other assets and liabilities, net	(0.23)			(1,584,482)
Total net assets	100.00%			$682,739,137

†	Non-income-earning security
144A	The security may be resold in transactions exempt from registration, normally to qualified institutional buyers, pursuant to Rule 144A under the Securities Act of 1933.
♠	The issuer of the security is an affiliated person of the Fund as defined in the Investment Company Act of 1940.
∞	The rate represents the 7-day annualized yield at period end.

Abbreviations:
ADR	American depositary receipt
The accompanying notes are an integral part of these financial statements.

14  |  Wells Fargo Specialized Technology Fund

Portfolio of investments—March 31, 2021
Investments in affiliates
An affiliated investment is an investment in which the Fund owns at least 5% of the outstanding voting shares of the issuer or as a result of other relationships, such as the Fund and the issuer having the same investment manager. Transactions with issuers that were either affiliated persons of the Fund at the beginning of the period or the end of the period were as follows:
	Value, beginning of period	Purchases	Sales proceeds	Net realized gains (losses)	Net change in unrealized gains (losses)	Value, end of period	% of net assets	Shares, end of period	Income from affiliated securities
Short-term investments
Investment companies
Securities Lending Cash Investments LLC	$ 53,595	$ 58,090,305	$ (58,143,905)	$11	$ (6)	$ 0		0	$ 1,519#
Wells Fargo Government Money Market Fund Select Class	18,610,094	293,060,725	(278,746,070)	0	0	32,924,749		32,924,749	19,904
				$11	$(6)	$32,924,749	4.82%		$21,423

#	Amount shown represents income before fees and rebates.
The accompanying notes are an integral part of these financial statements.

Wells Fargo Specialized Technology Fund  |  15

Statement of assets and liabilities—March 31, 2021

Assets
Investments in unaffiliated securities, at value (cost $416,042,647)	$ 651,398,870
Investments in affiliated securites, at value (cost $32,924,749)	32,924,749
Receivable for investments sold	5,863,952
Receivable for dividends	661,668
Receivable for Fund shares sold	371,260
Receivable for securities lending income, net	141
Prepaid expenses and other assets	21,445
Total assets	691,242,085
Liabilities
Payable for investments purchased	7,445,034
Management fee payable	496,349
Payable for Fund shares redeemed	230,802
Administration fees payable	116,468
Distribution fee payable	7,748
Trustees’ fees and expenses payable	2,270
Accrued expenses and other liabilities	204,277
Total liabilities	8,502,948
Total net assets	$682,739,137
Net assets consist of
Paid-in capital	$ 287,350,756
Total distributable earnings	395,388,381
Total net assets	$682,739,137
Computation of net asset value and offering price per share
Net assets – Class A	$ 575,422,467
Shares outstanding – Class A1	31,013,756
Net asset value per share – Class A	$18.55
Maximum offering price per share – Class A2	$19.68
Net assets – Class C	$ 12,017,258
Shares outstanding – Class C1	950,586
Net asset value per share – Class C	$12.64
Net assets – Administrator Class	$ 9,635,639
Shares outstanding – Administrator Class[1]	503,723
Net asset value per share – Administrator Class	$19.13
Net assets – Institutional Class	$ 85,663,773
Shares outstanding – Institutional Class[1]	4,417,410
Net asset value per share – Institutional Class	$19.39
[1]	The Fund has an unlimited number of authorized shares
[2]	Maximum offering price is computed as 100/94.25 of net asset value. On investments of $50,000 or more, the offering price is reduced.
The accompanying notes are an integral part of these financial statements.

16  |  Wells Fargo Specialized Technology Fund

Statement of operations—year ended March 31, 2021

Investment income
Dividends (net of foreign withholdings taxes of $160,226)	$ 2,196,930
Income from affiliated securities	25,223
Total investment income	2,222,153
Expenses
Management fee	5,251,612
Administration fees
Class A	1,092,633
Class C	24,450
Administrator Class	13,419
Institutional Class	96,532
Shareholder servicing fees
Class A	1,300,080
Class C	29,022
Administrator Class	25,644
Distribution fee
Class C	87,185
Custody and accounting fees	47,371
Professional fees	42,400
Registration fees	71,957
Shareholder report expenses	53,546
Trustees’ fees and expenses	19,425
Other fees and expenses	17,010
Total expenses	8,172,286
Less: Fee waivers and/or expense reimbursements
Class A	(62,267)
Class C	(111)
Administrator Class	(616)
Institutional Class	(3,433)
Net expenses	8,105,859
Net investment loss	(5,883,706)
Realized and unrealized gains (losses) on investments
Net realized gains on
Unaffiliated securities	190,286,856
Affiliated securities	11
Net realized gains on investments	190,286,867
Net change in unrealized gains (losses) on
Unaffiliated securities	131,087,255
Affiliated securities	(6)
Net change in unrealized gains (losses) on investments	131,087,249
Net realized and unrealized gains (losses) on investments	321,374,116
Net increase in net assets resulting from operations	$315,490,410
The accompanying notes are an integral part of these financial statements.

Wells Fargo Specialized Technology Fund  |  17

Statement of changes in net assets

	Year ended March 31, 2021		Year ended March 31, 2020
Operations
Net investment loss		$ (5,883,706)		$ (3,722,238)
Net realized gains on investments		190,286,867		74,062,664
Net change in unrealized gains (losses) on investments		131,087,249		(74,516,995)
Net increase (decrease) in net assets resulting from operations		315,490,410		(4,176,569)
Distributions to shareholders from
Net investment income and net realized gains
Class A		(78,405,462)		(31,171,888)
Class C		(2,280,902)		(1,047,506)
Administrator Class		(1,513,807)		(1,113,358)
Institutional Class		(10,489,201)		(4,318,998)
Total distributions to shareholders		(92,689,372)		(37,651,750)
Capital share transactions	Shares		Shares
Proceeds from shares sold
Class A	2,163,000	37,972,273	1,724,961	23,395,221
Class C	302,791	3,665,611	171,525	1,707,541
Administrator Class	223,472	3,909,027	266,990	3,760,903
Institutional Class	1,553,730	28,178,733	1,773,569	24,663,966
		73,725,644		53,527,631
Reinvestment of distributions
Class A	4,189,570	75,118,993	2,378,590	30,303,237
Class C	186,253	2,279,734	107,421	999,020
Administrator Class	80,808	1,493,323	84,495	1,104,349
Institutional Class	553,428	10,360,173	323,832	4,268,105
		89,252,223		36,674,711
Payment for shares redeemed
Class A	(3,902,978)	(70,093,344)	(5,688,194)	(76,162,836)
Class C	(451,677)	(5,823,540)	(517,350)	(5,055,114)
Administrator Class	(758,411)	(11,851,802)	(1,040,848)	(14,045,822)
Institutional Class	(1,566,683)	(28,632,320)	(1,951,266)	(27,057,139)
		(116,401,006)		(122,320,911)
Net increase (decrease) in net assets resulting from capital share transactions		46,576,861		(32,118,569)
Total increase (decrease) in net assets		269,377,899		(73,946,888)
Net assets
Beginning of period		413,361,238		487,308,126
End of period		$ 682,739,137		$ 413,361,238
The accompanying notes are an integral part of these financial statements.

18  |  Wells Fargo Specialized Technology Fund

Financial highlights
(For a share outstanding throughout each period)
	Year ended March 31
Class A	2021	2020	2019	2018	2017
Net asset value, beginning of period	$12.08	$13.33	$14.08	$10.95	$9.39
Net investment loss	(0.16)	(0.11)	(0.11)	(0.10) [1]	(0.03) [1]
Net realized and unrealized gains (losses) on investments	9.44	(0.01)	2.06	4.20	2.17
Total from investment operations	9.28	(0.12)	1.95	4.10	2.14
Distributions to shareholders from
Net realized gains	(2.81)	(1.13)	(2.70)	(0.97)	(0.58)
Net asset value, end of period	$18.55	$12.08	$13.33	$14.08	$10.95
Total return[2]	77.67%	(1.31)%	16.80%	38.41%	23.55%
Ratios to average net assets (annualized)
Gross expenses	1.35%	1.39%	1.40%	1.41%	1.44%
Net expenses	1.34%	1.37%	1.39%	1.41%	1.44%
Net investment loss	(0.98)%	(0.80)%	(0.77)%	(0.75)%	(0.28)%
Supplemental data
Portfolio turnover rate	146%	149%	107%	109%	131%
Net assets, end of period (000s omitted)	$575,422	$344,949	$401,990	$353,552	$266,329

[1]	Calculated based upon average shares outstanding
[2]	Total return calculations do not include any sales charges.
The accompanying notes are an integral part of these financial statements.

Wells Fargo Specialized Technology Fund  |  19

Financial highlights
(For a share outstanding throughout each period)
	Year ended March 31
Class C	2021	2020	2019	2018	2017
Net asset value, beginning of period	$8.80	$10.09	$11.38	$9.06	$7.92
Net investment loss	(0.17)	(0.16) [1]	(0.17) [1]	(0.16)	(0.09) [1]
Net realized and unrealized gains (losses) on investments	6.82	(0.00) [2]	1.58	3.45	1.81
Total from investment operations	6.65	(0.16)	1.41	3.29	1.72
Distributions to shareholders from
Net realized gains	(2.81)	(1.13)	(2.70)	(0.97)	(0.58)
Net asset value, end of period	$12.64	$8.80	$10.09	$11.38	$9.06
Total return[3]	76.67%	(2.15)%	16.01%	37.45%	22.59%
Ratios to average net assets (annualized)
Gross expenses	2.10%	2.14%	2.15%	2.16%	2.19%
Net expenses	2.10%	2.13%	2.14%	2.16%	2.19%
Net investment loss	(1.75)%	(1.57)%	(1.52)%	(1.49)%	(1.03)%
Supplemental data
Portfolio turnover rate	146%	149%	107%	109%	131%
Net assets, end of period (000s omitted)	$12,017	$8,035	$11,615	$15,932	$12,827

[1]	Calculated based upon average shares outstanding
[2]	Amount is more than $(0.005)
[3]	Total return calculations do not include any sales charges.
The accompanying notes are an integral part of these financial statements.

20  |  Wells Fargo Specialized Technology Fund

Financial highlights
(For a share outstanding throughout each period)
	Year ended March 31
Administrator Class	2021	2020	2019	2018	2017
Net asset value, beginning of period	$12.40	$13.65	$14.34	$11.12	$9.52
Net investment loss	(0.16)	(0.10) [1]	(0.09) [1]	(0.09) [1]	(0.02)
Net realized and unrealized gains (losses) on investments	9.70	(0.02)	2.10	4.28	2.20
Total from investment operations	9.54	(0.12)	2.01	4.19	2.18
Distributions to shareholders from
Net realized gains	(2.81)	(1.13)	(2.70)	(0.97)	(0.58)
Net asset value, end of period	$19.13	$12.40	$13.65	$14.34	$11.12
Total return	77.92%	(1.28)%	17.02%	38.55%	23.65%
Ratios to average net assets (annualized)
Gross expenses	1.27%	1.31%	1.32%	1.33%	1.36%
Net expenses	1.27%	1.28%	1.29%	1.32%	1.33%
Net investment loss	(0.91)%	(0.71)%	(0.65)%	(0.66)%	(0.17)%
Supplemental data
Portfolio turnover rate	146%	149%	107%	109%	131%
Net assets, end of period (000s omitted)	$9,636	$11,873	$22,480	$19,140	$39,833

[1]	Calculated based upon average shares outstanding
The accompanying notes are an integral part of these financial statements.

Wells Fargo Specialized Technology Fund  |  21

Financial highlights
(For a share outstanding throughout each period)
	Year ended March 31
Institutional Class	2021	2020	2019	2018	2017 [1]
Net asset value, beginning of period	$12.51	$13.73	$14.37	$11.12	$10.42
Net investment income (loss)	(0.12)	(0.07)	(0.07)	(0.05)	0.01 [2]
Net realized and unrealized gains (losses) on investments	9.81	(0.02)	2.13	4.27	1.27
Total from investment operations	9.69	(0.09)	2.06	4.22	1.28
Distributions to shareholders from
Net realized gains	(2.81)	(1.13)	(2.70)	(0.97)	(0.58)
Net asset value, end of period	$19.39	$12.51	$13.73	$14.37	$11.12
Total return[3]	78.30%	(1.05)%	17.25%	38.91%	12.97%
Ratios to average net assets (annualized)
Gross expenses	1.02%	1.06%	1.07%	1.08%	1.11%
Net expenses	1.02%	1.03%	1.04%	1.07%	1.08%
Net investment income (loss)	(0.66)%	(0.47)%	(0.42)%	(0.40)%	0.17%
Supplemental data
Portfolio turnover rate	146%	149%	107%	109%	131%
Net assets, end of period (000s omitted)	$85,664	$48,504	$51,223	$27,509	$19,869

[1]	For the period from October 31, 2016 (commencement of class operations) to March 31, 2017
[2]	Calculated based upon average shares outstanding
[3]	Returns for periods of less than one year are not annualized.
The accompanying notes are an integral part of these financial statements.

22  |  Wells Fargo Specialized Technology Fund

Notes to financial statements
1. ORGANIZATION
Wells Fargo Funds Trust (the "Trust"), a Delaware statutory trust organized on March 10, 1999, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"). As an investment company, the Trust follows the accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946, Financial Services – Investment Companies. These financial statements report on the Wells Fargo Specialized Technology Fund (the "Fund") which is a non-diversified series of the Trust.
On February 23, 2021, Wells Fargo & Company announced that it has entered into a definitive agreement to sell Wells Fargo Asset Management ("WFAM") to GTCR LLC and Reverence Capital Partners, L.P. WFAM is the trade name used by the asset management businesses of Wells Fargo & Company and includes Wells Fargo Funds Management, LLC, the investment manager to the Fund, Wells Capital Management Incorporated and Wells Fargo Asset Management (International) Limited, both registered investment advisers providing sub-advisory services to certain funds, and Wells Fargo Funds Distributor, LLC, the Fund's principal underwriter. As part of the transaction, Wells Fargo & Company will own a 9.9% equity interest and will continue to serve as an important client and distribution partner. The transaction is expected to close in the second half of 2021, subject to customary closing conditions.
Consummation of the transaction will result in the automatic termination of the Fund's investment management agreement and sub-advisory agreement. The Fund's Board of Trustees will be asked to approve new investment management arrangements with the new company. If approved by the Board, the new investment management arrangements with the new company will be presented to the shareholders of the Fund for approval, and, if approved by shareholders, would take effect upon the closing of the transaction. The transaction is expected to close in the second half of 2021, subject to customary closing conditions.
2. SIGNIFICANT ACCOUNTING POLICIES
The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Fund, are in conformity with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
Securities valuation
All investments are valued each business day as of the close of regular trading on the New York Stock Exchange (generally 4 p.m. Eastern Time), although the Fund may deviate from this calculation time under unusual or unexpected circumstances.
Equity securities that are listed on a foreign or domestic exchange or market are valued at the official closing price or, if none, the last sales price. If no sale occurs on the principal exchange or market that day, a fair value price will be determined in accordance with the Fund’s Valuation Procedures.
The values of securities denominated in foreign currencies are translated into U.S. dollars at rates provided by an independent foreign currency pricing source at a time each business day specified by the Wells Fargo Asset Management Pricing Committee at Wells Fargo Funds Management, LLC ("Funds Management").
Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore may not fully reflect trading or events that occur after the close of the principal exchange in which the foreign securities are traded, but before the close of the New York Stock Exchange. If such trading or events are expected to materially affect the value of such securities, then fair value pricing procedures approved by the Board of Trustees of the Fund are applied. These procedures take into account multiple factors including movements in U.S. securities markets after foreign exchanges close. Foreign securities that are fair valued under these procedures are categorized as Level 2 and the application of these procedures may result in transfers between Level 1 and Level 2. Depending on market activity, such fair valuations may be frequent. Such fair value pricing may result in net asset values that are higher or lower than net asset values based on the last reported sales price or latest quoted bid price. On March 31, 2021, such fair value pricing was not used in pricing foreign securities.
Investments in registered open-end investment companies are valued at net asset value. Interests in non-registered investment companies that are redeemable at net asset value are fair valued normally at net asset value.
Investments which are not valued using any of the methods discussed above are valued at their fair value, as determined in good faith by the Board of Trustees. The Board of Trustees has established a Valuation Committee comprised of the Trustees and has delegated to it the authority to take any actions regarding the valuation of portfolio securities that the Valuation

Wells Fargo Specialized Technology Fund  |  23

Notes to financial statements
Committee deems necessary or appropriate, including determining the fair value of portfolio securities, unless the determination has been delegated to the Wells Fargo Asset Management Pricing Committee. The Board of Trustees retains the authority to make or ratify any valuation decisions or approve any changes to the Valuation Procedures as it deems appropriate. On a quarterly basis, the Board of Trustees receives reports on any valuation actions taken by the Valuation Committee or the Wells Fargo Asset Management Pricing Committee which may include items for ratification.
Foreign currency translation
The accounting records of the Fund are maintained in U.S. dollars. The values of other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at rates provided by an independent foreign currency pricing source at a time each business day specified by the Wells Fargo Asset Management Pricing Committee. Purchases and sales of securities, and income and expenses are converted at the rate of exchange on the respective dates of such transactions. Net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded and the U.S. dollar equivalent of the amounts actually paid or received. Net unrealized foreign exchange gains and losses arise from changes in the fair value of assets and liabilities other than investments in securities resulting from changes in exchange rates. The changes in net assets arising from changes in exchange rates of securities and the changes in net assets resulting from changes in market prices of securities are not separately presented. Such changes are included in net realized and unrealized gains or losses from investments.
Securities lending
The Fund may lend its securities from time to time in order to earn additional income in the form of fees or interest on securities received as collateral or the investment of any cash received as collateral. When securities are on loan, the Fund receives interest or dividends on those securities. Cash collateral received in connection with its securities lending transactions is invested in Securities Lending Cash Investments, LLC (the "Securities Lending Fund"). Investments in Securities Lending Fund are valued at the evaluated bid price provided by an independent pricing service. Income earned from investment in the Securities Lending Fund (net of fees and rebates), if any, is included in income from affiliated securities on the Statement of Operations.
In a securities lending transaction, the net asset value of the Fund is affected by an increase or decrease in the value of the securities loaned and by an increase or decrease in the value of the instrument in which collateral is invested. The amount of securities lending activity undertaken by the Fund fluctuates from time to time. The Fund has the right under the lending agreement to recover the securities from the borrower on demand. In the event of default or bankruptcy by the borrower, the Fund may be prevented from recovering the loaned securities or gaining access to the collateral or may experience delays or costs in doing so. In such an event, the terms of the agreement allow the unaffiliated securities lending agent to use the collateral to purchase replacement securities on behalf of the Fund or pay the Fund the market value of the loaned securities. The Fund bears the risk of loss with respect to depreciation of its investment of the cash collateral.
Security transactions and income recognition
Securities transactions are recorded on a trade date basis. Realized gains or losses are recorded on the basis of identified cost.
Dividend income is recognized on the ex-dividend date. Income is recorded net of foreign taxes withheld where recovery of such taxes is not assured.
Distributions to shareholders
Distributions to shareholders from net investment income and any net realized gains are recorded on the ex-dividend date and paid at least annually. Such distributions are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles. Dividend sources are estimated at the time of declaration. The tax character of distributions is determined as of the Fund's fiscal year end. Therefore, a portion of the Fund's distributions made prior to the Fund’s fiscal year end may be categorized as a tax return of capital at year end.
Federal and other taxes
The Fund intends to continue to qualify as a regulated investment company by distributing substantially all of its investment company taxable income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required.
The Fund’s income and federal excise tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal and Delaware revenue authorities. Management has analyzed the Fund's tax positions taken on federal, state, and foreign tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.

24  |  Wells Fargo Specialized Technology Fund

Notes to financial statements
As of March 31, 2021, the aggregate cost of all investments for federal income tax purposes was $457,867,782 and the unrealized gains (losses) consisted of:
Gross unrealized gains	$230,490,999
Gross unrealized losses	(4,035,162)
Net unrealized gains	$226,455,837
Class allocations
The separate classes of shares offered by the Fund differ principally in applicable sales charges, distribution, shareholder servicing, and administration fees. Class specific expenses are charged directly to that share class. Investment income, common fund-level expenses, and realized and unrealized gains (losses) on investments are allocated daily to each class of shares based on the relative proportion of net assets of each class.
3. FAIR VALUATION MEASUREMENTS
Fair value measurements of investments are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of the Fund’s investments. The three-level hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The Fund’s investments are classified within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement. The inputs are summarized into three broad levels as follows:
■	Level 1 – quoted prices in active markets for identical securities
■	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
■	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)
The inputs or methodologies used for valuing investments in securities are not necessarily an indication of the risk associated with investing in those securities.
The following is a summary of the inputs used in valuing the Fund’s assets and liabilities as of March 31, 2021:
	Quoted prices (Level 1)	Other significant observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total
Assets
Investments in:
Common stocks
Communication services	$ 112,417,031	$0	$0	$ 112,417,031
Consumer discretionary	69,906,608	0	0	69,906,608
Health care	1,189,948	0	0	1,189,948
Industrials	11,592,562	0	0	11,592,562
Information technology	456,292,721	0	0	456,292,721
Short-term investments
Investment companies	32,924,749	0	0	32,924,749
Total assets	$684,323,619	$0	$0	$684,323,619
Additional sector, industry or geographic detail, if any, is included in the Portfolio of Investments.
For the year ended March 31, 2021, the Fund did not have any transfers into/out of Level 3.
4. TRANSACTIONS WITH AFFILIATES AND OTHER EXPENSES
Management fee
Funds Management, an indirect wholly owned subsidiary of Wells Fargo & Company ("Wells Fargo"), is the manager of the Fund and provides advisory and fund-level administrative services under an investment management agreement. Under the investment management agreement, Funds Management is responsible for, among other services, implementing the

Wells Fargo Specialized Technology Fund  |  25

Notes to financial statements
investment objectives and strategies of the Fund, supervising the subadviser and providing fund-level administrative services in connection with the Fund’s operations. As compensation for its services under the investment management agreement, Funds Management is entitled to receive a management fee at the following annual rate based on the Fund’s average daily net assets:
Average daily net assets	Management fee	Rate prior to June 1, 2020
First $500 million	0.850%	0.880%
Next $500 million	0.840	0.875
Next $1 billion	0.815	0.850
Next $2 billion	0.790	0.825
Next $1 billion	0.765	0.800
Next $5 billion	0.755	0.790
Over $10 billion	0.745	0.780
For the year ended March 31, 2021, the management fee was equivalent to an annual rate of 0.85% of the Fund’s average daily net assets.
Funds Management has retained the services of a subadviser to provide daily portfolio management to the Fund. The fee for subadvisory services is borne by Funds Management. Allianz Global Investor U.S. LLC, which is not an affiliate of Funds Management, is the subadviser to the Fund and is entitled to receive a fee from Funds Management at an annual rate starting at 0.57% and declining to 0.50% as the average daily net assets of the Fund increase. Prior to June 1, 2020, Allianz Global Investor U.S. LLC received a fee at an annual rate which started at 0.80% and declined to 0.55% as the average daily net assets increased.
Administration fees
Under a class-level administration agreement, Funds Management provides class-level administrative services to the Fund, which includes paying fees and expenses for services provided by the transfer agent, sub-transfer agents, omnibus account servicers and record-keepers. As compensation for its services under the class-level administration agreement, Funds Management receives an annual fee which is calculated based on the average daily net assets of each class as follows:
Class-level administration fee
Class A	0.21%
Class C	0.21
Administrator Class	0.13
Institutional Class	0.13
Waivers and/or expense reimbursements
Funds Management has contractually waived and/or reimbursed management and administration fees to the extent necessary to maintain certain net operating expense ratios for the Fund. When each class of the Fund has exceeded its expense cap, Funds Management has waived fees and/or reimbursed expenses from fund-level expenses on a proportionate basis and then from class specific expenses. When only certain classes exceed their expense caps, waivers and/or reimbursements are applied against class specific expenses before fund-level expenses. Funds Management has committed through July 31, 2021 to waive fees and/or reimburse expenses to the extent necessary to cap expenses. Prior to or after the commitment expiration date, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees. The contractual expense caps are as follows:

26  |  Wells Fargo Specialized Technology Fund

Notes to financial statements
Expense ratio caps
Class A	1.35%
Class C	2.10
Administrator Class	1.28
Institutional Class	1.03
Prior to June 1, 2020, the Fund's expenses were capped at 1.38% for Class A shares and 2.13% for Class C shares.
Distribution fee
The Trust has adopted a distribution plan for Class C shares of the Fund pursuant to Rule 12b-1 under the 1940 Act. A distribution fee is charged charged to Class C shares and paid to Wells Fargo Funds Distributor, LLC ("Funds Distributor"), the principal underwriter, at an annual rate of 0.75% of the average daily net assets of Class C shares.
In addition, Funds Distributor is entitled to receive the front-end sales charge from the purchase of Class A shares and a contingent deferred sales charge on the redemption of certain Class A shares. Funds Distributor is also entitled to receive the contingent deferred sales charges from redemptions of Class C shares. For the year ended March 31, 2021, Funds Distributor received $20,153 from the sale of Class A shares and $60 in contingent deferred sales charges from redemptions of Class C shares. Funds Distributor did not receive any contingent deferred sales charges from Class A for the year ended March 31, 2021.
Shareholder servicing fees
The Trust has entered into contracts with one or more shareholder servicing agents, whereby Class A, Class C, and Administrator Class of the Fund are charged a fee at an annual rate of 0.25% of the average daily net assets of each respective class. A portion of these total shareholder servicing fees were paid to affiliates of Wells Fargo.
Interfund transactions
The Fund may purchase or sell portfolio investment securities to certain other Wells Fargo affiliates pursuant to Rule 17a-7 under the 1940 Act and under procedures adopted by the Board of Trustees. The procedures have been designed to ensure that these interfund transactions, which do not incur broker commissions, are effected at current market prices.
5. INVESTMENT PORTFOLIO TRANSACTIONS
Purchases and sales of investments, excluding U.S. government obligations (if any) and short-term securities, for the year ended March 31, 2021 were $850,905,735 and $906,190,243, respectively.
6. SECURITIES LENDING TRANSACTIONS
The Fund lends its securities through an unaffiliated securities lending agent and receives collateral in the form of cash or securities with a value at least equal to the value of the securities on loan. The value of the loaned securities is determined at the close of each business day and any increases or decreases in the required collateral are exchanged between the Fund and the counterparty on the next business day. Cash collateral received is invested in the Securities Lending Fund which seeks to provide a positive return compared to the daily Federal Funds Open Rate by investing in high-quality, U.S. dollar-denominated short-term money market instruments and is exempt from registration under Section 3(c)(7) of the 1940 Act. Securities Lending Fund is managed by Funds Management and is subadvised by Wells Capital Management Incorporated ("WellsCap"), an affiliate of Funds Management and an indirect wholly owned subsidiary of Wells Fargo. Funds Management receives an advisory fee starting at 0.05% and declining to 0.01% as the average daily net assets of the Securities Lending Fund increase. All of the fees received by Funds Management are paid to WellsCap for its services as subadviser.
In the event of counterparty default or the failure of a borrower to return a loaned security, the Fund has the right to use the collateral to offset any losses incurred. As of March 31, 2021, the Fund did not have any securities on loan.
7. BANK BORROWINGS
The Trust (excluding the money market funds), Wells Fargo Master Trust and Wells Fargo Variable Trust are parties to a $350,000,000 revolving credit agreement whereby the Fund is permitted to use bank borrowings for temporary or emergency purposes, such as to fund shareholder redemption requests. Interest under the credit agreement is charged to the Fund based on a borrowing rate equal to the higher of the Federal Funds rate in effect on that day plus 1.25% or the overnight LIBOR rate in effect on that day plus 1.25%. In addition, an annual commitment fee equal to 0.25% of the unused balance is allocated to each participating fund.

Wells Fargo Specialized Technology Fund  |  27

Notes to financial statements
For the year ended March 31, 2021, there were no borrowings by the Fund under the agreement.
8. DISTRIBUTIONS TO SHAREHOLDERS
The tax character of distributions paid was $92,689,372 and $37,651,750 of long-term capital gain for the years ended March 31, 2021 and March 31, 2020, respectively.
As of March 31, 2021, the components of distributable earnings on a tax basis were as follows:
Undistributed ordinary income	Undistributed long-term gain	Unrealized gains
$59,299,754	$109,646,975	$226,441,652
9. CONCENTRATION RISKS
As of the end of the period, the Fund concentrated its portfolio of investments in the information technology sector. A fund that invests a substantial portion of its assets in any sector may be more affected by changes in that sector than would be a fund whose investments are not heavily weighted in any sector.
10. INDEMNIFICATION
Under the Fund's organizational documents, the officers and Trustees have been granted certain indemnification rights against certain liabilities that may arise out of performance of their duties to the Fund. The Fund has entered into a separate agreement with each Trustee that converts indemnification rights currently existing under the Fund’s organizational documents into contractual rights that cannot be changed in the future without the consent of the Trustee. Additionally, in the normal course of business, the Fund may enter into contracts with service providers that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated.
11. NEW ACCOUNTING PRONOUNCEMENT
In August 2018, FASB issued Accounting Standards Update (“ASU”) No. 2018-13, Fair Value Measurement (Topic 820) Disclosure Framework - Changes to the Disclosure Requirements for Fair Value Measurement. ASU 2018-13 updates the disclosure requirements on fair value measurements in Topic 820, Fair Value Measurements. The amendments are effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019. Management has adopted this guidance which did not have a material impact on the financial statements.
12. CORONAVIRUS (COVID-19) PANDEMIC
On March 11, 2020, the World Health Organization announced that it had made the assessment that coronavirus disease 2019 (“COVID-19”) is a pandemic. The impacts of COVID-19 are affecting the entire global economy, individual companies and investment products, the funds, and the market in general. There is significant uncertainty around the extent and duration of business disruptions related to COVID-19 and the impacts may last for an extended period of time. COVID-19 has led to significant uncertainty and volatility in the financial markets.

28  |  Wells Fargo Specialized Technology Fund

Report of independent registered public accounting firm
To the Shareholders of the Fund and Board of Trustees
Wells Fargo Funds Trust:
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities of Wells Fargo Specialized Technology Fund (the Fund), one of the funds constituting Wells Fargo Funds Trust, including the portfolio of investments, as of March 31, 2021, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the financial statements) and the financial highlights for each of the years or periods in the five-year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of March 31, 2021, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of March 31, 2021, by correspondence with the custodian, transfer agent and brokers, or by other appropriate auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.
We have not been able to determine the specific year that we began serving as the auditor of one or more Wells Fargo Funds investment companies; however we are aware that we have served as the auditor of one or more Wells Fargo Funds investment companies since at least 1955.
Boston, Massachusetts
May 26, 2021

Wells Fargo Specialized Technology Fund  |  29

Other information (unaudited)
TAX INFORMATION
Long-term capital gains in the amount of $92,689,372 were distributed in connection with Fund share redemptions.
PROXY VOTING INFORMATION
A description of the policies and procedures used to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-800-222-8222, visiting our website at wfam.com, or visiting the SEC website at sec.gov. Information regarding how the proxies related to portfolio securities were voted during the most recent 12-month period ended June 30 is available on the website at wfam.com or by visiting the SEC website at sec.gov.
QUARTERLY PORTFOLIO HOLDINGS INFORMATION
The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. Shareholders may view the filed Form N-PORT by visiting the SEC website at sec.gov.

30  |  Wells Fargo Specialized Technology Fund

Other information (unaudited)
BOARD OF TRUSTEES AND OFFICERS
Each of the Trustees and Officers listed in the table below acts in identical capacities for each fund in the Wells Fargo family of funds, which consists of 142 mutual funds comprising the Wells Fargo Funds Trust, Wells Fargo Variable Trust, Wells Fargo Master Trust and four closed-end funds (collectively the “Fund Complex”). This table should be read in conjunction with the Prospectus and the Statement of Additional Information1. The mailing address of each Trustee and Officer is 525 Market Street, 12th Floor, San Francisco, CA 94105. Each Trustee and Officer serves an indefinite term, however, each Trustee serves such term until reaching the mandatory retirement age established by the Trustees.
Independent Trustees
Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships
William R. Ebsworth (Born 1957)	Trustee, since 2015	Retired. From 1984 to 2013, equities analyst, portfolio manager, research director and chief investment officer at Fidelity Management and Research Company in Boston, Tokyo, and Hong Kong, and retired in 2013 as Chief Investment Officer of Fidelity Strategic Advisers, Inc. where he led a team of investment professionals managing client assets. Prior thereto, Board member of Hong Kong Securities Clearing Co., Hong Kong Options Clearing Corp., the Thailand International Fund, Ltd., Fidelity Investments Life Insurance Company, and Empire Fidelity Investments Life Insurance Company. Audit Committee Chair and Investment Committee Chair of the Vincent Memorial Hospital Endowment (non-profit organization). Mr. Ebsworth is a CFA® charterholder.	N/A
Jane A. Freeman (Born 1953)	Trustee, since 2015; Chair Liaison, since 2018	Retired. From 2012 to 2014 and 1999 to 2008, Chief Financial Officer of Scientific Learning Corporation. From 2008 to 2012, Ms. Freeman provided consulting services related to strategic business projects. Prior to 1999, Portfolio Manager at Rockefeller & Co. and Scudder, Stevens & Clark. Board member of the Harding Loevner Funds from 1996 to 2014, serving as both Lead Independent Director and chair of the Audit Committee. Board member of the Russell Exchange Traded Funds Trust from 2011 to 2012 and the chair of the Audit Committee. Ms. Freeman is also an inactive Chartered Financial Analyst.	N/A
Isaiah Harris, Jr. (Born 1952)	Trustee, since 2009; Audit Committee Chair, since 2019	Retired. Chairman of the Board of CIGNA Corporation since 2009, and Director since 2005. From 2003 to 2011, Director of Deluxe Corporation. Prior thereto, President and CEO of BellSouth Advertising and Publishing Corp. from 2005 to 2007, President and CEO of BellSouth Enterprises from 2004 to 2005 and President of BellSouth Consumer Services from 2000 to 2003. Emeritus member of the Iowa State University Foundation Board of Governors. Emeritus Member of the Advisory Board of Iowa State University School of Business. Advisory Board Member, Palm Harbor Academy (private school). Mr. Harris is a certified public accountant (inactive status).	CIGNA Corporation
Judith M. Johnson (Born 1949)	Trustee, since 2008	Retired. Prior thereto, Chief Executive Officer and Chief Investment Officer of Minneapolis Employees Retirement Fund from 1996 to 2008. Ms. Johnson is an attorney, certified public accountant and a certified managerial accountant.	N/A
David F. Larcker (Born 1950)	Trustee, since 2009	James Irvin Miller Professor of Accounting at the Graduate School of Business (Emeritus), Stanford University, Director of the Corporate Governance Research Initiative and Senior Faculty of The Rock Center for Corporate Governance since 2006. From 2005 to 2008, Professor of Accounting at the Graduate School of Business, Stanford University. Prior thereto, Ernst & Young Professor of Accounting at The Wharton School, University of Pennsylvania from 1985 to 2005.	N/A

Wells Fargo Specialized Technology Fund  |  31

Other information (unaudited)
Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships
Olivia S. Mitchell (Born 1953)	Trustee, since 2006; Nominating and Governance Committee Chair, since 2018	International Foundation of Employee Benefit Plans Professor, Wharton School of the University of Pennsylvania since 1993. Director of Wharton’s Pension Research Council and Boettner Center on Pensions & Retirement Research, and Research Associate at the National Bureau of Economic Research. Previously, Cornell University Professor from 1978 to 1993.	N/A
Timothy J. Penny (Born 1951)	Trustee, since 1996; Chair, since 2018	President and Chief Executive Officer of Southern Minnesota Initiative Foundation, a non-profit organization, since 2007. Member of the Board of Trustees of NorthStar Education Finance, Inc., a non-profit organization, since 2007.	N/A
James G. Polisson (Born 1959)	Trustee, since 2018	Retired. Chief Marketing Officer, Source (ETF) UK Services, Ltd, from 2015 to 2017. From 2012 to 2015, Principal of The Polisson Group, LLC, a management consulting, corporate advisory and principal investing company. Chief Executive Officer and Managing Director at Russell Investments, Global Exchange Traded Funds from 2010 to 2012. Managing Director of Barclays Global Investors from 1998 to 2010 and Global Chief Marketing Officer for iShares and Barclays Global Investors from 2000 to 2010. Trustee of the San Francisco Mechanics’ Institute, a non-profit organization, from 2013 to 2015. Board member of the Russell Exchange Traded Fund Trust from 2011 to 2012. Director of Barclays Global Investors Holdings Deutschland GmbH from 2006 to 2009. Mr. Polisson is an attorney and has a retired status with the Massachusetts and District of Columbia Bar Associations.	N/A
Pamela Wheelock (Born 1959)	Trustee, since January 2020; previously Trustee from January 2018 to July 2019	Board member of the Destination Medical Center Economic Development Agency, Rochester, Minnesota since 2019. Interim President of the McKnight Foundation from January to September 2020. Acting Commissioner, Minnesota Department of Human Services, July 2019 through September 2019. Human Services Manager (part-time), Minnesota Department of Human Services, October 2019 through December 2019. Chief Operating Officer, Twin Cities Habitat for Humanity from 2017 to 2019. Vice President of University Services, University of Minnesota from 2012 to 2016. Prior thereto, on the Board of Directors, Governance Committee and Finance Committee for the Minnesota Philanthropy Partners (Saint Paul Foundation) from 2012 to 2018, Interim Chief Executive Officer of Blue Cross Blue Shield of Minnesota from 2011 to 2012, Chairman of the Board from 2009 to 2012 and Board Director from 2003 to 2015. Vice President, Leadership and Community Engagement, Bush Foundation, Saint Paul, Minnesota (a private foundation) from 2009 to 2011. Executive Vice President and Chief Financial Officer, Minnesota Sports and Entertainment from 2004 to 2009 and Senior Vice President from 2002 to 2004. Executive Vice President of the Minnesota Wild Foundation from 2004 to 2008. Commissioner of Finance, State of Minnesota, from 1999 to 2002. Currently Board Chair of the Minnesota Wild Foundation since 2010.	N/A
*  Length of service dates reflect the Trustee’s commencement of service with the Trust’s predecessor entities, where applicable.

32  |  Wells Fargo Specialized Technology Fund

Other information (unaudited)
Officers
Name and year of birth	Position held and length of service	Principal occupations during past five years or longer
Andrew Owen (Born 1960)	President, since 2017	Executive Vice President of Wells Fargo & Company and Head of Affiliated Managers, Wells Fargo Asset Management, since 2014. In addition, Mr. Owen is currently President, Chief Executive Officer and Director of Wells Fargo Funds Management, LLC since 2017. Prior thereto, Executive Vice President responsible for marketing, investments and product development for Wells Fargo Funds Management, LLC, from 2009 to 2014.
Jeremy DePalma (Born 1974)	Treasurer, since 2012 (for certain funds in the Fund Complex); since 2021 (for the remaining funds in the Fund Complex)	Senior Vice President of Wells Fargo Funds Management, LLC since 2009. Senior Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010 and head of the Fund Reporting and Control Team within Fund Administration from 2005 to 2010.
Michelle Rhee (Born 1966)	Chief Legal Officer, since 2019	Secretary of Wells Fargo Funds Management, LLC and Chief Legal Counsel of Wells Fargo Asset Management since 2018. Deputy General Counsel of Wells Fargo Bank, N.A. since 2020 and Assistant General Counsel of Wells Fargo Bank, N.A. from 2018 to 2020. Associate General Counsel and Managing Director of Bank of America Corporation from 2004 to 2018.
Catherine Kennedy (Born 1969)	Secretary, since 2019	Vice President of Wells Fargo Funds Management, LLC and Senior Counsel of the Wells Fargo Legal Department since 2010. Vice President and Senior Counsel of Evergreen Investment Management Company, LLC from 1998 to 2010.
Michael H. Whitaker (Born 1967)	Chief Compliance Officer, since 2016	Chief Compliance Officer of Wells Fargo Asset Management since 2016. Senior Vice President and Chief Compliance Officer for Fidelity Investments from 2007 to 2016.
1  The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-222-8222 or by visiting the website at wfam.com.

Wells Fargo Specialized Technology Fund  |  33

For more information
More information about Wells Fargo Funds is available free upon request. To obtain literature, please write, visit the Fund's website, or call:
Wells Fargo Funds
P.O. Box 219967
Kansas City, MO 64121-9967
Website: wfam.com
Individual investors: 1-800-222-8222
Retail investment professionals: 1-888-877-9275
Institutional investment professionals: 1-866-765-0778
This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. If this report is used for promotional purposes, distribution of the report must be accompanied or preceded by a current prospectus. Before investing, please consider the investment objectives, risks, charges, and expenses of the investment. For a current prospectus and, if available, a summary prospectus, containing this information, call 1-800-222-8222 or visit the Fund's website at wfam.com. Read the prospectus carefully before you invest or send money.
Wells Fargo Asset Management (WFAM) is the trade name for certain investment advisory/management firms owned by Wells Fargo & Company. These firms include but are not limited to Wells Capital Management Incorporated and Wells Fargo Funds Management, LLC. Certain products managed by WFAM entities are distributed by Wells Fargo Funds Distributor, LLC (a broker-dealer and Member FINRA).
This material is for general informational and educational purposes only and is NOT intended to provide investment advice or a recommendation of any kind - including a recommendation for any specific investment, strategy, or plan.
 INVESTMENT PRODUCTS: NOT FDIC INSURED  ■  NO BANK GUARANTEE  ■  MAY LOSE VALUE
© 2021 Wells Fargo & Company. All rights reserved.
PAR-0421-00282 05-21
A317/AR317 03-21

Annual Report
March 31, 2021
Wells Fargo Utility and
Telecommunications Fund

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The views expressed and any forward-looking statements are as of March 31, 2021, unless otherwise noted, and are those of the Fund's portfolio managers and/or Wells Fargo Asset Management. Discussions of individual securities or the markets generally are not intended as individual recommendations. Future events or results may vary significantly from those expressed in any forward-looking statements. The views expressed are subject to change at any time in response to changing circumstances in the market. Wells Fargo Asset Management and the Fund disclaim any obligation to publicly update or revise any views expressed or forward-looking statements.
 INVESTMENT PRODUCTS: NOT FDIC INSURED  ■  NO BANK GUARANTEE  ■  MAY LOSE VALUE

Wells Fargo Utility and Telecommunications Fund  |  1

Letter to shareholders (unaudited)
Andrew Owen
President
Wells Fargo Funds
Dear Shareholder:
We are pleased to offer you this annual report for the Wells Fargo Utility and Telecommunications Fund for the 12-month period that ended March 31, 2021. Despite the initial challenges presented by the spread of COVID-19 cases and the business restrictions implemented throughout much of the world, global stocks showed robust returns, supported by global stimulus programs, a rapid vaccination rollout, and a recovering consumer and corporate sentiment. Bond markets also produced positive returns, as investors searched for yield and diversification during difficult market stretches.
For the 12-month period, equities had robust returns, as policymakers continued to fight the effects of COVID-19. Emerging market stocks led both non-U.S. developed market equities and U.S. stocks. While gains from fixed-income securities were positive, they were more modest than equities. For the period, U.S. stocks, based on the S&P 500 Index,1 returned 56.35%. International stocks, as measured by the MSCI ACWI ex USA Index (Net),2 returned 49.91%, while the MSCI EM Index (Net),3 had stronger performance, with a 58.39% gain. Among bond indexes, the Bloomberg Barclays U.S. Aggregate Bond Index,4 returned 0.71%, the Bloomberg Barclays Global Aggregate ex-USD Index (unhedged),5 gained 7.15%, and the Bloomberg Barclays Municipal Bond Index,6 returned 5.51% while the ICE BofA U.S. High Yield Index,7 gained 23.31%.
The COVID-19 lockdown began almost a year ago.
Markets rebounded strongly through the spring, fueled by unprecedented government and central bank stimulus measures in the U.S. and globally. The U.S. economy contracted by an annualized 5.0% pace in the first quarter, with 30 million new unemployment insurance claims in six weeks. In the eurozone, first-quarter real gross domestic product (GDP) shrank 3.8%. China’s first-quarter GDP fell by 6.8% year over year. Extreme oil-price volatility continued as global supply far exceeded demand.
In May, investors regained confidence on reports of early success in human trials of a COVID-19 vaccine. Growth stocks outperformed value, while returns on global government bonds were flat. However, in the U.S., the April unemployment rate rose to 14.7%, its highest level since World War II. Purchasing managers’ indexes (PMIs), a monthly survey of purchasing managers, reflected broadly weakening activity in May. U.S. corporate earnings contracted 14% year over year from the first quarter of 2019. However, high demand for information technology (IT), driven by remote activity, supported robust IT sector earnings, which helped drive IT stocks higher.

[1]	The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value-weighted index with each stock's weight in the index proportionate to its market value. You cannot invest directly in an index.
[2]	The Morgan Stanley Capital International (MSCI) All Country World Index (ACWI) ex USA Index (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure the equity market performance of developed and emerging markets, excluding the United States. Source: MSCI. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indices or any securities or financial products. This report is not approved, reviewed, or produced by MSCI. You cannot invest directly in an index.

[1]	The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value-weighted index with each stock's weight in the index proportionate to its market value. You cannot invest directly in an index.
[3]	The MSCI Emerging Markets (EM) Index (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure equity market performance of emerging markets. You cannot invest directly in an index.

[1]	The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value-weighted index with each stock's weight in the index proportionate to its market value. You cannot invest directly in an index.
[4]	The Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment-grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities, and commercial mortgage-backed securities. You cannot invest directly in an index.

[1]	The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value-weighted index with each stock's weight in the index proportionate to its market value. You cannot invest directly in an index.
[5]	The Bloomberg Barclays Global Aggregate ex-USD Index (unhedged) is an unmanaged index that provides a broad-based measure of the global investment-grade fixed-income markets excluding the U.S. dollar-denominated debt market. You cannot invest directly in an index.

[1]	The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value-weighted index with each stock's weight in the index proportionate to its market value. You cannot invest directly in an index.
[6]	The Bloomberg Barclays Municipal Bond Index is an unmanaged index composed of long-term tax-exempt bonds with a minimum credit rating of Baa. You cannot invest directly in an index.

[1]	The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value-weighted index with each stock's weight in the index proportionate to its market value. You cannot invest directly in an index.
[7]	The ICE BofA U.S. High Yield Index is a market-capitalization-weighted index of domestic and Yankee high-yield bonds. The index tracks the performance of high-yield securities traded in the U.S. bond market. You cannot invest directly in an index. Copyright 2021. ICE Data Indices, LLC. All rights reserved.

2  |  Wells Fargo Utility and Telecommunications Fund

Letter to shareholders (unaudited)
By June, economies started to reopen and global central banks committed to do all they could to provide economic support through liquidity and low borrowing costs. U.S. economic activity was aided by one-time $1,200 stimulus checks and $600 weekly bonus unemployment benefits that lasted through July. However, unemployment remained historically high and COVID-19 cases began to increase by late June. China’s economic recovery began to pick up momentum.
July was broadly positive for equities and fixed income. However, economic data and a resurgence of COVID-19 cases underscored the urgent need to regain control of the pandemic. Second-quarter GDP shrank from the previous quarter by 9.5% and 12.1% in the U.S. and the eurozone, respectively. In contrast, China’s second-quarter GDP grew 3.2% year over year. The U.S. economy added 1.8 million jobs in July, but a double-digit jobless rate persisted.
The stock market continued to rally in August despite concerns over rising numbers of U.S. and European COVID-19 cases as well as the expiration of the $600 weekly bonus unemployment benefit in July. Relatively strong second-quarter earnings boosted investor sentiment along with the U.S. Federal Reserve’s announcement of a monetary policy shift expected to support longer-term low interest rates. U.S. manufacturing and services activity indexes beat expectations while the U.S. housing market maintained strength. In Europe, retail sales expanded and consumer confidence was steady. China’s economy continued to expand.
Stocks grew more volatile in September on mixed economic data. U.S. economic activity continued to grow. However, U.S. unemployment remained elevated at 7.9% in September. With the U.S. Congress delaying further fiscal relief and uncertainties surrounding a possible vaccine, doubts crept back into the financial markets. In the U.K., a lack of progress in Brexit talks weighed on markets. China’s economy picked up steam, fueled by increased global demand.
In October, capital markets stepped back from their six-month rally. Market volatility rose in advance of the U.S. election and amid a global increase in COVID-19 infections. Europe introduced tighter restrictions affecting economic activity. U.S. markets looked favorably at the prospect of Democratic control of the federal purse strings, which could lead to additional fiscal stimulus and a boost to economic activity. Meanwhile, China reported 4.9% third-quarter GDP growth.
Global stocks rallied in November, propelled by optimism over three promising COVID-19 vaccines. Reversing recent trends, value stocks outperformed growth stocks and cyclical stocks outpaced IT stocks. However, U.S. unemployment remained elevated, with a net job loss of 10 million since February in 2020. The eurozone services PMI contracted sharply while the region’s manufacturing activity grew. The U.S. election results added to the upbeat mood as investors anticipated more consistent policies in the new administration.
Financial markets ended the year with strength on high expectations for a rapid rollout of the COVID-19 vaccines, the successful passage of a $900 billion stimulus package, and rising expectations of additional economic support from a Democratic-led Congress. U.S. economic data were mixed with still-elevated unemployment and weak retail sales but growth in manufacturing output. In contrast, China’s economic expansion continued in both manufacturing and nonmanufacturing. U.S. COVID-19 infection rates continued to rise even as new state and local lockdown measures were implemented.
The year 2021 began with emerging market stocks leading all major asset classes in January, driven by China’s strong economic growth and a broad recovery in corporate earnings, which propelled China’s stock market higher. In the United States, positive news on vaccine trials and January's expansion in both the manufacturing and services sectors was offset by a weak December monthly jobs report. This was compounded by technical factors as some hedge funds were forced to sell stocks to protect themselves against a well-publicized short squeeze coordinated by a group of retail investors. Eurozone sentiment and economic growth were particularly weak, reflecting the impact of a new lockdown with stricter social distancing along with a slow vaccine rollout.
“Global stocks rallied in November, propelled by optimism over three promising COVID-19 vaccines.”

Wells Fargo Utility and Telecommunications Fund  |  3

Letter to shareholders (unaudited)
February saw major domestic equity indexes driven higher on the hope of a new stimulus bill, improving COVID-19 vaccination numbers, and the gradual reopening of the economy. Most S&P 500 companies reported better-than-expected earnings, with positive surprises coming from the financials, IT, health care, and materials sectors. Japan saw its economy strengthen as a result of strong export numbers. Meanwhile, crude oil prices continued their climb, rising more than 25% for the year. Domestic government bonds experienced a sharp sell-off in late February as markets priced in a more robust economic recovery and higher future growth and inflation expectations.
The passage of the massive domestic stimulus bill highlighted March activity, leading to increased forecasts for U.S. growth in 2021. Domestic employment surged as COVID-19 vaccinations and an increasingly open economy spurred hiring. A majority of U.S. small companies reported they are operating at pre-pandemic capacity or higher. Value continued its outperformance of growth in the month, continuing the trend that started in late 2020. Meanwhile, most major developed global equity indexes are up month to date on the back of rising optimism regarding the outlook for global growth. While the U.S. and U.K. have been the most successful in terms of the vaccine rollout, even markets where the vaccine has lagged, such as in the eurozone and Japan, equity indexes in many of those countries are also in positive territory this year.
Don’t let short-term uncertainty derail long-term investment goals.
Periods of investment uncertainty can present challenges, but experience has taught us that maintaining long-term investment goals can be an effective way to plan for the future. To help you create a sound strategy based on your personal goals and risk tolerance, Wells Fargo Funds offers more than 100 mutual funds spanning a wide range of asset classes and investment styles. Although diversification cannot guarantee an investment profit or prevent losses, we believe it can be an effective way to manage investment risk and potentially smooth out overall portfolio performance. We encourage investors to know their investments and to understand that appropriate levels of risk-taking may unlock opportunities.
Thank you for choosing to invest with Wells Fargo Funds. We appreciate your confidence in us and remain committed to helping you meet your financial needs.
Sincerely,
Andrew Owen
President
Wells Fargo Funds
“The passage of the massive domestic stimulus bill highlighted March activity, leading to increased forecasts for U.S. growth in 2021.”

For further information about your Fund, contact your investment professional, visit our website at wfam.com, or call us directly at 1-800-222-8222.

4  |  Wells Fargo Utility and Telecommunications Fund

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Performance highlights (unaudited)
Investment objective	The Fund seeks total return, consisting of current income and capital appreciation.
Manager	Wells Fargo Funds Management, LLC
Subadviser	Wells Capital Management Incorporated
Portfolio managers	Kent Newcomb, CFA®‡, Jack Spudich, CFA®‡

Average annual total returns (%) as of March 31, 2021
		Including sales charge			Excluding sales charge			Expense ratios[1] (%)
	Inception date	1 year	5 year	10 year	1 year	5 year	10 year	Gross	Net [2]
Class A (EVUAX)	1-4-1994	14.26	9.13	9.82	21.23	10.43	10.47	1.17	1.05
Class C (EVUCX)	9-2-1994	19.34	9.60	9.64	20.34	9.60	9.64	1.92	1.80
Administrator Class (EVUDX)	7-30-2010	–	–	–	21.39	10.61	10.68	1.09	0.92
Institutional Class (EVUYX)	2-28-1994	–	–	–	21.62	10.82	10.84	0.84	0.72
S&P 500 Utilities Index[3]	–	–	–	–	19.42	8.92	11.27	–	–
S&P 500 Index[4]	–	–	–	–	56.35	16.29	13.91	–	–
Figures quoted represent past performance, which is no guarantee of future results, and do not reflect taxes that a shareholder may pay on an investment in a fund. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted, which assumes the reinvestment of dividends and capital gains. Current month-end performance is available on the Fund’s website, wfam.com.
While the S&P 500 Index is comprised of U.S. equity securities of companies diversified across ten sectors, the Fund’s holdings are concentrated primarily in utilities and telecommunication services stocks. Therefore, the performance of the S&P 500 Index is displayed only to show how the concentrated Fund performed compared with a diversified selection of U.S. equity securities.
Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses, or any taxes. It is not possible to invest directly in an index.
For Class A shares, the maximum front-end sales charge is 5.75%. For Class C shares, the maximum contingent deferred sales charge is 1.00%. Performance including a contingent deferred sales charge assumes the sales charge for the corresponding time period. Administrator Class and Institutional Class shares are sold without a front-end sales charge or contingent deferred sales charge.
[1]	Reflects the expense ratios as stated in the most recent prospectuses. The expense ratios shown are subject to change and may differ from the annualized expense ratios shown in the financial highlights of this report.
[2]	The manager has contractually committed through July 31, 2021, to waive fees and/or reimburse expenses to the extent necessary to cap total annual fund operating expenses after fee waivers at 1.05% for Class A, 1.80% for Class C, 0.92% for Adminstrator Class, and 0.72% Institutional Class. Brokerage commissions, stamp duty fees, interest, taxes, acquired fund fees and expenses (if any), and extraordinary expenses are excluded from the expense caps. Prior to or after the commitment expiration date, the caps may be increased or the commitment to maintain the caps may be terminated only with the approval of the Board of Trustees. Without these caps, the Fund’s returns would have been lower. The expense ratio paid by an investor is the net expense ratio (the total annual fund operating expenses after fee waivers) as stated in the prospectuses.
[3]	The S&P 500 Utilities Index is a market-value-weighted index that measures the performance of all stocks within the utilities sector of the S&P 500 Index. You cannot invest directly in an index.
[4]	The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value weighted index with each stock’s weight in the index proportionate to its market value. You cannot invest directly in an index.

‡	CFA® and Chartered Financial Analyst® are trademarks owned by CFA Institute.

6  |  Wells Fargo Utility and Telecommunications Fund

Performance highlights (unaudited)
Growth of $10,000 investment as of March 31, 20211
[1]	The chart compares the performance of Class A shares for the most recent ten years with the S&P 500 Utilities Index and the S&P 500 Index.. The chart assumes a hypothetical investment of $10,000 in Class A shares and reflects all operating expenses and assumes the maximum initial sales charge of 5.75%.
Stock values fluctuate in response to the activities of individual companies and general market and economic conditions. Bond values fluctuate in response to the financial condition of individual issuers, general market and economic conditions, and changes in interest rates. Changes in market conditions and government policies may lead to periods of heightened volatility in the bond market and reduced liquidity for certain bonds held by the Fund. In general, when interest rates rise, bond values fall and investors may lose principal value. Interest rate changes and their impact on the Fund and its share price can be sudden and unpredictable. The use of derivatives may reduce returns and/or increase volatility. Funds that concentrate their investments in limited sectors, such as utilities and telecommunication services, are more vulnerable to adverse market, economic, regulatory, political, or other developments affecting those sectors. Certain investment strategies tend to increase the total risk of an investment (relative to the broader market). The Fund is exposed to convertible securities risk, foreign investment risk, high yield securities risk, smaller-company securities risk, and non-diversification risk. Consult the Fund’s prospectus for additional information on these and other risks.

Wells Fargo Utility and Telecommunications Fund  |  7

Performance highlights (unaudited)

8  |  Wells Fargo Utility and Telecommunications Fund

Performance highlights (unaudited)
MANAGER'S DISCUSSION
Fund higlhights
■	The Fund outperformed its benchmark, the S&P 500 Utilities Index, for the 12-month period that ended March 31, 2021.
■	The Fund benefited from stock selection in the utility sector, the allocation to telecommunications companies, and holdings outside of utilities and telecommunications.
■	A telecommunication services provider, an electric utility, and a multi-utility were among the holdings that detracted from performance.
Defensive utilities lagged a strong market recovery.
For the fiscal year that ended March 31, 2021, the U.S. economy suffered the effects of the COVID-19 pandemic. Gross domestic product plunged initially and then began a sharp recovery. Just prior to the beginning of the fiscal year, equity markets fell dramatically as well. Stocks then staged a strong recovery fueled by accommodative U.S. Federal Reserve policy and fiscal stimulus. Utilities navigated the pandemic very well, in our opinion, with few, if any, changes to earnings or dividend growth expectations. None of this seemed to matter to investors, however, as growth, momentum, work-from-home, and reopening plays were the market winners for the fiscal year, at the expense of defensive stocks in general and utility stocks specifically. Utility stocks ended the fiscal year with a total return of approximately 19%, impressive on an absolute basis but not in the context of higher broad market returns. The Fund did benefit from its allocation to telecommunications stocks and other non-utility holdings.
Ten largest holdings (%) as of March 31, 2021[1]
NextEra Energy Incorporated	12.27
Visa Incorporated Class A	6.03
Comcast Corporation Class A	5.55
Dominion Energy Incorporated	5.33
Duke Energy Corporation	4.78
American Electric Power Company Incorporated	4.60
The Southern Company	4.00
Sempra Energy	3.98
Xcel Energy Incorporated	3.62
Exelon Corporation	3.58
[1]	Figures represent the percentage of the Fund's net assets. Holdings are subject to change and may have changed since the date specified.
Contributors to performance included utilities, telecommunications companies, and other holdings.
Contributors to performance, relative to the S&P 500 Utilities Index, included Comcast Corporation – Class A; Visa Incorporated – Class A; MasterCard Incorporated – Class A; Cisco Systems, Incorporated; American Water Works Company, Incorporated; and PNM Resources, Incorporated.* The Fund benefited from underweights (relative to their weights in the S&P 500 Utilities Index) to FirstEnergy Corporation and Consolidated Edison, Incorporated*, as they underperformed the benchmark return.
Detractors from performance included utilities and a telecommunications company.
Detractors among the Fund’s equity investments (relative to the S&P 500 Utilities Index) included Shenandoah Telecommunications Company;* CenterPoint Energy, Incorporated; and NextEra Energy, Incorporated. CenterPoint Energy and NextEra Energy outperformed the S&P 500 Utilities Index, but they detracted from returns relative to the benchmark due to lower average weights in the portfolio compared with their benchmark weights. Our decision not to own several index constituents with substantial unregulated power-generation operations detracted from performance, as these companies outperformed the benchmark.
The Fund added a new utility holding, adjusted position sizes of a number of other utilities, and divested a telecommunications stock.
During the fiscal year, we reduced positions in several telecommunication services stocks and divested another. We added a new utility holding and modified weightings for existing utility holdings, generally reducing positions in stocks that outperformed earlier in the fiscal year. We also increased weightings in several high-conviction utility holdings that lagged peers despite solid growth and prospects for consistent, above-average dividend growth, in our opinion.

* This security was no longer held at the end of the reporting period.

Wells Fargo Utility and Telecommunications Fund  |  9

Performance highlights (unaudited)
Our outlook for utilities is constructive.
Utilities are weathering a period of underperformance relative to the broader equity market, and we believe utility stocks remain attractively valued relative to the market. Comparing utility dividend yields with bond yields, utility valuations also remain attractive relative to historical levels.
Sector allocation as of March 31, 2021[1]
[1]	Figures represent the percentage of the Fund's long-term investments. These amounts are subject to change and may have changed since the date specified.
Many utilities have abundant opportunities to invest in their core businesses at returns we view as attractive. The regulatory environment appears favorable for long-term utility capital spending plans to modernize the grid and replace coal with natural gas and renewable forms of energy. We believe this bodes well for continued, consistent earnings and dividend growth. We believe that utility valuations remain attractive given their underperformance over the past year, yielding a relatively clear path for consistent growth in earnings and dividends, and attractive yields. Challenges to the sector, in our opinion, could include a market that continues to favor stocks considered riskier than utilities. Additional impediments to utility stock performance might include accelerating inflation and a further increase in interest rates.
Our outlook for telecommunications companies is generally mixed, with the legacy local-exchange telephone business in secular decline, cable TV under pressure, and wireless steady but approaching saturation. However, internet service and emerging opportunities in 5G technology likely provide avenues for long-term growth for select companies. We believe that maintaining an allocation to telecommunications and other nonutility stocks that offer what we expect to be solid, above-average dividend growth can benefit both overall portfolio dividend growth and total return.

10  |  Wells Fargo Utility and Telecommunications Fund

Fund expenses (unaudited)
As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges (if any) on redemptions and (2) ongoing costs, including management fees, distribution (12b-1) and/or shareholder servicing fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The example is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period from October 1, 2020 to March 31, 2021.
Actual expenses
The “Actual” line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Actual” line under the heading entitled “Expenses paid during period” for your applicable class of shares to estimate the expenses you paid on your account during this period.
Hypothetical example for comparison purposes
The “Hypothetical” line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and contingent deferred sales charges. Therefore, the “Hypothetical” line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
	Beginning account value 10-1-2020	Ending account value 3-31-2021	Expenses paid during the period[1]	Annualized net expense ratio
Class A
Actual	$1,000.00	$1,088.92	$5.42	1.04%
Hypothetical (5% return before expenses)	$1,000.00	$1,019.75	$5.24	1.04%
Class C
Actual	$1,000.00	$1,084.71	$9.36	1.80%
Hypothetical (5% return before expenses)	$1,000.00	$1,015.96	$9.05	1.80%
Administrator Class
Actual	$1,000.00	$1,089.38	$4.79	0.92%
Hypothetical (5% return before expenses)	$1,000.00	$1,020.34	$4.63	0.92%
Institutional Class
Actual	$1,000.00	$1,090.58	$3.75	0.72%
Hypothetical (5% return before expenses)	$1,000.00	$1,021.34	$3.63	0.72%
1 Expenses paid is equal to the annualized net expense ratio of each class multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect the one-half-year period).

Wells Fargo Utility and Telecommunications Fund  |  11

Portfolio of investments—March 31, 2021

	Shares	Value
Common stocks: 98.69%
Communication services: 8.68%
Diversified telecommunication services: 3.13%
Verizon Communications Incorporated	235,998	$ 13,723,284
Media: 5.55%
Comcast Corporation Class A	450,200	24,360,322
Consumer discretionary: 0.66%
Specialty retail: 0.66%
The Home Depot Incorporated	9,418	2,874,845
Consumer staples: 0.51%
Food & staples retailing: 0.51%
Walmart Incorporated	16,335	2,218,783
Energy: 0.67%
Oil, gas & consumable fuels: 0.67%
Phillips 66	35,880	2,925,655
Financials: 0.71%
Banks: 0.71%
JPMorgan Chase & Company	20,461	3,114,778
Health care: 1.21%
Biotechnology: 0.54%
Amgen Incorporated	9,458	2,353,245
Health care providers & services: 0.67%
UnitedHealth Group Incorporated	7,915	2,944,934
Information technology: 11.74%
Communications equipment: 2.82%
Cisco Systems Incorporated	238,967	12,356,984
IT services: 8.92%
MasterCard Incorporated Class A	35,630	12,686,062
Visa Incorporated Class A	125,000	26,466,250
		39,152,312
Real estate: 1.82%
Equity REITs: 1.82%
American Tower Corporation	33,479	8,003,490
Utilities: 72.69%
Electric utilities: 43.08%
Alliant Energy Corporation	182,865	9,903,968
American Electric Power Company Incorporated	238,088	20,166,054
Duke Energy Corporation	217,240	20,970,177
Entergy Corporation	120,985	12,034,378
Eversource Energy	126,952	10,992,774
Exelon Corporation	359,307	15,716,088
FirstEnergy Corporation	205,868	7,141,561
The accompanying notes are an integral part of these financial statements.

12  |  Wells Fargo Utility and Telecommunications Fund

Portfolio of investments—March 31, 2021

	Shares	Value
Electric utilities (continued)
NextEra Energy Incorporated	711,832	$ 53,821,618
Pinnacle West Capital Corporation	58,794	4,782,892
The Southern Company	282,021	17,530,425
Xcel Energy Incorporated	238,866	15,886,978
		188,946,913
Gas utilities: 3.21%
Atmos Energy Corporation	97,312	9,619,291
ONE Gas Incorporated	58,135	4,471,163
		14,090,454
Multi-utilities: 24.10%
Ameren Corporation	133,679	10,876,123
CenterPoint Energy Incorporated	210,396	4,765,469
CMS Energy Corporation	208,002	12,733,882
Dominion Energy Incorporated	307,461	23,354,738
DTE Energy Company	97,879	13,031,610
Public Service Enterprise Group Incorporated	158,388	9,536,541
Sempra Energy	131,761	17,468,873
WEC Energy Group Incorporated	149,041	13,948,747
		105,715,983
Water utilities: 2.30%
American Water Works Company Incorporated	67,273	10,085,568
Total Common stocks (Cost $272,775,032)		432,867,550

		Yield
Short-term investments: 1.33%
Investment companies: 1.33%
Wells Fargo Government Money Market Fund Select Class ♠∞		0.03%	5,837,687	5,837,687
Total Short-term investments (Cost $5,837,687)				5,837,687
Total investments in securities (Cost $278,612,719)	100.02%			438,705,237
Other assets and liabilities, net	(0.02)			(88,300)
Total net assets	100.00%			$438,616,937

♠	The issuer of the security is an affiliated person of the Fund as defined in the Investment Company Act of 1940.
∞	The rate represents the 7-day annualized yield at period end.

Abbreviations:
REIT	Real estate investment trust
The accompanying notes are an integral part of these financial statements.

Wells Fargo Utility and Telecommunications Fund  |  13

Portfolio of investments—March 31, 2021
Investments in affiliates
An affiliated investment is an investment in which the Fund owns at least 5% of the outstanding voting shares of the issuer or as a result of other relationships, such as the Fund and the issuer having the same investment manager. Transactions with issuers that were either affiliated persons of the Fund at the beginning of the period or the end of the period were as follows:
	Value, beginning of period	Purchases	Sales proceeds	Net realized gains (losses)	Net change in unrealized gains (losses)	Value, end of period	% of net assets	Shares, end of period	Income from affiliated securities
Short-term investments
Investment companies
Wells Fargo Government Money Market Fund Select Class	$9,586,236	$63,174,419	$(66,922,968)	$0	$0	$5,837,687	1.33%	5,837,687	$11,351
The accompanying notes are an integral part of these financial statements.

14  |  Wells Fargo Utility and Telecommunications Fund

Statement of assets and liabilities—March 31, 2021

Assets
Investments in unaffiliated securities, at value (cost $272,775,032)	$ 432,867,550
Investments in affiliated securites, at value (cost $5,837,687)	5,837,687
Receivable for dividends	369,579
Receivable for Fund shares sold	284,428
Prepaid expenses and other assets	22,595
Total assets	439,381,839
Liabilities
Payable for Fund shares redeemed	311,458
Management fee payable	192,296
Shareholder servicing fees payable	76,658
Administration fees payable	71,237
Distribution fee payable	3,978
Trustees’ fees and expenses payable	1,837
Accrued expenses and other liabilities	107,438
Total liabilities	764,902
Total net assets	$438,616,937
Net assets consist of
Paid-in capital	$ 230,094,720
Total distributable earnings	208,522,217
Total net assets	$438,616,937
Computation of net asset value and offering price per share
Net assets – Class A	$ 363,540,124
Shares outstanding – Class A1	16,935,040
Net asset value per share – Class A	$21.47
Maximum offering price per share – Class A2	$22.78
Net assets – Class C	$ 6,378,871
Shares outstanding – Class C1	295,776
Net asset value per share – Class C	$21.57
Net assets – Administrator Class	$ 3,054,069
Shares outstanding – Administrator Class[1]	142,008
Net asset value per share – Administrator Class	$21.51
Net assets – Institutional Class	$ 65,643,873
Shares outstanding – Institutional Class[1]	3,059,593
Net asset value per share – Institutional Class	$21.46
[1]	The Fund has an unlimited number of authorized shares
[2]	Maximum offering price is computed as 100/94.25 of net asset value. On investments of $50,000 or more, the offering price is reduced.
The accompanying notes are an integral part of these financial statements.

Wells Fargo Utility and Telecommunications Fund  |  15

Statement of operations—year ended March 31, 2021

Investment income
Dividends	$ 11,126,423
Income from affiliated securities	11,351
Total investment income	11,137,774
Expenses
Management fee	2,759,971
Administration fees
Class A	737,133
Class C	19,049
Administrator Class	3,624
Institutional Class	80,258
Shareholder servicing fees
Class A	876,592
Class C	22,621
Administrator Class	6,968
Distribution fee
Class C	67,681
Custody and accounting fees	22,556
Professional fees	54,885
Registration fees	64,507
Shareholder report expenses	59,420
Trustees’ fees and expenses	19,425
Other fees and expenses	22,507
Total expenses	4,817,197
Less: Fee waivers and/or expense reimbursements
Fund-level	(476,829)
Class A	(51,771)
Administrator Class	(1,547)
Institutional Class	(3,355)
Net expenses	4,283,695
Net investment income	6,854,079
Realized and unrealized gains (losses) on investments
Net realized gains on investments	48,447,575
Net change in unrealized gains (losses) on investments	24,852,185
Net realized and unrealized gains (losses) on investments	73,299,760
Net increase in net assets resulting from operations	$80,153,839
The accompanying notes are an integral part of these financial statements.

16  |  Wells Fargo Utility and Telecommunications Fund

Statement of changes in net assets

	Year ended March 31, 2021		Year ended March 31, 2020
Operations
Net investment income		$ 6,854,079		$ 6,079,299
Net realized gains on investments		48,447,575		107,932,321
Net change in unrealized gains (losses) on investments		24,852,185		(112,272,968)
Net increase in net assets resulting from operations		80,153,839		1,738,652
Distributions to shareholders from
Net investment income and net realized gains
Class A		(45,244,979)		(59,011,968)
Class C		(911,494)		(2,071,360)
Administrator Class		(364,999)		(410,715)
Institutional Class		(8,269,341)		(7,898,292)
Total distributions to shareholders		(54,790,813)		(69,392,335)
Capital share transactions	Shares		Shares
Proceeds from shares sold
Class A	1,290,321	28,237,989	1,235,048	30,602,718
Class C	49,123	1,078,714	93,556	2,314,593
Administrator Class	57,401	1,245,633	71,896	1,729,978
Institutional Class	2,239,542	48,698,035	1,042,340	25,254,377
		79,260,371		59,901,666
Reinvestment of distributions
Class A	2,051,387	42,893,752	2,496,180	55,793,949
Class C	43,020	901,317	87,166	1,946,331
Administrator Class	17,204	360,586	17,987	404,412
Institutional Class	391,341	8,188,340	348,289	7,791,650
		52,343,995		65,936,342
Payment for shares redeemed
Class A	(2,217,981)	(47,844,571)	(1,981,491)	(47,385,438)
Class C	(303,611)	(6,751,214)	(488,785)	(12,192,401)
Administrator Class	(53,680)	(1,165,354)	(188,987)	(4,741,722)
Institutional Class	(1,845,506)	(40,399,867)	(883,133)	(21,243,556)
		(96,161,006)		(85,563,117)
Net increase in net assets resulting from capital share transactions		35,443,360		40,274,891
Total increase (decrease) in net assets		60,806,386		(27,378,792)
Net assets
Beginning of period		377,810,551		405,189,343
End of period		$438,616,937		$ 377,810,551
The accompanying notes are an integral part of these financial statements.

Wells Fargo Utility and Telecommunications Fund  |  17

Financial highlights
(For a share outstanding throughout each period)
	Year ended March 31
Class A	2021	2020	2019	2018	2017
Net asset value, beginning of period	$20.19	$24.03	$20.46	$20.01	$18.70
Net investment income	0.34	0.34	0.32	0.34	0.35
Net realized and unrealized gains on investments	3.82	0.02	3.65	0.47	1.30
Total from investment operations	4.16	0.36	3.97	0.81	1.65
Distributions to shareholders from
Net investment income	(0.35)	(0.34)	(0.34)	(0.36)	(0.34)
Net realized gains	(2.53)	(3.86)	(0.06)	0.00	0.00
Total distributions to shareholders	(2.88)	(4.20)	(0.40)	(0.36)	(0.34)
Net asset value, end of period	$21.47	$20.19	$24.03	$20.46	$20.01
Total return[1]	21.23%	0.04%	19.59%	4.00%	8.87%
Ratios to average net assets (annualized)
Gross expenses	1.17%	1.17%	1.19%	1.17%	1.18%
Net expenses	1.04%	1.09%	1.14%	1.14%	1.14%
Net investment income	1.58%	1.42%	1.47%	1.60%	1.79%
Supplemental data
Portfolio turnover rate	20%	49%	10%	7%	22%
Net assets, end of period (000s omitted)	$363,540	$319,200	$337,848	$287,047	$308,152

[1]	Total return calculations do not include any sales charges.
The accompanying notes are an integral part of these financial statements.

18  |  Wells Fargo Utility and Telecommunications Fund

Financial highlights
(For a share outstanding throughout each period)
	Year ended March 31
Class C	2021	2020	2019	2018	2017
Net asset value, beginning of period	$20.25	$24.06	$20.47	$20.01	$18.70
Net investment income	0.17 [1]	0.16 [1]	0.16 [1]	0.13	0.16
Net realized and unrealized gains on investments	3.85	0.01	3.63	0.52	1.34
Total from investment operations	4.02	0.17	3.79	0.65	1.50
Distributions to shareholders from
Net investment income	(0.17)	(0.12)	(0.14)	(0.19)	(0.19)
Net realized gains	(2.53)	(3.86)	(0.06)	0.00	0.00
Total distributions to shareholders	(2.70)	(3.98)	(0.20)	(0.19)	(0.19)
Net asset value, end of period	$21.57	$20.25	$24.06	$20.47	$20.01
Total return[2]	20.34%	(0.73)%	18.65%	3.24%	8.04%
Ratios to average net assets (annualized)
Gross expenses	1.91%	1.92%	1.94%	1.92%	1.93%
Net expenses	1.80%	1.86%	1.89%	1.89%	1.89%
Net investment income	0.80%	0.63%	0.74%	0.85%	1.02%
Supplemental data
Portfolio turnover rate	20%	49%	10%	7%	22%
Net assets, end of period (000s omitted)	$6,379	$10,274	$19,618	$41,729	$51,123

[1]	Calculated based upon average shares outstanding
[2]	Total return calculations do not include any sales charges.
The accompanying notes are an integral part of these financial statements.

Wells Fargo Utility and Telecommunications Fund  |  19

Financial highlights
(For a share outstanding throughout each period)
	Year ended March 31
Administrator Class	2021	2020	2019	2018	2017
Net asset value, beginning of period	$20.22	$24.05	$20.48	$20.03	$18.72
Net investment income	0.37	0.36	0.36	0.37	0.38
Net realized and unrealized gains on investments	3.83	0.04	3.65	0.48	1.30
Total from investment operations	4.20	0.40	4.01	0.85	1.68
Distributions to shareholders from
Net investment income	(0.38)	(0.37)	(0.38)	(0.40)	(0.37)
Net realized gains	(2.53)	(3.86)	(0.06)	0.00	0.00
Total distributions to shareholders	(2.91)	(4.23)	(0.44)	(0.40)	(0.37)
Net asset value, end of period	$21.51	$20.22	$24.05	$20.48	$20.03
Total return	21.39%	0.20%	19.80%	4.21%	9.04%
Ratios to average net assets (annualized)
Gross expenses	1.09%	1.09%	1.11%	1.09%	1.10%
Net expenses	0.92%	0.94%	0.95%	0.95%	0.95%
Net investment income	1.70%	1.49%	1.66%	1.80%	1.93%
Supplemental data
Portfolio turnover rate	20%	49%	10%	7%	22%
Net assets, end of period (000s omitted)	$3,054	$2,449	$5,296	$4,702	$5,168
The accompanying notes are an integral part of these financial statements.

20  |  Wells Fargo Utility and Telecommunications Fund

Financial highlights
(For a share outstanding throughout each period)
	Year ended March 31
Institutional Class	2021	2020	2019	2018	2017
Net asset value, beginning of period	$20.18	$24.01	$20.45	$20.00	$18.69
Net investment income	0.43	0.44	0.41	0.41	0.42
Net realized and unrealized gains on investments	3.80	0.01	3.62	0.47	1.30
Total from investment operations	4.23	0.45	4.03	0.88	1.72
Distributions to shareholders from
Net investment income	(0.42)	(0.42)	(0.41)	(0.43)	(0.41)
Net realized gains	(2.53)	(3.86)	(0.06)	0.00	0.00
Total distributions to shareholders	(2.95)	(4.28)	(0.47)	(0.43)	(0.41)
Net asset value, end of period	$21.46	$20.18	$24.01	$20.45	$20.00
Total return	21.62%	0.42%	20.03%	4.38%	9.26%
Ratios to average net assets (annualized)
Gross expenses	0.84%	0.84%	0.86%	0.84%	0.85%
Net expenses	0.72%	0.75%	0.78%	0.78%	0.78%
Net investment income	1.92%	1.76%	1.83%	1.95%	2.18%
Supplemental data
Portfolio turnover rate	20%	49%	10%	7%	22%
Net assets, end of period (000s omitted)	$65,644	$45,888	$42,427	$31,548	$24,575
The accompanying notes are an integral part of these financial statements.

Wells Fargo Utility and Telecommunications Fund  |  21

Notes to financial statements
1. ORGANIZATION
Wells Fargo Funds Trust (the "Trust"), a Delaware statutory trust organized on March 10, 1999, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"). As an investment company, the Trust follows the accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946, Financial Services – Investment Companies. These financial statements report on the Wells Fargo Utility and Telecommunications Fund (the "Fund") which is a non-diversified series of the Trust.
On February 23, 2021, Wells Fargo & Company announced that it has entered into a definitive agreement to sell Wells Fargo Asset Management ("WFAM") to GTCR LLC and Reverence Capital Partners, L.P. WFAM is the trade name used by the asset management businesses of Wells Fargo & Company and includes Wells Fargo Funds Management, LLC, the investment manager to the Fund, Wells Capital Management Incorporated and Wells Fargo Asset Management (International) Limited, both registered investment advisers providing sub-advisory services to certain funds, and Wells Fargo Funds Distributor, LLC, the Fund's principal underwriter. As part of the transaction, Wells Fargo & Company will own a 9.9% equity interest and will continue to serve as an important client and distribution partner. The transaction is expected to close in the second half of 2021, subject to customary closing conditions.
Consummation of the transaction will result in the automatic termination of the Fund's investment management agreement and sub-advisory agreement. The Fund's Board of Trustees will be asked to approve new investment management arrangements with the new company. If approved by the Board, the new investment management arrangements with the new company will be presented to the shareholders of the Fund for approval, and, if approved by shareholders, would take effect upon the closing of the transaction. The transaction is expected to close in the second half of 2021, subject to customary closing conditions.
2. SIGNIFICANT ACCOUNTING POLICIES
The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Fund, are in conformity with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
Securities valuation
All investments are valued each business day as of the close of regular trading on the New York Stock Exchange (generally 4 p.m. Eastern Time), although the Fund may deviate from this calculation time under unusual or unexpected circumstances.
Equity securities that are listed on a foreign or domestic exchange or market are valued at the official closing price or, if none, the last sales price. If no sale occurs on the principal exchange or market that day, a fair value price will be determined in accordance with the Fund’s Valuation Procedures.
Investments in registered open-end investment companies are valued at net asset value. Interests in non-registered investment companies that are redeemable at net asset value are fair valued normally at net asset value.
Investments which are not valued using any of the methods discussed above are valued at their fair value, as determined in good faith by the Board of Trustees. The Board of Trustees has established a Valuation Committee comprised of the Trustees and has delegated to it the authority to take any actions regarding the valuation of portfolio securities that the Valuation Committee deems necessary or appropriate, including determining the fair value of portfolio securities, unless the determination has been delegated to the Wells Fargo Asset Management Pricing Committee at Wells Fargo Funds Management, LLC ("Funds Management"). The Board of Trustees retains the authority to make or ratify any valuation decisions or approve any changes to the Valuation Procedures as it deems appropriate. On a quarterly basis, the Board of Trustees receives reports on any valuation actions taken by the Valuation Committee or the Wells Fargo Asset Management Pricing Committee which may include items for ratification.
Foreign currency translation
The accounting records of the Fund are maintained in U.S. dollars. The values of other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at rates provided by an independent foreign currency pricing source at a time each business day specified by the Wells Fargo Asset Management Pricing Committee. Purchases and sales of securities, and income and expenses are converted at the rate of exchange on the respective dates of such transactions. Net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded and the U.S. dollar equivalent of the amounts actually paid or received. Net unrealized foreign

22  |  Wells Fargo Utility and Telecommunications Fund

Notes to financial statements
exchange gains and losses arise from changes in the fair value of assets and liabilities other than investments in securities resulting from changes in exchange rates. The changes in net assets arising from changes in exchange rates of securities and the changes in net assets resulting from changes in market prices of securities are not separately presented. Such changes are included in net realized and unrealized gains or losses from investments.
Securities lending
The Fund may lend its securities from time to time in order to earn additional income in the form of fees or interest on securities received as collateral or the investment of any cash received as collateral. When securities are on loan, the Fund receives interest or dividends on those securities. Cash collateral received in connection with its securities lending transactions is invested in Securities Lending Cash Investments, LLC (the "Securities Lending Fund"). Investments in Securities Lending Fund are valued at the evaluated bid price provided by an independent pricing service. Income earned from investment in the Securities Lending Fund (net of fees and rebates), if any, is included in income from affiliated securities on the Statement of Operations.
In a securities lending transaction, the net asset value of the Fund is affected by an increase or decrease in the value of the securities loaned and by an increase or decrease in the value of the instrument in which collateral is invested. The amount of securities lending activity undertaken by the Fund fluctuates from time to time. The Fund has the right under the lending agreement to recover the securities from the borrower on demand. In the event of default or bankruptcy by the borrower, the Fund may be prevented from recovering the loaned securities or gaining access to the collateral or may experience delays or costs in doing so. In such an event, the terms of the agreement allow the unaffiliated securities lending agent to use the collateral to purchase replacement securities on behalf of the Fund or pay the Fund the market value of the loaned securities. The Fund bears the risk of loss with respect to depreciation of its investment of the cash collateral.
Security transactions and income recognition
Securities transactions are recorded on a trade date basis. Realized gains or losses are recorded on the basis of identified cost.
Dividend income is recognized on the ex-dividend date.
Distributions to shareholders
Distributions to shareholders are recorded on the ex-dividend date and paid from net investment income quarterly and any net realized gains are paid at least annually. Such distributions are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles. Dividend sources are estimated at the time of declaration. The tax character of distributions is determined as of the Fund's fiscal year end. Therefore, a portion of the Fund's distributions made prior to the Fund’s fiscal year end may be categorized as a tax return of capital at year end.
Federal and other taxes
The Fund intends to continue to qualify as a regulated investment company by distributing substantially all of its investment company taxable income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required.
The Fund’s income and federal excise tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal and Delaware revenue authorities. Management has analyzed the Fund's tax positions taken on federal, state, and foreign tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.
As of March 31, 2021, the aggregate cost of all investments for federal income tax purposes was $278,635,433 and the unrealized gains (losses) consisted of:
Gross unrealized gains	$164,306,504
Gross unrealized losses	(4,236,700)
Net unrealized gains	$160,069,804
Class allocations
The separate classes of shares offered by the Fund differ principally in applicable sales charges, distribution, shareholder servicing, and administration fees. Class specific expenses are charged directly to that share class. Investment income, common fund-level expenses, and realized and unrealized gains (losses) on investments are allocated daily to each class of shares based on the relative proportion of net assets of each class.

Wells Fargo Utility and Telecommunications Fund  |  23

Notes to financial statements
3. FAIR VALUATION MEASUREMENTS
Fair value measurements of investments are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of the Fund’s investments. The three-level hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The Fund’s investments are classified within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement. The inputs are summarized into three broad levels as follows:
■	Level 1 – quoted prices in active markets for identical securities
■	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
■	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)
The inputs or methodologies used for valuing investments in securities are not necessarily an indication of the risk associated with investing in those securities.
The following is a summary of the inputs used in valuing the Fund’s assets and liabilities as of March 31, 2021:
	Quoted prices (Level 1)	Other significant observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total
Assets
Investments in:
Common stocks
Communication services	$ 38,083,606	$0	$0	$ 38,083,606
Consumer discretionary	2,874,845	0	0	2,874,845
Consumer staples	2,218,783	0	0	2,218,783
Energy	2,925,655	0	0	2,925,655
Financials	3,114,778	0	0	3,114,778
Health care	5,298,179	0	0	5,298,179
Information technology	51,509,296	0	0	51,509,296
Real estate	8,003,490	0	0	8,003,490
Utilities	318,838,918	0	0	318,838,918
Short-term investments
Investment companies	5,837,687	0	0	5,837,687
Total assets	$438,705,237	$0	$0	$438,705,237
Additional sector, industry or geographic detail, if any, is included in the Portfolio of Investments.
For the year ended March 31, 2021, the Fund did not have any transfers into/out of Level 3.
4. TRANSACTIONS WITH AFFILIATES
Management fee
Funds Management, an indirect wholly owned subsidiary of Wells Fargo & Company ("Wells Fargo"), is the manager of the Fund and provides advisory and fund-level administrative services under an investment management agreement. Under the investment management agreement, Funds Management is responsible for, among other services, implementing the investment objectives and strategies of the Fund, supervising the subadviser and providing fund-level administrative services in connection with the Fund’s operations. As compensation for its services under the investment management agreement, Funds Management is entitled to receive a management fee at the following annual rate based on the Fund’s average daily net assets:

24  |  Wells Fargo Utility and Telecommunications Fund

Notes to financial statements
Average daily net assets	Management fee
First $500 million	0.650%
Next $500 million	0.600
Next $1 billion	0.550
Next $2 billion	0.525
Next $1 billion	0.500
Next $5 billion	0.490
Over $10 billion	0.480
For the year ended March 31, 2021, the management fee was equivalent to an annual rate of 0.65% of the Fund’s average daily net assets.
Funds Management has retained the services of a subadviser to provide daily portfolio management to the Fund. The fee for subadvisory services is borne by Funds Management. Wells Capital Management Incorporated ("WellsCap"), an affiliate of Funds Management and an indirect wholly owned subsidiary of Wells Fargo, is the subadviser to the Fund and is entitled to receive a fee from Funds Management at an annual rate starting at 0.30% and declining to 0.20% as the average daily net assets of the Fund increase.
Administration fees
Under a class-level administration agreement, Funds Management provides class-level administrative services to the Fund, which includes paying fees and expenses for services provided by the transfer agent, sub-transfer agents, omnibus account servicers and record-keepers. As compensation for its services under the class-level administration agreement, Funds Management receives an annual fee which is calculated based on the average daily net assets of each class as follows:
Class-level administration fee
Class A	0.21%
Class C	0.21
Administrator Class	0.13
Institutional Class	0.13
Waivers and/or expense reimbursements
Funds Management has contractually waived and/or reimbursed management and administration fees to the extent necessary to maintain certain net operating expense ratios for the Fund. When each class of the Fund has exceeded its expense cap, Funds Management has waived fees and/or reimbursed expenses from fund-level expenses on a proportionate basis and then from class specific expenses. When only certain classes exceed their expense caps, waivers and/or reimbursements are applied against class specific expenses before fund-level expenses. Funds Management has committed through July 31, 2021 to waive fees and/or reimburse expenses to the extent necessary to cap expenses. Prior to or after the commitment expiration date, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees. The contractual expense caps are as follows:
Expense ratio caps
Class A	1.05%
Class C	1.80
Administrator Class	0.92
Institutional Class	0.72
Distribution fee
The Trust has adopted a distribution plan for Class C shares of the Fund pursuant to Rule 12b-1 under the 1940 Act. A distribution fee is charged charged to Class C shares and paid to Wells Fargo Funds Distributor, LLC ("Funds Distributor"), the principal underwriter, at an annual rate of 0.75% of the average daily net assets of Class C shares.

Wells Fargo Utility and Telecommunications Fund  |  25

Notes to financial statements
In addition, Funds Distributor is entitled to receive the front-end sales charge from the purchase of Class A shares and a contingent deferred sales charge on the redemption of certain Class A shares. Funds Distributor is also entitled to receive the contingent deferred sales charges from redemptions of Class C shares. For the year ended March 31, 2021, Funds Distributor received $20,823 from the sale of Class A shares and $15 in contingent deferred sales charges from redemptions of Class C shares. Funds Distributor did not receive any contingent deferred sales charges from Class A for the year ended March 31, 2021.
Shareholder servicing fees
The Trust has entered into contracts with one or more shareholder servicing agents, whereby Class A, Class C, and Administrator Class of the Fund are charged a fee at an annual rate of 0.25% of the average daily net assets of each respective class. A portion of these total shareholder servicing fees were paid to affiliates of Wells Fargo.
Interfund transactions
The Fund may purchase or sell portfolio investment securities to certain other Wells Fargo affiliates pursuant to Rule 17a-7 under the 1940 Act and under procedures adopted by the Board of Trustees. The procedures have been designed to ensure that these interfund transactions, which do not incur broker commissions, are effected at current market prices.
5. INVESTMENT PORTFOLIO TRANSACTIONS
Purchases and sales of investments, excluding U.S. government obligations (if any) and short-term securities, for the year ended March 31, 2021 were $80,904,186 and $89,292,391, respectively.
6. SECURITIES LENDING TRANSACTIONS
The Fund lends its securities through an unaffiliated securities lending agent and receives collateral in the form of cash or securities with a value at least equal to the value of the securities on loan. The value of the loaned securities is determined at the close of each business day and any increases or decreases in the required collateral are exchanged between the Fund and the counterparty on the next business day. Cash collateral received is invested in the Securities Lending Fund which seeks to provide a positive return compared to the daily Federal Funds Open Rate by investing in high-quality, U.S. dollar-denominated short-term money market instruments and is exempt from registration under Section 3(c)(7) of the 1940 Act. Securities Lending Fund is managed by Funds Management and is subadvised by WellsCap. Funds Management receives an advisory fee starting at 0.05% and declining to 0.01% as the average daily net assets of the Securities Lending Fund increase. All of the fees received by Funds Management are paid to WellsCap for its services as subadviser.
In the event of counterparty default or the failure of a borrower to return a loaned security, the Fund has the right to use the collateral to offset any losses incurred. As of March 31, 2021, the Fund did not have any securities on loan.
7. BANK BORROWINGS
The Trust (excluding the money market funds), Wells Fargo Master Trust and Wells Fargo Variable Trust are parties to a $350,000,000 revolving credit agreement whereby the Fund is permitted to use bank borrowings for temporary or emergency purposes, such as to fund shareholder redemption requests. Interest under the credit agreement is charged to the Fund based on a borrowing rate equal to the higher of the Federal Funds rate in effect on that day plus 1.25% or the overnight LIBOR rate in effect on that day plus 1.25%. In addition, an annual commitment fee equal to 0.25% of the unused balance is allocated to each participating fund.
For the year ended March 31, 2021, there were no borrowings by the Funds under the agreement.
8. DISTRIBUTIONS TO SHAREHOLDERS
The tax character of distributions paid during the years ended March 31, 2021 and March 31, 2020 were as follows:
	Year ended March 31
	2021	2020
Ordinary income	$ 7,384,043	$ 6,071,815
Long-term capital gain	47,406,770	63,320,520

26  |  Wells Fargo Utility and Telecommunications Fund

Notes to financial statements
As of March 31, 2021, the components of distributable earnings on a tax basis were as follows:
Undistributed ordinary income	Undistributed long-term gain	Unrealized gains
$10,948	$48,447,438	$160,069,804
9. CONCENTRATION RISKS
As of the end of the period, the Fund concentrated its portfolio of investments in utility and telecommunications companies. A fund that invests a substantial portion of its assets in any sector may be more affected by changes in that sector than would be a fund whose investments are not heavily weighted in any sector.
10. INDEMNIFICATION
Under the Fund's organizational documents, the officers and Trustees have been granted certain indemnification rights against certain liabilities that may arise out of performance of their duties to the Fund. The Fund has entered into a separate agreement with each Trustee that converts indemnification rights currently existing under the Fund’s organizational documents into contractual rights that cannot be changed in the future without the consent of the Trustee. Additionally, in the normal course of business, the Fund may enter into contracts with service providers that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated.
11. NEW ACCOUNTING PRONOUNCEMENT
In August 2018, FASB issued Accounting Standards Update (“ASU”) No. 2018-13, Fair Value Measurement (Topic 820) Disclosure Framework - Changes to the Disclosure Requirements for Fair Value Measurement. ASU 2018-13 updates the disclosure requirements on fair value measurements in Topic 820, Fair Value Measurements. The amendments are effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019. Management has adopted this guidance which did not have a material impact on the financial statements.
12. CORONAVIRUS (COVID-19) PANDEMIC
On March 11, 2020, the World Health Organization announced that it had made the assessment that coronavirus disease 2019 (“COVID-19”) is a pandemic. The impacts of COVID-19 are affecting the entire global economy, individual companies and investment products, the funds, and the market in general. There is significant uncertainty around the extent and duration of business disruptions related to COVID-19 and the impacts may last for an extended period of time. COVID-19 has led to significant uncertainty and volatility in the financial markets.

Wells Fargo Utility and Telecommunications Fund  |  27

Report of independent registered public accounting firm
To the Shareholders of the Fund and Board of Trustees
Wells Fargo Funds Trust:
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities of Wells Fargo Utility and Telecommunications Fund (the Fund), one of the funds constituting Wells Fargo Funds Trust, including the portfolio of investments, as of March 31, 2021, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the financial statements) and the financial highlights for each of the years in the five-year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of March 31, 2021, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of March 31, 2021, by correspondence with the custodian and transfer agent. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.
We have not been able to determine the specific year that we began serving as the auditor of one or more Wells Fargo Funds investment companies; however we are aware that we have served as the auditor of one or more Wells Fargo Funds investment companies since at least 1955.
Boston, Massachusetts
May 26, 2021

28  |  Wells Fargo Utility and Telecommunications Fund

Other information (unaudited)
TAX INFORMATION
For corporate shareholders, pursuant to Section 854 of the Internal Revenue Code, 100.00% of ordinary income dividends qualify for the corporate dividends-received deduction for the fiscal year ended March 31, 2021.
Pursuant to Section 852 of the Internal Revenue Code, $47,406,770 was designated as a 20% rate gain distribution for the fiscal year ended March 31, 2021
Pursuant to Section 854 of the Internal Revenue Code, $7,384,043 of income dividends paid during the fiscal year ended March 31, 2021 has been designated as qualified dividend income (QDI).
For the fiscal year ended March 31, 2021, $10,711 has been designated as interest-related dividends for nonresident alien shareholders pursuant to Section 871 of the Internal Revenue Code.
For the fiscal year ended March 31, 2021, $310,655 has been designated as short-term capital gain dividends for nonresident alien shareholders pursuant to Section 871 of the Internal Revenue Code.
PROXY VOTING INFORMATION
A description of the policies and procedures used to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-800-222-8222, visiting our website at wfam.com, or visiting the SEC website at sec.gov. Information regarding how the proxies related to portfolio securities were voted during the most recent 12-month period ended June 30 is available on the website at wfam.com or by visiting the SEC website at sec.gov.
QUARTERLY PORTFOLIO HOLDINGS INFORMATION
The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. Shareholders may view the filed Form N-PORT by visiting the SEC website at sec.gov.

Wells Fargo Utility and Telecommunications Fund  |  29

Other information (unaudited)
BOARD OF TRUSTEES AND OFFICERS
Each of the Trustees and Officers listed in the table below acts in identical capacities for each fund in the Wells Fargo family of funds, which consists of 142 mutual funds comprising the Wells Fargo Funds Trust, Wells Fargo Variable Trust, Wells Fargo Master Trust and four closed-end funds (collectively the “Fund Complex”). This table should be read in conjunction with the Prospectus and the Statement of Additional Information1. The mailing address of each Trustee and Officer is 525 Market Street, 12th Floor, San Francisco, CA 94105. Each Trustee and Officer serves an indefinite term, however, each Trustee serves such term until reaching the mandatory retirement age established by the Trustees.
Independent Trustees
Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships
William R. Ebsworth (Born 1957)	Trustee, since 2015	Retired. From 1984 to 2013, equities analyst, portfolio manager, research director and chief investment officer at Fidelity Management and Research Company in Boston, Tokyo, and Hong Kong, and retired in 2013 as Chief Investment Officer of Fidelity Strategic Advisers, Inc. where he led a team of investment professionals managing client assets. Prior thereto, Board member of Hong Kong Securities Clearing Co., Hong Kong Options Clearing Corp., the Thailand International Fund, Ltd., Fidelity Investments Life Insurance Company, and Empire Fidelity Investments Life Insurance Company. Audit Committee Chair and Investment Committee Chair of the Vincent Memorial Hospital Endowment (non-profit organization). Mr. Ebsworth is a CFA® charterholder.	N/A
Jane A. Freeman (Born 1953)	Trustee, since 2015; Chair Liaison, since 2018	Retired. From 2012 to 2014 and 1999 to 2008, Chief Financial Officer of Scientific Learning Corporation. From 2008 to 2012, Ms. Freeman provided consulting services related to strategic business projects. Prior to 1999, Portfolio Manager at Rockefeller & Co. and Scudder, Stevens & Clark. Board member of the Harding Loevner Funds from 1996 to 2014, serving as both Lead Independent Director and chair of the Audit Committee. Board member of the Russell Exchange Traded Funds Trust from 2011 to 2012 and the chair of the Audit Committee. Ms. Freeman is also an inactive Chartered Financial Analyst.	N/A
Isaiah Harris, Jr. (Born 1952)	Trustee, since 2009; Audit Committee Chair, since 2019	Retired. Chairman of the Board of CIGNA Corporation since 2009, and Director since 2005. From 2003 to 2011, Director of Deluxe Corporation. Prior thereto, President and CEO of BellSouth Advertising and Publishing Corp. from 2005 to 2007, President and CEO of BellSouth Enterprises from 2004 to 2005 and President of BellSouth Consumer Services from 2000 to 2003. Emeritus member of the Iowa State University Foundation Board of Governors. Emeritus Member of the Advisory Board of Iowa State University School of Business. Advisory Board Member, Palm Harbor Academy (private school). Mr. Harris is a certified public accountant (inactive status).	CIGNA Corporation
Judith M. Johnson (Born 1949)	Trustee, since 2008	Retired. Prior thereto, Chief Executive Officer and Chief Investment Officer of Minneapolis Employees Retirement Fund from 1996 to 2008. Ms. Johnson is an attorney, certified public accountant and a certified managerial accountant.	N/A
David F. Larcker (Born 1950)	Trustee, since 2009	James Irvin Miller Professor of Accounting at the Graduate School of Business (Emeritus), Stanford University, Director of the Corporate Governance Research Initiative and Senior Faculty of The Rock Center for Corporate Governance since 2006. From 2005 to 2008, Professor of Accounting at the Graduate School of Business, Stanford University. Prior thereto, Ernst & Young Professor of Accounting at The Wharton School, University of Pennsylvania from 1985 to 2005.	N/A

30  |  Wells Fargo Utility and Telecommunications Fund

Other information (unaudited)
Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships
Olivia S. Mitchell (Born 1953)	Trustee, since 2006; Nominating and Governance Committee Chair, since 2018	International Foundation of Employee Benefit Plans Professor, Wharton School of the University of Pennsylvania since 1993. Director of Wharton’s Pension Research Council and Boettner Center on Pensions & Retirement Research, and Research Associate at the National Bureau of Economic Research. Previously, Cornell University Professor from 1978 to 1993.	N/A
Timothy J. Penny (Born 1951)	Trustee, since 1996; Chair, since 2018	President and Chief Executive Officer of Southern Minnesota Initiative Foundation, a non-profit organization, since 2007. Member of the Board of Trustees of NorthStar Education Finance, Inc., a non-profit organization, since 2007.	N/A
James G. Polisson (Born 1959)	Trustee, since 2018	Retired. Chief Marketing Officer, Source (ETF) UK Services, Ltd, from 2015 to 2017. From 2012 to 2015, Principal of The Polisson Group, LLC, a management consulting, corporate advisory and principal investing company. Chief Executive Officer and Managing Director at Russell Investments, Global Exchange Traded Funds from 2010 to 2012. Managing Director of Barclays Global Investors from 1998 to 2010 and Global Chief Marketing Officer for iShares and Barclays Global Investors from 2000 to 2010. Trustee of the San Francisco Mechanics’ Institute, a non-profit organization, from 2013 to 2015. Board member of the Russell Exchange Traded Fund Trust from 2011 to 2012. Director of Barclays Global Investors Holdings Deutschland GmbH from 2006 to 2009. Mr. Polisson is an attorney and has a retired status with the Massachusetts and District of Columbia Bar Associations.	N/A
Pamela Wheelock (Born 1959)	Trustee, since January 2020; previously Trustee from January 2018 to July 2019	Board member of the Destination Medical Center Economic Development Agency, Rochester, Minnesota since 2019. Interim President of the McKnight Foundation from January to September 2020. Acting Commissioner, Minnesota Department of Human Services, July 2019 through September 2019. Human Services Manager (part-time), Minnesota Department of Human Services, October 2019 through December 2019. Chief Operating Officer, Twin Cities Habitat for Humanity from 2017 to 2019. Vice President of University Services, University of Minnesota from 2012 to 2016. Prior thereto, on the Board of Directors, Governance Committee and Finance Committee for the Minnesota Philanthropy Partners (Saint Paul Foundation) from 2012 to 2018, Interim Chief Executive Officer of Blue Cross Blue Shield of Minnesota from 2011 to 2012, Chairman of the Board from 2009 to 2012 and Board Director from 2003 to 2015. Vice President, Leadership and Community Engagement, Bush Foundation, Saint Paul, Minnesota (a private foundation) from 2009 to 2011. Executive Vice President and Chief Financial Officer, Minnesota Sports and Entertainment from 2004 to 2009 and Senior Vice President from 2002 to 2004. Executive Vice President of the Minnesota Wild Foundation from 2004 to 2008. Commissioner of Finance, State of Minnesota, from 1999 to 2002. Currently Board Chair of the Minnesota Wild Foundation since 2010.	N/A
*  Length of service dates reflect the Trustee’s commencement of service with the Trust’s predecessor entities, where applicable.

Wells Fargo Utility and Telecommunications Fund  |  31

Other information (unaudited)
Officers
Name and year of birth	Position held and length of service	Principal occupations during past five years or longer
Andrew Owen (Born 1960)	President, since 2017	Executive Vice President of Wells Fargo & Company and Head of Affiliated Managers, Wells Fargo Asset Management, since 2014. In addition, Mr. Owen is currently President, Chief Executive Officer and Director of Wells Fargo Funds Management, LLC since 2017. Prior thereto, Executive Vice President responsible for marketing, investments and product development for Wells Fargo Funds Management, LLC, from 2009 to 2014.
Jeremy DePalma (Born 1974)	Treasurer, since 2012 (for certain funds in the Fund Complex); since 2021 (for the remaining funds in the Fund Complex)	Senior Vice President of Wells Fargo Funds Management, LLC since 2009. Senior Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010 and head of the Fund Reporting and Control Team within Fund Administration from 2005 to 2010.
Michelle Rhee (Born 1966)	Chief Legal Officer, since 2019	Secretary of Wells Fargo Funds Management, LLC and Chief Legal Counsel of Wells Fargo Asset Management since 2018. Deputy General Counsel of Wells Fargo Bank, N.A. since 2020 and Assistant General Counsel of Wells Fargo Bank, N.A. from 2018 to 2020. Associate General Counsel and Managing Director of Bank of America Corporation from 2004 to 2018.
Catherine Kennedy (Born 1969)	Secretary, since 2019	Vice President of Wells Fargo Funds Management, LLC and Senior Counsel of the Wells Fargo Legal Department since 2010. Vice President and Senior Counsel of Evergreen Investment Management Company, LLC from 1998 to 2010.
Michael H. Whitaker (Born 1967)	Chief Compliance Officer, since 2016	Chief Compliance Officer of Wells Fargo Asset Management since 2016. Senior Vice President and Chief Compliance Officer for Fidelity Investments from 2007 to 2016.
1  The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-222-8222 or by visiting the website at wfam.com.

32  |  Wells Fargo Utility and Telecommunications Fund

For more information
More information about Wells Fargo Funds is available free upon request. To obtain literature, please write, visit the Fund's website, or call:
Wells Fargo Funds
P.O. Box 219967
Kansas City, MO 64121-9967
Website: wfam.com
Individual investors: 1-800-222-8222
Retail investment professionals: 1-888-877-9275
Institutional investment professionals: 1-866-765-0778
This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. If this report is used for promotional purposes, distribution of the report must be accompanied or preceded by a current prospectus. Before investing, please consider the investment objectives, risks, charges, and expenses of the investment. For a current prospectus and, if available, a summary prospectus, containing this information, call 1-800-222-8222 or visit the Fund's website at wfam.com. Read the prospectus carefully before you invest or send money.
Wells Fargo Asset Management (WFAM) is the trade name for certain investment advisory/management firms owned by Wells Fargo & Company. These firms include but are not limited to Wells Capital Management Incorporated and Wells Fargo Funds Management, LLC. Certain products managed by WFAM entities are distributed by Wells Fargo Funds Distributor, LLC (a broker-dealer and Member FINRA).
This material is for general informational and educational purposes only and is NOT intended to provide investment advice or a recommendation of any kind - including a recommendation for any specific investment, strategy, or plan.
 INVESTMENT PRODUCTS: NOT FDIC INSURED  ■  NO BANK GUARANTEE  ■  MAY LOSE VALUE
© 2021 Wells Fargo & Company. All rights reserved.
PAR-0421-00284 05-21
A318/AR318 03-21

ITEM 2.	CODE OF ETHICS

(a) As of the end of the period covered by the report, Wells Fargo Funds Trust has adopted a code of ethics that applies to its President and Treasurer. A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

(c) During the period covered by this report, there were no amendments to the provisions of the code of ethics adopted in Item 2(a) above.

(d) During the period covered by this report, there were no implicit or explicit waivers to the provisions of the code of ethics adopted in Item 2(a) above.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT

The Board of Trustees of Wells Fargo Funds Trust has determined that Judith Johnson is an audit committee financial expert, as defined in Item 3 of Form N-CSR. Mrs. Johnson is independent for purposes of Item 3 of Form N-CSR.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

(a), (b), (c), (d) The following table presents aggregate fees billed in each of the last two fiscal years for services rendered to the Registrant by the Registrant’s principal accountant. These fees were billed to the registrant and were approved by the Registrant’s audit committee.

	Fiscal year ended March 31, 2021	Fiscal year ended March 31, 2020
Audit fees	$228,820	$230,650
Audit-related fees	—	—
Tax fees (1)	33,000	32,250
All other fees	—	—

	$261,820	$262,900

(1)	Tax fees consist of fees for tax compliance, tax advice, tax planning and excise tax.

(e) The Chair of the Audit Committees is authorized to pre-approve: (1) audit services for the mutual funds of Wells Fargo Funds Trust; (2) non-audit tax or compliance consulting or training services provided to the Funds by the independent auditors (“Auditors”) if the fees for any particular engagement are not anticipated to exceed $50,000; and (3) non-audit tax or compliance consulting or training services provided by the Auditors to a Fund’s investment adviser and its controlling entities (where pre-approval is required because the engagement relates directly to the operations and financial reporting of the Fund) if the fee to the Auditors for any particular engagement is not anticipated to exceed $50,000. For any such pre-approval sought from the Chair, Management shall prepare a brief description of the proposed services.

If the Chair approves of such service, he or she shall sign the statement prepared by Management. Such written statement shall be presented to the full Committees at their next regularly scheduled meetings.

(f) Not applicable

(g) Not applicable

(h) Not applicable

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable.

ITEM 6.	INVESTMENTS

A Portfolio of Investments for each series of Wells Fargo Funds Trust is included as part of the report to shareholders filed under Item 1 of this Form.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees that have been implemented since the registrant’s last provided disclosure in response to the requirements of this Item.

ITEM 11.	CONTROLS AND PROCEDURES

(a) The President and Treasurer have concluded that the Wells Fargo Funds Trust disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) provide reasonable assurances that material information relating to the registrant is made known to them by the appropriate persons based on their evaluation of these controls and procedures as of a date within 90 days of the filing of this report.

(b) There were no significant changes in the registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the most recent fiscal half-year of the period covered by this report that materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	DISCLOSURES OF SECURITIES LENDING ACTIVITES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 13.	EXHIBITS

(a)(1) Code of Ethics.

(a)(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Wells Fargo Funds Trust

By:
/s/ Andrew Owen

Andrew Owen
President

Date:	May 26, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the date indicated.

Wells Fargo Funds Trust

By:
/s/ Andrew Owen

Andrew Owen
President

Date:	May 26, 2021

By:
/s/Jeremy DePalma

Jeremy DePalma
Treasurer

Date:	May 26, 2021